UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05447

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	06-30

Date of reporting period:	12-31-2010

ITEM 1.  REPORTS TO STOCKHOLDERS.
SEMIANNUAL REPORT        DECEMBER 31, 2010

Disciplined Growth Fund

President’s Letter	2
Market Perspective	3
U.S. Stock Index Returns	3

Performance	4
Portfolio Commentary	6
Top Ten Holdings	8
Top Five Industries	8
Types of Investments in Portfolio	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	22

Other Information

Additional Information	28

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

   Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended December 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

   By Scott Wittman, Chief Investment Officer, Quantitative Equity

and Asset Allocation

Strong Returns for Stocks

After declining modestly overall in the first six months of 2010, the U.S. stock market rebounded sharply during the final half of the year. The broad equity indices enjoyed their best six-month period of performance in more than a year and the third-best six-month return in the past decade.

The equity market was volatile early in the period, advancing in July and falling in August as signs of a slowdown in the pace of economic activity, combined with persistent sovereign debt problems in Europe, led to concerns about a potential “double-dip” recession (a return to recession after a brief period of recovery). The uncertain outlook contributed to wide day-to-day market fluctuations as investors reacted to inconsistent economic data.

However, investor sentiment changed in September, when the market generated its best month of performance since April 2009, sparking a substantial rally that extended through the end of the year. Many segments of the economy began to show evidence of improvement, erasing concerns about a relapse into recession. In addition, another round of quantitative easing measures by the Federal Reserve and an 11th-hour extension of federal tax breaks scheduled to expire at the end of 2010 bolstered investor confidence that economic growth would continue to accelerate in 2011.

Smaller Stocks and Growth Shares Outperformed

For the six-month period, the broad U.S. equity indices gained approximately 25% overall. As the table below indicates, smaller was better—small- and mid-cap stocks led the market’s advance, with small-company stocks gaining nearly 30%. Meanwhile, growth-oriented shares solidly outpaced value issues across all market capitalizations during the period, reflecting the improving prospects for economic growth.

Every sector of the market posted double-digit gains for the six months. The most economically sensitive sectors of the market—including materials, energy, industrials, and consumer discretionary—delivered the best returns. In particular, the materials sector gained 40% thanks to a surge in commodity prices. The laggards were the more defensive segments of the market, such as health care, utilities, and consumer staples.

U.S. Stock Index Returns
For the six months ended December 31, 2010*
Russell 1000 Index (Large-Cap)	24.03%	Russell 2000 Index (Small-Cap)	29.38%
Russell 1000 Growth Index	26.37%	Russell 2000 Growth Index	32.14%
Russell 1000 Value Index	21.74%	Russell 2000 Value Index	26.58%
Russell Midcap Index	28.12%	*Total returns for periods less than one year are not annualized.
Russell Midcap Growth Index	30.71%
Russell Midcap Value Index	25.86%

3

Performance

Total Returns as of December 31, 2010
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years	Since Inception	Inception Date
Investor Class	ADSIX	27.97%	22.17%	3.73%	4.49%	9/30/05
Russell 1000 Growth Index	—	26.37%	16.71%	3.75%	4.15%	—
Institutional Class	ADCIX	28.02%	22.37%	3.93%	4.69%	9/30/05
A Class(2) No sales charge* With sales charge*	ADCVX	27.87% 20.56%	21.93% 14.92%	3.50% 2.27%	4.24% 3.07%	9/30/05
B Class No sales charge* With sales charge*	ADYBX	27.33% 22.33%	20.96% 16.96%	— —	-2.11% -3.09%	9/28/07
C Class No sales charge* With sales charge*	ADCCX	27.33% 26.33%	20.96% 20.96%	— —	-2.11% -2.11%	9/28/07
R Class	ADRRX	27.59%	21.50%	3.22%	3.96%	9/30/05

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.

(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over Life of Class
$10,000 investment made September 30, 2005

*	From 9/30/05, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
1.05%	0.85%	1.30%	2.05%	2.05%	1.55%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Bill Martin and Lynette Pang

Performance Summary

Disciplined Growth returned 27.97%* for the six months ended December 31, 2010, compared with the 26.37% return of its benchmark, the Russell 1000 Growth Index, and the 23.27%** return of the broad S&P 500 Index.

Disciplined Growth’s return of more than 25% reflected the sharp rally in the U.S. equity market and the outperformance of growth-oriented stocks during the last half of 2010. In addition, the fund outpaced the Russell 1000 Growth Index for the six months, with favorable stock selection the primary reason behind the outperformance.

Materials and Consumer Discretionary Drove Absolute Results

On an absolute basis, the best-performing sectors in the portfolio were materials and consumer discretionary, both of which gained more than 35% for the six-month period. Expectations of improving economic conditions on a global scale provided a lift to these two sectors. The top contributors included metals producer Freeport-McMoRan Copper & Gold, which gained more than 100% for the six months, and online retailer Amazon.com.

Information technology, Disciplined Growth’s largest sector weighting during the period, also contributed meaningfully to absolute performance. The leading contributors from this sector included consumer electronics maker Apple, online advertising and search firm Google, and enterprise software maker Oracle.

On the downside, the more defensive health care and consumer staples sectors of the portfolio lagged for the six-month period. The weaker performers in these sectors included robotic surgical systems company Intuitive Surgical and beverage maker Dr Pepper Snapple Group. Other significant decliners in the portfolio included private education firm ITT Educational Services, construction materials manufacturer Carlisle, and disk-drive maker Western Digital.

Technology and Consumer Discretionary Added Value

Looking at relative performance, Disciplined Growth’s holdings in the information technology and consumer discretionary sectors contributed the most to its outperformance of the Russell 1000 Growth Index for the six-month period. Virtually all of the outperformance in the information technology sector resulted from stock selection among communications equipment makers and IT services providers. The top two contributors in this sector, and the portfolio as a whole, were networking products maker Riverbed Technology and electronic payments provider VeriFone Systems. The trend toward cloud computing led to robust sales and profits for Riverbed Technology, while VeriFone Systems benefited from strong pay-at-the-pump sales at gas stations.

In the consumer discretionary sector, an overweight position in internet retailers and stock selection among hotels and restaurants produced the bulk of the outperformance. The leading contributors were online movie rental company

*	All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

**	The S&P 500 Index average annual returns were 15.06% for the one-year period ended December 30, 2010 and 2.58% since the fund’s inception September 30, 2005 through December 30, 2010.

6

Netflix and shoe maker Deckers Outdoor, which includes brands such as Teva and UGG. Netflix enjoyed strong subscriber growth and a developing shift toward streaming movies online, while a sharp increase in sales boosted profits for Deckers.

When it comes to stock selection, underweight positions versus the index are just as important as overweight positions. For example, the fund held underweight positions in network equipment maker Cisco Systems, which slumped after delivering a disappointing earnings and revenue forecast, and diversified technology firm Hewlett-Packard, which slid following the controversial resignation of the company’s chief executive officer. These two decisions were meaningful contributors to the fund’s outperformance of its benchmark index.

Health Care and Consumer Staples Detracted

Disciplined Growth’s holdings in the health care and consumer staples sectors underperformed their counterparts in the Russell 1000 Growth Index. Stock selection among health care equipment makers was responsible for much of the underperformance in the health care sector. The most significant detractor in the portfolio was Intuitive Surgical, which makes robotic surgical systems. Intuitive Surgical fell amid a slowdown in procedure growth and weaker-than-expected results in new overseas markets.

The underperformance in the consumer staples sector resulted from overweight positions in food producers and household products makers. Beverage maker Dr Pepper Snapple Group declined after the company lowered profit forecasts in response to weaker sales, while confectioner Hershey faced narrowing profit margins as the company restructured its operations.

Other notable detractors included private education firm ITT Educational Services, defense contractor Raytheon, and heavy-duty vehicle manufacturer Oshkosh. Concerns about potential government regulation regarding student lending weighed on ITT’s stock price, while both Raytheon and Oshkosh declined amid expectations of reduced defense spending going forward.

A Look Ahead

The stock market’s fluctuations in 2010 were driven more by the broad economic environment than by the fundamental prospects of individual stocks. This general view of the market as an asset class rather than a collection of individual companies can provide opportunities for active investment managers like us to take advantage of mispriced individual stocks. Over time, we expect the economic anxieties reflected in recent market movements to subside, allowing the unique characteristics of each stock to have the biggest impact on their performance.

The quantitative investment process used to manage Disciplined Growth is structured to be objective, disciplined, and systematic. This framework helps us eliminate biases, avoid decisions driven by emotion and short-term fads, and produce repeatable results. Our unique process, built upon proprietary models and methodologies, is designed to outperform over the long term.

7

Top Ten Holdings
% of net assets as of 12/31/10
Apple, Inc.	5.1%
Exxon Mobil Corp.	4.5%
International Business Machines Corp.	3.5%
Google, Inc., Class A	2.8%
Microsoft Corp.	2.8%
Oracle Corp.	2.3%
Intel Corp.	1.9%
Philip Morris International, Inc.	1.6%
Freeport-McMoRan Copper & Gold, Inc.	1.5%
Ford Motor Co.	1.5%

Top Five Industries
% of net assets as of 12/31/10
Software	8.0%
Oil, Gas & Consumable Fuels	6.7%
IT Services	6.1%
Machinery	6.0%
Computers & Peripherals	5.9%

Types of Investments in Portfolio
% of net assets as of 12/31/10
Domestic Common Stocks	94.2%
Foreign Common Stocks*	5.1%
Total Common Stocks	99.3%
Temporary Cash Investments	3.4%
Other Assets and Liabilities	(2.7)%

*	Includes depositary shares, dual listed securities and foreign ordinary shares.

8

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,279.70	$6.03	1.05%
Institutional Class	$1,000	$1,280.20	$4.89	0.85%
A Class	$1,000	$1,278.70	$7.47	1.30%
B Class	$1,000	$1,273.30	$11.75	2.05%
C Class	$1,000	$1,273.30	$11.75	2.05%
R Class	$1,000	$1,275.90	$8.89	1.55%
Hypothetical
Investor Class	$1,000	$1,019.91	$5.35	1.05%
Institutional Class	$1,000	$1,020.92	$4.33	0.85%
A Class	$1,000	$1,018.65	$6.61	1.30%
B Class	$1,000	$1,014.87	$10.41	2.05%
C Class	$1,000	$1,014.87	$10.41	2.05%
R Class	$1,000	$1,017.39	$7.88	1.55%

*
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

DECEMBER 31, 2010 (UNAUDITED)

Shares	Value
Common Stocks — 99.3%
AEROSPACE & DEFENSE — 1.9%
Boeing Co. (The)	3,016	$196,824
General Dynamics Corp.	96	6,812
Honeywell International, Inc.	633	33,651
United Technologies Corp.	2,657	209,159
		446,446
AIR FREIGHT & LOGISTICS — 1.4%
United Parcel Service, Inc., Class B	4,741	344,102
AUTO COMPONENTS — 1.4%
Magna International, Inc.	2,996	155,792
TRW Automotive Holdings Corp.(1)	3,341	176,071
		331,863
AUTOMOBILES — 1.5%
Ford Motor Co.(1)	20,866	350,340
BEVERAGES — 1.5%
Coca-Cola Co. (The)	4,355	286,428
Coca-Cola Enterprises, Inc.	246	6,157
Dr Pepper Snapple Group, Inc.	281	9,880
PepsiCo, Inc.	857	55,988
		358,453
BIOTECHNOLOGY — 2.0%
Biogen Idec, Inc.(1)	2,233	149,723
Celgene Corp.(1)	2,669	157,845
United Therapeutics Corp.(1)	2,606	164,751
		472,319
CAPITAL MARKETS — 0.6%
Legg Mason, Inc.	3,690	133,836
T. Rowe Price Group, Inc.	322	20,782
		154,618
CHEMICALS — 2.2%
E.I. du Pont de Nemours & Co.	3,735	186,302
PPG Industries, Inc.	1,861	156,454
Sigma-Aldrich Corp.	2,739	182,308
		525,064
COMMERCIAL BANKS — 0.6%
Wells Fargo & Co.	4,598	142,492
COMMUNICATIONS EQUIPMENT — 3.5%
Cisco Systems, Inc.(1)	11,292	228,437
F5 Networks, Inc.(1)	1,448	188,472
Plantronics, Inc.	972	36,178
QUALCOMM, Inc.	4,289	212,262
Riverbed Technology, Inc.(1)	4,829	169,836
		835,185
COMPUTERS & PERIPHERALS — 5.9%
Apple, Inc.(1)	3,792	$1,223,147
EMC Corp.(1)	774	17,725
Hewlett-Packard Co.	3,692	155,433
SanDisk Corp.(1)	407	20,293
		1,416,598
CONTAINERS & PACKAGING — 0.7%
Ball Corp.	2,328	158,420
DIVERSIFIED CONSUMER SERVICES — 0.2%
Coinstar, Inc.(1)	53	2,991
ITT Educational Services, Inc.(1)	861	54,837
		57,828
DIVERSIFIED FINANCIAL SERVICES — 0.8%
McGraw-Hill Cos., Inc. (The)	5,088	185,254
ELECTRICAL EQUIPMENT — 0.7%
Emerson Electric Co.	2,836	162,134
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.2%
Tyco Electronics Ltd.	4,217	149,282
Vishay Intertechnology, Inc.(1)	10,320	151,497
		300,779
ENERGY EQUIPMENT & SERVICES — 1.6%
Complete Production Services, Inc.(1)	1,828	54,018
Oceaneering International, Inc.(1)	2,083	153,371
Schlumberger Ltd.	2,030	169,505
		376,894
FOOD & STAPLES RETAILING — 2.5%
Costco Wholesale Corp.	2,138	154,385
Walgreen Co.	3,865	150,580
Wal-Mart Stores, Inc.	1,948	105,056
Whole Foods Market, Inc.(1)	3,580	181,112
		591,133
FOOD PRODUCTS — 1.3%
Corn Products International, Inc.	3,064	140,944
Hershey Co. (The)	3,243	152,907
Sara Lee Corp.	1,353	23,691
		317,542
HEALTH CARE EQUIPMENT & SUPPLIES — 1.8%
Baxter International, Inc.	223	11,288
Cooper Cos., Inc. (The)	601	33,861
Covidien plc	2,006	91,594
IDEXX Laboratories, Inc.(1)	750	51,915

11

Shares	Value
Sirona Dental Systems, Inc.(1)	1,335	$55,776
Varian Medical Systems, Inc.(1)	2,656	184,008
		428,442
HEALTH CARE PROVIDERS & SERVICES — 3.4%
Cardinal Health, Inc.	4,473	171,361
Express Scripts, Inc.(1)	4,540	245,387
Humana, Inc.(1)	2,853	156,173
Magellan Health Services, Inc.(1)	1,672	79,052
McKesson Corp.	2,533	178,273
		830,246
HOTELS, RESTAURANTS & LEISURE — 3.6%
Cheesecake Factory, Inc. (The)(1)	5,026	154,097
Chipotle Mexican Grill, Inc.(1)	661	140,568
McDonald’s Corp.	1,441	110,611
Panera Bread Co., Class A(1)	306	30,970
Starbucks Corp.	7,516	241,489
Wynn Resorts Ltd.	1,772	184,005
		861,740
HOUSEHOLD PRODUCTS — 0.3%
Procter & Gamble Co. (The)	1,058	68,061
INDUSTRIAL CONGLOMERATES — 1.0%
3M Co.	2,919	251,910
INSURANCE — 0.5%
Aflac, Inc.	2,259	127,475
INTERNET & CATALOG RETAIL — 2.5%
Amazon.com, Inc.(1)	1,879	338,220
Netflix, Inc.(1)	944	165,861
priceline.com, Inc.(1)	217	86,702
		590,783
INTERNET SOFTWARE & SERVICES — 2.8%
Google, Inc., Class A(1)	1,145	680,096
IT SERVICES — 6.1%
Accenture plc, Class A	5,441	263,834
International Business Machines Corp.	5,657	830,222
NeuStar, Inc., Class A(1)	6,036	157,238
VeriFone Systems, Inc.(1)	4,363	168,237
Visa, Inc., Class A	674	47,436
		1,466,967
LEISURE EQUIPMENT & PRODUCTS — 0.7%
Polaris Industries, Inc.	2,080	162,282
LIFE SCIENCES TOOLS & SERVICES — 1.5%
Illumina, Inc.(1)	2,986	189,133
Life Technologies Corp.(1)	3,166	175,713
		364,846
MACHINERY — 6.0%
Caterpillar, Inc.	2,626	$245,951
Deere & Co.	2,519	209,203
Eaton Corp.	1,649	167,390
Graco, Inc.	2,185	86,198
PACCAR, Inc.	4,043	232,149
Parker-Hannifin Corp.	1,977	170,615
Timken Co.	3,720	177,556
Toro Co. (The)	2,585	159,340
		1,448,402
MEDIA — 1.1%
DirecTV, Class A(1)	6,845	273,321
METALS & MINING — 2.2%
Freeport-McMoRan Copper & Gold, Inc.	2,968	356,427
Walter Energy, Inc.	1,376	175,908
		532,335
MULTILINE RETAIL — 0.8%
Dollar Tree, Inc.(1)	1,878	105,318
Family Dollar Stores, Inc.	616	30,622
Target Corp.	1,030	61,934
		197,874
OIL, GAS & CONSUMABLE FUELS — 6.7%
Chevron Corp.	2,072	189,070
ConocoPhillips	944	64,286
Devon Energy Corp.	741	58,176
Exxon Mobil Corp.	14,917	1,090,731
Occidental Petroleum Corp.	2,170	212,877
		1,615,140
PAPER & FOREST PRODUCTS — 0.6%
Domtar Corp.	2,056	156,092
PERSONAL PRODUCTS — 1.5%
Estee Lauder Cos., Inc. (The), Class A	2,327	187,789
Herbalife Ltd.	2,453	167,712
Nu Skin Enterprises, Inc., Class A	235	7,111
		362,612
PHARMACEUTICALS — 2.1%
Abbott Laboratories	5,250	251,528
Allergan, Inc.	2,829	194,267
Eli Lilly & Co.	2,056	72,042
		517,837
PROFESSIONAL SERVICES — 0.7%
Verisk Analytics, Inc., Class A(1)	4,957	168,935
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.7%
Rayonier, Inc.	3,049	160,133

12

Shares	Value
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.1%
CB Richard Ellis Group, Inc., Class A(1)	710	$14,541
ROAD & RAIL — 1.0%
AMERCO, Inc.(1)	898	86,244
Union Pacific Corp.	1,763	163,359
		249,603
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 5.5%
Analog Devices, Inc.	1,779	67,015
Atmel Corp.(1)	319	3,930
Cypress Semiconductor Corp.(1)	6,975	129,596
Intel Corp.	21,239	446,656
LSI Corp.(1)	11,966	71,676
Marvell Technology Group Ltd.(1)	5,453	101,153
Rambus, Inc.(1)	8,124	166,380
RF Micro Devices, Inc.(1)	20,667	151,902
Teradyne, Inc.(1)	12,807	179,810
		1,318,118
SOFTWARE — 8.0%
Citrix Systems, Inc.(1)	2,953	202,015
FactSet Research Systems, Inc.	102	9,564
Intuit, Inc.(1)	3,973	195,869
Microsoft Corp.	24,235	676,641
Oracle Corp.	17,830	558,079
salesforce.com, inc.(1)	825	108,900
VMware, Inc., Class A(1)	1,862	165,550
		1,916,618
SPECIALTY RETAIL — 4.2%
Advance Auto Parts, Inc.	957	63,306
AutoZone, Inc.(1)	657	179,092
Bed Bath & Beyond, Inc.(1)	849	41,728
Home Depot, Inc. (The)	1,372	48,102
Limited Brands, Inc.	5,722	175,837
Lowe’s Cos., Inc.	147	3,687
Ross Stores, Inc.	2,526	159,769
TJX Cos., Inc. (The)	3,593	159,493
Williams-Sonoma, Inc.	4,869	173,775
		1,004,789
TEXTILES, APPAREL & LUXURY GOODS — 0.8%
Coach, Inc.	308	$17,035
Lululemon Athletica, Inc.(1)	2,166	148,198
VF Corp.	401	34,558
		199,791
TOBACCO — 1.6%
Philip Morris International, Inc.	6,581	385,186
TOTAL COMMON STOCKS (Cost $19,528,311)		23,881,639
Temporary Cash Investments — 3.4%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	14,415	14,415
Repurchase Agreement, Bank of America Securities, LLC, (collateralized by various U.S. Treasury obligations, 3.125%, 9/30/13, valued at $817,163), in a joint trading account at 0.08%, dated 12/31/10, due 1/3/11 (Delivery value $800,005)		800,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $814,415)		814,415
TOTAL INVESTMENT SECURITIES — 102.7% (Cost $20,342,726)		24,696,054
OTHER ASSETS AND LIABILITIES — (2.7)%		(654,697)
TOTAL NET ASSETS — 100.0%		$24,041,357

Notes to Schedule of Investments

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

DECEMBER 31, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $20,342,726)	$24,696,054
Receivable for investments sold	48,760
Receivable for capital shares sold	66,397
Dividends and interest receivable	10,140
24,821,351

Liabilities
Payable for investments purchased	718,810
Payable for capital shares redeemed	41,676
Accrued management fees	19,000
Distribution and service fees payable	508
779,994

Net Assets	$24,041,357

Net Assets Consist of:
Capital (par value and paid-in surplus)	$22,806,587
Accumulated net investment loss	(29,297)
Accumulated net realized loss	(3,089,261)
Net unrealized appreciation	4,353,328
$24,041,357

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$19,807,136	1,674,610	$11.83
Institutional Class, $0.01 Par Value	$2,648,521	223,426	$11.85
A Class, $0.01 Par Value	$1,014,351	85,987	$11.80	*
B Class, $0.01 Par Value	$105,404	9,087	$11.60
C Class, $0.01 Par Value	$128,913	11,115	$11.60
R Class, $0.01 Par Value	$337,032	28,801	$11.70

*	Maximum offering price $12.52 (net asset value divided by 0.9425)

See Notes to Financial Statements.

14

Statement of Operations

FOR THE SIX MONTHS ENDED DECEMBER 31, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $155)	$132,309
Interest	131
132,440
Expenses:
Management fees	92,826
Distribution and service fees:
A Class	1,010
B Class	329
C Class	328
R Class	758
Director’ fees and expenses	170
Other expenses	768
96,189

Net investment income (loss)	36,251

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	1,169,783
Change in net unrealized appreciation (depreciation) on investments	3,195,527

Net realized and unrealized gain (loss)	4,365,310

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,401,561

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

SIX MONTHS ENDED DECEMBER 31, 2010 (UNAUDITED) AND YEAR ENDED JUNE 30, 2010
Increase (Decrease) in Net Assets	December 31, 2010	June 30, 2010
Operations
Net investment income (loss)	$36,251	$74,458
Net realized gain (loss)	1,169,783	571,034
Change in net unrealized appreciation (depreciation)	3,195,527	1,449,372
Net increase (decrease) in net assets resulting from operations	4,401,561	2,094,864

Distributions to Shareholders
From net investment income:
Investor Class	(52,830)	(68,774)
Institutional Class	(12,483)	(20,108)
A Class	(235)	(1,108)
R Class	—	(95)
Decrease in net assets from distributions	(65,548)	(90,085)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	3,745,497	345,348

Net increase (decrease) in net assets	8,081,510	2,350,127

Net Assets
Beginning of period	15,959,847	13,609,720
End of period	$24,041,357	$15,959,847

Accumulated net investment loss	$(29,297)	—

See Notes to Financial Statements.

16

Notes to Financial Statements

DECEMBER 31, 2010 (UNAUDITED)

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. Disciplined Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth by investing in common stocks.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in

17

accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

18

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.6880% to 0.8700%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the six months ended December 31, 2010 was 1.04% for the Investor Class, A Class, B Class, C Class and R Class and 0.84% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended December 31, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended December 31, 2010, were $14,873,024 and $11,187,422, respectively.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended December 31, 2010		Year ended June 30, 2010
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	526,549	$5,962,674	510,456	$4,912,469
Issued in reinvestment of distributions	4,157	49,257	6,537	64,129
Redeemed	(235,932)	(2,467,462)	(440,705)	(4,161,868)
	294,774	3,544,469	76,288	814,730
Institutional Class/Shares Authorized	10,000,000		10,000,000
Sold	26,847	302,272	50,022	482,024
Issued in reinvestment of distributions	1,052	12,483	2,045	20,108
Redeemed	(36,010)	(379,942)	(102,405)	(972,968)
	(8,111)	(65,187)	(50,338)	(470,836)
A Class/Shares Authorized	10,000,000		10,000,000
Sold	25,426	276,361	52,199	516,352
Issued in reinvestment of distributions	19	229	111	1,086
Redeemed	(11,080)	(119,539)	(31,879)	(293,445)
	14,365	157,051	20,431	223,993
B Class/Shares Authorized	10,000,000		10,000,000
Sold	3,085	35,447	2,723	26,373
C Class/Shares Authorized	10,000,000		10,000,000
Sold	7,294	81,216	1,067	9,604
Redeemed	(678)	(7,793)	(3,432)	(31,950)
	6,616	73,423	(2,365)	(22,346)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	44	453	119	1,182
Issued in reinvestment of distributions	—	—	10	95
Redeemed	(16)	(159)	(24,009)	(227,843)
	28	294	(23,880)	(226,566)
Net increase (decrease)	310,757	$3,745,497	22,859	$345,348

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

20

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$22,647,982	—	—
Foreign Common Stocks	1,233,657	—	—
Temporary Cash Investments	14,415	$800,000	—
Total Value of Investment Securities	$23,896,054	$800,000	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$20,439,489
Gross tax appreciation of investments	$4,330,529
Gross tax depreciation of investments	(73,964)
Net tax appreciation (depreciation) of investments	$4,256,565

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of June 30, 2010, the fund had accumulated capital losses of $(4,201,363), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(1,666,672) and $(2,534,691) expire in 2017 and 2018, respectively.

21

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(1)		2010	2009	2008	2007(2)		2006	2005(3)
Per-Share Data
Net Asset Value, Beginning of Period	$9.27		$8.01	$11.12	$12.35	$11.59		$10.47	$10.00
Income From Investment Operations
Net Investment Income (Loss)(4)	0.02		0.04	0.04	(0.01)	(0.02)		(0.02)	0.01
Net Realized and Unrealized Gain (Loss)	2.57		1.27	(3.12)	(0.74)	0.83		1.20	0.48
Total From Investment Operations	2.59		1.31	(3.08)	(0.75)	0.81		1.18	0.49
Distributions
From Net Investment Income	(0.03)		(0.05)	(0.03)	—	—		—	(0.02)
From Net Realized Gains	—		—	—	(0.48)	(0.05)		(0.06)	—
Total Distributions	(0.03)		(0.05)	(0.03)	(0.48)	(0.05)		(0.06)	(0.02)
Net Asset Value, End of Period	$11.83		$9.27	$8.01	$11.12	$12.35		$11.59	$10.47

Total Return(5)	27.97%		16.35%	(27.63)%	(6.38)%	7.00%		11.30%	4.87%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.05	%(6)	1.05%	1.05%	1.03%	1.02	%(6)	1.02%	1.02	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.39	%(6)	0.46%	0.44%	(0.07)%	(0.29	)%(6)	(0.21)%	(0.28	)%(6)
Portfolio Turnover Rate	61%		84%	98%	134%	78%		124%	37%
Net Assets, End of Period (in thousands)	$19,807		$12,787	$10,440	$16,093	$22,775		$16,709	$8,569

(1)	Six months ended December 31, 2010 (unaudited).

(2)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(3)	September 30, 2005 (fund inception) through December 31, 2005.

(4)	Computed using average shares outstanding throughout the period.

(5)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(6)	Annualized.

See Notes to Financial Statements.

22

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(1)		2010	2009	2008	2007(2)		2006	2005(3)
Per-Share Data
Net Asset Value, Beginning of Period	$9.30		$8.03	$11.15	$12.36	$11.62		$10.47	$10.00
Income From Investment Operations
Net Investment Income (Loss)(4)	0.03		0.06	0.05	0.01	—	(5)	— (5)	0.01
Net Realized and Unrealized Gain (Loss)	2.58		1.28	(3.12)	(0.74)	0.81		1.21	0.48
Total From Investment Operations	2.61		1.34	(3.07)	(0.73)	0.81		1.21	0.49
Distributions
From Net Investment Income	(0.06)		(0.07)	(0.05)	—	—		—	(0.02)
From Net Realized Gains	—		—	—	(0.48)	(0.07)		(0.06)	—
Total Distributions	(0.06)		(0.07)	(0.05)	(0.48)	(0.07)		(0.06)	(0.02)
Net Asset Value, End of Period	$11.85		$9.30	$8.03	$11.15	$12.36		$11.62	$10.47

Total Return(6)	28.02%		16.67%	(27.50)%	(6.22)%	7.02%		11.59%	4.91%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.85	%(7)	0.85%	0.85%	0.83%	0.82	%(7)	0.82%	0.82	%(7)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.59	%(7)	0.66%	0.64%	0.13%	(0.09	)%(7)	(0.01)%	0.48	%(7)
Portfolio Turnover Rate	61%		84%	98%	134%	78%		124%	37%
Net Assets, End of Period (in thousands)	$2,649		$2,152	$2,265	$4,194	$6,918		$3,940	$524

(1)	Six months ended December 31, 2010 (unaudited).

(2)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(3)	September 30, 2005 (fund inception) through December 31, 2005.

(4)	Computed using average shares outstanding throughout the period.

(5)	Per-share amount was less than $0.005.

(6)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(7)	Annualized.

See Notes to Financial Statements.

23

A Class(1)
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(2)		2010	2009	2008	2007(3)		2006	2005(4)
Per-Share Data
Net Asset Value, Beginning of Period	$9.23		$7.98	$11.07	$12.33	$11.56		$10.46	$10.00
Income From Investment Operations
Net Investment Income (Loss)(5)	0.01		0.02	0.02	(0.04)	(0.03)		(0.05)	—	(6)
Net Realized and Unrealized Gain (Loss)	2.56		1.26	(3.09)	(0.74)	0.82		1.21	0.47
Total From Investment Operations	2.57		1.28	(3.07)	(0.78)	0.79		1.16	0.47
Distributions
From Net Investment Income	—	(6)	(0.03)	(0.02)	—	—		—	(0.01)
From Net Realized Gains	—		—	—	(0.48)	(0.02)		(0.06)	—
Total Distributions	—	(6)	(0.03)	(0.02)	(0.48)	(0.02)		(0.06)	(0.01)
Net Asset Value, End of Period	$11.80		$9.23	$7.98	$11.07	$12.33		$11.56	$10.46

Total Return(7)	27.87%		16.00%	(27.76)%	(6.65)%	6.84%		11.12%	4.72%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.30	%(8)	1.30%	1.30%	1.28%	1.27	%(8)	1.27%	1.27	%(8)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.14	%(8)	0.21%	0.19%	(0.32)%	(0.54	)%(8)	(0.46)%	0.03	%(8)
Portfolio Turnover Rate	61%		84%	98%	134%	78%		124%	37%
Net Assets, End of Period (in thousands)	$1,014		$661	$408	$571	$1,248		$701	$531

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.

(2)	Six months ended December 31, 2010 (unaudited).

(3)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(4)	September 30, 2005 (fund inception) through December 31, 2005.

(5)	Computed using average shares outstanding throughout the period.

(6)	Per-share amount was less than $0.005.

(7)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(8)	Annualized.

See Notes to Financial Statements.

24

B Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(1)		2010	2009	2008(2)
Per-Share Data
Net Asset Value, Beginning of Period	$9.11		$7.91	$11.04	$12.93
Income From Investment Operations
Net Investment Income (Loss)(3)	(0.03)		(0.06)	(0.04)	(0.09)
Net Realized and Unrealized Gain (Loss)	2.52		1.26	(3.09)	(1.32)
Total From Investment Operations	2.49		1.20	(3.13)	(1.41)
Distributions
From Net Realized Gains	—		—	—	(0.48)
Net Asset Value, End of Period	$11.60		$9.11	$7.91	$11.04

Total Return(4)	27.33%		15.17%	(28.35)%	(11.22)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.05	%(5)	2.05%	2.05%	2.03	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.61	)%(5)	(0.54)%	(0.56)%	(1.02	)%(5)
Portfolio Turnover Rate	61%		84%	98%	134	%(6)
Net Assets, End of Period (in thousands)	$105		$55	$26	$22

(1)	Six months ended December 31, 2010 (unaudited).

(2)	September 28, 2007 (commencement of sale) through June 30, 2008.

(3)	Computed using average shares outstanding throughout the period.

(4)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

25

C Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(1)		2010	2009	2008(2)
Per-Share Data
Net Asset Value, Beginning of Period	$9.11		$7.91	$11.04	$12.93
Income From Investment Operations
Net Investment Income (Loss)(3)	(0.03)		(0.05)	(0.04)	(0.09)
Net Realized and Unrealized Gain (Loss)	2.52		1.25	(3.09)	(1.32)
Total From Investment Operations	2.49		1.20	(3.13)	(1.41)
Distributions
From Net Realized Gains	—		—	—	(0.48)
Net Asset Value, End of Period	$11.60		$9.11	$7.91	$11.04

Total Return(4)	27.33%		15.17%	(28.35)%	(11.22)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.05	%(5)	2.05%	2.05%	2.03	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.61	)%(5)	(0.54)%	(0.56)%	(1.01	)%(5)
Portfolio Turnover Rate	61%		84%	98%	134	%(6)
Net Assets, End of Period (in thousands)	$129		$41	$54	$22

(1)	Six months ended December 31, 2010 (unaudited).

(2)	September 28, 2007 (commencement of sale) through June 30, 2008.

(3)	Computed using average shares outstanding throughout the period.

(4)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

26

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(1)		2010	2009	2008	2007(2)		2006	2005(3)
Per-Share Data
Net Asset Value, Beginning of Period	$9.17		$7.92	$11.00	$12.28	$11.53		$10.46	$10.00
Income From Investment Operations
Net Investment Income (Loss)(4)	(0.01)		— (5)	— (5)	(0.07)	(0.05)		(0.08)	—	(5)
Net Realized and Unrealized Gain (Loss)	2.54		1.25	(3.08)	(0.73)	0.82		1.21	0.47
Total From Investment Operations	2.53		1.25	(3.08)	(0.80)	0.77		1.13	0.47
Distributions
From Net Investment Income	—		— (5)	—	—	—		—	(0.01)
From Net Realized Gains	—		—	—	(0.48)	(0.02)		(0.06)	—
Total Distributions	—		— (5)	—	(0.48)	(0.02)		(0.06)	(0.01)
Net Asset Value, End of Period	$11.70		$9.17	$7.92	$11.00	$12.28		$11.53	$10.46

Total Return(6)	27.59%		15.82%	(28.00)%	(6.84)%	6.68%		10.83%	4.66%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.55	%(7)	1.55%	1.55%	1.53%	1.52	%(7)	1.52%	1.52	%(7)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.11	)%(7)	(0.04)%	(0.06)%	(0.57)%	(0.79	)%(7)	(0.71)%	(0.22	)%(7)
Portfolio Turnover Rate	61%		84%	98%	134%	78%		124%	37%
Net Assets, End of Period (in thousands)	$337		$264	$417	$576	$619		$580	$523

(1)	Six months ended December 31, 2010 (unaudited).

(2)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(3)	September 30, 2005 (fund inception) through December 31, 2005.

(4)	Computed using average shares outstanding throughout the period.

(5)	Per-share amount was less than $0.005.

(6)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(7)	Annualized.

See Notes to Financial Statements.

27

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor
©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SAN-70489   1102

SEMIANNUAL REPORT        DECEMBER 31, 2010

Equity Growth Fund

President’s Letter	2
Market Perspective	3
U.S. Stock Index Returns	3

Performance	4
Portfolio Commentary	6
Top Ten Holdings	8
Top Five Industries	8
Types of Investments in Portfolio	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	24

Other Information

Additional Information	30

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

   Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended December 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer, Quantitative Equity and
Asset Allocation

Strong Returns for Stocks

After declining modestly overall in the first six months of 2010, the U.S. stock market rebounded sharply during the final half of the year. The broad equity indices enjoyed their best six-month period of performance in more than a year and the third-best six-month return in the past decade.

The equity market was volatile early in the period, advancing in July and falling in August as signs of a slowdown in the pace of economic activity, combined with persistent sovereign debt problems in Europe, led to concerns about a potential “double-dip” recession (a return to recession after a brief period of recovery). The uncertain outlook contributed to wide day-to-day market fluctuations as investors reacted to inconsistent economic data.

However, investor sentiment changed in September, when the market generated its best month of performance since April 2009, sparking a substantial rally that extended through the end of the year. Many segments of the economy began to show evidence of improvement, erasing concerns about a relapse into recession. In addition, another round of quantitative easing measures by the Federal Reserve and an 11th-hour extension of federal tax breaks scheduled to expire at the end of 2010 bolstered investor confidence that economic growth would continue to accelerate in 2011.

Smaller Stocks and Growth Shares Outperformed

For the six-month period, the broad U.S. equity indices gained approximately 25% overall. As the table below indicates, smaller was better—small- and mid-cap stocks led the market’s advance, with small-company stocks gaining nearly 30%. Meanwhile, growth-oriented shares solidly outpaced value issues across all market capitalizations during the period, reflecting the improving prospects for economic growth.

Every sector of the market posted double-digit gains for the six months. The most economically sensitive sectors of the market—including materials, energy, industrials, and consumer discretionary—delivered the best returns. In particular, the materials sector gained 40% thanks to a surge in commodity prices. The laggards were the more defensive segments of the market, such as health care, utilities, and consumer staples.

U.S. Stock Index Returns
For the six months ended December 31, 2010*
Russell 1000 Index (Large-Cap)	24.03%	Russell 2000 Index (Small-Cap)	29.38%
Russell 1000 Growth Index	26.37%	Russell 2000 Growth Index	32.14%
Russell 1000 Value Index	21.74%	Russell 2000 Value Index	26.58%
Russell Midcap Index	28.12%
Russell Midcap Growth Index	30.71%
Russell Midcap Value Index	25.86%

*	Total returns for periods less than one year are not annualized.

3

Performance

Total Returns as of December 31, 2010
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BEQGX	22.33%	14.90%	1.22%	1.84%	8.57%	5/9/91
S&P 500 Index	—	23.27%	15.06%	2.29%	1.41%	8.54%(2)	—
Institutional Class	AMEIX	22.45%	15.12%	1.42%	2.04%	3.83%	1/2/98
A Class(3) No sales charge* With sales charge*	BEQAX	22.12% 15.09%	14.57% 7.99%	0.97% -0.22%	1.58% 0.98%	3.27% 2.80%	10/9/97
B Class No sales charge* With sales charge*	AEYBX	21.67% 16.67%	13.74% 9.74%	— —	— —	-5.26% -6.31%	9/28/07
C Class No sales charge* With sales charge*	AEYCX	21.70% 20.70%	13.72% 13.72%	0.21% 0.21%	— —	1.68% 1.68%	7/18/01
R Class	AEYRX	22.00%	14.33%	0.72%	—	0.87%	7/29/05

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.

(2)	Since April 30, 1991, the date nearest the Investor Class’s inception for which data are available.

(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this change.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2000

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
0.70%	0.50%	0.95%	1.70%	1.70%	1.20%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Bill Martin and Claudia Musat

Performance Summary

Equity Growth returned 22.33%* for the six months ended December 31, 2010, compared with the 23.27% return of its benchmark, the S&P 500 Index.

Equity Growth’s return of more than 20% reflected the sharp rally in the U.S. equity market for the last half of 2010. Despite this strong absolute return, however, the fund lagged the S&P 500 for the six months. Individual stock selection, which is the primary emphasis in our investment approach for Equity Growth, was the key factor behind the fund’s underperformance of the index.

Materials and Energy Drove Absolute Results

On an absolute basis, the best-performing sectors in the portfolio were materials and energy, both of which gained more than 40% for the six-month period. Expectations of improving economic conditions on a global scale provided a lift to commodity prices, which in turn boosted materials and energy stocks. Five of the portfolio’s top ten contributors to absolute performance—including four of the top five—came from these two sectors. The best contributors included metals producer Freeport-McMoRan Copper & Gold and energy services and equipment provider National Oilwell Varco, both of which gained more than 100% for the six months. Oil and gas producers Exxon Mobil, Chevron, and ConocoPhillips were also among the portfolio’s top contributors.

Information technology, Equity Growth’s largest sector weighting during the period, also contributed meaningfully to absolute performance. The leading contributors from this sector included software giant Microsoft, IT services provider International Business Machines, and consumer electronics maker Apple.

On the downside, the only sector of the portfolio to post a single-digit gain for the six-month period was utilities. Independent power producers had the biggest negative impact in the utilities sector, led by declines in Constellation Energy Group and NRG Energy. Other notable individual detractors in the portfolio included financial services firm Bank of America, construction materials manufacturer Carlisle, and consumer electronics retailer Best Buy.

Industrials and Technology Underperformed

Looking at relative performance, Equity Growth’s holdings in the industrials and information technology sectors contributed the most to its underperformance of the S&P 500 for the six-month period. Stock selection among aerospace and defense companies and industrial conglomerates generated the bulk of the underperformance in the industrials sector. The most significant detractor was defense contractor Raytheon, which fell amid expectations of reduced defense spending going forward. Construction materials company Carlisle also tumbled as higher raw materials costs crimped profit margins.

*	All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

6

In the information technology sector, computer hardware makers and semiconductor manufacturers detracted the most. The biggest detractor in this sector was printer maker Lexmark International, which reported disappointing revenues and rising inventory levels late in the year, and also announced the retirement of the company’s longtime CEO.

When it comes to stock selection, underweight positions versus the index are just as important as overweight positions, and this was especially true for the fund’s biggest detractor during the period. Equity Growth held a significant underweight in oilfield services and equipment provider Schlumberger, which rallied sharply as oil prices rose and drilling activity increased.

Health Care and Financials Added Value

On the positive side, stock selection was most successful in the health care and financials sectors of the portfolio. Stock choices among pharmaceutical firms and health care equipment makers contributed virtually all of the outperformance in the health care sector. By far, the top contributor in this sector was drug maker Endo Pharmaceuticals, which rallied sharply after reporting solid earnings and announcing several beneficial acquisitions during the period.

In the financials sector, commercial banks and insurers were the best contributors. An underweight position in insurance conglomerate Berkshire Hathaway, which posted a flat return for the six-month period, and an overweight position in insurer Principal Financial Group, one of the leading performers in the insurance industry, added the most value in this sector.

Other top contributors to performance versus the index included Freeport-McMoRan Copper & Gold, which reported robust earnings thanks to a strong increase in commodity prices; auto parts maker TRW Automotive, which consistently exceeded earnings expectations amid a continued recovery in the auto industry; and industrial producer Timken, which reported healthy profit growth as demand improved in many of its end markets.

A Look Ahead

The stock market’s fluctuations in 2010 were driven more by the broad economic environment than by the fundamental prospects of individual stocks. This general view of the market as an asset class rather than a collection of individual companies can provide opportunities for active investment managers like us to take advantage of mispriced individual stocks. Over time, we expect the economic anxieties reflected in recent market movements to subside, allowing the unique characteristics of each stock to have the biggest impact on performance.

The quantitative investment process used to manage Equity Growth is structured to be objective, disciplined, and systematic. This framework helps us eliminate biases, avoid decisions driven by emotion and short-term fads, and produce repeatable results. Our unique process, built upon proprietary models and methodologies, is designed to outperform over the long term.

7

Top Ten Holdings
% of net assets as of 12/31/10
Microsoft Corp.	2.6%
Exxon Mobil Corp.	2.5%
Chevron Corp.	2.5%
Wells Fargo & Co.	2.3%
International Business Machines Corp.	2.3%
AT&T, Inc.	2.3%
Johnson & Johnson	2.0%
JPMorgan Chase & Co.	2.0%
Apple, Inc.	1.9%
Intel Corp.	1.8%

Top Five Industries
% of net assets as of 12/31/10
Oil, Gas & Consumable Fuels	10.1%
Pharmaceuticals	5.8%
Insurance	5.5%
Computers & Peripherals	4.7%
Diversified Financial Services	4.1%

Types of Investments in Portfolio
% of net assets as of 12/31/10
Domestic Common Stocks	93.9%
Foreign Common Stocks*	5.7%
Total Common Stocks	99.6%
Temporary Cash Investments	0.7%
Other Assets and Liabilities	(0.3)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

8

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 – 12/31/10	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,223.30	$3.87	0.69%
Institutional Class	$1,000	$1,224.50	$2.75	0.49%
A Class	$1,000	$1,221.20	$5.26	0.94%
B Class	$1,000	$1,216.70	$9.44	1.69%
C Class	$1,000	$1,217.00	$9.44	1.69%
R Class	$1,000	$1,220.00	$6.66	1.19%
Hypothetical
Investor Class	$1,000	$1,021.73	$3.52	0.69%
Institutional Class	$1,000	$1,022.74	$2.50	0.49%
A Class	$1,000	$1,020.47	$4.79	0.94%
B Class	$1,000	$1,016.69	$8.59	1.69%
C Class	$1,000	$1,016.69	$8.59	1.69%
R Class	$1,000	$1,019.21	$6.06	1.19%

*
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

DECEMBER 31, 2010 (UNAUDITED)

Shares	Value
Common Stocks — 99.6%
AEROSPACE & DEFENSE — 2.4%
Boeing Co. (The)	244,802	$15,975,779
General Dynamics Corp.	226,865	16,098,340
Raytheon Co.	366,815	16,998,207
		49,072,326
AIR FREIGHT & LOGISTICS — 1.4%
United Parcel Service, Inc., Class B	401,852	29,166,418
AUTO COMPONENTS — 0.9%
Magna International, Inc.	117,940	6,132,880
TRW Automotive Holdings Corp.(1)	253,323	13,350,122
		19,483,002
AUTOMOBILES — 1.0%
Ford Motor Co.(1)	1,290,389	21,665,631
BEVERAGES — 1.6%
Coca-Cola Co. (The)	215,684	14,185,537
Coca-Cola Enterprises, Inc.	76,690	1,919,551
Dr Pepper Snapple Group, Inc.	357,685	12,576,205
PepsiCo, Inc.	86,168	5,629,355
		34,310,648
BIOTECHNOLOGY — 2.3%
Amgen, Inc.(1)	371,106	20,373,720
Biogen Idec, Inc.(1)	281,865	18,899,048
Cephalon, Inc.(1)	150,361	9,280,281
		48,553,049
CAPITAL MARKETS — 1.9%
Goldman Sachs Group, Inc. (The)	132,068	22,208,555
Legg Mason, Inc.	492,938	17,878,861
		40,087,416
CHEMICALS — 1.7%
Cytec Industries, Inc.	16,638	882,813
Lubrizol Corp.	77,651	8,299,339
OM Group, Inc.(1)	65,069	2,505,807
PPG Industries, Inc.	224,916	18,908,688
Valspar Corp.	15,294	527,337
W.R. Grace & Co.(1)	147,278	5,173,876
		36,297,860
COMMERCIAL BANKS — 3.3%
PNC Financial Services Group, Inc.	176,265	10,702,811
SunTrust Banks, Inc.	128,310	3,786,428
U.S. Bancorp.	262,712	7,085,343
Wells Fargo & Co.	1,530,057	47,416,466
		68,991,048
COMMERCIAL SERVICES & SUPPLIES(2)
Waste Management, Inc.	6,395	$235,784
COMMUNICATIONS EQUIPMENT — 1.4%
Cisco Systems, Inc.(1)	214,631	4,341,985
Harris Corp.	256,231	11,607,264
Motorola, Inc.(1)	12,495	113,330
Plantronics, Inc.	15,420	573,932
Research In Motion Ltd.(1)	204,759	11,902,641
		28,539,152
COMPUTERS & PERIPHERALS — 4.7%
Apple, Inc.(1)	124,629	40,200,330
Dell, Inc.(1)	348,838	4,726,755
EMC Corp.(1)	1,991	45,594
Hewlett-Packard Co.	184,930	7,785,553
Lexmark International, Inc., Class A(1)	389,008	13,545,258
SanDisk Corp.(1)	213,352	10,637,731
Seagate Technology plc(1)	993,003	14,924,835
Western Digital Corp.(1)	157,874	5,351,929
		97,217,985
CONSTRUCTION & ENGINEERING(2)
KBR, Inc.	14,751	449,463
CONSUMER FINANCE — 0.5%
American Express Co.	89,825	3,855,289
Cash America International, Inc.	159,582	5,893,363
		9,748,652
CONTAINERS & PACKAGING — 0.5%
Ball Corp.	118,278	8,048,818
Graphic Packaging Holding Co.(1)	389,341	1,514,536
		9,563,354
DIVERSIFIED CONSUMER SERVICES — 0.9%
Career Education Corp.(1)	139,219	2,886,010
H&R Block, Inc.	19,354	230,506
ITT Educational Services, Inc.(1)	249,489	15,889,955
		19,006,471
DIVERSIFIED FINANCIAL SERVICES — 4.1%
Bank of America Corp.	1,709,432	22,803,823
Citigroup, Inc.(1)	2,366,340	11,192,788
JPMorgan Chase & Co.	975,859	41,395,939
McGraw-Hill Cos., Inc. (The)	281,423	10,246,611
		85,639,161
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.8%
AT&T, Inc.	1,608,107	47,246,184
Verizon Communications, Inc.	882,962	31,592,380
		78,838,564

11

Shares	Value
ELECTRIC UTILITIES — 1.1%
Entergy Corp.	164,853	$11,676,538
Exelon Corp.	111,241	4,632,075
NextEra Energy, Inc.	116,918	6,078,567
		22,387,180
ELECTRICAL EQUIPMENT(2)
Rockwell Automation, Inc.	14,740	1,057,005
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.1%
Anixter International, Inc.	814	48,620
Celestica, Inc.(1)	34,577	335,397
Tyco Electronics Ltd.	383,471	13,574,874
Vishay Intertechnology, Inc.(1)	656,237	9,633,559
Vishay Precision Group, Inc.(1)	4,080	76,867
		23,669,317
ENERGY EQUIPMENT & SERVICES — 0.9%
Complete Production Services, Inc.(1)	117,111	3,460,630
National Oilwell Varco, Inc.	39,606	2,663,503
Schlumberger Ltd.	83,853	7,001,726
SEACOR Holdings, Inc.	42,453	4,291,574
Transocean Ltd.(1)	33,765	2,347,005
		19,764,438
FOOD & STAPLES RETAILING — 0.3%
Wal-Mart Stores, Inc.	119,240	6,430,613
FOOD PRODUCTS — 3.2%
Corn Products International, Inc.	239,259	11,005,914
Del Monte Foods Co.	870,375	16,363,050
Dole Food Co., Inc.(1)	59,389	802,345
Hershey Co. (The)	343,406	16,191,593
Sara Lee Corp.	348,145	6,096,019
Tyson Foods, Inc., Class A	910,232	15,674,195
		66,133,116
HEALTH CARE EQUIPMENT & SUPPLIES — 0.2%
Becton, Dickinson & Co.	37,341	3,156,061
HEALTH CARE PROVIDERS & SERVICES — 3.4%
Cardinal Health, Inc.	497,960	19,076,848
Health Net, Inc.(1)	247,028	6,741,394
Humana, Inc.(1)	343,369	18,796,019
Magellan Health Services, Inc.(1)	83,684	3,956,579
McKesson Corp.	70,520	4,963,198
UnitedHealth Group, Inc.	496,361	17,923,596
		71,457,634
HOTELS, RESTAURANTS & LEISURE — 1.0%
Brinker International, Inc.	15,919	332,389
McDonald’s Corp.	31,739	2,436,285
Starbucks Corp.	545,137	17,515,252
		20,283,926
HOUSEHOLD DURABLES — 0.1%
American Greetings Corp., Class A	54,776	$1,213,836
HOUSEHOLD PRODUCTS — 2.3%
Colgate-Palmolive Co.	49,500	3,978,315
Energizer Holdings, Inc.(1)	126,828	9,245,761
Procter & Gamble Co. (The)	531,010	34,159,874
		47,383,950
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.4%
GenOn Energy, Inc.(1)	582,987	2,221,180
NRG Energy, Inc.(1)	331,725	6,481,907
		8,703,087
INDUSTRIAL CONGLOMERATES — 2.3%
3M Co.	296,049	25,549,029
General Electric Co.	1,193,423	21,827,706
Seaboard Corp.	73	145,343
		47,522,078
INSURANCE — 5.5%
ACE Ltd.	165,224	10,285,194
Allied World Assurance Co. Holdings Ltd.	199,065	11,832,424
American Financial Group, Inc.	458,709	14,811,714
Berkshire Hathaway, Inc., Class B(1)	86,418	6,922,946
Chubb Corp. (The)	99,650	5,943,126
Endurance Specialty Holdings Ltd.	13,794	635,489
Horace Mann Educators Corp.	52,385	945,025
Loews Corp.	430,329	16,744,101
Principal Financial Group, Inc.	471,512	15,352,431
Prudential Financial, Inc.	365,448	21,455,452
Travelers Cos., Inc. (The)	160,424	8,937,221
		113,865,123
INTERNET SOFTWARE & SERVICES — 1.6%
AOL, Inc.(1)	235,460	5,582,756
EarthLink, Inc.	310,110	2,666,946
Google, Inc., Class A(1)	40,674	24,159,136
		32,408,838
IT SERVICES — 3.9%
Accenture plc, Class A	339,426	16,458,767
Computer Sciences Corp.	254,850	12,640,560
International Business Machines Corp.	322,115	47,273,597
Western Union Co. (The)	233,591	4,337,785
		80,710,709
LEISURE EQUIPMENT & PRODUCTS — 0.6%
Polaris Industries, Inc.	168,542	13,149,647

12

Shares	Value
LIFE SCIENCES TOOLS & SERVICES — 0.2%
Bruker Corp.(1)	213,315	$3,541,029
MACHINERY — 2.6%
Briggs & Stratton Corp.	31,041	611,197
Caterpillar, Inc.	176,427	16,524,153
CNH Global NV(1)	3,239	154,630
Deere & Co.	53,545	4,446,912
Eaton Corp.	30,618	3,108,033
Parker-Hannifin Corp.	186,052	16,056,288
Timken Co.	280,761	13,400,723
		54,301,936
MEDIA — 2.6%
Comcast Corp., Class A	1,024,771	22,514,219
DirecTV, Class A(1)	251,974	10,061,322
Gannett Co., Inc.	277	4,180
Scholastic Corp.	22,625	668,343
Time Warner, Inc.	638,297	20,534,014
		53,782,078
METALS & MINING — 2.1%
Freeport-McMoRan Copper & Gold, Inc.	205,658	24,697,469
Newmont Mining Corp.	312,925	19,222,983
		43,920,452
MULTILINE RETAIL — 1.4%
Macy’s, Inc.	146,389	3,703,642
Target Corp.	410,553	24,686,552
		28,390,194
MULTI-UTILITIES — 0.9%
DTE Energy Co.	40,254	1,824,311
Integrys Energy Group, Inc.	360,917	17,508,084
		19,332,395
OIL, GAS & CONSUMABLE FUELS — 10.1%
Apache Corp.	107,124	12,772,394
Canadian Natural Resources Ltd.	311,799	13,850,112
Chevron Corp.	563,344	51,405,140
ConocoPhillips	516,977	35,206,134
Exxon Mobil Corp.	717,746	52,481,587
Murphy Oil Corp.	126,640	9,441,012
Occidental Petroleum Corp.	330,156	32,388,304
Sunoco, Inc.	51,333	2,069,233
		209,613,916
PAPER & FOREST PRODUCTS — 0.3%
Domtar Corp.	95,511	7,251,195
PERSONAL PRODUCTS — 0.7%
Estee Lauder Cos., Inc. (The), Class A	191,539	15,457,197
PHARMACEUTICALS — 5.8%
Abbott Laboratories	276,550	$13,249,511
Bristol-Myers Squibb Co.	462,768	12,254,097
Eli Lilly & Co.	624,634	21,887,175
Endo Pharmaceuticals Holdings, Inc.(1)	32,558	1,162,646
Forest Laboratories, Inc.(1)	325,159	10,398,585
Johnson & Johnson	685,992	42,428,605
Merck & Co., Inc.	197,141	7,104,962
Pfizer, Inc.	686,471	12,020,107
		120,505,688
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.6%
Equity LifeStyle Properties, Inc.	43,266	2,419,868
Rayonier, Inc.	143,958	7,560,674
Simon Property Group, Inc.	19,682	1,958,162
		11,938,704
ROAD & RAIL — 0.7%
CSX Corp.	148,563	9,598,655
Norfolk Southern Corp.	69,580	4,371,016
		13,969,671
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.2%
Intel Corp.	1,787,121	37,583,155
LSI Corp.(1)	285,576	1,710,600
Marvell Technology Group Ltd.(1)	502,229	9,316,348
Micron Technology, Inc.(1)	1,721,947	13,810,015
Teradyne, Inc.(1)	275,914	3,873,832
		66,293,950
SOFTWARE — 3.8%
Intuit, Inc.(1)	322,549	15,901,666
Microsoft Corp.	1,967,609	54,935,643
Oracle Corp.	262,333	8,211,023
		79,048,332
SPECIALTY RETAIL — 2.6%
Advance Auto Parts, Inc.	139,105	9,201,796
AutoZone, Inc.(1)	46,003	12,539,958
Best Buy Co., Inc.	91,229	3,128,242
Home Depot, Inc. (The)	124,335	4,359,185
Rent-A-Center, Inc.	50,749	1,638,178
Ross Stores, Inc.	166,545	10,533,971
Williams-Sonoma, Inc.	382,266	13,643,074
		55,044,404
TOBACCO — 1.7%
Philip Morris International, Inc.	588,300	34,433,199
TOTAL COMMON STOCKS (Cost $1,763,802,537)		2,072,986,882

13

Shares	Value
Temporary Cash Investments — 0.7%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	25,524	$25,524
Repurchase Agreement, Bank of America Securities, LLC, (collateralized by various U.S. Treasury obligations, 3.125%, 9/30/13, valued at $15,628,241), in a joint trading account at 0.08%, dated 12/31/10, due 1/3/11 (Delivery value $15,300,102)		15,300,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $15,325,524)		15,325,524
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $1,779,128,061)		2,088,312,406
OTHER ASSETS AND LIABILITIES — (0.3)%		(5,672,315)
TOTAL NET ASSETS — 100.0%		$2,082,640,091

Notes to Schedule of Investments

(1)	Non-income producing.

(2)	Industry is less than 0.05% of total net assets.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

DECEMBER 31, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $1,779,128,061)	$2,088,312,406
Receivable for capital shares sold	1,025,221
Dividends and interest receivable	1,354,242
2,090,691,869

Liabilities
Disbursements in excess of demand deposit cash	279
Payable for capital shares redeemed	6,828,267
Accrued management fees	1,158,725
Distribution and service fees payable	64,507
8,051,778

Net Assets	$2,082,640,091

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,236,358,856
Accumulated net investment loss	(146,667)
Accumulated net realized loss	(462,756,443)
Net unrealized appreciation	309,184,345
$2,082,640,091

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$1,565,585,216	74,917,137	$20.90
Institutional Class, $0.01 Par Value	$237,278,494	11,349,105	$20.91
A Class, $0.01 Par Value	$268,597,228	12,861,260	$20.88	*
B Class, $0.01 Par Value	$87,486	4,185	$20.90
C Class, $0.01 Par Value	$6,423,051	309,337	$20.76
R Class, $0.01 Par Value	$4,668,616	223,376	$20.90

*	Maximum offering price $22.15 (net asset value divided by 0.9425)

See Notes to Financial Statements.

15

Statement of Operations

FOR THE SIX MONTHS ENDED DECEMBER 31, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $34,007)	$19,675,996
Interest	7,277
19,683,273

Expenses:
Management fees	6,571,860
Distribution and service fees:
A Class	326,908
B Class	407
C Class	30,047
R Class	10,356
Directors’ fees and expenses	18,843
Other expenses	36,495
6,994,916

Net investment income (loss)	12,688,357

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	73,167,016
Futures contract transactions	192,654
73,359,670

Change in net unrealized appreciation (depreciation) on investments	309,431,953

Net realized and unrealized gain (loss)	382,791,623

Net Increase (Decrease) in Net Assets Resulting from Operations	$395,479,980

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

SIX MONTHS ENDED DECEMBER 31, 2010 (UNAUDITED) AND YEAR ENDED JUNE 30, 2010
Increase (Decrease) in Net Assets	December 31, 2010	June 30, 2010
Operations
Net investment income (loss)	$12,688,357	$22,239,817
Net realized gain (loss)	73,359,670	170,469,923
Change in net unrealized appreciation (depreciation)	309,431,953	52,924,221
Net increase (decrease) in net assets resulting from operations	395,479,980	245,633,961

Distributions to Shareholders
From net investment income:
Investor Class	(10,302,417)	(16,332,181)
Institutional Class	(1,772,105)	(2,596,043)
A Class	(1,424,586)	(2,255,148)
B Class	(108)	(80)
C Class	(8,033)	(6,146)
R Class	(17,373)	(19,178)
Decrease in net assets from distributions	(13,524,622)	(21,208,776)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(121,622,514)	(143,558,603)

Net increase (decrease) in net assets	260,332,844	80,866,582

Net Assets
Beginning of period	1,822,307,247	1,741,440,665
End of period	$2,082,640,091	$1,822,307,247

Accumulated undistributed net investment income (loss)	$(146,667)	$689,598

See Notes to Financial Statements.

17

Notes to Financial Statements

DECEMBER 31, 2010 (UNAUDITED)

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. Equity Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing in common stocks.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

18

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

19

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the six months ended December 31, 2010 was 0.69% for the Investor Class, A Class, B Class, C Class and R Class and 0.49% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended December 31, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended December 31, 2010, were $668,856,550 and $786,586,476, respectively.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended December 31, 2010		Year ended June 30, 2010
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	400,000,000		400,000,000
Sold	3,473,068	$65,735,508	7,172,629	$128,083,968
Issued in reinvestment of distributions	469,618	9,345,781	704,506	13,055,854
Redeemed	(8,790,435)	(169,151,881)	(15,558,934)	(279,380,253)
	(4,847,749)	(94,070,592)	(7,681,799)	(138,240,431)
Institutional Class/Shares Authorized	90,000,000		90,000,000
Sold	1,066,130	20,551,728	4,013,345	71,922,013
Issued in reinvestment of distributions	87,978	1,752,742	132,081	2,451,690
Redeemed	(1,650,683)	(30,812,804)	(3,267,204)	(59,280,380)
	(496,575)	(8,508,334)	878,222	15,093,323
A Class/Shares Authorized	80,000,000		80,000,000
Sold	1,831,535	34,562,438	5,303,375	94,772,509
Issued in reinvestment of distributions	52,839	1,049,386	91,586	1,694,836
Redeemed	(2,816,663)	(54,474,293)	(6,419,652)	(118,477,685)
	(932,289)	(18,862,469)	(1,024,691)	(22,010,340)
B Class/Shares Authorized	10,000,000		10,000,000
Sold	—	—	86	1,500
Issued in reinvestment of distributions	6	108	4	80
Redeemed	(87)	(1,746)	(23)	(429)
	(81)	(1,638)	67	1,151
C Class/Shares Authorized	10,000,000		10,000,000
Sold	19,469	376,912	86,695	1,541,988
Issued in reinvestment of distributions	381	7,588	317	5,851
Redeemed	(34,604)	(655,620)	(98,512)	(1,782,489)
	(14,754)	(271,120)	(11,500)	(234,650)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	31,609	606,093	157,816	2,820,008
Issued in reinvestment of distributions	870	17,373	1,030	19,178
Redeemed	(28,291)	(531,827)	(54,825)	(1,006,842)
	4,188	91,639	104,021	1,832,344
Net increase (decrease)	(6,287,260)	$(121,622,514)	(7,735,680)	$(143,558,603)

21

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$1,953,985,091	—	—
Foreign Common Stocks	119,001,791	—	—
Temporary Cash Investments	25,524	$15,300,000	—
Total Value of Investment Securities	$2,073,012,406	$15,300,000	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any equity price risk derivative instruments disclosed on the Statement of Assets and Liabilities. For the six months ended December 31, 2010, the effect of equity price risk derivative instruments on the Statement of Operations was $192,654 in net realized gain (loss) on futures contract transactions.

22

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$1,795,842,190
Gross tax appreciation of investments	$322,650,793
Gross tax depreciation of investments	(30,180,577)
Net tax appreciation (depreciation) of investments	$292,470,216

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of June 30, 2010, the fund had accumulated capital losses of $(518,178,591), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(190,964,078) and $(327,214,513) expire in 2017 and 2018, respectively.

23

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(1)		2010	2009	2008	2007(2)		2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$17.20		$15.32	$21.84	$26.91	$25.64		$23.37	$22.08
Income From Investment Operations
Net Investment Income (Loss)(3)	0.12		0.21	0.27	0.25	0.11		0.22	0.22
Net Realized and Unrealized Gain (Loss)	3.71		1.87	(6.45)	(3.36)	1.55		3.07	1.39
Total From Investment Operations	3.83		2.08	(6.18)	(3.11)	1.66		3.29	1.61
Distributions
From Net Investment Income	(0.13)		(0.20)	(0.34)	(0.18)	(0.11)		(0.23)	(0.22)
From Net Realized Gains	—		—	—	(1.78)	(0.28)		(0.79)	(0.10)
Total Distributions	(0.13)		(0.20)	(0.34)	(1.96)	(0.39)		(1.02)	(0.32)
Net Asset Value, End of Period	$20.90		$17.20	$15.32	$21.84	$26.91		$25.64	$23.37

Total Return(4)	22.33%		13.47%	(28.37)%	(12.12)%	6.52%		14.14%	7.30%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.69	%(5)	0.70%	0.70%	0.67%	0.67	%(5)	0.67%	0.67%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.30	%(5)	1.14%	1.66%	1.01%	0.82	%(5)	0.92%	0.98%
Portfolio Turnover Rate	35%		64%	107%	105%	52%		102%	106%
Net Assets, End of Period (in thousands)	$1,565,585		$1,371,992	$1,339,582	$2,046,107	$2,675,773		$2,488,267	$1,962,596

(1)	Six months ended December 31, 2010 (unaudited).

(2)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(3)	Computed using average shares outstanding throughout the period.

(4)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(5)	Annualized.

See Notes to Financial Statements.

24

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(1)		2010	2009	2008	2007(2)		2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$17.21		$15.33	$21.86	$26.92	$25.65		$23.38	$22.09
Income From Investment Operations
Net Investment Income (Loss)(3)	0.14		0.24	0.31	0.29	0.13		0.27	0.27
Net Realized and Unrealized Gain (Loss)	3.72		1.87	(6.46)	(3.35)	1.55		3.07	1.38
Total From Investment Operations	3.86		2.11	(6.15)	(3.06)	1.68		3.34	1.65
Distributions
From Net Investment Income	(0.16)		(0.23)	(0.38)	(0.22)	(0.13)		(0.28)	(0.26)
From Net Realized Gains	—		—	—	(1.78)	(0.28)		(0.79)	(0.10)
Total Distributions	(0.16)		(0.23)	(0.38)	(2.00)	(0.41)		(1.07)	(0.36)
Net Asset Value, End of Period	$20.91		$17.21	$15.33	$21.86	$26.92		$25.65	$23.38

Total Return(4)	22.45%		13.69%	(28.21)%	(11.95)%	6.61%		14.36%	7.51%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.49	%(5)	0.50%	0.50%	0.47%	0.47	%(5)	0.47%	0.47%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.50	%(5)	1.34%	1.86%	1.21%	1.02	%(5)	1.12%	1.18%
Portfolio Turnover Rate	35%		64%	107%	105%	52%		102%	106%
Net Assets, End of Period (in thousands)	$237,278		$203,860	$168,092	$443,647	$529,324		$472,199	$177,805

(1)	Six months ended December 31, 2010 (unaudited).

(2)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(3)	Computed using average shares outstanding throughout the period.

(4)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(5)	Annualized.

See Notes to Financial Statements.

25

A Class(1)
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(2)		2010	2009	2008	2007(3)		2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$17.19		$15.31	$21.81	$26.89	$25.62		$23.35	$22.07
Income From Investment Operations
Net Investment Income (Loss)(4)	0.10		0.16	0.23	0.18	0.07		0.16	0.17
Net Realized and Unrealized Gain (Loss)	3.70		1.87	(6.44)	(3.34)	1.56		3.07	1.37
Total From Investment Operations	3.80		2.03	(6.21)	(3.16)	1.63		3.23	1.54
Distributions
From Net Investment Income	(0.11)		(0.15)	(0.29)	(0.14)	(0.08)		(0.17)	(0.16)
From Net Realized Gains	—		—	—	(1.78)	(0.28)		(0.79)	(0.10)
Total Distributions	(0.11)		(0.15)	(0.29)	(1.92)	(0.36)		(0.96)	(0.26)
Net Asset Value, End of Period	$20.88		$17.19	$15.31	$21.81	$26.89		$25.62	$23.35

Total Return(5)	22.12%		13.20%	(28.54)%	(12.33)%	6.40%		13.86%	6.99%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.94	%(6)	0.95%	0.95%	0.92%	0.92	%(6)	0.92%	0.92%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.05	%(6)	0.89%	1.41%	0.76%	0.57	%(6)	0.67%	0.73%
Portfolio Turnover Rate	35%		64%	107%	105%	52%		102%	106%
Net Assets, End of Period (in thousands)	$268,597		$237,076	$226,830	$336,939	$479,540		$417,950	$265,812

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.

(2)	Six months ended December 31, 2010 (unaudited).

(3)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(4)	Computed using average shares outstanding throughout the period.

(5)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(6)	Annualized.

See Notes to Financial Statements.

26

B Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(1)		2010	2009	2008(2)
Per-Share Data
Net Asset Value, Beginning of Period	$17.20		$15.32	$21.78	$27.09
Income From Investment Operations
Net Investment Income (Loss)(3)	0.03		0.03	0.11	—	(4)
Net Realized and Unrealized Gain (Loss)	3.70		1.87	(6.44)	(3.52)
Total From Investment Operations	3.73		1.90	(6.33)	(3.52)
Distributions
From Net Investment Income	(0.03)		(0.02)	(0.13)	(0.01)
From Net Realized Gains	—		—	—	(1.78)
Total Distributions	(0.03)		(0.02)	(0.13)	(1.79)
Net Asset Value, End of Period	$20.90		$17.20	$15.32	$21.78

Total Return(5)	21.67%		12.38%	(29.05)%	(13.55)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.69	%(6)	1.70%	1.70%	1.67	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.30	%(6)	0.14%	0.66%	0.02	%(6)
Portfolio Turnover Rate	35%		64%	107%	105	%(7)
Net Assets, End of Period (in thousands)	$87		$73	$64	$46

(1)	Six months ended December 31, 2010 (unaudited).

(2)	September 28, 2007 (commencement of sale) through June 30, 2008.

(3)	Computed using average shares outstanding throughout the period.

(4)	Per-share amount was less than $0.005.

(5)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

27

C Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(1)		2010	2009	2008	2007(2)		2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$17.08		$15.22	$21.64	$26.76	$25.51		$23.28	$22.03
Income From Investment Operations
Net Investment Income (Loss)(3)	0.03		0.03	0.11	— (4)	(0.02)		(0.02)	— (4)
Net Realized and Unrealized Gain (Loss)	3.68		1.85	(6.40)	(3.33)	1.55		3.04	1.37
Total From Investment Operations	3.71		1.88	(6.29)	(3.33)	1.53		3.02	1.37
Distributions
From Net Investment Income	(0.03)		(0.02)	(0.13)	(0.01)	—		— (4)	(0.02)
From Net Realized Gains	—		—	—	(1.78)	(0.28)		(0.79)	(0.10)
Total Distributions	(0.03)		(0.02)	(0.13)	(1.79)	(0.28)		(0.79)	(0.12)
Net Asset Value, End of Period	$20.76		$17.08	$15.22	$21.64	$26.76		$25.51	$23.28

Total Return(5)	21.70%		12.33%	(29.06)%	(13.01)%	5.99%		13.02%	6.23%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.69	%(6)	1.70%	1.70%	1.67%	1.67	%(6)	1.67%	1.67%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.30	%(6)	0.14%	0.66%	0.01%	(0.18	)%(6)	(0.08)%	(0.02)%
Portfolio Turnover Rate	35%		64%	107%	105%	52%		102%	106%
Net Assets, End of Period (in thousands)	$6,423		$5,536	$5,108	$7,634	$12,852		$10,276	$4,536

(1)	Six months ended December 31, 2010 (unaudited).

(2)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(3)	Computed using average shares outstanding throughout the period.

(4)	Per-share amount was less than $0.005.

(5)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(6)	Annualized.

See Notes to Financial Statements.

28

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(1)		2010	2009	2008	2007(2)		2006	2005(3)
Per-Share Data
Net Asset Value, Beginning of Period	$17.20		$15.32	$21.81	$26.91	$25.64		$23.37	$23.27
Income From Investment Operations
Net Investment Income (Loss)(4)	0.08		0.12	0.18	0.13	0.04		0.14	0.08
Net Realized and Unrealized Gain (Loss)	3.70		1.87	(6.43)	(3.36)	1.56		3.03	0.19
Total From Investment Operations	3.78		1.99	(6.25)	(3.23)	1.60		3.17	0.27
Distributions
From Net Investment Income	(0.08)		(0.11)	(0.24)	(0.09)	(0.05)		(0.11)	(0.07)
From Net Realized Gains	—		—	—	(1.78)	(0.28)		(0.79)	(0.10)
Total Distributions	(0.08)		(0.11)	(0.24)	(1.87)	(0.33)		(0.90)	(0.17)
Net Asset Value, End of Period	$20.90		$17.20	$15.32	$21.81	$26.91		$25.64	$23.37

Total Return(5)	22.00%		12.91%	(28.71)%	(12.56)%	6.27%		13.57%	1.15%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.19	%(6)	1.20%	1.20%	1.17%	1.17	%(6)	1.17%	1.17	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.80	%(6)	0.64%	1.16%	0.51%	0.32	%(6)	0.42%	0.78	%(6)
Portfolio Turnover Rate	35%		64%	107%	105%	52%		102%	106	%(7)
Net Assets, End of Period (in thousands)	$4,669		$3,770	$1,764	$752	$962		$741	$25

(1)	Six months ended December 31, 2010 (unaudited).

(2)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(3)	July 29, 2005 (commencement of sale) through December 31, 2005.

(4)	Computed using average shares outstanding throughout the period.

(5)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 2005.

See Notes to Financial Statements.

29

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor
©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SAN-70490   1102

SEMIANNUAL REPORT        DECEMBER 31, 2010

Equity Market Neutral Fund

President’s Letter	2
Market Perspective	3
U.S. Stock Index Returns	3

Performance	4
Portfolio Commentary	6
Top Ten Long Holdings	8
Top Ten Short Holdings	8
Types of Investments in Portfolio	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	19
Statement of Operations	20
Statement of Changes in Net Assets	21
Notes to Financial Statements	22
Financial Highlights	28

Other Information

Additional Information	34

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

   Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended December 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

   By Scott Wittman, Chief Investment Officer, Quantitative Equity
and Asset Allocation

Strong Returns for Stocks

After declining modestly overall in the first six months of 2010, the U.S. stock market rebounded sharply during the final half of the year. The broad equity indices enjoyed their best six-month period of performance in more than a year and the third-best six-month return in the past decade.

The equity market was volatile early in the period, advancing in July and falling in August as signs of a slowdown in the pace of economic activity, combined with persistent sovereign debt problems in Europe, led to concerns about a potential “double-dip” recession (a return to recession after a brief period of recovery). The uncertain outlook contributed to wide day-to-day market fluctuations as investors reacted to inconsistent economic data.

However, investor sentiment changed in September, when the market generated its best month of performance since April 2009, sparking a substantial rally that extended through the end of the year. Many segments of the economy began to show evidence of improvement, erasing concerns about a relapse into recession. In addition, another round of quantitative easing measures by the Federal Reserve and an 11th-hour extension of federal tax breaks scheduled to expire at the end of 2010 bolstered investor confidence that economic growth would continue to accelerate in 2011.

Smaller Stocks and Growth Shares Outperformed

For the six-month period, the broad U.S. equity indices gained approximately 25% overall. As the table below indicates, smaller was better—small- and mid-cap stocks led the market’s advance, with small-company stocks gaining nearly 30%. Meanwhile, growth-oriented shares solidly outpaced value issues across all market capitalizations during the period, reflecting the improving prospects for economic growth.

Every sector of the market posted double-digit gains for the six months. The most economically sensitive sectors of the market—including materials, energy, industrials, and consumer discretionary—delivered the best returns. In particular, the materials sector gained 40% thanks to a surge in commodity prices. The laggards were the more defensive segments of the market, such as health care, utilities, and consumer staples.

U.S. Stock Index Returns
For the six months ended December 31, 2010*
Russell 1000 Index (Large-Cap)	24.03%	Russell 2000 Index (Small-Cap)	29.38%
Russell 1000 Growth Index	26.37%	Russell 2000 Growth Index	32.14%
Russell 1000 Value Index	21.74%	Russell 2000 Value Index	26.58%
Russell Midcap Index	28.12%	*Total returns for periods less than one year are not annualized.
Russell Midcap Growth Index	30.71%
Russell Midcap Value Index	25.86%

3

Performance

Total Returns as of December 31, 2010
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years	Since Inception	Inception Date
Investor Class	ALHIX	0.50%	1.72%	0.72%	0.62%	9/30/05
Barclays Capital U.S. 1–3 Month Treasury Bill Index	—	0.08%	0.13%	2.31%	2.37%	—
Institutional Class	ALISX	0.50%	1.81%	0.92%	0.81%	9/30/05
A Class No sales charge* With sales charge*	ALIAX	0.30% -5.50%	1.43% -4.41%	0.48% -0.71%	0.38% -0.74%	9/30/05
B Class No sales charge* With sales charge*	ALIBX	-0.10% -5.10%	0.63% -3.37%	-0.28% -0.48%	-0.38% -0.58%	9/30/05
C Class No sales charge* With sales charge*	ALICX	0.00% -1.00%	0.63% 0.63%	-0.28% -0.28%	-0.38% -0.38%	9/30/05
R Class	ALIRX	0.20%	1.13%	0.21%	0.12%	9/30/05

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may produce high portfolio turnover. In addition, its investment approach may involve higher volatility, short sales risk and overweighting risk.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over Life of Class
$10,000 investment made September 30, 2005

*	From 9/30/05, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
3.09%	2.89%	3.34%	4.09%	4.09%	3.59%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may produce high portfolio turnover. In addition, its investment approach may involve higher volatility, short sales risk and overweighting risk.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Brian Garbe and Claudia Musat

In December 2010, Equity Market Neutral portfolio manager Kurt Borgwardt retired after 20 years with American Century Investments. At the same time, portfolio manager Zili Zhang left American Century Investments to pursue other opportunities. Claudia Musat remained as portfolio manager on the fund and was joined by Brian Garbe, an experienced investment professional who also manages other American Century equity funds.

Performance Summary

Equity Market Neutral returned 0.50%* for the six months ended December 31, 2010, compared with the 0.08% return of its benchmark, the Barclays Capital U.S. 1–3 Month Treasury Bill Index

Equity Market Neutral is designed to generate positive returns in all market environments, regardless of general stock market performance, so the fund uses a riskless asset—a short-term Treasury bill index—as its benchmark. As the U.S. equity market rallied sharply during the six-month period, the fund posted a positive return and outperformed its benchmark. Strong returns from the portfolio’s long positions produced the outperformance, offsetting lagging results on the short side of the portfolio.

Long Positions Outperformed

Equity Market Neutral’s long positions gained more than 30% in aggregate for the six months. Overweight positions in economically sensitive sectors—most notably materials and consumer discretionary—contributed the most to performance on the long side of the portfolio. The top individual contributors in these two sectors were metals producer Hecla Mining and auto parts maker TRW Automotive. Hecla benefited from a strong increase in commodity prices, while TRW consistently exceeded earnings expectations amid a continued recovery in the auto industry.

Security selection among long positions in the information technology and energy sectors also added value during the six-month period. Leading contributors included energy equipment and services provider Complete Production Services and electronic components maker Vishay Intertechnology, both of which returned more than 100% for the six-month period. Complete Production rallied sharply as oil prices rose and drilling activity increased, while Vishay delivered strong earnings thanks to pre-recession sales volumes, a favorable pricing environment, and low fixed costs.

On the downside, long positions in the more defensive consumer staples and utilities sectors of the portfolio posted the weakest returns for the period. The portfolio’s financial stocks also underperformed, in part because of the biggest detractor in the long portion of the portfolio—regional bank Flagstar Bancorp. The company reported its eighth consecutive quarterly loss as net interest margins declined and Flagstar was forced to raise capital by issuing more shares.

*	All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

6

Other notable individual detractors on the long side included apparel maker Jones Group and construction materials manufacturer Carlisle. Both stocks tumbled as higher raw materials costs crimped profit margins.

Short Positions Lagged

Equity Market Neutral’s short positions, which are designed to profit when a stock falls, posted negative returns overall, reflecting the broad equity market rally during the six months. Security selection in the materials and financials sectors had the biggest negative impact on results in the short portion of the portfolio.

The two worst-performing short positions in the portfolio came from the materials sector—fertilizer producers Potash Corp. of Saskatchewan and Intrepid Potash. Both stocks rallied sharply during the period as the fertilizer industry benefited from stronger demand, higher prices, and increased merger activity. In the financials sector, the biggest detractor on the short side was municipal bond and private mortgage insurer MBIA, which enjoyed a substantial rebound as the company made progress on its restructuring plan.

Other meaningful detractors from performance among the fund’s short positions included biotechnology firm InterMune and online travel agency priceline.com. InterMune surged after European regulators recommended approval of Esbriet, the company’s lung disease medication, while priceline benefited from a general increase in travel and market share gains overseas.

On the positive side, the portfolio’s short positions in the telecommunication services sector produced a positive return overall—a significant achievement given the 28% gain for the telecom services stocks in the broad Russell 1000 Index. The best-performing short positions in this sector included mobile broadband network provider Clearwire, which faced continued losses and financing problems, and prepaid wireless services provider Leap Wireless, which continued to struggle with subscriber defections and disappointing revenues.

Another theme among the portfolio’s leading short positions was for-profit education providers, including Strayer Education and American Public Education. Both stocks were adversely affected by potential regulatory changes that could restrict their educational offerings and lead to reduced enrollment.

A Look Ahead

The stock market’s fluctuations in 2010 were driven more by the broad economic environment than by the fundamental prospects of individual stocks. This general view of the market as an asset class rather than a collection of individual companies can provide opportunities for active investment managers like us to take advantage of mispriced individual stocks, in both our long and short positions. Over time, we expect the economic anxieties reflected in recent market movements to subside, allowing the unique characteristics of each stock to have the biggest impact on their performance.

7

Top Ten Long Holdings
% of net assets as of 12/31/10
Jo-Ann Stores, Inc.	0.96%
W&T Offshore, Inc.	0.78%
Hecla Mining Co.	0.77%
NRG Energy, Inc.	0.76%
Sunoco, Inc.	0.76%
Williams Cos., Inc. (The)	0.76%
ConocoPhillips	0.75%
JetBlue Airways Corp.	0.75%
LSI Corp.	0.74%
Schnitzer Steel Industries, Inc., Class A	0.74%

Top Ten Short Holdings
% of net assets as of 12/31/10
Pride International, Inc.	(0.79)%
WellCare Health Plans, Inc.	(0.78)%
Allied Nevada Gold Corp.	(0.76)%
Ingram Micro, Inc., Class A	(0.76)%
Fairfax Financial Holdings Ltd.	(0.75)%
Viasat, Inc.	(0.75)%
Jack in the Box, Inc.	(0.74)%
Thor Industries, Inc.	(0.74)%
Wright Express Corp.	(0.73)%
Salix Pharmaceuticals Ltd.	(0.73)%

Types of Investments in Portfolio
% of net assets as of 12/31/10
Common Stocks	96.3%
Securities Sold Short	(96.3)%
Temporary Cash Investments	2.9%

8

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 – 12/31/10	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,005.00	$19.81	3.92%
Institutional Class	$1,000	$1,005.00	$18.85	3.73%
A Class	$1,000	$1,003.00	$21.05	4.17%
B Class	$1,000	$999.00	$24.79	4.92%
C Class	$1,000	$1,000.00	$24.80	4.92%
R Class	$1,000	$1,002.00	$22.30	4.42%
Hypothetical
Investor Class	$1,000	$1,005.44	$19.81	3.92%
Institutional Class	$1,000	$1,006.40	$18.86	3.73%
A Class	$1,000	$1,004.18	$21.07	4.17%
B Class	$1,000	$1,000.40	$24.81	4.92%
C Class	$1,000	$1,000.40	$24.81	4.92%
R Class	$1,000	$1,002.92	$22.31	4.42%

*
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

DECEMBER 31, 2010 (UNAUDITED)

Shares	Value

Common Stocks(1) — 96.3%
AEROSPACE & DEFENSE — 0.1%
General Dynamics Corp.	556	$39,454
AIR FREIGHT & LOGISTICS — 0.5%
Atlas Air Worldwide Holdings, Inc.(2)	6,342	354,074
AIRLINES — 0.9%
JetBlue Airways Corp.(2)	82,089	542,608
US Airways Group, Inc.(2)	11,082	110,931
		653,539
AUTO COMPONENTS — 1.4%
Cooper Tire & Rubber Co.	20,617	486,149
TRW Automotive Holdings Corp.(2)	10,091	531,796
		1,017,945
AUTOMOBILES — 0.6%
Ford Motor Co.(2)	26,551	445,791
BEVERAGES — 0.5%
Dr Pepper Snapple Group, Inc.	10,425	366,543
BIOTECHNOLOGY — 2.0%
Amgen, Inc.(2)	3,199	175,625
Biogen Idec, Inc.(2)	2,610	175,001
Cephalon, Inc.(2)	2,826	174,421
Cubist Pharmaceuticals, Inc.(2)	8,153	174,474
Emergent Biosolutions, Inc.(2)	7,938	186,225
Incyte Corp. Ltd.(2)	10,710	177,358
Martek Biosciences Corp.(2)	5,774	180,726
PDL BioPharma, Inc.	28,509	177,611
		1,421,441
CAPITAL MARKETS — 2.7%
GFI Group, Inc.	72,256	338,881
Investment Technology Group, Inc.(2)	30,218	494,669
Legg Mason, Inc.	9,800	355,446
optionsXpress Holdings, Inc.	17,350	271,875
SEI Investments Co.	21,839	519,549
		1,980,420
CHEMICALS — 4.1%
Cytec Industries, Inc.	9,212	488,789
Ferro Corp.(2)	25,351	371,139
Lubrizol Corp.	1,729	184,796
Minerals Technologies, Inc.	5,453	356,681
OM Group, Inc.(2)	9,410	362,379
PolyOne Corp.(2)	3,682	$45,988
PPG Industries, Inc.	4,409	370,665
Scotts Miracle-Gro Co. (The), Class A	9,831	499,119
STR Holdings, Inc.(2)	2,306	46,120
W.R. Grace & Co.(2)	5,403	189,807
Westlake Chemical Corp.	623	27,082
		2,942,565
COMMERCIAL SERVICES & SUPPLIES — 0.9%
M&F Worldwide Corp.(2)	6,433	148,602
Tetra Tech, Inc.(2)	20,418	511,675
		660,277
COMMUNICATIONS EQUIPMENT — 2.9%
Arris Group, Inc.(2)	29,103	326,536
DG FastChannel, Inc.(2)	18,364	530,352
Harris Corp.	8,023	363,442
InterDigital, Inc.(2)	11,908	495,849
Tellabs, Inc.	58,361	395,688
		2,111,867
COMPUTERS & PERIPHERALS — 1.2%
Lexmark International, Inc., Class A(2)	12,393	431,524
SanDisk Corp.(2)	7,509	374,399
Seagate Technology plc(2)	4,186	62,916
		868,839
CONSTRUCTION & ENGINEERING — 1.2%
MasTec, Inc.(2)	26,009	379,471
URS Corp.(2)	12,209	508,017
		887,488
CONSUMER FINANCE — 0.8%
Cash America International, Inc.	13,877	512,477
Credit Acceptance Corp.(2)	1,071	67,227
		579,704
CONTAINERS & PACKAGING — 1.7%
Ball Corp.	5,470	372,234
Crown Holdings, Inc.(2)	2,406	80,312
Rock-Tenn Co., Class A	7,649	412,663
Sealed Air Corp.	14,480	368,516
		1,233,725
DIVERSIFIED CONSUMER SERVICES — 1.3%
Career Education Corp.(2)	24,512	508,134
ITT Educational Services, Inc.(2)	6,848	436,149
		944,283

11

Shares	Value
DIVERSIFIED FINANCIAL SERVICES — 0.2%
Interactive Brokers Group, Inc., Class A	2,201	$39,222
McGraw-Hill Cos., Inc. (The)	1,181	43,000
NASDAQ OMX Group, Inc. (The)(2)	1,492	35,375
		117,597
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.2%
IDT Corp., Class B	19,035	488,248
Qwest Communications International, Inc.	52,227	397,447
		885,695
ELECTRIC UTILITIES — 1.2%
DPL, Inc.	17,607	452,676
Entergy Corp.	1,335	94,558
Exelon Corp.	7,234	301,224
		848,458
ELECTRICAL EQUIPMENT — 0.8%
Brady Corp., Class A	5,845	190,605
Hubbell, Inc., Class B	2,708	162,832
Thomas & Betts Corp.(2)	4,863	234,883
		588,320
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.5%
Anixter International, Inc.	4,332	258,750
Flextronics International Ltd.(2)	46,712	366,689
Power-One, Inc.(2)	34,147	348,299
Tyco Electronics Ltd.	617	21,842
Vishay Intertechnology, Inc.(2)	36,335	533,398
Vishay Precision Group, Inc.(2)	13,989	263,553
		1,792,531
ENERGY EQUIPMENT & SERVICES — 2.3%
Complete Production Services, Inc.(2)	11,954	353,241
National Oilwell Varco, Inc.	6,116	411,301
SEACOR Holdings, Inc.	3,546	358,465
Tetra Technologies, Inc.(2)	45,054	534,791
		1,657,798
FOOD & STAPLES RETAILING — 0.4%
SUPERVALU, INC.	27,586	265,653
FOOD PRODUCTS — 1.4%
Corn Products International, Inc.	11,154	513,084
Tyson Foods, Inc., Class A	28,272	486,844
		999,928
GAS UTILITIES — 1.1%
Nicor, Inc.	5,848	$291,932
Southwest Gas Corp.	1,405	51,521
UGI Corp.	14,373	453,900
		797,353
HEALTH CARE EQUIPMENT & SUPPLIES — 2.6%
American Medical Systems Holdings, Inc.(2)	18,348	346,043
Becton, Dickinson & Co.	372	31,441
Cooper Cos., Inc. (The)	3,462	195,049
Hill-Rom Holdings, Inc.	9,112	358,739
Hologic, Inc.(2)	14,744	277,482
Sirona Dental Systems, Inc.(2)	8,775	366,621
STERIS Corp.	8,082	294,670
		1,870,045
HEALTH CARE PROVIDERS & SERVICES — 2.4%
Health Net, Inc.(2)	19,486	531,773
Humana, Inc.(2)	8,656	473,829
Magellan Health Services, Inc.(2)	10,054	475,353
Universal American Corp.	13,386	273,744
		1,754,699
HOTELS, RESTAURANTS & LEISURE — 2.4%
Bob Evans Farms, Inc.	919	30,290
Cheesecake Factory, Inc. (The)(2)	16,016	491,051
PF Chang’s China Bistro, Inc.	10,527	510,138
Starbucks Corp.	4,810	154,545
Wyndham Worldwide Corp.	17,417	521,814
		1,707,838
HOUSEHOLD DURABLES — 1.1%
American Greetings Corp., Class A	5,364	118,866
Blyth, Inc.	846	29,170
Garmin Ltd.	5,993	185,723
Harman International Industries, Inc.(2)	7,749	358,779
Pulte Group, Inc.(2)	12,640	95,053
		787,591
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 1.2%
Calpine Corp.(2)	25,297	337,462
NRG Energy, Inc.(2)	28,070	548,488
		885,950
INDUSTRIAL CONGLOMERATES — 0.5%
Seaboard Corp.	186	370,326

12

Shares	Value
INSURANCE — 6.3%
Allied World Assurance Co. Holdings Ltd.	8,719	$518,257
American Financial Group, Inc.	16,166	522,000
Aspen Insurance Holdings Ltd.	16,744	479,213
Axis Capital Holdings Ltd.	14,286	512,582
Endurance Specialty Holdings Ltd.	7,839	361,143
Horace Mann Educators Corp.	29,658	535,031
Montpelier Re Holdings Ltd.	23,680	472,179
Navigators Group, Inc. (The)(2)	1,849	93,097
Platinum Underwriters Holdings Ltd.	6,878	309,304
Principal Financial Group, Inc.	10,935	356,044
Prudential Financial, Inc.	6,171	362,299
		4,521,149
INTERNET SOFTWARE & SERVICES — 2.0%
Ancestry.com, Inc.(2)	12,024	340,520
AOL, Inc.(2)	16,909	400,912
EarthLink, Inc.	22,578	194,171
IAC/InterActiveCorp(2)	5,726	164,336
United Online, Inc.	53,087	350,374
		1,450,313
IT SERVICES — 3.7%
Accenture plc, Class A	7,849	380,598
Acxiom Corp.(2)	13,215	226,637
Computer Sciences Corp.	7,529	373,438
Convergys Corp.(2)	28,429	374,410
International Business Machines Corp.	2,277	334,173
TeleTech Holdings, Inc.(2)	24,691	508,388
VeriFone Systems, Inc.(2)	11,872	457,784
		2,655,428
LEISURE EQUIPMENT & PRODUCTS — 1.0%
Eastman Kodak Co.(2)	38,192	204,709
Polaris Industries, Inc.	6,591	514,230
		718,939
LIFE SCIENCES TOOLS & SERVICES — 0.7%
Bruker Corp.(2)	30,467	505,752
MACHINERY — 2.0%
AGCO Corp.(2)	1,932	97,875
Navistar International Corp.(2)	1,458	84,433
Oshkosh Corp.(2)	10,386	366,003
Sauer-Danfoss, Inc.(2)	14,108	$398,551
Timken Co.	11,107	530,137
		1,476,999
MEDIA — 2.5%
CBS Corp., Class B	21,711	413,595
Cinemark Holdings, Inc.	20,435	352,299
Comcast Corp., Class A	16,412	360,572
Gannett Co., Inc.	16,758	252,878
Interpublic Group of Cos., Inc. (The)(2)	25,334	269,047
Time Warner, Inc.	1,742	56,040
Valassis Communications, Inc.(2)	3,260	105,461
		1,809,892
METALS & MINING — 4.2%
Aurizon Mines Ltd.(2)	27,183	198,980
Carpenter Technology Corp.	3,136	126,193
Freeport-McMoRan Copper & Gold, Inc.	3,130	375,882
Golden Star Resources Ltd. New York Shares(2)	116,416	534,349
Hecla Mining Co.(2)	49,681	559,407
Lundin Mining Corp.(2)	12,150	88,938
Newmont Mining Corp.	6,143	377,365
Schnitzer Steel Industries, Inc., Class A	8,070	535,767
Titanium Metals Corp.(2)	7,442	127,854
Walter Energy, Inc.	933	119,275
		3,044,010
MULTILINE RETAIL — 0.6%
Macy’s, Inc.	16,361	413,933
MULTI-UTILITIES — 0.2%
DTE Energy Co.	3,172	143,755
OIL, GAS & CONSUMABLE FUELS — 7.6%
Anadarko Petroleum Corp.	4,530	345,005
Arch Coal, Inc.	8,100	283,986
Bill Barrett Corp.(2)	9,141	375,969
Canadian Natural Resources Ltd.	2,827	125,575
Chevron Corp.	5,402	492,933
Cimarex Energy Co.	3,705	328,004
ConocoPhillips	7,980	543,438
Gran Tierra Energy, Inc.(2)	47,760	384,468
Murphy Oil Corp.	1,271	94,753
Peabody Energy Corp.	1,711	109,470
Stone Energy Corp.(2)	16,713	372,533
Sunoco, Inc.	13,568	546,926
Swift Energy Co.(2)	1,889	73,954
W&T Offshore, Inc.	31,502	562,940

13

Shares	Value
Whiting Petroleum Corp.(2)	3,084	$361,414
Williams Cos., Inc. (The)	22,103	546,386
		5,547,754
PAPER & FOREST PRODUCTS — 1.4%
Clearwater Paper Corp.(2)	6,776	530,560
Domtar Corp.	5,806	440,792
International Paper Co.	1,942	52,900
		1,024,252
PERSONAL PRODUCTS — 0.5%
Nu Skin Enterprises, Inc., Class A	11,368	343,996
PHARMACEUTICALS — 2.2%
Eli Lilly & Co.	9,036	316,621
Endo Pharmaceuticals Holdings, Inc.(2)	7,454	266,182
Forest Laboratories, Inc.(2)	13,558	433,585
Medicis Pharmaceutical Corp., Class A	7,040	188,602
Par Pharmaceutical Cos., Inc.(2)	5,202	200,329
ViroPharma, Inc.(2)	10,166	176,075
		1,581,394
REAL ESTATE INVESTMENT TRUSTS (REITs) — 2.7%
Apartment Investment & Management Co., Class A	18,491	477,807
CBL & Associates Properties, Inc.	21,707	379,873
Equity LifeStyle Properties, Inc.	7,028	393,076
Hospitality Properties Trust	16,651	383,639
Mack-Cali Realty Corp.	10,383	343,262
		1,977,657
REAL ESTATE MANAGEMENT & DEVELOPMENT(3)
CB Richard Ellis Group, Inc., Class A(2)	1,653	33,853
ROAD & RAIL — 0.9%
AMERCO, Inc.(2)	5,407	519,288
Werner Enterprises, Inc.	4,401	99,463
		618,751
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 5.0%
Advanced Micro Devices, Inc.(2)	57,864	473,328
Fairchild Semiconductor International, Inc.(2)	23,767	371,003
GT Solar International, Inc.(2)	40,873	372,762
Integrated Device Technology, Inc.(2)	51,338	341,911
Intel Corp.	8,808	185,232
LSI Corp.(2)	89,592	536,655
Marvell Technology Group Ltd.(2)	21,385	$396,692
Micron Technology, Inc.(2)	57,204	458,776
Teradyne, Inc.(2)	35,322	495,921
		3,632,280
SOFTWARE — 2.7%
Aspen Technology, Inc.(2)	7,840	99,568
CA, Inc.	8,192	200,212
Intuit, Inc.(2)	9,913	488,710
Microsoft Corp.	14,540	405,957
Quest Software, Inc.(2)	12,517	347,222
Synopsys, Inc.(2)	16,382	440,840
		1,982,509
SPECIALTY RETAIL — 2.8%
Advance Auto Parts, Inc.	1,410	93,272
Children’s Place Retail Stores, Inc. (The)(2)	5,134	254,852
Jo-Ann Stores, Inc.(2)	11,477	691,144
PetSmart, Inc.	11,540	459,523
Williams-Sonoma, Inc.	14,938	533,137
		2,031,928
TEXTILES, APPAREL & LUXURY GOODS — 0.5%
Timberland Co. (The), Class A(2)	14,424	354,686
THRIFTS & MORTGAGE FINANCE — 0.5%
Flagstar Bancorp, Inc.(2)	201,482	328,416
TRADING COMPANIES & DISTRIBUTORS — 1.0%
Applied Industrial Technologies, Inc.	11,515	374,007
United Rentals, Inc.(2)	16,086	365,957
		739,964
WIRELESS TELECOMMUNICATION SERVICES — 1.2%
Sprint Nextel Corp.(2)	121,736	514,943
United States Cellular Corp.(2)	6,800	339,592
		854,535
TOTAL COMMON STOCKS (Cost $50,964,563)		69,629,882
Temporary Cash Investments — 2.9%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	87,803	87,803
Repurchase Agreement, Goldman Sachs Group, Inc., (collateralized by various U.S. Treasury obligations, 1.125%, 12/15/11, valued at $2,041,727), in a joint trading account at 0.06%, dated 12/31/10, due 1/3/11 (Delivery value $2,000,010)		2,000,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,087,803)		2,087,803

14

Shares	Value
TOTAL INVESTMENT SECURITIES — 99.2% (Cost $53,052,366)		$71,717,685
TOTAL SECURITIES SOLD SHORT — (96.3)%		(69,645,362)
OTHER ASSETS AND LIABILITIES — 97.1%		70,262,246
TOTAL NET ASSETS — 100.0%		$72,334,569
Securities Sold Short — (96.3)%
AEROSPACE & DEFENSE — (1.1)%
CAE, Inc.	(24,866)	$(286,705)
Spirit Aerosystems Holdings, Inc., Class A	(23,535)	(489,763)
		(776,468)
AIR FREIGHT & LOGISTICS — (0.4)%
C.H. Robinson Worldwide, Inc.	(3,988)	(319,798)
AIRLINES — (0.7)%
AMR Corp.	(67,588)	(526,511)
AUTO COMPONENTS — (0.6)%
Gentex Corp.	(14,682)	(434,000)
AUTOMOBILES — (0.7)%
Thor Industries, Inc.	(15,732)	(534,259)
BEVERAGES — (0.5)%
PepsiCo, Inc.	(5,547)	(362,386)
BIOTECHNOLOGY — (2.5)%
Alexion Pharmaceuticals, Inc.	(1,793)	(144,426)
AMAG Pharmaceuticals, Inc.	(10,071)	(182,285)
BioMarin Pharmaceutical, Inc.	(3,192)	(85,961)
Dendreon Corp.	(4,794)	(167,406)
Human Genome Sciences, Inc.	(7,123)	(170,168)
Isis Pharmaceuticals, Inc.	(16,838)	(170,401)
Myrexis, Inc.	(46,723)	(194,369)
Pharmasset, Inc.	(4,115)	(178,632)
Savient Pharmaceuticals, Inc.	(15,296)	(170,397)
Theravance, Inc.	(6,502)	(163,005)
Vertex Pharmaceuticals, Inc.	(5,181)	(181,490)
		(1,808,540)
BUILDING PRODUCTS — (0.1)%
Lennox International, Inc.	(1,077)	(50,931)
CAPITAL MARKETS — (3.8)%
Apollo Investment Corp.	(23,123)	(255,972)
Ares Capital Corp.	(21,778)	(358,901)
Charles Schwab Corp. (The)	(9,629)	(164,752)
GAMCO Investors, Inc., Class A	(7,791)	(374,046)
Greenhill & Co., Inc.	(5,876)	(479,952)
Knight Capital Group, Inc., Class A	(37,588)	$(518,338)
Raymond James Financial, Inc.	(10,968)	(358,654)
State Street Corp.	(1,622)	(75,163)
TD Ameritrade Holding Corp.	(7,608)	(144,476)
Teton Advisors, Inc., Class B	(20)	(8)
		(2,730,262)
CHEMICALS — (5.0)%
CF Industries Holdings, Inc.	(2,828)	(382,204)
Ecolab, Inc.	(8,220)	(414,452)
H.B. Fuller Co.	(22,746)	(466,748)
Huntsman Corp.	(15,613)	(243,719)
Intrepid Potash, Inc.	(10,180)	(379,612)
Methanex Corp.	(14,719)	(447,458)
Mosaic Co. (The)	(1,213)	(92,625)
NL Industries, Inc.	(31,422)	(350,670)
Praxair, Inc.	(2,901)	(276,958)
Valhi, Inc.	(23,617)	(522,171)
		(3,576,617)
COMMERCIAL BANKS — (0.5)%
IBERIABANK Corp.	(6,401)	(378,491)
COMMERCIAL SERVICES & SUPPLIES — (0.8)%
Geo Group, Inc. (The)	(2,851)	(70,306)
Ritchie Bros. Auctioneers, Inc.	(22,279)	(513,531)
		(583,837)
COMMUNICATIONS EQUIPMENT — (2.3)%
Acme Packet, Inc.	(2,184)	(116,101)
Ciena Corp.	(25,097)	(528,292)
Cisco Systems, Inc.	(22,697)	(459,160)
Viasat, Inc.	(12,135)	(538,916)
		(1,642,469)
COMPUTERS & PERIPHERALS — (0.6)%
Diebold, Inc.	(7,969)	(255,406)
QLogic Corp.	(12,530)	(213,261)
		(468,667)
CONSTRUCTION & ENGINEERING — (0.3)%
Granite Construction, Inc.	(1,292)	(35,440)
Quanta Services, Inc.	(9,571)	(190,654)
		(226,094)
CONSTRUCTION MATERIALS — (0.2)%
Eagle Materials, Inc.	(4,963)	(140,205)
CONSUMER FINANCE — (0.5)%
SLM Corp.	(27,920)	(351,513)
CONTAINERS & PACKAGING — (0.8)%
Bemis Co., Inc.	(13,559)	(442,837)
Temple-Inland, Inc.	(7,359)	(156,305)
		(599,142)

15

Shares	Value
DIVERSIFIED CONSUMER SERVICES — (0.4)%
Grand Canyon Education, Inc.	(14,308)	$(280,294)
DIVERSIFIED FINANCIAL SERVICES — (0.9)%
Leucadia National Corp.	(12,343)	(360,170)
MSCI, Inc., Class A	(5,991)	(233,409)
PHH Corp.	(1,176)	(27,224)
		(620,803)
DIVERSIFIED TELECOMMUNICATION SERVICES — (0.5)%
Frontier Communications Corp.	(40,604)	(395,077)
ELECTRIC UTILITIES — (1.1)%
Allete, Inc.	(808)	(30,106)
Great Plains Energy, Inc.	(11,597)	(224,866)
Otter Tail Corp.	(22,886)	(515,850)
		(770,822)
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — (3.5)%
Amphenol Corp., Class A	(9,107)	(480,667)
Avnet, Inc.	(12,244)	(404,419)
Corning, Inc.	(24,603)	(475,330)
Ingram Micro, Inc., Class A	(28,625)	(546,452)
Plexus Corp.	(14,074)	(435,450)
Universal Display Corp.	(6,856)	(210,136)
		(2,552,454)
ENERGY EQUIPMENT & SERVICES — (2.8)%
Dril-Quip, Inc.	(4,618)	(358,911)
Global Industries Ltd.	(51,754)	(358,655)
Patterson-UTI Energy, Inc.	(7,667)	(165,224)
Pride International, Inc.	(17,317)	(571,461)
Tidewater, Inc.	(5,472)	(294,612)
Weatherford International Ltd.	(13,567)	(309,328)
		(2,058,191)
FOOD & STAPLES RETAILING — (0.1)%
United Natural Foods, Inc.	(1,280)	(46,950)
FOOD PRODUCTS — (2.1)%
Bunge Ltd.	(5,715)	(374,447)
Green Mountain Coffee Roasters, Inc.	(11,232)	(369,084)
Kraft Foods, Inc., Class A	(12,169)	(383,445)
Pilgrim’s Pride Corp.	(57,996)	(411,191)
		(1,538,167)
GAS UTILITIES — (0.7)%
Northwest Natural Gas Co.	(10,824)	(502,991)
HEALTH CARE EQUIPMENT & SUPPLIES — (1.7)%
Alere, Inc.	(4,498)	(164,627)
Meridian Bioscience, Inc.	(5,387)	(124,763)
NuVasive, Inc.	(8,080)	(207,252)
Resmed, Inc.	(11,408)	$(395,173)
Volcano Corp.	(12,980)	(354,484)
		(1,246,299)
HEALTH CARE PROVIDERS & SERVICES — (2.7)%
Centene Corp.	(16,873)	(427,562)
Landauer, Inc.	(8,353)	(500,929)
VCA Antech, Inc.	(18,454)	(429,794)
WellCare Health Plans, Inc.	(18,690)	(564,812)
WellPoint, Inc.	(877)	(49,866)
		(1,972,963)
HEALTH CARE TECHNOLOGY — (0.5)%
Quality Systems, Inc.	(5,175)	(361,319)
HOTELS, RESTAURANTS & LEISURE — (2.7)%
International Speedway Corp., Class A	(8,263)	(216,243)
Jack in the Box, Inc.	(25,369)	(536,046)
Orient-Express Hotels Ltd., Class A	(28,135)	(365,474)
Royal Caribbean Cruises Ltd.	(7,505)	(352,735)
Vail Resorts, Inc.	(9,614)	(500,313)
		(1,970,811)
HOUSEHOLD DURABLES — (1.2)%
Lennar Corp., Class A	(17,541)	(328,894)
M.D.C. Holdings, Inc.	(16,489)	(474,388)
Stanley Black & Decker, Inc.	(1,487)	(99,436)
		(902,718)
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — (1.1)%
Constellation Energy Group, Inc.	(13,376)	(409,706)
Ormat Technologies, Inc.	(12,351)	(365,343)
		(775,049)
INSURANCE — (6.3)%
American International Group, Inc.	(8,885)	(511,953)
Assured Guaranty Ltd.	(28,298)	(500,874)
Berkshire Hathaway, Inc., Class B	(2,436)	(195,148)
Enstar Group Ltd.	(6,122)	(517,798)
Fairfax Financial Holdings Ltd.	(1,329)	(544,304)
Genworth Financial, Inc., Class A	(27,170)	(357,014)
Hanover Insurance Group, Inc. (The)	(10,258)	(479,254)
Manulife Financial Corp.	(3,242)	(55,698)
Markel Corp.	(1,269)	(479,847)
Marsh & McLennan Cos., Inc.	(1,314)	(35,925)
MBIA, Inc.	(38,226)	(458,330)
Mercury General Corp.	(765)	(32,903)

16

Shares	Value
MetLife, Inc.	(1,814)	$(80,614)
Old Republic International Corp.	(15,685)	(213,787)
Wesco Financial Corp.	(127)	(46,788)
		(4,510,237)
INTERNET & CATALOG RETAIL — (0.5)%
priceline.com, Inc.	(876)	(350,006)
INTERNET SOFTWARE & SERVICES — (1.8)%
Equinix, Inc.	(6,212)	(504,788)
MercadoLibre, Inc.	(2,302)	(153,428)
OpenTable, Inc.	(4,101)	(289,038)
VistaPrint NV	(8,126)	(373,796)
		(1,321,050)
IT SERVICES — (3.1)%
Alliance Data Systems Corp.	(2,356)	(167,347)
Genpact Ltd.	(27,200)	(413,440)
Global Payments, Inc.	(11,404)	(526,979)
Sapient Corp.	(36,656)	(443,538)
Visa, Inc., Class A	(2,569)	(180,806)
Wright Express Corp.	(11,542)	(530,931)
		(2,263,041)
LEISURE EQUIPMENT & PRODUCTS(3)
Hasbro, Inc.	(441)	(20,806)
LIFE SCIENCES TOOLS & SERVICES — (1.7)%
Covance, Inc.	(10,156)	(522,120)
Luminex Corp.	(8,434)	(154,174)
Nordion, Inc.	(46,155)	(525,705)
		(1,201,999)
MACHINERY — (1.7)%
CLARCOR, Inc.	(2,194)	(94,101)
Federal Signal Corp.	(39,938)	(273,975)
PACCAR, Inc.	(9,198)	(528,149)
Terex Corp.	(11,903)	(369,469)
		(1,265,694)
MEDIA — (2.3)%
DreamWorks Animation SKG, Inc., Class A	(13,604)	(400,911)
Liberty Media Corp. – Capital, Series A	(5,854)	(366,226)
Live Nation Entertainment, Inc.	(32,282)	(368,660)
Morningstar, Inc.	(6,821)	(362,059)
Thomson Reuters Corp.	(4,946)	(184,337)
		(1,682,193)
METALS & MINING — (4.7)%
Agnico-Eagle Mines Ltd. New York Shares	(3,367)	(258,249)
AK Steel Holding Corp.	(27,362)	(447,916)
Allegheny Technologies, Inc.	(8,909)	(491,599)
Allied Nevada Gold Corp.	(20,854)	(548,668)
Compass Minerals International, Inc.	(601)	$(53,651)
Globe Specialty Metals, Inc.	(21,661)	(370,186)
Nevsun Resources Ltd.	(54,939)	(413,691)
Royal Gold, Inc.	(6,244)	(341,110)
Silver Standard Resources, Inc.	(1,347)	(38,012)
United States Steel Corp.	(6,211)	(362,847)
		(3,325,929)
MULTILINE RETAIL — (0.2)%
Dollar General Corp.	(4,102)	(125,808)
MULTI-UTILITIES — (0.7)%
Alliant Energy Corp.	(6,114)	(224,812)
Black Hills Corp.	(9,775)	(293,250)
		(518,062)
OIL, GAS & CONSUMABLE FUELS — (8.5)%
BPZ Resources, Inc.	(102,475)	(487,780)
Carrizo Oil & Gas, Inc.	(11,071)	(381,839)
Chesapeake Energy Corp.	(16,998)	(440,418)
CONSOL Energy, Inc.	(7,893)	(384,705)
Enbridge, Inc.	(8,276)	(466,766)
EOG Resources, Inc.	(1,637)	(149,638)
EQT Corp.	(8,292)	(371,813)
Holly Corp.	(9,925)	(404,642)
Nordic American Tanker Shipping	(10,836)	(281,953)
Northern Oil & Gas, Inc.	(1,393)	(37,904)
Overseas Shipholding Group, Inc.	(13,506)	(478,382)
Petrohawk Energy Corp.	(12,622)	(230,352)
Plains Exploration & Production Co.	(11,589)	(372,470)
SandRidge Energy, Inc.	(50,048)	(366,351)
Suncor Energy, Inc.	(10,675)	(408,746)
TransAtlantic Petroleum Ltd.	(136,151)	(453,383)
Ultra Petroleum Corp.	(6,902)	(329,709)
		(6,046,851)
PAPER & FOREST PRODUCTS — (0.5)%
Schweitzer-Mauduit International, Inc.	(5,548)	(349,080)
PERSONAL PRODUCTS — (0.1)%
Avon Products, Inc.	(1,988)	(57,771)
PHARMACEUTICALS — (2.1)%
Auxilium Pharmaceuticals, Inc.	(19,074)	(402,461)
Merck & Co., Inc.	(3,618)	(130,393)
Salix Pharmaceuticals Ltd.	(11,302)	(530,743)
Valeant Pharmaceuticals International, Inc.	(10,146)	(287,030)
VIVUS, Inc.	(18,449)	(172,867)
		(1,523,494)

17

Shares	Value
PROFESSIONAL SERVICES — (0.6)%
Korn/Ferry International	(9,061)	$(209,400)
Towers Watson & Co., Class A	(4,217)	(219,537)
		(428,937)
REAL ESTATE INVESTMENT TRUSTS (REITs) — (1.9)%
Digital Realty Trust, Inc.	(8,258)	(425,618)
DuPont Fabros Technology, Inc.	(19,186)	(408,086)
Franklin Street Properties Corp.	(11,177)	(159,272)
UDR, Inc.	(15,718)	(369,687)
		(1,362,663)
REAL ESTATE MANAGEMENT & DEVELOPMENT — (0.8)%
Forest City Enterprises, Inc., Class A	(22,339)	(372,838)
St. Joe Co. (The)	(10,120)	(221,122)
		(593,960)
ROAD & RAIL — (0.7)%
Hertz Global Holdings, Inc.	(36,278)	(525,668)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — (4.8)%
Atheros Communications, Inc.	(911)	(32,723)
Canadian Solar, Inc.	(34,627)	(429,029)
Cavium Networks, Inc.	(9,680)	(364,742)
Cree, Inc.	(5,453)	(359,298)
Formfactor, Inc.	(49,587)	(440,333)
MEMC Electronic Materials, Inc.	(47,045)	(529,726)
Microchip Technology, Inc.	(995)	(34,039)
Netlogic Microsystems, Inc.	(15,007)	(471,370)
Silicon Laboratories, Inc.	(6,909)	(317,952)
Varian Semiconductor Equipment Associates, Inc.	(9,810)	(362,676)
Xilinx, Inc.	(764)	(22,141)
		(3,364,029)
SOFTWARE — (2.5)%
AsiaInfo-Linkage, Inc.	(23,019)	(381,425)
Concur Technologies, Inc.	(6,799)	(353,072)
Pegasystems, Inc.	(10,326)	(378,241)
salesforce.com, inc.	(2,379)	(314,028)
TiVo, Inc.	(48,126)	(415,328)
		(1,842,094)
SPECIALTY RETAIL — (2.9)%
CarMax, Inc.	(11,280)	$(359,606)
Coldwater Creek, Inc.	(94,069)	(298,199)
hhgregg, Inc.	(18,886)	(395,662)
O’Reilly Automotive, Inc.	(5,741)	(346,871)
Sally Beauty Holdings, Inc.	(14,068)	(204,408)
Tiffany & Co.	(878)	(54,673)
Urban Outfitters, Inc.	(11,741)	(420,445)
		(2,079,864)
TEXTILES, APPAREL & LUXURY GOODS — (0.7)%
Hanesbrands, Inc.	(6,530)	(165,862)
Skechers U.S.A., Inc., Class A	(18,771)	(375,420)
		(541,282)
THRIFTS & MORTGAGE FINANCE — (0.8)%
MGIC Investment Corp.	(34,800)	(354,612)
Tree.com, Inc.	(26,715)	(252,190)
		(606,802)
TOBACCO — (0.2)%
Universal Corp.	(4,431)	(180,342)
TRADING COMPANIES & DISTRIBUTORS — (0.9)%
Fastenal Co.	(3,050)	(182,726)
GATX Corp.	(10,476)	(369,593)
Watsco, Inc.	(1,813)	(114,364)
		(666,683)
WATER UTILITIES — (0.7)%
Aqua America, Inc.	(23,245)	(522,548)
WIRELESS TELECOMMUNICATION SERVICES — (1.2)%
Clearwire Corp., Class A	(78,724)	(405,429)
SBA Communications Corp., Class A	(9,444)	(386,637)
Shenandoah Telecommunications Co.	(3,807)	(71,305)
		(863,371)
TOTAL SECURITIES SOLD SHORT — (96.3)% (Proceeds $63,329,057)		$(69,645,362)

Notes to Schedule of Investments

(1)	Securities are pledged with brokers as collateral for securitiessold short. At the period end, the value of securities pledged was $69,629,882.

(2)	Non-income producing.

(3)	Industry is less than 0.05% of total net assets.

See Notes to Financial Statements.

18

Statement of Assets and Liabilities

DECEMBER 31, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $53,052,366)	$71,717,685
Deposits with broker for securities sold short	70,516,581
Receivable for capital shares sold	15,824
Dividends and interest receivable	32,792
142,282,882

Liabilities
Securities sold short, at value (proceeds of $63,329,057)	69,645,362
Disbursements in excess of demand deposit cash	75,407
Payable for capital shares redeemed	46,131
Accrued management fees	97,033
Distribution and service fees payable	19,511
Dividend and interest expense payable on securities sold short	64,869
69,948,313

Net Assets	$72,334,569

Net Assets Consist of:
Capital (par value and paid-in surplus)	$86,200,899
Accumulated net investment loss	(1,382,890)
Accumulated net realized loss	(24,832,454)
Net unrealized appreciation	12,349,014
$72,334,569

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$19,696,236	1,960,385	$10.05
Institutional Class, $0.01 Par Value	$4,280,306	422,749	$10.12
A Class, $0.01 Par Value	$36,999,371	3,715,281	$9.96	*
B Class, $0.01 Par Value	$1,957,272	202,846	$9.65
C Class, $0.01 Par Value	$8,706,449	902,455	$9.65
R Class, $0.01 Par Value	$694,935	70,497	$9.86

*	Maximum offering price $10.57 (net asset value divided by 0.9425)

See Notes to Financial Statements.

19

Statement of Operations

FOR THE SIX MONTHS ENDED DECEMBER 31, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $663)	$803,238
Interest	1,172
804,410

Expenses:
Dividend expense on securities sold short	1,191,561
Interest expense on securities sold short	111,727
Management fees	719,677
Distribution and service fees:
A Class	82,268
B Class	10,586
C Class	47,357
R Class	1,821
Directors’ fees and expenses	1,080
Other expenses	21,223
2,187,300

Net investment income (loss)	(1,382,890)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	24,837,162
Securities sold short transactions	(10,997,664)
13,839,498

Change in net unrealized appreciation (depreciation) on:
Investments	2,248,920
Securities sold short	(14,157,938)
(11,909,018)

Net realized and unrealized gain (loss)	1,930,480

Net Increase (Decrease) in Net Assets Resulting from Operations	$547,590

See Notes to Financial Statements.

20

Statement of Changes in Net Assets

SIX MONTHS ENDED DECEMBER 31, 2010 (UNAUDITED) AND YEAR ENDED JUNE 30, 2010
Increase (Decrease) in Net Assets	December 31, 2010	June 30, 2010
Operations
Net investment income (loss)	$(1,382,890)	$(2,824,016)
Net realized gain (loss)	13,839,498	6,506,490
Change in net unrealized appreciation (depreciation)	(11,909,018)	(4,283,052)
Net increase (decrease) in net assets resulting from operations	547,590	(600,578)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(42,850,702)	(56,599,782)

Net increase (decrease) in net assets	(42,303,112)	(57,200,360)

Net Assets
Beginning of period	114,637,681	171,838,041
End of period	$72,334,569	$114,637,681

Accumulated net investment loss	$(1,382,890)	—

See Notes to Financial Statements.

21

Notes to Financial Statements

DECEMBER 31, 2010 (UNAUDITED)

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. Equity Market Neutral Fund (formerly Long-Short Market Neutral Fund) (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital appreciation independent of equity market conditions. The fund buys, or takes long positions in, equity securities that have been identified as undervalued. The fund takes short positions in equity securities that have been identified as overvalued. The fund’s investment process is designed to maintain approximately equal dollar amounts invested in long and short positions at all times.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

22

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short — The fund may enter into a short sale, which is selling a security it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned or paid on segregated cash for securities sold short is reflected as interest income or interest expense. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. Liabilities for securities sold short are valued daily and changes in value are recorded as unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of realized gain (loss) on securities sold short transactions. The fund’s risks in selling securities short include the possibility that the future increases in market value may exceed the liability recorded or that the lender of the security may terminate the loan at a disadvantageous price or time to the fund. In addition, while the realized gains on securities sold short are limited to the price at which it sold the security short, the losses may be unlimited.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class

23

specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 1.0480% to 1.2300%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the six months ended December 31, 2010 was 1.40% for the Investor Class, A Class, B Class, C Class and R Class and 1.20% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended December 31, 2010, are detailed in the Statement of Operations.

Other Expenses — The fund’s total other expenses include the fees and expenses of the fund’s independent directors and their legal counsel and other miscellaneous expenses. A portion of these expenses was due to nonrecurring expenses paid by the fund. The impact of total other expenses to the ratio of operating expenses to average net assets was 0.02% for the Investor Class, A Class, B Class, C Class and R Class and 0.03% for the Institutional Class for the six months ended December 31, 2010.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

24

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the six months ended December 31, 2010, were $134,077,798 and $136,835,026, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended December 31, 2010		Year ended June 30, 2010
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	656,109	$6,502,691	1,036,424	$10,346,661
Redeemed	(352,288)	(3,508,533)	(1,673,493)	(16,727,635)
	303,821	2,994,158	(637,069)	(6,380,974)
Institutional Class/Shares Authorized	50,000,000		50,000,000
Sold	51,562	517,992	554,504	5,580,433
Redeemed	(808,650)	(8,008,164)	(1,597,249)	(16,029,185)
	(757,088)	(7,490,172)	(1,042,745)	(10,448,752)
A Class/Shares Authorized	70,000,000		70,000,000
Sold	1,005,010	9,954,352	7,169,067	71,213,377
Redeemed	(4,622,391)	(46,289,706)	(10,345,618)	(102,705,155)
	(3,617,381)	(36,335,354)	(3,176,551)	(31,491,778)
B Class/Shares Authorized	10,000,000		10,000,000
Sold	—	—	11,278	110,108
Redeemed	(32,904)	(315,488)	(90,003)	(869,608)
	(32,904)	(315,488)	(78,725)	(759,500)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	47,273	457,105	344,797	3,352,577
Redeemed	(236,965)	(2,269,112)	(1,079,003)	(10,457,305)
	(189,692)	(1,812,007)	(734,206)	(7,104,728)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	32,808	322,490	30,411	299,610
Redeemed	(21,832)	(214,329)	(72,376)	(713,660)
	10,976	108,161	(41,965)	(414,050)
Net increase (decrease)	(4,282,268)	$(42,850,702)	(5,711,261)	$(56,599,782)

25

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$63,789,642	—	—
Foreign Common Stocks	5,840,240	—	—
Temporary Cash Investments	87,803	$2,000,000	—
Total Value of Investment Securities	$69,717,685	$2,000,000	—

Securities Sold Short
Domestic Common Stocks	$(61,219,539)	—	—
Foreign Common Stocks	(8,425,823)	—	—
Total Value of Securities Sold Short	$(69,645,362)	—	—

7. Risk Factors

The fund’s investment process may produce high portfolio turnover. In addition, its investment approach may involve higher volatility, short sales risk and overweighting risk. The fund may suffer losses when taking long positions in market sectors or industries that are not offset by corresponding short positions, resulting in an over- or underweighted sector or industry.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

26

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$53,120,896
Gross tax appreciation of investments	$19,526,180
Gross tax depreciation of investments	(929,391)
Net tax appreciation (depreciation) of investments	$18,596,789
Net tax appreciation (depreciation) on securities sold short	$(6,727,300)
Net tax appreciation (depreciation)	$11,869,489

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of June 30, 2010, the fund had accumulated capital losses of $(36,549,967), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers expire as follows:

2014	2015	2016	2017	2018
$(726,363)	$(11,723,614)	$(7,547,465)	$(7,401,476)	$(9,151,049)

27

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(1)		2010	2009	2008	2007(2)		2006	2005(3)
Per-Share Data
Net Asset Value, Beginning of Period	$10.00		$10.01	$10.92	$11.22	$10.40		$9.97	$10.00
Income From Investment Operations
Net Investment Income (Loss)(4)	(0.11)		(0.17)	(0.16)	0.08	0.14		0.24	0.06
Net Realized and Unrealized Gain (Loss)	0.16		0.16	(0.75)	(0.15)	0.68		0.27	(0.09)
Total From Investment Operations	0.05		(0.01)	(0.91)	(0.07)	0.82		0.51	(0.03)
Distributions
From Net Investment Income	—		—	—	(0.23)	—		(0.08)	—
Net Asset Value, End of Period	$10.05		$10.00	$10.01	$10.92	$11.22		$10.40	$9.97

Total Return(5)	0.50%		(0.10)%	(8.33)%	(0.67)%	7.88%		5.08%	(0.30)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	3.92	%(6)	3.09%	3.34%	2.89%	2.71	%(6)	3.45%	2.76	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.38	)%(6)	(1.68)%	(1.56)%	0.90%	2.61	%(6)	2.17%	2.23	%(6)
Portfolio Turnover Rate	138%		140%	330%	356%	181%		428%	171%
Portfolio Turnover Rate Excluding Short Sales	37%		35%	151%	137%	38%		50%	36%
Net Assets, End of Period (in thousands)	$19,696		$16,570	$22,956	$28,939	$20,732		$12,781	$498
Ratio of Operating Expenses (excluding expenses on securities sold short) to Average Net Assets	1.42	%(6)	1.42%	1.41%	1.39%	1.39	%(6)	1.38%	1.37	%(6)

(1)	Six months ended December 31, 2010 (unaudited).

(2)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(3)	September 30, 2005 (fund inception) through December 31, 2005.

(4)	Computed using average shares outstanding throughout the period.

(5)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(6)	Annualized.

See Notes to Financial Statements.

28

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(1)		2010	2009	2008	2007(2)		2006	2005(3)
Per-Share Data
Net Asset Value, Beginning of Period	$10.07		$10.06	$10.95	$11.24	$10.40		$9.97	$10.00
Income From Investment Operations
Net Investment Income (Loss)(4)	(0.12)		(0.16)	(0.15)	0.17	0.15		0.25	0.06
Net Realized and Unrealized Gain (Loss)	0.17		0.17	(0.74)	(0.22)	0.69		0.28	(0.09)
Total From Investment Operations	0.05		0.01	(0.89)	(0.05)	0.84		0.53	(0.03)
Distributions
From Net Investment Income	—		—	—	(0.24)	—		(0.10)	—
Net Asset Value, End of Period	$10.12		$10.07	$10.06	$10.95	$11.24		$10.40	$9.97

Total Return(5)	0.50%		0.10%	(8.13)%	(0.48)%	8.08%		5.30%	(0.30)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	3.73	%(6)	2.89%	3.14%	2.69%	2.51	%(6)	3.25%	2.56	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.19	)%(6)	(1.48)%	(1.36)%	1.10%	2.81	%(6)	2.37%	2.43	%(6)
Portfolio Turnover Rate	138%		140%	330%	356%	181%		428%	171%
Portfolio Turnover Rate Excluding Short Sales	37%		35%	151%	137%	38%		50%	36%
Net Assets, End of Period (in thousands)	$4,280		$11,882	$22,354	$12,989	$19,559		$14,412	$499
Ratio of Operating Expenses (excluding expenses on securities sold short) to Average Net Assets	1.23	%(6)	1.22%	1.21%	1.19%	1.19	%(6)	1.18%	1.17	%(6)

(1)	Six months ended December 31, 2010 (unaudited).

(2)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(3)	September 30, 2005 (fund inception) through December 31, 2005.

(4)	Computed using average shares outstanding throughout the period.

(5)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(6)	Annualized.

See Notes to Financial Statements.

29

A Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(1)		2010	2009	2008	2007(2)		2006	2005(3)
Per-Share Data
Net Asset Value, Beginning of Period	$9.93		$9.96	$10.89	$11.21	$10.40		$9.96	$10.00
Income From Investment Operations
Net Investment Income (Loss)(4)	(0.13)		(0.19)	(0.18)	0.07	0.13		0.20	0.05
Net Realized and Unrealized Gain (Loss)	0.16		0.16	(0.75)	(0.18)	0.68		0.29	(0.09)
Total From Investment Operations	0.03		(0.03)	(0.93)	(0.11)	0.81		0.49	(0.04)
Distributions
From Net Investment Income	—		—	—	(0.21)	—		(0.05)	—
Net Asset Value, End of Period	$9.96		$9.93	$9.96	$10.89	$11.21		$10.40	$9.96

Total Return(5)	0.30%		(0.30)%	(8.54)%	(0.98)%	7.79%		4.93%	(0.40)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	4.17	%(6)	3.34%	3.59%	3.14%	2.96	%(6)	3.70%	3.01	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.63	)%(6)	(1.93)%	(1.81)%	0.65%	2.36	%(6)	1.92%	1.98	%(6)
Portfolio Turnover Rate	138%		140%	330%	356%	181%		428%	171%
Portfolio Turnover Rate Excluding Short Sales	37%		35%	151%	137%	38%		50%	36%
Net Assets, End of Period (in thousands)	$36,999		$72,781	$104,634	$145,265	$110,065		$56,219	$498
Ratio of Operating Expenses (excluding expenses on securities sold short) to Average Net Assets	1.67	%(6)	1.67%	1.66%	1.64%	1.64	%(6)	1.63%	1.62	%(6)

(1)	Six months ended December 31, 2010 (unaudited).

(2)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(3)	September 30, 2005 (fund inception) through December 31, 2005.

(4)	Computed using average shares outstanding throughout the period.

(5)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(6)	Annualized.

See Notes to Financial Statements.

30

B Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(1)		2010	2009	2008	2007(2)		2006	2005(3)
Per-Share Data
Net Asset Value, Beginning of Period	$9.66		$9.76	$10.76	$11.11	$10.35		$9.94	$10.00
Income From Investment Operations
Net Investment Income (Loss)(4)	(0.16)		(0.25)	(0.26)	— (5)	0.09		0.12	0.03
Net Realized and Unrealized Gain (Loss)	0.15		0.15	(0.74)	(0.18)	0.67		0.29	(0.09)
Total From Investment Operations	(0.01)		(0.10)	(1.00)	(0.18)	0.76		0.41	(0.06)
Distributions
From Net Investment Income	—		—	—	(0.17)	—		—	—
Net Asset Value, End of Period	$9.65		$9.66	$9.76	$10.76	$11.11		$10.35	$9.94

Total Return(6)	(0.10)%		(1.02)%	(9.29)%	(1.63)%	7.34%		4.12%	(0.60)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	4.92	%(7)	4.09%	4.34%	3.89%	3.71	%(7)	4.45%	3.76	%(7)
Ratio of Net Investment Income (Loss) to Average Net Assets	(3.38	)%(7)	(2.68)%	(2.56)%	(0.10)%	1.61	%(7)	1.17%	1.23	%(7)
Portfolio Turnover Rate	138%		140%	330%	356%	181%		428%	171%
Portfolio Turnover Rate Excluding Short Sales	37%		35%	151%	137%	38%		50%	36%
Net Assets, End of Period (in thousands)	$1,957		$2,276	$3,069	$3,071	$3,020		$1,505	$497
Ratio of Operating Expenses (excluding expenses on securities sold short) to Average Net Assets	2.42	%(7)	2.42%	2.41%	2.39%	2.39	%(7)	2.38%	2.37	%(7)

(1)	Six months ended December 31, 2010 (unaudited).

(2)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(3)	September 30, 2005 (fund inception) through December 31, 2005.

(4)	Computed using average shares outstanding throughout the period.

(5)	Per-share amount was less than $0.005.

(6)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(7)	Annualized.

See Notes to Financial Statements.

31

C Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(1)		2010	2009	2008	2007(2)		2006	2005(3)
Per-Share Data
Net Asset Value, Beginning of Period	$9.65		$9.76	$10.75	$11.11	$10.35		$9.94	$10.00
Income From Investment Operations
Net Investment Income (Loss)(4)	(0.16)		(0.26)	(0.26)	— (5)	0.09		0.12	0.03
Net Realized and Unrealized Gain (Loss)	0.16		0.15	(0.73)	(0.19)	0.67		0.29	(0.09)
Total From Investment Operations	—	(5)	(0.11)	(0.99)	(0.19)	0.76		0.41	(0.06)
Distributions
From Net Investment Income	—		—	—	(0.17)	—		—	—
Net Asset Value, End of Period	$9.65		$9.65	$9.76	$10.75	$11.11		$10.35	$9.94

Total Return(6)	0.00%		(1.13)%	(9.21)%	(1.72)%	7.34%		4.12%	(0.60)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	4.92	%(7)	4.09%	4.34%	3.89%	3.71	%(7)	4.45%	3.76	%(7)
Ratio of Net Investment Income (Loss) to Average Net Assets	(3.38	)%(7)	(2.68)%	(2.56)%	(0.10)%	1.61	%(7)	1.17%	1.23	%(7)
Portfolio Turnover Rate	138%		140%	330%	356%	181%		428%	171%
Portfolio Turnover Rate Excluding Short Sales	37%		35%	151%	137%	38%		50%	36%
Net Assets, End of Period (in thousands)	$8,706		$10,543	$17,821	$20,673	$19,690		$8,393	$497
Ratio of Operating Expenses (excluding expenses on securities sold short) to Average Net Assets	2.42	%(7)	2.42%	2.41%	2.39%	2.39	%(7)	2.38%	2.37	%(7)

(1)	Six months ended December 31, 2010 (unaudited).

(2)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(3)	September 30, 2005 (fund inception) through December 31, 2005.

(4)	Computed using average shares outstanding throughout the period.

(5)	Per-share amount was less than $0.005.

(6)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(7)	Annualized.

See Notes to Financial Statements.

32

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(1)		2010	2009	2008	2007(2)		2006	2005(3)
Per-Share Data
Net Asset Value, Beginning of Period	$9.84		$9.89	$10.85	$11.18	$10.39		$9.96	$10.00
Income From Investment Operations
Net Investment Income (Loss)(4)	(0.13)		(0.21)	(0.22)	0.04	0.11		0.17	0.04
Net Realized and Unrealized Gain (Loss)	0.15		0.16	(0.74)	(0.17)	0.68		0.29	(0.08)
Total From Investment Operations	0.02		(0.05)	(0.96)	(0.13)	0.79		0.46	(0.04)
Distributions
From Net Investment Income	—		—	—	(0.20)	—		(0.03)	—
Net Asset Value, End of Period	$9.86		$9.84	$9.89	$10.85	$11.18		$10.39	$9.96

Total Return(5)	0.20%		(0.51)%	(8.85)%	(1.19)%	7.60%		4.57%	(0.40)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	4.42	%(6)	3.59%	3.84%	3.39%	3.21	%(6)	3.95%	3.26	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.88	)%(6)	(2.18)%	(2.06)%	0.40%	2.11	%(6)	1.67%	1.73	%(6)
Portfolio Turnover Rate	138%		140%	330%	356%	181%		428%	171%
Portfolio Turnover Rate Excluding Short Sales	37%		35%	151%	137%	38%		50%	36%
Net Assets, End of Period (in thousands)	$695		$586	$1,004	$694	$561		$521	$498
Ratio of Operating Expenses (excluding expenses on securities sold short) to Average Net Assets	1.92	%(6)	1.92%	1.91%	1.89%	1.89	%(6)	1.88%	1.87	%(6)

(1)	Six months ended December 31, 2010 (unaudited).

(2)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(3)	September 30, 2005 (fund inception) through December 31, 2005.

(4)	Computed using average shares outstanding throughout the period.

(5)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(6)	Annualized.

See Notes to Financial Statements.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor
©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SAN-70487   1102

SEMIANNUAL REPORT                      DECEMBER 31, 2010

NT Small Company Fund

President’s Letter	2
Market Perspective	3
U.S. Stock Index Returns	3

Performance	4
Portfolio Commentary	5
Top Ten Holdings	7
Top Five Industries	7
Types of Investments in Portfolio	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	10
Statement of Assets and Liabilities	18
Statement of Operations	19
Statement of Changes in Net Assets	20
Notes to Financial Statements	21
Financial Highlights	26

Other Information

Additional Information	27

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

   Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended December 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

   By Scott Wittman, Chief Investment Officer, Quantitative Equity and Asset Allocation

Strong Returns for Stocks

After declining modestly overall in the first six months of 2010, the U.S. stock market rebounded sharply during the final half of the year. The broad equity indices enjoyed their best six-month period of performance in more than a year and the third-best six-month return in the past decade.

The equity market was volatile early in the period, advancing in July and falling in August as signs of a slowdown in the pace of economic activity, combined with persistent sovereign debt problems in Europe, led to concerns about a potential “double-dip” recession (a return to recession after a brief period of recovery). The uncertain outlook contributed to wide day-to-day market fluctuations as investors reacted to inconsistent economic data.

However, investor sentiment changed in September, when the market generated its best month of performance since April 2009, sparking a substantial rally that extended through the end of the year. Many segments of the economy began to show evidence of improvement, erasing concerns about a relapse into recession. In addition, another round of quantitative easing measures by the Federal Reserve and an 11th-hour extension of federal tax breaks scheduled to expire at the end of 2010 bolstered investor confidence that economic growth would continue to accelerate in 2011.

Smaller Stocks and Growth Shares Outperformed

For the six-month period, the broad U.S. equity indices gained approximately 25% overall. As the table below indicates, smaller was better—small- and mid-cap stocks led the market’s advance, with small-company stocks gaining nearly 30%. Meanwhile, growth-oriented shares solidly outpaced value issues across all market capitalizations during the period, reflecting the improving prospects for economic growth.

Every sector of the market posted double-digit gains for the six months. The most economically sensitive sectors of the market—including materials, energy, industrials, and consumer discretionary—delivered the best returns. In particular, the materials sector gained 40% thanks to a surge in commodity prices. The laggards were the more defensive segments of the market, such as health care, utilities, and consumer staples.

U.S. Stock Index Returns
For the six months ended December 31, 2010*
Russell 1000 Index (Large-Cap)	24.03%	Russell 2000 Index (Small-Cap)	29.38%
Russell 1000 Growth Index	26.37%	Russell 2000 Growth Index	32.14%
Russell 1000 Value Index	21.74%	Russell 2000 Value Index	26.58%
Russell Midcap Index	28.12%	*Total returns for periods less than one year are not annualized.
Russell Midcap Growth Index	30.71%
Russell Midcap Value Index	25.86%

3

Performance

Total Returns as of December 31, 2010
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	Since Inception	Inception Date
Institutional Class	ACLOX	27.67%	27.50%	-2.82%	5/12/06
S&P SmallCap 600 Index	—	27.43%	26.31%	2.30%(2)	—

(1)	Total returns for periods less than one year are not annualized.

(2)	Since 4/30/06, the date nearest Institutional Class’s inception for which data are available.

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006

*	From 5/12/06, the Institutional Class’s inception date. Index data from 4/30/06, the date nearest the Institutional Class’s inception for which data are available. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class 0.70%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Portfolio Managers: Brian Garbe and Tal Sansani

Performance Summary

NT Small Company returned 27.67%* for the six months ended December 31, 2010, compared with the 27.43% return of its benchmark, the S&P SmallCap 600 Index.

NT Small Company’s return of more than 25% for the last half of 2010 reflected the sharp rally in the broad U.S. equity market and the even stronger returns for small-company stocks. The fund’s performance was just ahead of the return of the S&P SmallCap 600 Index for the six months.

Economically Sensitive Sectors Drove Absolute Results

Every sector in the portfolio advanced for the six months, but the most economically sensitive sectors contributed the most to NT Small Company’s absolute performance. These included the information technology, industrials, and consumer discretionary sectors, which together comprised approximately half of the portfolio during the period. NT Small Company’s holdings in the materials and energy sectors also contributed meaningfully to absolute performance as expectations of improving economic conditions on a global scale provided a lift to commodity prices.

On the downside, the only sector of the portfolio to post a single-digit gain for the six-month period was the more-defensive consumer staples sector. Negative returns for personal products companies weighed on results in this sector. Utilities stocks, another defensive segment of the market, also lagged during the period.

Industrials Outperformed

Looking at relative performance, stock selection was most successful by far in the industrials sector of the portfolio. Machinery manufacturers and road and rail companies generated the bulk of the outperformance in this sector. The top relative performance contributors were also the top absolute contributors—Timken, a bearings manufacturer, and Hawk Corp., which makes braking systems and other friction-related products for aircraft and commercial vehicles. Timken reported healthy profit growth as demand improved in many of its end markets, while Hawk reported robust earnings and was subsequently acquired by industrial conglomerate Carlisle. Another strong contributor from the industrials sector was auto rental firm Dollar Thrifty Automotive Group, which agreed to be acquired by competitor Avis Budget Group after a lengthy bidding war with Hertz Global Holdings.

Stock selection also added value in the telecommunication services sector, which generated an outsized 65% return for the six-month period but comprised less than 1% of the portfolio. The leading contributor among telecom services stocks was IDT Corp., which returned to profitability after several years of losses.

*	Total returns for periods less than one year are not annualized.

5

Other top contributors to relative performance included oil and gas producer Stone Energy, fabric store chain Jo-Ann Stores, and business software maker TIBCO Software. Stone Energy rallied as oil prices rose and production increased; Jo-Ann Stores was acquired by a private equity firm; and TIBCO advanced thanks to growing sales, rising profitability, and takeover speculation.

Consumer Staples and Technology Underperformed

The fund’s holdings in the consumer staples and information technology sectors underperformed their counterparts in the S&P SmallCap 600 Index for the six months. An overweight position in household products makers and stock selection among food producers had the biggest negative impact in the consumer staples sector. The most significant detractor in this sector was The Andersons, which grows and transports agricultural products. The company reported earnings below analyst expectations amid losses in its ethanol unit.

In the information technology sector, the underperformance was driven by stock choices among electronic equipment manufacturers and IT services providers. The biggest detractors in this sector were CSG Systems International, which provides outsourced billing services for the broadcasting industry, and Global Cash Access Holdings, which provides cash access products to the gaming industry. CSG increased its debt load substantially to pay for a major acquisition, while Global Cash Access reported disappointing earnings and announced the loss of a major casino client.

The portfolio’s largest individual detractor was for-profit education firm Corinthian Colleges, which was adversely affected by potential regulatory changes that could restrict the company’s educational offerings and lead to reduced enrollment. Another leading detractor was Cubist Pharmaceuticals, which was Small Company’s second-largest holding during the period. Cubist, a biotechnology firm that focuses on acute care antibiotics, reported solid earnings but disappointing revenues, and the company issued a less-than-favorable outlook.

A Look Ahead

The stock market’s fluctuations in 2010 were driven more by the broad economic environment than by the fundamental prospects of individual stocks. This general view of the market as an asset class rather than a collection of individual companies can provide opportunities for active investment managers like us to take advantage of mispriced individual stocks. Over time, we expect the economic anxieties reflected in recent market movements to subside, allowing the unique characteristics of each stock to have the biggest impact on their performance.

The quantitative investment process used to manage NT Small Company is structured to be objective, disciplined, and systematic. This framework helps us eliminate biases, avoid decisions driven by emotion and short-term fads, and produce repeatable results. Our unique process, built upon proprietary models and methodologies, is designed to outperform over the long term.

6

Top Ten Holdings
% of net assets as of 12/31/10
Oil States International, Inc.	1.3%
Invacare Corp.	1.0%
Jo-Ann Stores, Inc.	1.0%
EMCOR Group, Inc.	1.0%
Cubist Pharmaceuticals, Inc.	0.9%
Arris Group, Inc.	0.9%
CSG Systems International, Inc.	0.9%
Cubic Corp.	0.9%
Cracker Barrel Old Country Store, Inc.	0.9%
Tetra Tech, Inc.	0.9%

Top Five Industries
% of net assets as of 12/31/10
Real Estate Investment Trusts (REITs)	6.5%
Commercial Banks	6.2%
Semiconductors & Semiconductor Equipment	5.9%
Health Care Equipment & Supplies	4.3%
Speciality Retail	4.3%

Types of Investments in Portfolio
% of net assets as of 12/31/10
Common Stocks and Futures	99.4%
Temporary Cash Investments	1.0%
Other Assets and Liabilities	(0.4)%

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 – 12/31/10	Annualized Expense Ratio*
Actual
Institutional Class	$1,000	$1,276.70	$3.96	0.69%
Hypothetical
Institutional Class	$1,000	$1,021.73	$3.52	0.69%

*
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

DECEMBER 31, 2010 (UNAUDITED)

	Shares	Value
Common Stocks — 99.0%
AEROSPACE & DEFENSE — 2.9%
AAR Corp.(1)	12,581	$ 345,600
American Science & Engineering, Inc.	1,997	170,204
Applied Signal Technology, Inc.	2,701	102,341
Astronics Corp.(1)	1,943	40,803
Ceradyne, Inc.(1)	5,792	182,622
Cubic Corp.	19,802	933,664
Curtiss-Wright Corp.	1,347	44,720
Ducommun, Inc.	3,468	75,533
Esterline Technologies Corp.(1)	7,574	519,501
GenCorp, Inc.(1)	3,255	16,828
Moog, Inc., Class A(1)	11,750	467,650
Orbital Sciences Corp.(1)	8,414	144,132
Teledyne Technologies, Inc.(1)	1,712	75,277
		3,118,875
AIR FREIGHT & LOGISTICS — 0.8%
Atlas Air Worldwide Holdings, Inc.(1)	5,053	282,109
Forward Air Corp.	1,269	36,014
Hub Group, Inc., Class A(1)	15,457	543,159
Park-Ohio Holdings Corp.(1)	502	10,497
		871,779
AIRLINES — 0.5%
Allegiant Travel Co.	5,793	285,247
Hawaiian Holdings, Inc.(1)	25,646	201,065
Republic Airways Holdings, Inc.(1)	858	6,280
		492,592
AUTO COMPONENTS — 0.9%
American Axle & Manufacturing Holdings, Inc.(1)	19,060	245,111
Cooper Tire & Rubber Co.	26,084	615,061
Spartan Motors, Inc.	12,101	73,695
Standard Motor Products, Inc.	1,073	14,700
		948,567
BIOTECHNOLOGY — 1.8%
Cubist Pharmaceuticals, Inc.(1)	45,290	969,206
Emergent Biosolutions, Inc.(1)	804	18,862
Incyte Corp. Ltd.(1)	10,967	181,614
Infinity Pharmaceuticals, Inc.(1)	1,107	6,565
Martek Biosciences Corp.(1)	12,855	402,361
Nabi Biopharmaceuticals(1)	2,070	11,985
Neurocrine Biosciences, Inc.(1)	2,773	21,186
OncoGenex Pharmaceutical, Inc.(1)	2,504	42,042
PDL BioPharma, Inc.	20,036	124,824
QLT, Inc.(1)	1,131	8,290
SciClone Pharmaceuticals, Inc.(1)	3,198	13,368
Targacept, Inc.(1)	765	20,272
Vanda Pharmaceuticals, Inc.(1)	8,236	77,913
		1,898,488
BUILDING PRODUCTS — 1.2%
Apogee Enterprises, Inc.	22,130	298,091
Gibraltar Industries, Inc.(1)	19,413	263,434
Quanex Building Products Corp.	23,093	438,074
Simpson Manufacturing Co., Inc.	11,282	348,727
		1,348,326
CAPITAL MARKETS — 1.9%
BGC Partners, Inc., Class A	31,980	265,754
Calamos Asset Management, Inc., Class A	42,978	601,692
Evercore Partners, Inc., Class A	980	33,320
Gladstone Capital Corp.	1,310	15,091
Hercules Technology Growth Capital, Inc.	1,846	19,125
International Assets Holding Corp.(1)	640	15,104
Investment Technology Group, Inc.(1)	26,287	430,318
optionsXpress Holdings, Inc.	38,492	603,170
Pzena Investment Management, Inc., Class A	653	4,799
TradeStation Group, Inc.(1)	1,674	11,299
		1,999,672
CHEMICALS — 2.0%
Ferro Corp.(1)	6,291	92,100
Innophos Holdings, Inc.	14,118	509,378
Innospec, Inc.(1)	12,311	251,144
KMG Chemicals, Inc.	4,740	78,542
Koppers Holdings, Inc.	945	33,812
Minerals Technologies, Inc.	2,040	133,436
OM Group, Inc.(1)	13,461	518,383

10

Shares	Value
PolyOne Corp.(1)	13,342	$ 166,642
Senomyx, Inc.(1)	1,401	9,989
Stepan Co.	3,544	270,301
TPC Group, Inc.(1)	2,434	73,799
		2,137,526
COMMERCIAL BANKS — 6.2%
Bank of Hawaii Corp.	2,090	98,669
Bank of the Ozarks, Inc.	1,810	78,464
Boston Private Financial Holdings, Inc.	4,476	29,318
City Holding Co.	903	32,716
City National Corp.	3,779	231,879
Columbia Banking System, Inc.	7,383	155,486
Community Bank System, Inc.	14,833	411,912
CVB Financial Corp.	23,012	199,514
Enterprise Financial Services Corp.	1,023	10,701
First Financial Bankshares, Inc.	1,158	59,266
First Midwest Bancorp., Inc.	25,962	299,082
Glacier Bancorp., Inc.	2,561	38,697
Hancock Holding Co.	9,514	331,658
IBERIABANK Corp.	1,501	88,754
Independent Bank Corp.	3,479	94,107
MainSource Financial Group, Inc.	2,421	25,203
NBT Bancorp., Inc.	14,313	345,659
Old Second Bancorp., Inc.	2,476	3,986
PacWest Bancorp.	5,307	113,464
Prosperity Bancshares, Inc.	12,443	488,761
S&T Bancorp., Inc.	964	21,777
Signature Bank(1)	14,828	741,400
Sterling Bancorp.	3,921	41,053
Sterling Bancshares, Inc.	33,599	235,865
SVB Financial Group(1)	12,108	642,329
Tompkins Financial Corp.	4,394	172,069
Trustmark Corp.	7,848	194,944
UMB Financial Corp.	14,939	618,773
Umpqua Holdings Corp.	29,767	362,562
United Bankshares, Inc.	7,780	227,176
West Bancorp., Inc.	1,245	9,699
Westamerica Bancorp.	3,366	186,712
Western Alliance Bancorp.(1)	5,666	41,702
		6,633,357
COMMERCIAL SERVICES & SUPPLIES — 2.1%
ABM Industries, Inc.	7,436	195,567
American Reprographics Co.(1)	11,042	83,809
APAC Customer Services, Inc.(1)	13,798	83,754
Consolidated Graphics, Inc.(1)	5,196	251,642
G&K Services, Inc., Class A	933	28,839
Interface, Inc., Class A	9,366	146,578
M&F Worldwide Corp.(1)	2,379	54,955
Team, Inc.(1)	784	18,973
Tetra Tech, Inc.(1)	36,726	920,353
Unifirst Corp.	7,845	431,867
US Ecology, Inc.	836	14,530
Viad Corp.	2,059	52,443
		2,283,310
COMMUNICATIONS EQUIPMENT — 3.0%
Anaren, Inc.(1)	869	18,119
Arris Group, Inc.(1)	84,869	952,230
AudioCodes Ltd.(1)	1,044	6,149
Comtech Telecommunications Corp.	16,960	470,301
DG FastChannel, Inc.(1)	9,948	287,298
Harmonic, Inc.(1)	9,349	80,121
InterDigital, Inc.(1)	9,984	415,734
Oplink Communications, Inc.(1)	1,392	25,710
Opnext, Inc.(1)	8,026	14,126
PC-Tel, Inc.(1)	5,951	35,706
Sierra Wireless, Inc.(1)	35,473	529,257
Symmetricom, Inc.(1)	29,250	207,383
Tekelec(1)	12,175	145,004
		3,187,138
COMPUTERS & PERIPHERALS — 1.5%
Novatel Wireless, Inc.(1)	49,241	470,252
Rimage Corp.(1)	264	3,936
STEC, Inc.(1)	16,722	295,143
Synaptics, Inc.(1)	28,539	838,476
		1,607,807
CONSTRUCTION & ENGINEERING — 1.9%
Dycom Industries, Inc.(1)	28,025	413,369
EMCOR Group, Inc.(1)	37,211	1,078,375
Great Lakes Dredge & Dock Corp.	4,576	33,725
Insituform Technologies, Inc., Class A(1)	13,563	359,555
MasTec, Inc.(1)	1,850	26,991
Michael Baker Corp.(1)	3,487	108,446
		2,020,461

11

Shares	Value
CONSUMER FINANCE — 1.3%
Advance America Cash Advance Centers, Inc.	45,501	$ 256,626
Cash America International, Inc.	13,580	501,509
First Cash Financial Services, Inc.(1)	10,920	338,411
QC Holdings, Inc.	1,977	7,394
World Acceptance Corp.(1)	5,735	302,808
		1,406,748
CONTAINERS & PACKAGING — 0.2%
Boise, Inc.	23,170	183,738
DISTRIBUTORS — 0.2%
Core-Mark Holding Co., Inc.(1)	5,893	209,732
Weyco Group, Inc.	335	8,204
		217,936
DIVERSIFIED CONSUMER SERVICES — 1.7%
Capella Education Co.(1)	7,521	500,748
Coinstar, Inc.(1)	11,563	652,616
Corinthian Colleges, Inc.(1)	1,480	7,711
CPI Corp.	3,038	68,507
Lincoln Educational Services Corp.	5,594	86,763
Mac-Gray Corp.	1,265	18,912
Pre-Paid Legal Services, Inc.(1)	5,052	304,383
Universal Technical Institute, Inc.	8,023	176,666
		1,816,306
DIVERSIFIED FINANCIAL SERVICES(2)
Asta Funding, Inc.	947	7,671
Interactive Brokers Group, Inc., Class A	2,056	36,638
		44,309
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.4%
IDT Corp., Class B	12,464	319,702
Neutral Tandem, Inc.(1)	6,037	87,174
		406,876
ELECTRIC UTILITIES — 0.8%
Central Vermont Public Service Corp.	7,223	157,895
UIL Holdings Corp.	3,258	97,610
UniSource Energy Corp.	16,718	599,173
		854,678
ELECTRICAL EQUIPMENT — 0.6%
AZZ, Inc.	5,229	209,212
General Cable Corp.(1)	328	11,510
II-VI, Inc.(1)	323	14,974
Powell Industries, Inc.(1)	13,316	437,830
Ultralife Corp.(1)	2,338	15,454
		688,980
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 3.1%
Anixter International, Inc.	1,827	109,127
Benchmark Electronics, Inc.(1)	20,661	375,204
Celestica, Inc.(1)	19,957	193,583
CTS Corp.	12,518	138,449
Electro Scientific Industries, Inc.(1)	5,920	94,898
Gerber Scientific, Inc.(1)	10,127	79,699
Insight Enterprises, Inc.(1)	29,072	382,588
Littelfuse, Inc.	3,625	170,592
LoJack Corp.(1)	5,507	35,575
Methode Electronics, Inc.	56,658	734,854
Multi-Fineline Electronix, Inc.(1)	485	12,848
Newport Corp.(1)	14,796	257,007
Power-One, Inc.(1)	22,820	232,764
Pulse Electronics Corp.	29,923	159,190
Radisys Corp.(1)	16,637	148,069
Vishay Intertechnology, Inc.(1)	16,896	248,033
		3,372,480
ENERGY EQUIPMENT & SERVICES — 2.8%
Cal Dive International, Inc.(1)	11,779	66,787
Dril-Quip, Inc.(1)	2,698	209,688
ENGlobal Corp.(1)	5,990	22,283
ION Geophysical Corp.(1)	11,839	100,395
Matrix Service Co.(1)	11,241	136,915
Oil States International, Inc.(1)	21,321	1,366,463
OYO Geospace Corp.(1)	599	59,367
SEACOR Holdings, Inc.	5,667	572,877
Tetra Technologies, Inc.(1)	37,051	439,795
TGC Industries, Inc.(1)	5,606	21,303
		2,995,873
FOOD & STAPLES RETAILING — 0.4%
Andersons, Inc. (The)	4,492	163,284
Nash Finch Co.	5,852	248,768
Ruddick Corp.	1,221	44,982
		457,034
FOOD PRODUCTS — 1.1%
B&G Foods, Inc.	4,929	67,675
Cal-Maine Foods, Inc.	4,239	133,867
Dole Food Co., Inc.(1)	6,913	93,395
J&J Snack Foods Corp.	8,295	400,151

12

Shares	Value
Overhill Farms, Inc.(1)	34,072	$ 196,936
Sanderson Farms, Inc.	4,478	175,314
TreeHouse Foods, Inc.(1)	2,543	129,922
		1,197,260
GAS UTILITIES — 1.9%
Laclede Group, Inc. (The)	13,084	478,089
New Jersey Resources Corp.	10,512	453,172
Northwest Natural Gas Co.	90	4,182
Piedmont Natural Gas Co., Inc.	2,990	83,601
South Jersey Industries, Inc.	6,532	345,020
Southwest Gas Corp.	17,395	637,875
		2,001,939
HEALTH CARE EQUIPMENT & SUPPLIES — 4.3%
Align Technology, Inc.(1)	7,833	153,057
American Medical Systems Holdings, Inc.(1)	30,126	568,176
Analogic Corp.	989	48,966
Cantel Medical Corp.	1,820	42,588
Cooper Cos., Inc. (The)	15,079	849,551
Cyberonics, Inc.(1)	1,768	54,843
Greatbatch, Inc.(1)	10,481	253,116
Haemonetics Corp.(1)	4,548	287,343
Integra LifeSciences Holdings Corp.(1)	13,099	619,583
Invacare Corp.	36,364	1,096,738
Kensey Nash Corp.(1)	20,175	561,470
Quidel Corp.(1)	5,125	74,056
Theragenics Corp.(1)	1,330	2,008
		4,611,495
HEALTH CARE PROVIDERS & SERVICES — 3.8%
Amedisys, Inc.(1)	13,320	446,220
AMERIGROUP Corp.(1)	1,257	55,207
AMN Healthcare Services, Inc.(1)	810	4,973
Amsurg Corp.(1)	5,276	110,532
Cross Country Healthcare, Inc.(1)	5,853	49,575
Five Star Quality Care, Inc.(1)	4,294	30,359
Gentiva Health Services, Inc.(1)	12,143	323,004
Healthspring, Inc.(1)	17,764	471,279
HMS Holdings Corp.(1)	6,746	436,938
LHC Group, Inc.(1)	14,713	441,390
Magellan Health Services, Inc.(1)	13,116	620,125
Molina Healthcare, Inc.(1)	9,046	251,931
NovaMed, Inc.(1)	1,851	21,342
PDI, Inc.(1)	635	6,693
PharMerica Corp.(1)	5,066	58,006
Providence Service Corp. (The)(1)	3,682	59,170
PSS World Medical, Inc.(1)	25,456	575,306
Triple-S Management Corp., Class B(1)	9,029	172,273
		4,134,323
HEALTH CARE TECHNOLOGY — 0.5%
Medidata Solutions, Inc.(1)	13,792	329,353
Omnicell, Inc.(1)	2,884	41,674
Quality Systems, Inc.	2,844	198,568
		569,595
HOTELS, RESTAURANTS & LEISURE — 3.1%
AFC Enterprises, Inc.(1)	33,568	466,595
CEC Entertainment, Inc.(1)	21,298	827,002
Cracker Barrel Old Country Store, Inc.	16,845	922,601
Isle of Capri Casinos, Inc.(1)	4,887	49,945
Multimedia Games, Inc.(1)	5,411	30,194
O’Charleys, Inc.(1)	5,706	41,083
Peet’s Coffee & Tea, Inc.(1)	6,357	265,341
PF Chang’s China Bistro, Inc.	14,470	701,216
Ruby Tuesday, Inc.(1)	1,200	15,672
Ruth’s Hospitality Group, Inc.(1)	4,851	22,460
Texas Roadhouse, Inc.(1)	836	14,354
		3,356,463
HOUSEHOLD DURABLES — 0.8%
American Greetings Corp., Class A	4,454	98,701
Blyth, Inc.	2,882	99,371
Brookfield Homes Corp.(1)	1,557	14,636
Furniture Brands International, Inc.(1)	16,394	84,265
La-Z-Boy, Inc.(1)	19,133	172,580
Meritage Homes Corp.(1)	6,235	138,417
Standard Pacific Corp.(1)	35,622	163,861
Universal Electronics, Inc.(1)	1,780	50,498
		822,329
HOUSEHOLD PRODUCTS — 0.6%
Central Garden and Pet Co., Class A(1)	60,076	593,551
WD-40 Co.	895	36,050
		629,601
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.5%
GenOn Energy, Inc.(1)	136,258	519,143
INDUSTRIAL CONGLOMERATES — 0.1%
Standex International Corp.	2,203	65,892

13

Shares	Value
INSURANCE — 2.9%
Allied World Assurance Co. Holdings Ltd.	6,473	$ 384,755
American Financial Group, Inc.	21,821	704,600
American Safety Insurance Holdings Ltd.(1)	5,250	112,245
Aspen Insurance Holdings Ltd.	20,294	580,814
FBL Financial Group, Inc., Class A	2,429	69,640
First Mercury Financial Corp.	17,776	291,526
Flagstone Reinsurance Holdings SA	4,893	61,652
Hallmark Financial Services(1)	6,115	55,647
Horace Mann Educators Corp.	15,468	279,043
Maiden Holdings Ltd.	14,902	117,130
Meadowbrook Insurance Group, Inc.	11,089	113,662
Montpelier Re Holdings Ltd.	1,035	20,638
National Financial Partners Corp.(1)	4,441	59,509
Navigators Group, Inc. (The)(1)	3,564	179,447
Platinum Underwriters Holdings Ltd.	1,000	44,970
Selective Insurance Group, Inc.	1,320	23,958
United Fire & Casualty Co.	1,033	23,057
Universal Insurance Holdings, Inc.	12,061	58,737
		3,181,030
INTERNET & CATALOG RETAIL — 0.3%
NutriSystem, Inc.	8,559	179,996
Shutterfly, Inc.(1)	4,059	142,186
		322,182
INTERNET SOFTWARE & SERVICES — 1.5%
Ancestry.com, Inc.(1)	4,214	119,340
Dice Holdings, Inc.(1)	1,560	22,386
EarthLink, Inc.	75,311	647,675
j2 Global Communications, Inc.(1)	19,416	562,093
LogMeIn, Inc.(1)	191	8,469
United Online, Inc.	37,493	247,454
		1,607,417
IT SERVICES — 2.5%
Acxiom Corp.(1)	38,143	654,152
CACI International, Inc., Class A(1)	2,126	113,528
Cardtronics, Inc.(1)	3,005	53,189
CIBER, Inc.(1)	35,035	163,964
Convergys Corp.(1)	5,734	75,517
CSG Systems International, Inc.(1)	49,596	939,348
MAXIMUS, Inc.	597	39,151
PRGX Global, Inc.(1)	2,390	15,129
TeleTech Holdings, Inc.(1)	20,855	429,404
VeriFone Systems, Inc.(1)	5,180	199,741
		2,683,123
LEISURE EQUIPMENT & PRODUCTS — 1.4%
Arctic Cat, Inc.(1)	10,230	149,767
Brunswick Corp.	14,817	277,671
JAKKS Pacific, Inc.(1)	16,680	303,910
Nautilus, Inc.(1)	8,921	15,879
Polaris Industries, Inc.	9,390	732,608
		1,479,835
LIFE SCIENCES TOOLS & SERVICES — 0.1%
Dionex Corp.(1)	102	12,037
PAREXEL International Corp.(1)	3,550	75,366
		87,403
MACHINERY — 3.8%
Alamo Group, Inc.	5,068	140,992
Altra Holdings, Inc.(1)	7,061	140,231
American Railcar Industries, Inc.(1)	1,297	28,703
Briggs & Stratton Corp.	10,228	201,389
Chart Industries, Inc.(1)	1,700	57,426
EnPro Industries, Inc.(1)	13,014	540,862
Kadant, Inc.(1)	3,820	90,037
Lindsay Corp.	1,471	87,421
Mueller Industries, Inc.	9,527	311,533
NACCO Industries, Inc., Class A	1,921	208,179
Sauer-Danfoss, Inc.(1)	2,818	79,608
Tennant Co.	7,604	292,070
Timken Co.	14,144	675,093
Toro Co. (The)	10,859	669,349
Twin Disc, Inc.	1,074	32,070
Watts Water Technologies, Inc., Class A	14,462	529,165
		4,084,128
MARINE — 0.1%
Horizon Lines, Inc., Class A	14,697	64,226
MEDIA — 0.2%
Arbitron, Inc.	821	34,088
Journal Communications, Inc., Class A(1)	11,059	55,848

14

Shares	Value
LodgeNet Interactive Corp.(1)	8,229	$ 34,973
MDC Partners, Inc., Class A	975	16,838
Scholastic Corp.	2,849	84,160
		225,907
METALS & MINING — 0.6%
Golden Star Resources Ltd. New York Shares(1)	51,355	235,720
Hecla Mining Co.(1)	27,120	305,371
Noranda Aluminum Holding Corp.(1)	8,305	121,253
		662,344
MULTILINE RETAIL — 0.7%
Dillard’s, Inc., Class A	3,898	147,890
Dollar Tree, Inc.(1)	5,664	317,637
Fred’s, Inc., Class A	11,793	162,272
Tuesday Morning Corp.(1)	22,898	120,901
		748,700
MULTI-UTILITIES — 0.5%
Avista Corp.	16,248	365,905
CH Energy Group, Inc.	1,553	75,926
NorthWestern Corp.	5,108	147,264
		589,095
OIL, GAS & CONSUMABLE FUELS — 2.8%
Callon Petroleum Co.(1)	5,162	30,559
Cloud Peak Energy, Inc.(1)	9,127	212,020
CVR Energy, Inc.(1)	1,761	26,732
DHT Holdings, Inc.	18,721	87,053
Energy Partners Ltd.(1)	1,549	23,018
Panhandle Oil and Gas, Inc., Class A	336	9,213
Penn Virginia Corp.	11,431	192,269
Petroleum Development Corp.(1)	5,883	248,322
SM Energy Co.	5,461	321,817
Stone Energy Corp.(1)	41,028	914,514
Swift Energy Co.(1)	10,452	409,196
W&T Offshore, Inc.	14,691	262,528
World Fuel Services Corp.	9,299	336,252
		3,073,493
PAPER & FOREST PRODUCTS — 1.3%
Buckeye Technologies, Inc.	9,879	207,558
Clearwater Paper Corp.(1)	7,690	602,127
KapStone Paper and Packaging Corp.(1)	31,902	488,101
Neenah Paper, Inc.	7,337	144,392
		1,442,178
PERSONAL PRODUCTS — 0.1%
China Sky One Medical, Inc.(1)	4,368	$ 30,445
USANA Health Sciences, Inc.(1)	2,761	119,965
		150,410
PHARMACEUTICALS — 2.1%
Endo Pharmaceuticals Holdings, Inc.(1)	17,820	636,352
Jazz Pharmaceuticals, Inc.(1)	4,245	83,541
Medicines Co. (The)(1)	2,085	29,461
Medicis Pharmaceutical Corp., Class A	17,490	468,557
Par Pharmaceutical Cos., Inc.(1)	319	12,285
Questcor Pharmaceuticals, Inc.(1)	5,332	78,540
Santarus, Inc.(1)	52,969	173,209
ViroPharma, Inc.(1)	46,702	808,879
		2,290,824
PROFESSIONAL SERVICES — 0.5%
Administaff, Inc.	6,250	183,125
Dolan Co. (The)(1)	6,345	88,322
Exponent, Inc.(1)	1,590	59,673
GP Strategies Corp.(1)	2,261	23,153
Heidrick & Struggles International, Inc.	2,380	68,187
ICF International, Inc.(1)	706	18,158
On Assignment, Inc.(1)	4,136	33,708
TrueBlue, Inc.(1)	3,156	56,777
		531,103
REAL ESTATE INVESTMENT TRUSTS (REITs) — 6.5%
Agree Realty Corp.	1,052	27,552
Ashford Hospitality Trust, Inc.(1)	1,059	10,219
BioMed Realty Trust, Inc.	1,138	21,224
CBL & Associates Properties, Inc.	610	10,675
Chesapeake Lodging Trust	1,165	21,914
Colonial Properties Trust	24,007	433,326
EastGroup Properties, Inc.	243	10,284
Entertainment Properties Trust	1,366	63,178
Equity LifeStyle Properties, Inc.	13,401	749,518
Extra Space Storage, Inc.	14,036	244,226
Getty Realty Corp.	1,312	41,039
Gramercy Capital Corp.(1)	9,640	22,268
Home Properties, Inc.	10,723	595,019

15

Shares	Value
Inland Real Estate Corp.	1,483	$ 13,050
Kilroy Realty Corp.	14,167	516,670
LaSalle Hotel Properties	7,257	191,585
Lexington Realty Trust	31,463	250,131
LTC Properties, Inc.	335	9,407
Medical Properties Trust, Inc.	30,876	334,387
Mid-America Apartment Communities, Inc.	9,956	632,106
Mission West Properties, Inc.	4,822	32,259
National Health Investors, Inc.	1,299	58,481
National Retail Properties, Inc.	19,233	509,675
Pebblebrook Hotel Trust	7,921	160,955
Post Properties, Inc.	6,482	235,297
Potlatch Corp.	4,638	150,967
PS Business Parks, Inc.	11,113	619,216
Sovran Self Storage, Inc.	7,846	288,811
Tanger Factory Outlet Centers	12,209	624,979
UMH Properties, Inc.	3,118	31,804
Universal Health Realty Income Trust	3,800	138,814
		7,049,036
ROAD & RAIL — 0.1%
AMERCO, Inc.(1)	501	48,116
Heartland Express, Inc.	5,302	84,938
		133,054
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 5.9%
Applied Micro Circuits Corp.(1)	9,457	101,001
ASM International NV New York Shares(1)	9,604	336,332
Cabot Microelectronics Corp.(1)	11,654	483,058
Cypress Semiconductor Corp.(1)	37,078	688,909
DSP Group, Inc.(1)	6,655	54,172
Exar Corp.(1)	2,182	15,231
FEI Co.(1)	17,825	470,758
Integrated Device Technology, Inc.(1)	38,119	253,873
Lattice Semiconductor Corp.(1)	94,697	573,864
LTX-Credence Corp.(1)	11,333	83,864
Micrel, Inc.	23,943	311,020
MKS Instruments, Inc.(1)	18,517	453,481
RF Micro Devices, Inc.(1)	19,392	142,531
Rudolph Technologies, Inc.(1)	16,462	135,482
Sigma Designs, Inc.(1)	26,366	373,606
Skyworks Solutions, Inc.(1)	15,697	449,405
Standard Microsystems Corp.(1)	27,020	778,987
Tessera Technologies, Inc.(1)	22,809	505,219
Veeco Instruments, Inc.(1)	4,000	171,840
		6,382,633
SOFTWARE — 2.9%
ACI Worldwide, Inc.(1)	341	9,163
Blackbaud, Inc.	3,210	83,139
Epicor Software Corp.(1)	5,986	60,459
EPIQ Systems, Inc.	1,850	25,400
Magma Design Automation, Inc.(1)	13,822	69,248
Manhattan Associates, Inc.(1)	12,365	377,627
Net 1 UEPS Technologies, Inc.(1)	4,073	49,935
NetScout Systems, Inc.(1)	11,682	268,803
Opnet Technologies, Inc.	4,728	126,569
Progress Software Corp.(1)	17,110	724,095
QAD, Inc., Class A(1)	1,360	12,376
QAD, Inc., Class B(1)	340	3,380
Radiant Systems, Inc.(1)	4,324	84,621
Rosetta Stone, Inc.(1)	20,228	429,238
TIBCO Software, Inc.(1)	31,768	626,147
Websense, Inc.(1)	7,746	156,856
		3,107,056
SPECIALTY RETAIL — 4.3%
Books-A-Million, Inc.	2,166	12,563
Cato Corp. (The), Class A	11,820	323,986
Children’s Place Retail Stores, Inc. (The)(1)	12,863	638,519
Christopher & Banks Corp.	2,584	15,892
Finish Line, Inc. (The), Class A	24,438	420,089
Genesco, Inc.(1)	15,774	591,367
Jo-Ann Stores, Inc.(1)	18,095	1,089,681
MarineMax, Inc.(1)	7,498	70,106
Monro Muffler Brake, Inc.	456	15,773
OfficeMax, Inc.(1)	14,737	260,845
Pier 1 Imports, Inc.(1)	24,378	255,969
Rent-A-Center, Inc.	16,100	519,708
Sonic Automotive, Inc., Class A	16,578	219,493
Stage Stores, Inc.	6,578	114,063
Ulta Salon Cosmetics & Fragrance, Inc.(1)	1,244	42,296
		4,590,350

16

Shares	Value
TEXTILES, APPAREL & LUXURY GOODS — 1.7%
Carter’s, Inc.(1)	8,187	$ 241,598
Lacrosse Footwear, Inc.	583	9,561
Liz Claiborne, Inc.(1)	25,456	182,265
Oxford Industries, Inc.	9,308	238,378
Perry Ellis International, Inc.(1)	16,538	454,299
Quiksilver, Inc.(1)	33,341	169,039
RG Barry Corp.	480	5,338
Wolverine World Wide, Inc.	16,731	533,384
		1,833,862
THRIFTS & MORTGAGE FINANCE — 0.6%
Brookline Bancorp., Inc.	2,683	29,110
Charter Financial Corp.	1,540	13,706
Provident Financial Services, Inc.	16,943	256,348
TrustCo Bank Corp. NY	50,841	322,332
		621,496
TRADING COMPANIES & DISTRIBUTORS — 0.3%
Applied Industrial Technologies, Inc.	9,531	309,567
DXP Enterprises, Inc.(1)	901	21,624
Kaman Corp.	1,786	51,919
		383,110
WIRELESS TELECOMMUNICATION SERVICES — 0.4%
USA Mobility, Inc.	23,443	416,582
TOTAL COMMON STOCKS(Cost $80,821,826)		106,641,473
Temporary Cash Investments — 1.0%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	81,225	$ 81,225
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 2.25%, 1/31/15, valued at $948,882), in a joint trading account at 0.12%, dated 12/31/10, due 1/3/11 (Delivery value $930,009)		930,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,011,225)		1,011,225
Temporary Cash Investments — Segregated For Futures Contracts — 0.4%
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 2.25%, 1/31/15, valued at $479,542), in a joint trading account at 0.12%, dated 12/31/10, due 1/3/11 (Delivery value $470,005) (Cost $470,000)		470,000
TOTAL INVESTMENT SECURITIES — 100.4% (Cost $82,303,051)		108,122,698
OTHER ASSETS AND LIABILITIES — (0.4)%		(393,935)
TOTAL NET ASSETS — 100.0%		$107,728,763

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
6	Russell 2000 E-Mini Futures	March 2011	$469,380	$(4,689)

Notes to Schedule of Investments

(1)	Non-income producing.

(2)	Industry is less than 0.05% of total net assets.

See Notes to Financial Statements.

17

Statement of Assets and Liabilities

DECEMBER 31, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $82,303,051)	$108,122,698
Deposit with broker for futures contracts	27,000
Receivable for investments sold	4,458,873
Receivable for capital shares sold	58,224
Dividends and interest receivable	64,022
112,730,817

Liabilities
Payable for investments purchased	4,818,473
Payable for variation margin on futures contracts	3,060
Payable for capital shares redeemed	119,108
Accrued management fees	61,413
5,002,054

Net Assets	$107,728,763

Institutional Class Capital Shares, $0.01 Par Value
Shares authorized	100,000,000
Shares outstanding	12,547,095

Net Asset Value Per Share	$8.59

Net Assets Consist of:
Capital (par value and paid-in surplus)	$86,294,919
Accumulated net investment loss	(65,297)
Accumulated net realized loss	(4,315,817)
Net unrealized appreciation	25,814,958
$107,728,763

See Notes to Financial Statements.

18

Statement of Operations

FOR THE SIX MONTHS ENDED DECEMBER 31, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $160)	$732,874
Interest	764
733,638

Expenses:
Management fees	333,146
Directors’ fees and expenses	881
Other expenses	758
334,785

Net investment income (loss)	398,853

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	4,278,154
Futures contract transactions	105,864
4,384,018

Change in net unrealized appreciation (depreciation) on:
Investments	19,220,421
Futures contracts	(4,689)
19,215,732

Net realized and unrealized gain (loss)	23,599,750

Net Increase (Decrease) in Net Assets Resulting from Operations	$23,998,603

See Notes to Financial Statements.

19

Statement of Changes in Net Assets

SIX MONTHS ENDED DECEMBER 31, 2010 (UNAUDITED) AND YEAR ENDED JUNE 30, 2010
Increase (Decrease) in Net Assets	December 31, 2010	June 30, 2010
Operations
Net investment income (loss)	$398,853	$228,602
Net realized gain (loss)	4,384,018	7,120,319
Change in net unrealized appreciation (depreciation)	19,215,732	4,418,683
Net increase (decrease) in net assets resulting from operations	23,998,603	11,767,604

Distributions to Shareholders
From net investment income	(494,062)	(303,365)

Capital Share Transactions
Proceeds from shares sold	14,711,271	23,323,122
Proceeds from reinvestment of distributions	494,062	9,999
Payments for shares redeemed	(7,414,003)	(5,405,153)
Net increase (decrease) in net assets from capital share transactions	7,791,330	17,927,968

Net increase (decrease) in net assets	31,295,871	29,392,207

Net Assets
Beginning of period	76,432,892	47,040,685
End of period	$107,728,763	$76,432,892

Accumulated undistributed net investment income (loss)	$(65,297)	$29,912

Transactions in Shares of the Fund
Sold	2,123,166	3,569,218
Issued in reinvestment of distributions	59,864	1,370
Redeemed	(937,655)	(824,413)
Net increase (decrease) in shares of the fund	1,245,375	2,746,175

See Notes to Financial Statements.

20

Notes to Financial Statements

DECEMBER 31, 2010 (UNAUDITED)

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. NT Small Company Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in stocks of smaller-capitalization U.S. companies. The fund is not permitted to invest in any securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

21

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the fund remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

22

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.5380% to 0.7200%. The rates for the Complex Fee range from 0.0500% to 0.1100%. The effective annual management fee for the six months ended December 31, 2010 was 0.69%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC. The fund is wholly owned, in aggregate, by various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP). ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended December 31, 2010, were $46,256,118 and $39,181,916, respectively.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

23

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$106,641,473	—	—
Temporary Cash Investments	81,225	$1,400,000	—
Total Value of Investment Securities	$106,722,698	$1,400,000	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Futures Contracts	$(4,689)	—	—

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

The value of equity price risk derivative instruments as of December 31, 2010, is disclosed on the Statement of Assets and Liabilities as a liability of $3,060 in payable for variation margin on futures contracts. For the six months ended December 31, 2010, the effect of equity price risk derivative instruments on the Statement of Operations was $105,864 in net realized gain (loss) on futures contract transactions and $(4,689) in change in net unrealized appreciation (depreciation) on futures contracts.

7. Risk Factors

The fund concentrates its investments in stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

24

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$85,008,578
Gross tax appreciation of investments	$23,556,316
Gross tax depreciation of investments	(442,196)
Net tax appreciation (depreciation) of investments	$23,114,120

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

As of June 30, 2010, the fund had accumulated capital losses of $(5,961,409), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers expire as follows:

2014	2015	2016	2017	2018
$(652,509)	—	$(396,625)	$(3,161,459)	$(1,750,816)

25

Financial Highlights

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(1)		2010	2009	2008	2007(2)		2006(3)
Per-Share Data
Net Asset Value, Beginning of Period	$6.76		$5.50	$8.60	$10.65	$9.80		$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.03	(4)	0.02 (4)	0.03 (4)	0.03	0.02		0.02
Net Realized and Unrealized Gain (Loss)	1.84		1.27	(3.11)	(2.05)	0.84		(0.20)
Total From Investment Operations	1.87		1.29	(3.08)	(2.02)	0.86		(0.18)
Distributions
From Net Investment Income	(0.04)		(0.03)	(0.02)	(0.03)	(0.01)		(0.02)
Net Asset Value, End of Period	$8.59		$6.76	$5.50	$8.60	$10.65		$9.80

Total Return(5)	27.67%		23.50%	(35.83)%	(18.98)%	8.77%		(1.78)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.69	%(6)	0.69%	0.70%	0.67%	0.67	%(6)	0.67	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.82	%(6)	0.34%	0.56%	0.29%	0.40	%(6)	0.39	%(6)
Portfolio Turnover Rate	42%		78%	110%	143%	73%		82%
Net Assets, End of Period (in thousands)	$107,729		$76,433	$47,041	$28,178	$23,794		$18,216

(1)	Six months ended December 31, 2010 (unaudited).

(2)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(3)	May 12, 2006 (fund inception) through December 31, 2006.

(4)	Computed using average shares outstanding throughout the period.

(5)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(6)	Annualized.

See Notes to Financial Statements.

26

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor
©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SAN-70496   1102

SEMIANNUAL REPORT                      DECEMBER 31, 2010

Small Company Fund

President’s Letter	2
Market Perspective	3
U.S. Stock Index Returns	3

Performance	4
Portfolio Commentary	6
Top Ten Holdings	8
Top Five Industries	8
Types of Investments in Portfolio	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	19
Statement of Operations	20
Statement of Changes in Net Assets	21
Notes to Financial Statements	22
Financial Highlights	28

Other Information

Additional Information	33

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

   Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended December 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

   By Scott Wittman, Chief Investment Officer, Quantitative Equity and Asset Allocation

Strong Returns for Stocks

After declining modestly overall in the first six months of 2010, the U.S. stock market rebounded sharply during the final half of the year. The broad equity indices enjoyed their best six-month period of performance in more than a year and the third-best six-month return in the past decade.

The equity market was volatile early in the period, advancing in July and falling in August as signs of a slowdown in the pace of economic activity, combined with persistent sovereign debt problems in Europe, led to concerns about a potential “double-dip” recession (a return to recession after a brief period of recovery). The uncertain outlook contributed to wide day-to-day market fluctuations as investors reacted to inconsistent economic data.

However, investor sentiment changed in September, when the market generated its best month of performance since April 2009, sparking a substantial rally that extended through the end of the year. Many segments of the economy began to show evidence of improvement, erasing concerns about a relapse into recession. In addition, another round of quantitative easing measures by the Federal Reserve and an 11th-hour extension of federal tax breaks scheduled to expire at the end of 2010 bolstered investor confidence that economic growth would continue to accelerate in 2011.

Smaller Stocks and Growth Shares Outperformed

For the six-month period, the broad U.S. equity indices gained approximately 25% overall. As the table below indicates, smaller was better—small- and mid-cap stocks led the market’s advance, with small-company stocks gaining nearly 30%. Meanwhile, growth-oriented shares solidly outpaced value issues across all market capitalizations during the period, reflecting the improving prospects for economic growth.

Every sector of the market posted double-digit gains for the six months. The most economically sensitive sectors of the market—including materials, energy, industrials, and consumer discretionary—delivered the best returns. In particular, the materials sector gained 40% thanks to a surge in commodity prices. The laggards were the more defensive segments of the market, such as health care, utilities, and consumer staples.

U.S. Stock Index Returns
For the six months ended December 31, 2010*
Russell 1000 Index (Large-Cap)	24.03%	Russell 2000 Index (Small-Cap)	29.38%
Russell 1000 Growth Index	26.37%	Russell 2000 Growth Index	32.14%
Russell 1000 Value Index	21.74%	Russell 2000 Value Index	26.58%
Russell Midcap Index	28.12%
Russell Midcap Growth Index	30.71%
Russell Midcap Value Index	25.86%

*	Total returns for periods less than one year are not annualized.

3

Performance

Total Returns as of December 31, 2010
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ASQIX	27.28%	27.07%	-1.07%	7.15%	7.28%	7/31/98
S&P SmallCap 600 Index	—	27.43%	26.31%	4.64%	7.66%	8.16%	—
Institutional Class	ASCQX	27.36%	27.36%	-0.83%	7.38%	8.72%	10/1/99
A Class(2) No sales charge* With sales charge*	ASQAX	27.11% 19.78%	26.90% 19.60%	-1.29% -2.45%	6.91% 6.28%	6.11% 5.49%	9/7/00
C Class No sales charge* With sales charge*	ASQCX	26.59% 25.59%	— —	— —	— —	21.25%(1) 20.25%(1)	3/1/10
R Class	ASCRX	26.96%	26.32%	-1.55%	—	5.60%	8/29/03

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.

(2)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2000

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.90%	0.70%	1.15%	1.90%	1.40%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Brian Garbe and Tal Sansani

Performance Summary

Small Company returned 27.28%* for the six months ended December 31, 2010, compared with the 27.43% return of its benchmark, the S&P SmallCap 600 Index.

Small Company’s return of more than 25% for the last half of 2010 reflected the sharp rally in the broad U.S. equity market and the even stronger returns for small-company stocks. The fund’s performance was right in line with the return of the S&P SmallCap 600 Index for the six months.

Economically Sensitive Sectors Drove Absolute Results

Every sector in the portfolio advanced for the six months, but the most economically sensitive sectors contributed the most to Small Company’s absolute performance. These included the information technology, industrials, and consumer discretionary sectors, which together comprised approximately half of the portfolio during the period. Small Company’s holdings in the materials and energy sectors also contributed meaningfully to absolute performance as expectations of improving economic conditions on a global scale provided a lift to commodity prices.

On the downside, the only sector of the portfolio to post a single-digit gain for the six-month period was the more-defensive consumer staples sector. Negative returns for personal products companies and tobacco firms weighed on results in this sector. Utilities stocks, another defensive segment of the market, also lagged during the period.

Industrials Outperformed

Looking at relative performance, stock selection was most successful by far in the industrials sector of the portfolio. Machinery manufacturers and road and rail companies generated the bulk of the outperformance in this sector. The top relative performance contributors were also the top absolute contributors—Timken, a bearings manufacturer, and Hawk Corp., which makes braking systems and other friction-related products for aircraft and commercial vehicles. Timken reported healthy profit growth as demand improved in many of its end markets, while Hawk reported robust earnings and was subsequently acquired by industrial conglomerate Carlisle. Another strong contributor from the industrials sector was auto rental firm Dollar Thrifty Automotive Group, which agreed to be acquired by competitor Avis Budget Group after a lengthy bidding war with Hertz Global Holdings.

Stock selection also added value in the telecommunication services sector, which generated an outsized 65% return for the six-month period but comprised less than 1% of the portfolio. The leading contributor among telecom services stocks was IDT Corp., which returned to profitability after several years of losses.

*	All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

6

Other top contributors to relative performance included oil and gas producer Stone Energy, fabric store chain Jo-Ann Stores, and business software maker TIBCO Software. Stone Energy rallied as oil prices rose and production increased; Jo-Ann Stores was acquired by a private equity firm; and TIBCO advanced thanks to growing sales, rising profitability, and takeover speculation.

Consumer Staples and Technology Underperformed

The fund’s holdings in the consumer staples and information technology sectors underperformed their counterparts in the S&P SmallCap 600 Index for the six months. An overweight position in household products makers and stock selection among food producers had the biggest negative impact in the consumer staples sector. The most significant detractor in this sector was The Andersons, which grows and transports agricultural products. The company reported earnings below analyst expectations amid losses in its ethanol unit.

In the information technology sector, the underperformance was driven by stock choices among electronic equipment manufacturers and IT services providers. The biggest detractors in this sector were CSG Systems International, which provides outsourced billing services for the broadcasting industry, and Global Cash Access Holdings, which provides cash access products to the gaming industry. CSG increased its debt load substantially to pay for a major acquisition, while Global Cash Access reported disappointing earnings and announced the loss of a major casino client.

The portfolio’s largest individual detractor was for-profit education firm Corinthian Colleges, which was adversely affected by potential regulatory changes that could restrict the company’s educational offerings and lead to reduced enrollment. Another leading detractor was Cubist Pharmaceuticals, which was Small Company’s second-largest holding during the period. Cubist, a biotechnology firm that focuses on acute care antibiotics, reported solid earnings but disappointing revenues, and the company issued a less-than-favorable outlook.

A Look Ahead

The stock market’s fluctuations in 2010 were driven more by the broad economic environment than by the fundamental prospects of individual stocks. This general view of the market as an asset class rather than a collection of individual companies can provide opportunities for active investment managers like us to take advantage of mispriced individual stocks. Over time, we expect the economic anxieties reflected in recent market movements to subside, allowing the unique characteristics of each stock to have the biggest impact on their performance.

The quantitative investment process used to manage Small Company is structured to be objective, disciplined, and systematic. This framework helps us eliminate biases, avoid decisions driven by emotion and short-term fads, and produce repeatable results. Our unique process, built upon proprietary models and methodologies, is designed to outperform over the long term.

7

Top Ten Holdings
% of net assets as of 12/31/10
Oil States International, Inc.	1.2%
Invacare Corp.	1.0%
EMCOR Group, Inc.	1.0%
Jo-Ann Stores, Inc.	1.0%
Arris Group, Inc.	0.9%
Cubist Pharmaceuticals, Inc.	0.9%
Tetra Tech, Inc.	0.8%
Cubic Corp.	0.8%
CSG Systems International, Inc.	0.8%
Stone Energy Corp.	0.8%

Top Five Industries
% of net assets as of 12/31/10
Real Estate Investment Trusts (REITs)	6.5%
Commercial Banks	6.1%
Semiconductors & Semiconductor Equipment	5.9%
Speciality Retail	4.3%
Health Care Equipment & Supplies	4.2%

Types of Investments in Portfolio
% of net assets as of 12/31/10
Common Stocks and Futures	99.4%
Temporary Cash Investments	0.9%
Other Assets and Liabilities	(0.3)%

8

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 – 12/31/10	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,272.80	$5.16	0.90%
Institutional Class	$1,000	$1,273.60	$4.01	0.70%
A Class	$1,000	$1,271.10	$6.58	1.15%
C Class	$1,000	$1,265.90	$10.85	1.90%
R Class	$1,000	$1,269.60	$8.01	1.40%
Hypothetical
Investor Class	$1,000	$1,020.67	$4.58	0.90%
Institutional Class	$1,000	$1,021.68	$3.57	0.70%
A Class	$1,000	$1,019.41	$5.85	1.15%
C Class	$1,000	$1,015.63	$9.65	1.90%
R Class	$1,000	$1,018.15	$7.12	1.40%

*
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

DECEMBER 31, 2010 (UNAUDITED)

	Shares	Value
Common Stocks — 98.9%
AEROSPACE & DEFENSE — 2.9%
AAR Corp.(1)	35,757	$ 982,245
American Science & Engineering, Inc.	5,647	481,294
Applied Signal Technology, Inc.	7,256	274,930
Astronics Corp.(1)	4,479	94,059
Ceradyne, Inc.(1)	16,530	521,191
Cubic Corp.	53,090	2,503,193
Curtiss-Wright Corp.	3,736	124,035
Ducommun, Inc.	9,308	202,728
Esterline Technologies Corp.(1)	20,606	1,413,366
GenCorp, Inc.(1)	6,500	33,605
Moog, Inc., Class A(1)	32,346	1,287,371
Orbital Sciences Corp.(1)	23,745	406,752
Teledyne Technologies, Inc.(1)	4,926	216,596
		8,541,365
AIR FREIGHT & LOGISTICS — 0.8%
Atlas Air Worldwide Holdings, Inc.(1)	12,964	723,780
Forward Air Corp.	2,956	83,891
Hub Group, Inc., Class A(1)	43,118	1,515,167
Park-Ohio Holdings Corp.(1)	1,145	23,942
		2,346,780
AIRLINES — 0.5%
Allegiant Travel Co.	15,782	777,106
Hawaiian Holdings, Inc.(1)	70,844	555,417
Republic Airways Holdings, Inc.(1)	895	6,551
		1,339,074
AUTO COMPONENTS — 0.9%
American Axle & Manufacturing Holdings, Inc.(1)	54,672	703,082
Cooper Tire & Rubber Co.	68,518	1,615,655
Spartan Motors, Inc.	38,523	234,605
Standard Motor Products, Inc.	3,799	52,046
		2,605,388
BIOTECHNOLOGY — 1.7%
Cubist Pharmaceuticals, Inc.(1)	119,032	2,547,285
Emergent Biosolutions, Inc.(1)	3,199	75,049
Genomic Health, Inc.(1)	1,799	38,481
Incyte Corp. Ltd.(1)	30,841	510,727
Infinity Pharmaceuticals, Inc.(1)	3,121	18,507
Martek Biosciences Corp.(1)	32,651	1,021,976
Nabi Biopharmaceuticals(1)	5,130	29,703
Neurocrine Biosciences, Inc.(1)	7,548	57,667
OncoGenex Pharmaceutical, Inc.(1)	6,566	110,243
Osiris Therapeutics, Inc.(1)	1,816	14,147
PDL BioPharma, Inc.	61,869	385,444
QLT, Inc.(1)	2,138	15,671
SciClone Pharmaceuticals, Inc.(1)	8,739	36,529
Targacept, Inc.(1)	2,135	56,577
Vanda Pharmaceuticals, Inc.(1)	22,354	211,469
		5,129,475
BUILDING PRODUCTS — 1.2%
Apogee Enterprises, Inc.	57,822	778,862
Gibraltar Industries, Inc.(1)	54,141	734,693
Quanex Building Products Corp.	62,409	1,183,899
Simpson Manufacturing Co., Inc.	32,207	995,519
		3,692,973
CAPITAL MARKETS — 1.8%
BGC Partners, Inc., Class A	87,513	727,233
Calamos Asset Management, Inc., Class A	116,857	1,635,998
Evercore Partners, Inc., Class A	2,510	85,340
Gladstone Capital Corp.	3,551	40,908
Hercules Technology Growth Capital, Inc.	10,929	113,224
International Assets Holding Corp.(1)	1,643	38,775
Investment Technology Group, Inc.(1)	71,624	1,172,485
optionsXpress Holdings, Inc.	103,537	1,622,425
Pzena Investment Management, Inc., Class A	1,047	7,695
TradeStation Group, Inc.(1)	3,718	25,096
		5,469,179
CHEMICALS — 2.0%
Ferro Corp.(1)	17,723	259,465
Innophos Holdings, Inc.	39,366	1,420,325
Innospec, Inc.(1)	33,643	686,317
KMG Chemicals, Inc.	14,716	243,844
Koppers Holdings, Inc.	2,754	98,538
Minerals Technologies, Inc.	4,977	325,546
OM Group, Inc.(1)	37,879	1,458,720
PolyOne Corp.(1)	36,379	454,374
Senomyx, Inc.(1)	3,192	22,759
Stepan Co.	10,126	772,310
TPC Group, Inc.(1)	6,455	195,716
		5,937,914
COMMERCIAL BANKS — 6.1%
Bank of Hawaii Corp.	5,620	265,320
Bank of the Ozarks, Inc.	5,029	218,007
Boston Private Financial Holdings, Inc.	5,692	37,283

11

Shares	Value
City Holding Co.	1,262	$ 45,722
City National Corp.	10,155	623,111
Columbia Banking System, Inc.	21,190	446,261
Community Bank System, Inc.	41,503	1,152,538
CVB Financial Corp.	64,503	559,241
Enterprise Financial Services Corp.	3,347	35,010
First Financial Bankshares, Inc.	2,864	146,580
First Midwest Bancorp., Inc.	72,487	835,050
Glacier Bancorp., Inc.	6,758	102,113
Hancock Holding Co.	26,409	920,618
IBERIABANK Corp.	4,600	271,998
Independent Bank Corp.	10,126	273,908
MainSource Financial Group, Inc.	6,436	66,999
NBT Bancorp., Inc.	40,233	971,627
Old Second Bancorp., Inc.	8,396	13,518
PacWest Bancorp.	13,985	298,999
Prosperity Bancshares, Inc.	33,902	1,331,671
S&T Bancorp., Inc.	2,405	54,329
Signature Bank(1)	41,185	2,059,250
Sterling Bancorp.	14,215	148,831
Sterling Bancshares, Inc.	95,275	668,830
SVB Financial Group(1)	30,176	1,600,837
Tompkins Financial Corp.	12,443	487,268
Trustmark Corp.	21,226	527,254
UMB Financial Corp.	41,177	1,705,551
Umpqua Holdings Corp.	82,732	1,007,676
United Bankshares, Inc.	22,248	649,642
West Bancorp., Inc.	3,357	26,151
Westamerica Bancorp.	8,841	490,410
Western Alliance Bancorp.(1)	15,826	116,479
		18,158,082
COMMERCIAL SERVICES & SUPPLIES — 2.1%
ABM Industries, Inc.	21,029	553,063
American Reprographics Co.(1)	31,475	238,895
APAC Customer Services, Inc.(1)	37,242	226,059
Consolidated Graphics, Inc.(1)	14,754	714,536
G&K Services, Inc., Class A	1,866	57,678
Interface, Inc., Class A	27,304	427,308
M&F Worldwide Corp.(1)	6,838	157,958
Team, Inc.(1)	2,928	70,858
Tetra Tech, Inc.(1)	100,461	2,517,553
Unifirst Corp.	21,666	1,192,713
US Ecology, Inc.	1,638	28,468
Viad Corp.	6,068	154,552
		6,339,641
COMMUNICATIONS EQUIPMENT — 2.9%
Anaren, Inc.(1)	1,724	35,945
Arris Group, Inc.(1)	227,794	2,555,849
AudioCodes Ltd.(1)	2,556	15,055
Comtech Telecommunications Corp.	45,191	1,253,146
DG FastChannel, Inc.(1)	27,254	787,095
Harmonic, Inc.(1)	29,584	253,535
InterDigital, Inc.(1)	27,159	1,130,901
Oplink Communications, Inc.(1)	4,561	84,241
Opnext, Inc.(1)	4,393	7,732
PC-Tel, Inc.(1)	17,747	106,482
Sierra Wireless, Inc.(1)	98,777	1,473,753
Symmetricom, Inc.(1)	76,778	544,356
Tekelec(1)	31,492	375,070
		8,623,160
COMPUTERS & PERIPHERALS — 1.5%
Novatel Wireless, Inc.(1)	134,146	1,281,094
Rimage Corp.(1)	456	6,799
STEC, Inc.(1)	47,141	832,039
Synaptics, Inc.(1)	75,343	2,213,577
		4,333,509
CONSTRUCTION & ENGINEERING — 1.9%
Dycom Industries, Inc.(1)	74,247	1,095,143
EMCOR Group, Inc.(1)	100,990	2,926,690
Great Lakes Dredge & Dock Corp.	12,824	94,513
Insituform Technologies, Inc., Class A(1)	37,088	983,203
MasTec, Inc.(1)	6,950	101,400
Michael Baker Corp.(1)	9,887	307,486
		5,508,435
CONSUMER FINANCE — 1.3%
Advance America Cash Advance Centers, Inc.	124,191	700,437
Cash America International, Inc.	36,612	1,352,081
First Cash Financial Services, Inc.(1)	30,045	931,095
QC Holdings, Inc.	2,746	10,270
World Acceptance Corp.(1)	16,272	859,162
		3,853,045
CONTAINERS & PACKAGING — 0.2%
Boise, Inc.	64,253	509,526
DISTRIBUTORS — 0.2%
Core-Mark Holding Co., Inc.(1)	15,784	561,753
Weyco Group, Inc.	1,003	24,563
		586,316

12

Shares	Value
DIVERSIFIED CONSUMER SERVICES — 1.7%
Capella Education Co.(1)	20,647	$ 1,374,677
Coinstar, Inc.(1)	32,389	1,828,035
Corinthian Colleges, Inc.(1)	3,635	18,938
CPI Corp.	8,536	192,487
Lincoln Educational Services Corp.	16,538	256,504
Mac-Gray Corp.	3,689	55,151
Pre-Paid Legal Services, Inc.(1)	14,432	869,528
Universal Technical Institute, Inc.	22,481	495,032
		5,090,352
DIVERSIFIED FINANCIAL SERVICES(2)
Asta Funding, Inc.	1,453	11,769
Interactive Brokers Group, Inc., Class A	7,869	140,226
		151,995
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.4%
IDT Corp., Class B	34,468	884,104
Neutral Tandem, Inc.(1)	17,549	253,408
		1,137,512
ELECTRIC UTILITIES — 0.8%
Central Vermont Public Service Corp.	18,198	397,808
UIL Holdings Corp.	10,218	306,131
UniSource Energy Corp.	44,959	1,611,331
		2,315,270
ELECTRICAL EQUIPMENT — 0.7%
AZZ, Inc.	15,172	607,032
Generac Holdings, Inc.(1)	2,053	33,197
General Cable Corp.(1)	900	31,581
II-VI, Inc.(1)	1,470	68,149
Powell Industries, Inc.(1)	35,343	1,162,078
Ultralife Corp.(1)	4,712	31,146
		1,933,183
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 3.2%
Anixter International, Inc.	5,147	307,430
Benchmark Electronics, Inc.(1)	60,466	1,098,062
Celestica, Inc.(1)	55,718	540,465
CTS Corp.	36,548	404,221
Electro Scientific Industries, Inc.(1)	16,646	266,835
Gerber Scientific, Inc.(1)	28,641	225,405
Insight Enterprises, Inc.(1)	80,308	1,056,853
Littelfuse, Inc.	9,917	466,694
LoJack Corp.(1)	12,209	78,870
Methode Electronics, Inc.	154,158	1,999,429
Multi-Fineline Electronix, Inc.(1)	1,589	42,093
Newport Corp.(1)	40,967	711,597
Power-One, Inc.(1)	63,273	645,385
Pulse Electronics Corp.	78,192	415,981
Radisys Corp.(1)	45,152	401,853
Vishay Intertechnology, Inc.(1)	49,681	729,317
		9,390,490
ENERGY EQUIPMENT & SERVICES — 2.8%
Cal Dive International, Inc.(1)	30,880	175,090
Dril-Quip, Inc.(1)	7,844	609,636
ENGlobal Corp.(1)	23,985	89,224
ION Geophysical Corp.(1)	33,070	280,433
Matrix Service Co.(1)	34,516	420,405
Oil States International, Inc.(1)	57,130	3,661,462
OYO Geospace Corp.(1)	1,706	169,082
SEACOR Holdings, Inc.	15,410	1,557,797
Tetra Technologies, Inc.(1)	101,124	1,200,342
TGC Industries, Inc.(1)	10,047	38,178
		8,201,649
FOOD & STAPLES RETAILING — 0.4%
Andersons, Inc. (The)	10,921	396,978
Nash Finch Co.	16,584	704,986
Ruddick Corp.	5,745	211,646
		1,313,610
FOOD PRODUCTS — 1.1%
B&G Foods, Inc.	12,694	174,289
Cal-Maine Foods, Inc.	11,551	364,780
Dole Food Co., Inc.(1)	18,702	252,664
J&J Snack Foods Corp.	23,601	1,138,512
Overhill Farms, Inc.(1)	95,362	551,192
Sanderson Farms, Inc.	12,732	498,458
TreeHouse Foods, Inc.(1)	7,096	362,535
		3,342,430
GAS UTILITIES — 1.9%
Laclede Group, Inc. (The)	35,414	1,294,028
New Jersey Resources Corp.	30,535	1,316,364
Northwest Natural Gas Co.	2,485	115,478
Piedmont Natural Gas Co., Inc.	5,269	147,321
South Jersey Industries, Inc.	19,153	1,011,661
Southwest Gas Corp.	44,813	1,643,293
		5,528,145
HEALTH CARE EQUIPMENT & SUPPLIES — 4.2%
Align Technology, Inc.(1)	21,526	420,618
American Medical Systems Holdings, Inc.(1)	82,856	1,562,664
Analogic Corp.	3,005	148,778
Cantel Medical Corp.	5,638	131,929
Cooper Cos., Inc. (The)	40,734	2,294,954
Cyberonics, Inc.(1)	4,738	146,973

13

Shares	Value
Cynosure, Inc., Class A(1)	1,250	$ 12,787
Greatbatch, Inc.(1)	26,930	650,359
Haemonetics Corp.(1)	12,931	816,981
Integra LifeSciences Holdings Corp.(1)	35,555	1,681,751
Invacare Corp.	97,621	2,944,249
Kensey Nash Corp.(1)	55,040	1,531,763
Quidel Corp.(1)	15,935	230,261
Theragenics Corp.(1)	12,723	19,212
		12,593,279
HEALTH CARE PROVIDERS & SERVICES — 3.9%
Amedisys, Inc.(1)	36,478	1,222,013
AMERIGROUP Corp.(1)	3,397	149,196
AMN Healthcare Services, Inc.(1)	5,140	31,560
Amsurg Corp.(1)	14,305	299,690
Cross Country Healthcare, Inc.(1)	16,510	139,840
Five Star Quality Care, Inc.(1)	10,268	72,595
Gentiva Health Services, Inc.(1)	34,295	912,247
Healthspring, Inc.(1)	48,753	1,293,417
HMS Holdings Corp.(1)	19,923	1,290,413
LHC Group, Inc.(1)	41,725	1,251,750
Magellan Health Services, Inc.(1)	35,829	1,693,995
Molina Healthcare, Inc.(1)	26,581	740,281
NovaMed, Inc.(1)	4,899	56,485
PDI, Inc.(1)	477	5,027
PharMerica Corp.(1)	12,883	147,510
Providence Service Corp. (The)(1)	9,889	158,916
PSS World Medical, Inc.(1)	69,946	1,580,780
Team Health Holdings, Inc.(1)	1,302	20,233
Triple-S Management Corp., Class B(1)	25,308	482,877
		11,548,825
HEALTH CARE TECHNOLOGY — 0.6%
HealthStream, Inc.(1)	300	2,412
Medidata Solutions, Inc.(1)	38,329	915,296
Omnicell, Inc.(1)	7,775	112,349
Quality Systems, Inc.	8,672	605,479
		1,635,536
HOTELS, RESTAURANTS & LEISURE — 3.1%
AFC Enterprises, Inc.(1)	92,405	1,284,430
CEC Entertainment, Inc.(1)	57,304	2,225,114
Cracker Barrel Old Country Store, Inc.	44,755	2,451,231
Isle of Capri Casinos, Inc.(1)	15,129	154,618
Multimedia Games, Inc.(1)	13,971	77,958
O’Charleys, Inc.(1)	16,671	120,031
Peet’s Coffee & Tea, Inc.(1)	17,375	725,233
PF Chang’s China Bistro, Inc.	39,635	1,920,712
Ruby Tuesday, Inc.(1)	3,476	45,397
Ruth’s Hospitality Group, Inc.(1)	12,525	57,991
Texas Roadhouse, Inc.(1)	2,081	35,731
		9,098,446
HOUSEHOLD DURABLES — 0.8%
American Greetings Corp., Class A	12,147	269,177
Blyth, Inc.	7,930	273,426
Brookfield Homes Corp.(1)	3,884	36,510
Furniture Brands International, Inc.(1)	46,693	240,002
La-Z-Boy, Inc.(1)	50,375	454,382
Meritage Homes Corp.(1)	17,208	382,018
Standard Pacific Corp.(1)	96,721	444,917
Universal Electronics, Inc.(1)	5,070	143,836
		2,244,268
HOUSEHOLD PRODUCTS — 0.6%
Central Garden and Pet Co., Class A(1)	164,063	1,620,943
WD-40 Co.	2,104	84,749
		1,705,692
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.5%
GenOn Energy, Inc.(1)	381,503	1,453,526
INDUSTRIAL CONGLOMERATES — 0.1%
Seaboard Corp.	31	61,721
Standex International Corp.	6,269	187,506
		249,227
INSURANCE — 2.9%
Allied World Assurance Co. Holdings Ltd.	17,050	1,013,452
American Financial Group, Inc.	50,084	1,617,212
American Safety Insurance Holdings Ltd.(1)	14,520	310,438
Aspen Insurance Holdings Ltd.	56,460	1,615,885
FBL Financial Group, Inc., Class A	7,221	207,026
First Mercury Financial Corp.	49,319	808,832
Flagstone Reinsurance Holdings SA	13,354	168,260
Hallmark Financial Services(1)	16,112	146,619
Horace Mann Educators Corp.	43,893	791,830
Maiden Holdings Ltd.	45,998	361,544
Meadowbrook Insurance Group, Inc.	29,929	306,772
Montpelier Re Holdings Ltd.	6,704	133,678
National Financial Partners Corp.(1)	13,060	175,004

14

Shares	Value
Navigators Group, Inc. (The)(1)	10,816	$ 544,586
Platinum Underwriters Holdings Ltd.	2,468	110,986
Selective Insurance Group, Inc.	5,371	97,484
United Fire & Casualty Co.	2,625	58,590
Universal Insurance Holdings, Inc.	31,278	152,324
		8,620,522
INTERNET & CATALOG RETAIL — 0.3%
NutriSystem, Inc.	23,831	501,166
Shutterfly, Inc.(1)	10,970	384,279
		885,445
INTERNET SOFTWARE & SERVICES — 1.5%
Ancestry.com, Inc.(1)	12,766	361,533
Dice Holdings, Inc.(1)	3,399	48,776
EarthLink, Inc.	193,421	1,663,420
j2 Global Communications, Inc.(1)	54,967	1,591,295
LogMeIn, Inc.(1)	91	4,035
United Online, Inc.	100,223	661,472
		4,330,531
IT SERVICES — 2.5%
Acxiom Corp.(1)	102,053	1,750,209
CACI International, Inc., Class A(1)	5,728	305,875
Cardtronics, Inc.(1)	8,440	149,388
CIBER, Inc.(1)	94,752	443,439
Convergys Corp.(1)	20,564	270,828
CSG Systems International, Inc.(1)	131,522	2,491,027
Dynamics Research Corp.(1)	501	6,713
MAXIMUS, Inc.	2,757	180,804
PRGX Global, Inc.(1)	4,582	29,004
TeleTech Holdings, Inc.(1)	56,454	1,162,388
VeriFone Systems, Inc.(1)	13,582	523,722
		7,313,397
LEISURE EQUIPMENT & PRODUCTS — 1.3%
Arctic Cat, Inc.(1)	28,807	421,735
Brunswick Corp.	41,753	782,451
JAKKS Pacific, Inc.(1)	44,665	813,796
Nautilus, Inc.(1)	22,280	39,658
Polaris Industries, Inc.	24,733	1,929,669
		3,987,309
LIFE SCIENCES TOOLS & SERVICES — 0.1%
Dionex Corp.(1)	991	116,948
PAREXEL International Corp.(1)	10,549	223,955
		340,903
MACHINERY — 3.8%
Alamo Group, Inc.	13,903	386,781
Altra Holdings, Inc.(1)	20,222	401,609
American Railcar Industries, Inc.(1)	3,548	78,517
Briggs & Stratton Corp.	27,920	549,745
Chart Industries, Inc.(1)	4,799	162,110
EnPro Industries, Inc.(1)	36,632	1,522,426
Kadant, Inc.(1)	9,321	219,696
Lindsay Corp.	4,348	258,402
Mueller Industries, Inc.	27,022	883,619
NACCO Industries, Inc., Class A	5,343	579,021
Sauer-Danfoss, Inc.(1)	8,088	228,486
Tennant Co.	20,867	801,502
Timken Co.	35,327	1,686,158
Toro Co. (The)	30,823	1,899,930
Twin Disc, Inc.	2,819	84,175
Watts Water Technologies, Inc., Class A	39,826	1,457,233
		11,199,410
MARINE — 0.1%
Horizon Lines, Inc., Class A	41,139	179,777
MEDIA — 0.2%
Arbitron, Inc.	2,573	106,831
Journal Communications, Inc., Class A(1)	29,978	151,389
LodgeNet Interactive Corp.(1)	20,395	86,679
MDC Partners, Inc., Class A	4,208	72,672
Scholastic Corp.	7,426	219,364
		636,935
METALS & MINING — 0.6%
Golden Star Resources Ltd. New York Shares(1)	139,921	642,237
Hecla Mining Co.(1)	76,084	856,706
Noranda Aluminum Holding Corp.(1)	23,264	339,655
		1,838,598
MULTILINE RETAIL — 0.6%
Dillard’s, Inc., Class A	10,974	416,354
Dollar Tree, Inc.(1)	13,056	732,180
Fred’s, Inc., Class A	32,434	446,292
Tuesday Morning Corp.(1)	62,719	331,156
		1,925,982
MULTI-UTILITIES — 0.6%
Avista Corp.	42,711	961,852
CH Energy Group, Inc.	5,831	285,078
NorthWestern Corp.	16,474	474,945
		1,721,875

15

Shares	Value
OIL, GAS & CONSUMABLE FUELS — 2.8%
Callon Petroleum Co.(1)	13,299	$ 78,730
Cloud Peak Energy, Inc.(1)	25,582	594,270
CVR Energy, Inc.(1)	5,739	87,118
DHT Holdings, Inc.	52,896	245,966
Energy Partners Ltd.(1)	4,151	61,684
Panhandle Oil and Gas, Inc., Class A	864	23,691
Penn Virginia Corp.	31,492	529,695
Petroleum Development Corp.(1)	16,241	685,533
SM Energy Co.	15,465	911,352
Stone Energy Corp.(1)	111,084	2,476,062
Swift Energy Co.(1)	28,757	1,125,837
W&T Offshore, Inc.	41,503	741,659
World Fuel Services Corp.	23,597	853,268
		8,414,865
PAPER & FOREST PRODUCTS — 1.3%
Buckeye Technologies, Inc.	28,186	592,188
Clearwater Paper Corp.(1)	21,046	1,647,902
KapStone Paper and Packaging Corp.(1)	87,718	1,342,086
Neenah Paper, Inc.	20,855	410,426
		3,992,602
PERSONAL PRODUCTS — 0.1%
China Sky One Medical, Inc.(1)	11,912	83,027
USANA Health Sciences, Inc.(1)	8,314	361,243
		444,270
PHARMACEUTICALS — 2.1%
Cornerstone Therapeutics, Inc.(1)	588	3,404
Endo Pharmaceuticals Holdings, Inc.(1)	46,301	1,653,409
Jazz Pharmaceuticals, Inc.(1)	11,616	228,603
Medicines Co. (The)(1)	6,089	86,038
Medicis Pharmaceutical Corp., Class A	47,844	1,281,741
Par Pharmaceutical Cos., Inc.(1)	681	26,225
Questcor Pharmaceuticals, Inc.(1)	14,806	218,092
Santarus, Inc.(1)	136,531	446,456
ViroPharma, Inc.(1)	126,759	2,195,466
		6,139,434
PROFESSIONAL SERVICES — 0.5%
Administaff, Inc.	17,694	518,434
Dolan Co. (The)(1)	17,858	248,584
Exponent, Inc.(1)	4,991	187,312
GP Strategies Corp.(1)	6,747	69,089
Heidrick & Struggles International, Inc.	6,385	182,930
ICF International, Inc.(1)	2,996	77,057
On Assignment, Inc.(1)	10,818	88,167
TrueBlue, Inc.(1)	9,300	167,307
		1,538,880
REAL ESTATE INVESTMENT TRUSTS (REITs) — 6.5%
Agree Realty Corp.	3,153	82,577
Ashford Hospitality Trust, Inc.(1)	3,535	34,113
BioMed Realty Trust, Inc.	3,512	65,499
CBL & Associates Properties, Inc.	2,995	52,412
Chesapeake Lodging Trust	2,442	45,934
Colonial Properties Trust	65,973	1,190,813
EastGroup Properties, Inc.	525	22,218
Entertainment Properties Trust	5,395	249,519
Equity LifeStyle Properties, Inc.	31,805	1,778,854
Extra Space Storage, Inc.	41,298	718,585
Getty Realty Corp.	2,995	93,684
Gramercy Capital Corp.(1)	24,450	56,480
Home Properties, Inc.	30,471	1,690,836
Inland Real Estate Corp.	2,632	23,162
Kilroy Realty Corp.	39,860	1,453,694
LaSalle Hotel Properties	20,953	553,159
Lexington Realty Trust	92,777	737,577
LTC Properties, Inc.	1,856	52,116
Medical Properties Trust, Inc.	85,043	921,016
Mid-America Apartment Communities, Inc.	25,816	1,639,058
Mission West Properties, Inc.	12,588	84,214
National Health Investors, Inc.	3,597	161,937
National Retail Properties, Inc.	52,353	1,387,354
Pebblebrook Hotel Trust	21,841	443,809
Post Properties, Inc.	20,456	742,553
Potlatch Corp.	12,786	416,184
PS Business Parks, Inc.	30,659	1,708,319
Sovran Self Storage, Inc.	21,229	781,439
Tanger Factory Outlet Centers	33,335	1,706,419
UMH Properties, Inc.	10,526	107,365
Universal Health Realty Income Trust	11,065	404,204
		19,405,103
REAL ESTATE MANAGEMENT & DEVELOPMENT(2)
FirstService Corp.(1)	1,100	33,308
ROAD & RAIL — 0.1%
AMERCO, Inc.(1)	1,599	153,568
Heartland Express, Inc.	16,352	261,959
		415,527

16

Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 5.9%
Applied Micro Circuits Corp.(1)	25,202	$ 269,157
ASM International NV New York Shares(1)	27,154	950,933
Cabot Microelectronics Corp.(1)	31,535	1,307,126
Cypress Semiconductor Corp.(1)	102,853	1,911,009
DSP Group, Inc.(1)	19,069	155,222
Entegris, Inc.(1)	568	4,243
Exar Corp.(1)	6,196	43,248
FEI Co.(1)	48,486	1,280,515
Integrated Device Technology, Inc.(1)	106,850	711,621
Lattice Semiconductor Corp.(1)	263,865	1,599,022
LTX-Credence Corp.(1)	30,967	229,156
Micrel, Inc.	66,147	859,249
MKS Instruments, Inc.(1)	50,233	1,230,206
RF Micro Devices, Inc.(1)	52,329	384,618
Rudolph Technologies, Inc.(1)	44,091	362,869
Sigma Designs, Inc.(1)	71,829	1,017,817
Skyworks Solutions, Inc.(1)	41,773	1,195,961
Standard Microsystems Corp.(1)	72,484	2,089,714
Tessera Technologies, Inc.(1)	62,125	1,376,069
Veeco Instruments, Inc.(1)	11,698	502,546
		17,480,301
SOFTWARE — 2.8%
ACI Worldwide, Inc.(1)	509	13,677
Blackbaud, Inc.	7,714	199,793
Epicor Software Corp.(1)	16,600	167,660
EPIQ Systems, Inc.	6,799	93,350
Magma Design Automation, Inc.(1)	34,290	171,793
Manhattan Associates, Inc.(1)	34,630	1,057,600
Net 1 UEPS Technologies, Inc.(1)	11,706	143,516
NetScout Systems, Inc.(1)	32,840	755,648
Opnet Technologies, Inc.	12,705	340,113
Progress Software Corp.(1)	47,135	1,994,753
QAD, Inc., Class A(1)	478	4,751
QAD, Inc., Class B(1)
Radiant Systems, Inc.(1)	12,224	239,224
Rosetta Stone, Inc.(1)	54,964	1,166,336
TIBCO Software, Inc.(1)	82,111	1,618,408
Websense, Inc.(1)	20,380	412,695
		8,396,743
SPECIALTY RETAIL — 4.3%
Books-A-Million, Inc.	6,378	36,992
Cato Corp. (The), Class A	33,286	912,369
Children’s Place Retail Stores, Inc. (The)(1)	35,565	1,765,447
Christopher & Banks Corp.	5,211	32,048
Finish Line, Inc. (The), Class A	66,574	1,144,407
Genesco, Inc.(1)	43,402	1,627,141
Jo-Ann Stores, Inc.(1)	48,528	2,922,356
MarineMax, Inc.(1)	20,428	191,002
Monro Muffler Brake, Inc.	1,727	59,720
OfficeMax, Inc.(1)	40,432	715,646
Pier 1 Imports, Inc.(1)	69,796	732,858
Rent-A-Center, Inc.	44,258	1,428,648
Sonic Automotive, Inc., Class A	46,789	619,486
Stage Stores, Inc.	19,123	331,593
Ulta Salon Cosmetics & Fragrance, Inc.(1)	3,964	134,776
		12,654,489
TEXTILES, APPAREL & LUXURY GOODS — 1.7%
Carter’s, Inc.(1)	23,002	678,789
Lacrosse Footwear, Inc.	1,504	24,666
Liz Claiborne, Inc.(1)	71,513	512,033
Oxford Industries, Inc.	25,174	644,706
Perry Ellis International, Inc.(1)	44,583	1,224,695
Quiksilver, Inc.(1)	89,643	454,490
RG Barry Corp.	4,417	49,117
Wolverine World Wide, Inc.	46,147	1,471,166
		5,059,662
THRIFTS & MORTGAGE FINANCE — 0.6%
Brookline Bancorp., Inc.	6,571	71,295
Charter Financial Corp.	6,566	58,437
Provident Financial Services, Inc.	47,958	725,605
TrustCo Bank Corp. NY	143,526	909,955
		1,765,292
TOBACCO — 0.1%
Alliance One International, Inc.(1)	12,680	53,763
Vector Group Ltd.	18,203	315,276
		369,039
TRADING COMPANIES & DISTRIBUTORS — 0.4%
Applied Industrial Technologies, Inc.	28,227	916,813
DXP Enterprises, Inc.(1)	2,703	64,872
Kaman Corp.	5,763	167,530
		1,149,215
WIRELESS TELECOMMUNICATION SERVICES — 0.4%
USA Mobility, Inc.	62,108	1,103,659
TOTAL COMMON STOCKS (Cost $230,248,985)		293,250,370

17

Shares	Value
Temporary Cash Investments — 0.9%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	82,819	$ 82,819
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 2.25%, 1/31/15, valued at $2,666,050), in a joint trading account at 0.12%, dated 12/31/10, due 1/3/11 (Delivery value $2,613,026)		2,613,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,695,819)		2,695,819

Value
Temporary Cash Investments – Segregated For Futures Contracts — 0.5%
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations,
2.25%, 1/31/15, valued at $1,517,190), in a joint trading account at 0.12%, dated 12/31/10, due 1/3/11
(Delivery value $1,487,015) (Cost $1,487,000)
$ 1,487,000
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $234,431,804)	297,433,189
OTHER ASSETS AND LIABILITIES — (0.3)%	(910,977)
TOTAL NET ASSETS — 100.0%	$296,522,212

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
19	Russell 2000 E-Mini Futures	March 2011	$1,486,370	$(14,850)

Notes to Schedule of Investments

(1)	Non-income producing.

(2)	Industry is less than 0.05% of total net assets.

See Notes to Financial Statements.

18

Statement of Assets and Liabilities

DECEMBER 31, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $234,431,804)	$297,433,189
Deposit with broker for futures contracts	85,500
Receivable for investments sold	14,916,466
Receivable for capital shares sold	4,519,709
Dividends and interest receivable	177,233
317,132,097

Liabilities
Payable for investments purchased	15,537,355
Payable for capital shares redeemed	4,842,401
Payable for variation margin on futures contracts	9,690
Accrued management fees	212,226
Distribution and service fees payable	8,213
20,609,885

Net Assets	$296,522,212

Net Assets Consist of:
Capital (par value and paid-in surplus)	$458,747,214
Undistributed net investment income	595,991
Accumulated net realized loss	(225,807,528)
Net unrealized appreciation	62,986,535
$296,522,212

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$217,779,306	27,832,420	$7.82
Institutional Class, $0.01 Par Value	$41,664,327	5,302,061	$7.86
A Class, $0.01 Par Value	$36,512,027	4,749,919	$7.69	*
C Class, $0.01 Par Value	$45,430	5,850	$7.77
R Class, $0.01 Par Value	$521,122	68,262	$7.63
*Maximum offering price $8.16 (net asset value divided by 0.9425)

See Notes to Financial Statements.

19

Statement of Operations

FOR THE SIX MONTHS ENDED DECEMBER 31, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $514)	$2,127,568
Interest	2,525
2,130,093

Expenses:
Management fees	1,268,256
Distribution and service fees:
A Class	45,597
C Class	162
R Class	1,075
Directors’ fees and expenses	2,982
Other expenses	10,842
1,328,914

Net investment income (loss)	801,179

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	16,257,980
Futures contract transactions	1,324,264
17,582,244

Change in net unrealized appreciation (depreciation) on:
Investments	49,662,861
Futures contracts	(14,850)
49,648,011

Net realized and unrealized gain (loss)	67,230,255

Net Increase (Decrease) in Net Assets Resulting from Operations	$68,031,434

See Notes to Financial Statements.

20

Statement of Changes in Net Assets

SIX MONTHS ENDED DECEMBER 31, 2010 (UNAUDITED) AND YEAR ENDED JUNE 30, 2010
Increase (Decrease) in Net Assets	December 31, 2010	June 30, 2010
Operations
Net investment income (loss)	$801,179	$541,843
Net realized gain (loss)	17,582,244	24,694,796
Change in net unrealized appreciation (depreciation)	49,648,011	68,949,450
Net increase (decrease) in net assets resulting from operations	68,031,434	94,186,089

Distributions to Shareholders
From net investment income:
Investor Class	(193,802)	(834,118)
Institutional Class	(108,353)	(749,236)
A Class	—	(74,356)
Decrease in net assets from distributions	(302,155)	(1,657,710)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(84,508,945)	(201,397,291)

Net increase (decrease) in net assets	(16,779,666)	(108,868,912)

Net Assets
Beginning of period	313,301,878	422,170,790
End of period	$296,522,212	$313,301,878

Undistributed net investment income	$595,991	$96,967

See Notes to Financial Statements.

21

Notes to Financial Statements

DECEMBER 31, 2010 (UNAUDITED)

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. Small Company Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in stocks of small companies.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

22

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

23

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.5380% to 0.7200%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the six months ended December 31, 2010 was 0.89% for the Investor Class, A Class, C Class and R Class and 0.69% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended December 31, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended December 31, 2010, were $42,181,236 and $126,925,827, respectively.

24

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended December 31, 2010		Year ended June 30, 2010(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	2,126,708	$15,046,081	6,026,003	$37,994,445
Issued in reinvestment of distributions	28,390	189,366	124,183	726,474
Redeemed	(12,471,600)	(81,797,402)	(13,958,800)	(85,789,769)
	(10,316,502)	(66,561,955)	(7,808,614)	(47,068,850)
Institutional Class/Shares Authorized	100,000,000		100,000,000
Sold	874,079	6,512,346	2,248,248	13,629,955
Issued in reinvestment of distributions	16,095	107,839	125,008	733,796
Redeemed	(2,473,423)	(16,816,849)	(23,997,286)	(143,972,848)
	(1,583,249)	(10,196,664)	(21,624,030)	(129,609,097)
A Class/Shares Authorized	140,000,000		140,000,000
Sold	305,030	2,077,078	908,317	5,484,932
Issued in reinvestment of distributions	—	—	12,896	74,282
Redeemed	(1,437,246)	(9,875,308)	(5,064,490)	(30,286,455)
	(1,132,216)	(7,798,230)	(4,143,277)	(24,727,241)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	1,944	13,599	3,906	25,000
R Class/Shares Authorized	10,000,000		10,000,000
Sold	13,185	90,767	30,549	173,724
Redeemed	(8,855)	(56,462)	(32,215)	(190,827)
	4,330	34,305	(1,666)	(17,103)
Net increase (decrease)	(13,025,693)	$(84,508,945)	(33,573,681)	$(201,397,291)

(1)	March 1, 2010 (commencement of sale) through June 30, 2010 for the C Class.

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

25

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$293,250,370	—	—
Temporary Cash Investments	82,819	$4,100,000	—
Total Value of Investment Securities	$293,333,189	$4,100,000	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Futures Contracts	$(14,850)	—	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

The value of equity price risk derivative instruments as of December 31, 2010, is disclosed on the Statement of Assets and Liabilities as a liability of $9,690 in payable for variation margin on futures contracts. For the six months ended December 31, 2010, the effect of equity price risk derivative instruments on the Statement of Operations was $1,324,264 in net realized gain (loss) on futures contract transactions and $(14,850) in change in net unrealized appreciation (depreciation) on futures contracts.

8. Risk Factors

The fund concentrates its investments in stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

26

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$235,036,155
Gross tax appreciation of investments	$70,615,820
Gross tax depreciation of investments	(8,218,786)
Net tax appreciation (depreciation) of investments	$62,397,034

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

As of June 30, 2010, the fund had accumulated capital losses of $(242,867,475), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(83,736,640) and $(159,130,835) expire in 2017 and 2018, respectively.

27

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(1)		2010	2009	2008	2007(2)		2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$6.15		$5.00	$7.76	$10.77	$9.88		$9.77	$10.19
Income From Investment Operations
Net Investment Income (Loss)(3)	0.02		0.01	0.02	— (4)	0.01		— (4)	0.01
Net Realized and Unrealized Gain (Loss)	1.66		1.16	(2.78)	(2.01)	0.88		0.61	0.71
Total From Investment Operations	1.68		1.17	(2.76)	(2.01)	0.89		0.61	0.72
Distributions
From Net Investment Income	(0.01)		(0.02)	— (4)	(0.02)	—		(0.01)	— (4)
From Net Realized Gains	—		—	—	(0.98)	—		(0.49)	(1.14)
Total Distributions	(0.01)		(0.02)	— (4)	(1.00)	—		(0.50)	(1.14)
Net Asset Value, End of Period	$7.82		$6.15	$5.00	$7.76	$10.77		$9.88	$9.77

Total Return(5)	27.28%		23.39%	(35.51)%	(19.13)%	9.01%		6.15%	7.13%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.90	%(6)	0.90%	0.90%	0.87%	0.87	%(6)	0.87%	0.87%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.54	%(6)	0.12%	0.33%	0.06%	0.23	%(6)	0.05%	0.14%
Portfolio Turnover Rate	15%		44%	92%	105%	61%		122%	132%
Net Assets, End of Period (in thousands)	$217,779		$234,727	$229,568	$454,464	$910,093		$924,133	$1,040,036

(1)	Six months ended December 31, 2010 (unaudited).

(2)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(3)	Computed using average shares outstanding throughout the period.

(4)	Per-share amount was less than $0.005.

(5)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(6)	Annualized.

See Notes to Financial Statements.

28

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(1)		2010	2009	2008	2007(2)		2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$6.19		$5.02	$7.79	$10.80	$9.90		$9.80	$10.21
Income From Investment Operations
Net Investment Income (Loss)(3)	0.03		0.02	0.03	0.02	0.02		0.02	0.04
Net Realized and Unrealized Gain (Loss)	1.66		1.18	(2.79)	(2.02)	0.88		0.61	0.71
Total From Investment Operations	1.69		1.20	(2.76)	(2.00)	0.90		0.63	0.75
Distributions
From Net Investment Income	(0.02)		(0.03)	(0.01)	(0.03)	—		(0.04)	(0.02)
From Net Realized Gains	—		—	—	(0.98)	—		(0.49)	(1.14)
Total Distributions	(0.02)		(0.03)	(0.01)	(1.01)	—		(0.53)	(1.16)
Net Asset Value, End of Period	$7.86		$6.19	$5.02	$7.79	$10.80		$9.90	$9.80

Total Return(4)	27.36%		23.87%	(35.38)%	(18.99)%	9.09%		6.44%	7.26%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.70	%(5)	0.70%	0.70%	0.67%	0.67	%(5)	0.67%	0.67%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.74	%(5)	0.32%	0.53%	0.26%	0.43	%(5)	0.25%	0.34%
Portfolio Turnover Rate	15%		44%	92%	105%	61%		122%	132%
Net Assets, End of Period (in thousands)	$41,664		$42,599	$143,028	$218,820	$386,240		$383,412	$426,545

(1)	Six months ended December 31, 2010 (unaudited).

(2)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(3)	Computed using average shares outstanding throughout the period.

(4)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(5)	Annualized.

See Notes to Financial Statements.

29

A Class(1)
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(2)		2010	2009	2008	2007(3)		2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$6.05		$4.91	$7.65	$10.64	$9.78		$9.69	$10.12
Income From Investment Operations
Net Investment Income (Loss)(4)	0.01		(0.01)	— (5)	(0.02)	—	(5)	(0.02)	(0.01)
Net Realized and Unrealized Gain (Loss)	1.63		1.16	(2.74)	(1.98)	0.86		0.60	0.70
Total From Investment Operations	1.64		1.15	(2.74)	(2.00)	0.86		0.58	0.69
Distributions
From Net Investment Income	—		(0.01)	—	(0.01)	—		—	—
From Net Realized Gains	—		—	—	(0.98)	—		(0.49)	(1.12)
Total Distributions	—		(0.01)	—	(0.99)	—		(0.49)	(1.12)
Net Asset Value, End of Period	$7.69		$6.05	$4.91	$7.65	$10.64		$9.78	$9.69

Total Return(6)	27.11%		23.40%	(35.82)%	(19.30)%	8.79%		6.02%	6.74%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.15	%(7)	1.15%	1.15%	1.12%	1.12	%(7)	1.12%	1.12%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.29	%(7)	(0.13)%	0.08%	(0.19)%	(0.02	)%(7)	(0.20)%	(0.11)%
Portfolio Turnover Rate	15%		44%	92%	105%	61%		122%	132%
Net Assets, End of Period (in thousands)	$36,512		$35,567	$49,253	$236,906	$358,347		$355,778	$364,400

(1)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.

(2)	Six months ended December 31, 2010 (unaudited).

(3)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(4)	Computed using average shares outstanding throughout the period.

(5)	Per-share amount was less than $0.005.

(6)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(7)	Annualized.

See Notes to Financial Statements.

30

C Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(1)		2010(2)
Per-Share Data
Net Asset Value, Beginning of Period	$6.13		$6.40
Income From Investment Operations
Net Investment Income (Loss)(3)	(0.01)		(0.02)
Net Realized and Unrealized Gain (Loss)	1.65		(0.25)
Total From Investment Operations	1.64		(0.27)
Net Asset Value, End of Period	$7.77		$6.13

Total Return(4)	26.59%		(4.22)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.90	%(5)	1.90	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.46	)%(5)	(0.79	)%(5)
Portfolio Turnover Rate	15%		44	%(6)
Net Assets, End of Period (in thousands)	$45		$24

(1)	Six months ended December 31, 2010 (unaudited).

(2)	March 1, 2010 (commencement of sale) through June 30, 2010.

(3)	Computed using average shares outstanding throughout the period.

(4)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2010.

See Notes to Financial Statements.

31

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(1)		2010	2009	2008	2007(2)		2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$6.01		$4.89	$7.63	$10.63	$9.78		$9.72	$10.15
Income From Investment Operations
Net Investment Income (Loss)(3)	0.01		(0.02)	(0.01)	(0.04)	(0.01)		(0.05)	(0.03)
Net Realized and Unrealized Gain (Loss)	1.61		1.14	(2.73)	(1.98)	0.86		0.60	0.71
Total From Investment Operations	1.62		1.12	(2.74)	(2.02)	0.85		0.55	0.68
Distributions
From Net Realized Gains	—		—	—	(0.98)	—		(0.49)	(1.11)
Net Asset Value, End of Period	$7.63		$6.01	$4.89	$7.63	$10.63		$9.78	$9.72

Total Return(4)	26.96%		22.90%	(35.91)%	(19.51)%	8.69%		5.70%	6.54%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.40	%(5)	1.40%	1.40%	1.37%	1.37	%(5)	1.37%	1.34	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.04	%(5)	(0.38)%	(0.17)%	(0.44)%	(0.27	)%(5)	(0.45)%	(0.33	)%(6)
Portfolio Turnover Rate	15%		44%	92%	105%	61%		122%	132%
Net Assets, End of Period (in thousands)	$521		$384	$321	$254	$395		$353	$6,175

(1)	Six months ended December 31, 2010 (unaudited).

(2)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(3)	Computed using average shares outstanding throughout the period.

(4)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(5)	Annualized.

(6)
The ratio of operating expenses to average net assets and ratio of net investment income (loss) to average net assets would have been 1.37% and (0.36)%, respectively, if a portion of the distribution and service fees had not been reimbursed.

See Notes to Financial Statements.

32

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

33

Notes

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor
©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SAN-70493  1102

SEMIANNUAL REPORT                      DECEMBER 31, 2010

Strategic Inflation Opportunities Fund

President’s Letter	2
Market Perspective	3
Six-Month Total Returns	3

Performance	4
Portfolio Commentary	6
Types of Investments in Portfolio	8
Top Ten Stock Holdings	8
Geographic Composition of Stock Holdings	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	20
Statement of Operations	21
Statement of Changes in Net Assets	22
Notes to Financial Statements	23
Financial Highlights	30

Other Information

Additional Information	35

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

   Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended December 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective

   By Scott Wittman, Chief Investment Officer, Quantitative Equity  and Asset Allocation

Economic Optimism Took Hold

The six-month period began on a defensive note, as sovereign debt problems in Europe, combined with plunging global stock markets and concerns about a “double-dip” recession in the U.S., sent investors seeking “safe-haven” investments, including U.S. Treasury securities and gold.

In the second half of the period, fears of recession gave way to a fresh round of economic optimism. Improvements in manufacturing, retail sales, and consumer spending helped calm investors’ fears. Actions by Washington, D.C., policymakers also led to a brighter outlook. In an attempt to boost economic growth (by increasing the money supply, lowering bond yields, and encouraging the purchase of financial assets), the Federal Reserve launched its controversial second round of quantitative easing, or “QE2.” Additionally, Congress voted to extend the prevailing federal income tax rates for two years, putting an end to the tax-policy uncertainty that had gripped the financial markets.

The potential inflationary implications of QE2 caused the U.S. dollar to tumble versus the euro and other major world currencies. The dollar’s decline helped magnify the sharp rise in commodity prices, including a nearly 21% increase in the price of oil during the six-month period. In addition, gold prices continued to soar, as investors and central banks sought to hedge against a potentially weaker U.S. dollar with investments in the precious metal.

Inflation Tame But Still a Longer-Term Threat

Generally weak economic growth helped contain the U.S. inflation rate, which, for the six-month period ended December 31, 2010, advanced at an annualized rate of 1.2%, as measured by the Consumer Price Index (CPI). For all of 2010, CPI gained 1.5%, driven primarily by sharp gains in the index’s energy component during the second half of the year.

While near-term inflation remains subdued, longer-term inflation may be on the rise. In particular, the extraordinary amount of fiscal and monetary stimulus still working through the financial system potentially may trigger higher inflation and a weaker U.S. dollar than are currently reflected in the market.

Six-Month Total Returns
As of December 31, 2010*
S&P Goldman Sachs Commodities Index	22.79%
London Gold PM Fix, in U.S. dollars	12.98%
Citigroup World Government Bond, ex U.S., Index	8.84%
Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index	1.82%
Barclays Capital U.S. 1-3 Month Treasury Bill Index	0.08%
U.S. Dollar (Dollar Spot Index)	-8.13%

*	Total returns for periods less than one year are not annualized.

Performance

Total Returns as of December 31, 2010
			Average Annual Returns
	Ticker Symbol	6 months(1)(2)	Since Inception(1)(2)	Inception Date
Investor Class	ASIOX	9.52%	5.03%	4/30/10
Barclays Capital U.S. 1–3 Month Treasury Bill Index	—	0.08%	0.11%	—
Institutional Class	ASINX	9.56%	5.07%	4/30/10
A Class No sales charge* With sales charge*	ASIDX	9.35% 3.10%	4.75% -1.27%	4/30/10
C Class No sales charge* With sales charge*	ASIZX	8.91% 7.91%	4.23% 3.23%	4/30/10
R Class	ASIUX	9.16%	4.58%	4/30/10

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.

(2)	Returns would have been lower if a portion of the management fee had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. There are certain risks involved in investing in forward foreign currency exchange contracts; changes in the value of foreign currencies against the U.S. dollar could result in losses to the fund. Commodity investing involves special risks, such as weather, disease, embargoes, tariffs, taxes and economic, political and regulatory developments.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Growth of $10,000 Over Life of Class
$10,000 investment made April 30, 2010

*	From 4/30/10, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.17%	0.97%	1.42%	2.17%	1.67%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. There are certain risks involved in investing in forward foreign currency exchange contracts; changes in the value of foreign currencies against the U.S. dollar could result in losses to the fund. Commodity investing involves special risks, such as weather, disease, embargoes, tariffs, taxes and economic, political and regulatory developments.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Bill Martin, Brian Howell, John Lovito, and Federico Garcia Zamora

Performance Summary

For the six months ended December 31, 2010, the fund gained 9.52%.* The portfolio’s benchmark, the Barclays Capital U.S. 1-3 Month Treasury Bill Index, advanced 0.08% during the same period.

A fresh round of economic optimism helped drive sharp gains among global stocks and other “risk” assets during the six-month period and stifle performance for U.S. Treasury securities. Near-term inflation remained tame, but longer-term inflation appeared poised to increase. Against this backdrop, TIPS (Treasury inflation-protected securities), which comprised nearly half the portfolio at the start of the period, posted slight gains for the period, outperforming nominal Treasury returns, which were flat to negative. The Federal Reserve’s (the Fed’s) effort to increase the nation’s money supply, via a second round of quantitative easing, triggered concerns about long-term inflation, which drove down the U.S. dollar’s value versus other major currencies. The dollar’s slide, combined with strong demand from the burgeoning emerging-market economies for raw materials and other physical goods, pushed commodity prices sharply higher during the six-month period.

The portfolio’s outperformance relative to the benchmark was primarily due to the better relative performance of TIPS compared with nominal Treasuries, as well as solid returns from the portfolio’s domestic and foreign stock, commodity-linked, and foreign currency holdings.

Slow Growth Stalled Inflation

Overall, weak economic growth helped keep current inflation in check for the six-month period—even as commodity prices rallied strongly. For example, oil prices jumped from $76 a barrel at the end of June to $91 at the end of December, while the S&P Goldman Sachs Commodities Index (a measure of price movements in the global commodities markets) gained nearly 23% for the six-month period. Nevertheless, headline inflation for the period, as measured by the Consumer Price Index (CPI), remained well below the Fed’s long-term target inflation rate of 2%.

Gold also rallied during the period, as the precious metal retained its role as the world’s “alternative currency.” An ounce of gold bullion increased from $1,244 at the beginning of the period to $1,406 at the end of December, just shy of the record high of $1,431 recorded in early December. Mounting sovereign debt concerns in Europe combined with a weaker U.S. dollar helped fuel investor and central bank demand for gold.

*
All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized. Returns would have been lower if a portion of the management fee had not been waived.

Rising Breakevens Indicate Inflation May Rise

While CPI increases remained modest, rising commodity prices and Fed stimulus efforts led to expectations for higher long-term inflation, as reflected by the 10-year TIPS breakeven rate. This rate, which represents the difference between the yields of 10-year TIPS and 10-year nominal Treasuries, indicates the market’s anticipated inflation rate for the next 10 years. The 10-year breakeven rate increased from 1.84 percentage points at the end of June to 2.28 percentage points at the end of December, suggesting the market believes inflationary pressures may be building.

Portfolio Positioning and Strategy

Approximately 45% of Strategic Inflation Opportunities was invested in TIPS at the end of the period. Mounting inflationary pressures during the six-month period helped TIPS outperform nominal Treasuries and contribute favorably to the portfolio’s relative performance. The remainder of the portfolio was primarily invested in foreign currency instruments, commodity-linked investments and domestic and foreign stock.

As the period progressed, the investment management team slightly reduced the portfolio’s TIPS weighting in favor of slightly increasing commodities exposure, which contributed favorably to relative performance. In the commodities segment, the team overweighted individual stocks versus commodity-linked ETFs (exchange-traded funds). Within the portfolio’s equity allocation, security selection drove results. For example, our position in Canaco Resources, a Canadian company engaged in the acquisition, exploration and development of gold properties in Tanzania, contributed strongly to the portfolio’s performance. The company announced significant drill results during the six-month period. Additionally, the portfolio’s overweight to gold stocks and underweight to energy stocks contributed positively to performance.

Among foreign currencies, which represented 25% of the portfolio at the end of December, the investment team favored commodity-driven, economically sensitive currencies in Canada, Australia, New Zealand, Norway, and Sweden. These currencies benefited from the rally among commodity prices and from local economies with generally clean public and private balance sheets which benefited the portfolio as commodity prices rallied.

The portfolio’s performance stalled slightly in the fall, when the investment team briefly underweighted commodities in favor of increasing the TIPS weighting. Commodities continued to rally, and this positioning slightly detracted from results. The investment team reversed this positioning in the final months of  the period.

Outlook

While current economic fundamentals support low inflation rates in the near term, recent market events suggest higher long-term inflation may be brewing. In particular, higher long-term Treasury yields, a steepening yield curve, and rising TIPS breakeven rates indicate investors are pricing in the possibility of higher inflation. This potential scenario underscores the importance of securing “inflation insurance” through investments in TIPS, commodity-linked securities, and foreign currencies.

Types of Investments in Portfolio
% of net asset as of 12/31/10
U.S. Treasury Securities	45.0%
Domestic Common Stocks	10.4%
Commodity ETFs	8.0%
Foreign Common Stocks & Rights	6.6%
Collateralized Mortgage Obligations	1.7%
Commercial Mortgage-Backed Securities	1.5%
Corporate Bonds	1.0%
Temporary Cash Investments — Segregated for Forward Foreign Currency Exchange Contracts and Futures Contracts	25.1%
Other Assets and Liabilities	0.7%

Top Ten Stock Holdings
% of net assets as of 12/31/10
Exxon Mobil Corp.	1.1%
Chevron Corp.	0.9%
Schlumberger Ltd.	0.9%
ConocoPhillips	0.8%
Occidental Petroleum Corp.	0.8%
Canadian Natural Resources Ltd.	0.5%
Apache Corp.	0.4%
Halliburton Co.	0.4%
Baker Hughes, Inc.	0.4%
Barrick Gold Corp.	0.4%

Geographic Composition of Stock Holdings
% of net assets as of 12/31/10
United States	10.4%
Canada	4.7%
Hong Kong	0.4%
Brazil	0.3%
Other Countries	1.2%

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10		Expenses Paid During Period(1) 7/1/10 – 12/31/10	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,095.20		$5.02	0.95%
Investor Class (before waiver)	$1,000	$1,095.20	(2)	$5.76	1.09%
Institutional Class (after waiver)	$1,000	$1,095.60		$3.96	0.75%
Institutional Class (before waiver)	$1,000	$1,095.60	(2)	$4.70	0.89%
A Class (after waiver)	$1,000	$1,093.50		$6.33	1.20%
A Class (before waiver)	$1,000	$1,093.50	(2)	$7.07	1.34%
C Class (after waiver)	$1,000	$1,089.10		$10.27	1.95%
C Class (before waiver)	$1,000	$1,089.10	(2)	$11.01	2.09%
R Class (after waiver)	$1,000	$1,091.60		$7.64	1.45%
R Class (before waiver)	$1,000	$1,091.60	(2)	$8.38	1.59%
Hypothetical
Investor Class (after waiver)	$1,000	$1,020.42		$4.84	0.95%
Investor Class (before waiver)	$1,000	$1,019.71		$5.55	1.09%
Institutional Class (after waiver)	$1,000	$1,021.42		$3.82	0.75%
Institutional Class (before waiver)	$1,000	$1,020.72		$4.53	0.89%
A Class (after waiver)	$1,000	$1,019.16		$6.11	1.20%
A Class (before waiver)	$1,000	$1,018.45		$6.82	1.34%
C Class (after waiver)	$1,000	$1,015.38		$9.91	1.95%
C Class (before waiver)	$1,000	$1,014.67		$10.61	2.09%
R Class (after waiver)	$1,000	$1,017.90		$7.37	1.45%
R Class (before waiver)	$1,000	$1,017.19		$8.08	1.59%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

Schedule of Investments

DECEMBER 31, 2010 (UNAUDITED)

	Principal Amount/ Shares	Value
U.S. Treasury Securities — 45.0%
U.S. Treasury Inflation Indexed Notes, 2.375%, 4/15/11(1)	$ 479,322	$ 483,890
U.S. Treasury Inflation Indexed Notes, 3.375%, 1/15/12(1)	215,553	225,472
U.S. Treasury Inflation Indexed Notes, 2.00%, 4/15/12(1)	1,783,776	1,849,970
U.S. Treasury Inflation Indexed Notes, 3.00%, 7/15/12(1)	2,134,800	2,269,226
U.S. Treasury Inflation Indexed Notes, 0.625%, 4/15/13(1)	698,456	720,120
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/13(1)	1,506,387	1,607,479
U.S. Treasury Inflation Indexed Notes, 2.00%, 1/15/14(1)	1,822,852	1,958,711
U.S. Treasury Inflation Indexed Notes, 1.25%, 4/15/14(1)	237,691	250,188
U.S. Treasury Inflation Indexed Notes, 2.00%, 7/15/14(1)	928,232	1,004,303
U.S. Treasury Inflation Indexed Notes, 1.625%, 1/15/15(1)	1,872,745	1,999,302
U.S. Treasury Inflation Indexed Notes, 0.50%, 4/15/15(1)	242,213	247,890
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/15(1)	1,439,258	1,560,919
U.S. Treasury Inflation Indexed Notes, 2.00%, 1/15/16(1)	716,261	780,836
U.S. Treasury Inflation Indexed Notes, 2.375%, 1/15/17(1)	976,077	1,088,936
TOTAL U.S. TREASURY SECURITIES (Cost $15,911,416)		16,047,242
Common Stocks & Rights — 17.0%
CHEMICALS — 0.7%
Agrium, Inc.	1,264	115,972
CF Industries Holdings, Inc.	201	27,165
Mosaic Co. (The)	1,177	89,876
		233,013
ENERGY EQUIPMENT & SERVICES — 2.9%
Baker Hughes, Inc.	2,416	138,123
Diamond Offshore Drilling, Inc.	980	65,533
Ensco plc ADR	979	52,259
Halliburton Co.	3,780	154,337
Nabors Industries Ltd.(2)	2,039	47,835
National Oilwell Varco, Inc.	274	18,427
Noble Corp.	443	15,846
Patterson-UTI Energy, Inc.	2,902	62,538
Pride International, Inc.(2)	483	15,939
Schlumberger Ltd.	3,807	317,884
Tidewater, Inc.	1,056	56,855
Weatherford International Ltd.(2)	3,211	73,211
		1,018,787
FOOD PRODUCTS — 0.1%
Origin Agritech Ltd.(2)	4,738	50,460
METALS & MINING — 4.4%
Agnico-Eagle Mines Ltd.	302	23,266
Anglo Platinum Ltd. ADR	504	8,845
Aquarius Platinum Ltd.	8,144	44,695
Barrick Gold Corp.	2,568	136,566
Bear Creek Mining Corp.(2)	14,243	136,084
BHP Billiton Ltd. ADR	521	48,411
Canaco Resources, Inc.(2)	21,417	129,454
Compania de Minas Buenaventura SA ADR	332	16,255
Dundee Precious Metals, Inc.(2)	4,610	43,490
Freeport-McMoRan Copper & Gold, Inc.	924	110,963
Fresnillo plc	1,327	34,510
Goldcorp, Inc. New York Shares	2,322	106,766
IAMGOLD Corp.	1,024	18,227
Ivanhoe Mines Ltd.(2)	5,024	116,214
Ivanhoe Mines Ltd. Rights(2)	5,024	6,771
Molycorp, Inc.(2)	869	43,363
Newmont Mining Corp.	1,096	67,327
Osisko Mining Corp.(2)	4,195	61,261
Pan American Silver Corp.	631	26,004
Randgold Resources Ltd. ADR	443	36,472
Rare Element Resources Ltd.(2)	2,624	42,141
Royal Gold, Inc.	840	45,889

Principal Amount/ Shares	Value
SEMAFO, Inc.(2)	3,106	$ 33,581
Silver Wheaton Corp.(2)	2,331	91,002
Silvercorp Metals, Inc.	2,755	35,347
Stillwater Mining Co.(2)	686	14,646
Teck Resources Ltd., Class B	907	56,080
Vale SA ADR	1,276	44,111
		1,577,741
OIL, GAS & CONSUMABLE FUELS — 8.6%
Alpha Natural Resources, Inc.(2)	942	56,548
Anadarko Petroleum Corp.	651	49,580
Apache Corp.	1,346	160,484
Cabot Oil & Gas Corp.	513	19,417
Cameco Corp.	917	37,028
Canadian Natural Resources Ltd.	3,694	164,088
Chesapeake Energy Corp.	2,436	63,117
Chevron Corp.	3,589	327,496
CNOOC Ltd. ADR	375	89,389
ConocoPhillips	4,182	284,794
CONSOL Energy, Inc.	624	30,414
Devon Energy Corp.	911	71,523
EnCana Corp.	1,314	38,264
EOG Resources, Inc.	1,067	97,534
EXCO Resources, Inc.	1,316	25,557
Exxon Mobil Corp.	5,498	402,014
Forest Oil Corp.(2)	488	18,529
Hess Corp.	1,373	105,089
Marathon Oil Corp.	1,270	47,028
Newfield Exploration Co.(2)	425	30,647
Noble Energy, Inc.	579	49,840
Occidental Petroleum Corp.	2,899	284,392
Peabody Energy Corp.	768	49,137
Petroleo Brasileiro SA-Petrobras ADR	1,683	63,685
Pioneer Natural Resources Co.	231	20,055
Range Resources Corp.	1,074	48,309
Southern Union Co.	1,471	35,407
SouthGobi Resources Ltd.(2)	2,513	30,784
Southwestern Energy Co.(2)	1,166	43,643
Spectra Energy Corp.	1,358	33,936
Suncor Energy, Inc.	3,511	134,436
Talisman Energy, Inc.	2,373	52,657
Ultra Petroleum Corp.(2)	442	21,114
Williams Cos., Inc. (The)	3,221	79,623
		3,065,558
PAPER & FOREST PRODUCTS — 0.1%
Domtar Corp.	414	31,431
International Paper Co.	770	20,975
		52,406
REAL ESTATE INVESTMENT TRUSTS (REITs)(3)
Weyerhaeuser Co.	891	16,866
TRADING COMPANIES & DISTRIBUTORS — 0.2%
Noble Group Ltd.	31,290	52,908
TOTAL COMMON STOCKS & RIGHTS(Cost $4,901,362)		6,067,739
Commodity ETFs — 8.0%
iShares S&P GSCI Commodity-Indexed Trust(2)	41,818	1,425,994
PowerShares DB Commodity Index Tracking Fund(2)	52,324	1,443,096
TOTAL COMMODITY ETFs(Cost $2,489,712)		2,869,090
Collateralized Mortgage Obligations(4) — 1.7%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS — 1.6%
ABN Amro Mortgage Corp., Series 2003-6, Class 1A4, 5.50%, 5/25/33	34,174	36,051
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19(1)	41,456	41,889
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-35, Class 1A3 SEQ, 5.00%, 9/25/18(1)	33,685	34,898
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	26,241	27,399
J.P. Morgan Mortgage Trust, Series 2005 A6, Class 7A1, VRN, 3.10%, 1/3/11(1)	43,613	37,861
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33(1)	35,109	36,900
Wamu Mortgage Pass-Through Certificates, Series 2003 S11, Class 3A5, 5.95%, 11/25/33(1)	43,722	46,304
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-1, Class A10, 5.50%, 2/25/34(1)	38,925	40,934

Principal Amount/ Shares	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2005 AR2, Class 2A2, VRN, 2.85%, 1/3/11	$ 42,645	$ 39,488
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-2, Class 1A1, SEQ, 5.50%, 4/25/35	37,274	37,637
Wells Fargo Mortgage-Backed Securities Trust, Series 2006 AR1, Class 2A2 SEQ, VRN, 5.41%, 1/3/11(1)	16,997	17,216
Wells Fargo Mortgage-Backed Securities Trust, Series 2006 AR19, Class A1, VRN, 5.49%, 1/3/11(1)	47,940	45,059
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-3, Class A9 SEQ, 5.50%, 3/25/36	45,161	45,251
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-9, Class 1A9, SEQ, 6.00%, 8/25/36(1)	49,200	47,636
Wells Fargo Mortgage-Backed Securities Trust, Series 2007 AR10, Class 1A1, VRN, 6.20%, 1/3/11	19,272	19,349
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/37	35,460	36,699
		590,571
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 0.1%
NCUA Guaranteed Notes, Series 2010 C1, Class A2 SEQ, 2.90%, 10/29/20	25,000	24,346
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $606,656)		614,917
Commercial Mortgage-Backed Securities(4) — 1.5%
Banc of America Commercial Mortgage, Inc., Series 2004-6, Class A3 SEQ, 4.51%, 12/10/42(1)	74,000	75,893
Greenwich Capital Commercial Funding Corp., Series 2005 GG3, Class A3 SEQ, 4.57%, 8/10/42(1)	50,000	51,200
Greenwich Capital Commercial Funding Corp., Series 2005 GG3, Class A4, VRN, 4.80%, 1/3/11(1)	50,000	52,832
GS Mortgage Securities Corp. II, Series 2004 GG2, Class A6 SEQ, VRN, 5.40%, 1/3/11(1)	50,000	53,752
LB-UBS Commercial Mortgage Trust, Series 2004 C1, Class A4 SEQ, 4.57%, 1/15/31(1)	75,000	78,367
LB-UBS Commercial Mortgage Trust, Series 2005 C5, Class AM, VRN, 5.02%, 1/11/11(1)	25,000	25,649
Morgan Stanley Capital I, Series 2001 T5, Class A4 SEQ, 6.39%, 10/15/35(1)	43,965	45,266
Wachovia Bank Commercial Mortgage Trust, Series 2003 C3, Class A2 SEQ, 4.87%, 2/15/35(1)	50,000	52,470
Wachovia Bank Commercial Mortgage Trust, Series 2004 C15, Class A3 SEQ, 4.50%, 10/15/41(1)	50,000	51,579
Wachovia Bank Commercial Mortgage Trust, Series 2005 C20, Class A6A, VRN, 5.11%, 1/3/11(1)	50,000	52,167
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $539,732)		539,175
Corporate Bonds — 1.0%
BEVERAGES — 0.1%
Anheuser-Busch InBev Worldwide, Inc., 5.375%, 1/15/20(1)	30,000	32,566
CAPITAL MARKETS — 0.1%
Credit Suisse (New York), 5.50%, 5/1/14(1)	20,000	21,950
CONSUMER FINANCE — 0.1%
Ford Motor Credit Co. LLC, 5.625%, 9/15/15(1)	30,000	31,096
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.1%
CenturyLink, Inc., 7.875%, 8/15/12(1)	30,000	32,458
Windstream Corp., 7.875%, 11/1/17(1)	20,000	21,125
		53,583
FOOD PRODUCTS — 0.1%
Tyson Foods, Inc., 7.35%, 4/1/16(1)	20,000	22,038
HOTELS, RESTAURANTS & LEISURE(3)
Wyndham Worldwide Corp., 6.00%, 12/1/16(1)	20,000	20,955

Principal Amount/ Shares	Value
MEDIA — 0.1%
Virgin Media Finance plc, 9.125%, 8/15/16(1)	$ 30,000	$ 32,100
MULTI-UTILITIES — 0.1%
CMS Energy Corp., 8.75%, 6/15/19(1)	25,000	29,530
OIL, GAS & CONSUMABLE FUELS — 0.3%
Anadarko Petroleum Corp., 5.95%, 9/15/16(1)	20,000	21,512
Marathon Oil Corp., 6.50%, 2/15/14(1)	20,000	22,530
Newfield Exploration Co., 6.875%, 2/1/20(1)	20,000	21,150
Peabody Energy Corp., 6.50%, 9/15/20(1)	30,000	32,175
		97,367
TOTAL CORPORATE BONDS (Cost $337,880)		341,185
Temporary Cash Investments — Segregated for Forward Foreign Currency Exchange Contracts and Futures Contracts — 25.1%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	5,473,770	$ 5,473,770
U.S. Treasury Bills, 0.11%, 1/13/11(5)	$3,500,000	3,499,979
TOTAL TEMPORARY CASH INVESTMENTS — SEGREGATED FOR FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AND FUTURES CONTRACTS (Cost $8,973,648)		8,973,749
TOTAL INVESTMENT SECURITIES — 99.3% (Cost $33,760,406)		35,453,097
OTHER ASSETS AND LIABILITIES — 0.7%		247,531
TOTAL NET ASSETS — 100.0%		$35,700,628

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
25,300	AUD for USD	UBS AG	1/28/11	$25,794	$(780)
41,000	CHF for USD	Westpac Banking Corp.	1/28/11	43,862	(2,478)
389,000	CZK for USD	Deutsche Bank AG	1/28/11	20,755	1,131
600	EUR for USD	UBS AG	1/28/11	802	40
54,100	EUR for USD	Westpac Banking Corp.	1/28/11	72,294	(774)
2,748,000	HUF for USD	Deutsche Bank AG	1/28/11	13,176	542
49,400	NOK for USD	UBS AG	1/28/11	8,456	(43)
18,500	NZD for USD	UBS AG	1/28/11	14,387	(205)
20,800	NZD for USD	Westpac Banking Corp.	1/28/11	16,176	(525)
68,000	PEN for USD	Barclays Bank plc	1/28/11	24,212	113
131,600	SEK for USD	Westpac Banking Corp.	1/28/11	19,551	(521)
66,000	ZAR for USD	Deutsche Bank AG	1/28/11	9,982	(599)
				$269,447	$(4,099)

(Value on Settlement Date $265,348)

Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
3,700	AUD for USD	Westpac Banking Corp.	1/28/11	$3,772	$99
4,000	AUD for USD	Westpac Banking Corp.	1/28/11	4,078	195
7,400	AUD for USD	UBS AG	1/28/11	7,544	235
9,800	AUD for USD	Barclays Bank plc	1/28/11	9,991	191
12,000	AUD for USD	Westpac Banking Corp.	1/28/11	12,234	733
12,300	AUD for USD	Westpac Banking Corp.	1/28/11	12,540	567
30,700	AUD for USD	HSBC Bank plc	1/28/11	31,299	1,606
370,900	AUD for USD	UBS AG	1/28/11	378,140	17,225

Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
3,500	BRL for USD	Barclays Bank plc	1/28/11	$2,096	$47
3,700	BRL for USD	Barclays Bank plc	1/28/11	2,216	63
4,200	BRL for USD	Barclays Bank plc	1/28/11	2,516	81
4,300	BRL for USD	Barclays Bank plc	1/28/11	2,576	113
4,900	BRL for USD	Barclays Bank plc	1/28/11	2,935	87
5,300	BRL for USD	Barclays Bank plc	1/28/11	3,175	64
6,100	BRL for USD	Barclays Bank plc	1/28/11	3,654	111
7,000	BRL for USD	Barclays Bank plc	1/28/11	4,193	74
8,700	BRL for USD	Barclays Bank plc	1/28/11	5,211	185
9,900	BRL for USD	Barclays Bank plc	1/28/11	5,930	231
14,800	BRL for USD	Barclays Bank plc	1/28/11	8,865	362
283,500	BRL for USD	Barclays Bank plc	1/28/11	169,811	6,080
3,600	CAD for USD	Westpac Banking Corp.	1/28/11	3,619	13
12,500	CAD for USD	UBS AG	1/28/11	12,567	209
14,300	CAD for USD	Westpac Banking Corp.	1/28/11	14,376	198
14,600	CAD for USD	Barclays Bank plc	1/28/11	14,678	334
15,700	CAD for USD	HSBC Bank plc	1/28/11	15,784	234
17,700	CAD for USD	Barclays Bank plc	1/28/11	17,794	205
22,200	CAD for USD	HSBC Bank plc	1/28/11	22,318	691
22,400	CAD for USD	Westpac Banking Corp.	1/28/11	22,519	638
22,500	CAD for USD	Barclays Bank plc	1/28/11	22,620	287
23,300	CAD for USD	Westpac Banking Corp.	1/28/11	23,424	571
24,300	CAD for USD	UBS AG	1/28/11	24,429	617
38,600	CAD for USD	HSBC Bank plc	1/28/11	38,806	637
1,149,400	CAD for USD	UBS AG	1/28/11	1,155,524	36,615
1,700	CHF for USD	UBS AG	1/28/11	1,819	78
2,400	CHF for USD	Westpac Banking Corp.	1/28/11	2,567	87
2,700	CHF for USD	HSBC Bank plc	1/28/11	2,888	134
1,478,999	CLP for USD	Barclays Bank plc	1/28/11	3,154	62
1,879,998	CLP for USD	Barclays Bank plc	1/28/11	4,009	165
33,419,001	CLP for USD	Barclays Bank plc	1/28/11	71,268	3,412
48,000	CNY for USD	HSBC Bank plc	1/28/11	7,285	70
63,000	CNY for USD	HSBC Bank plc	1/28/11	9,562	48
90,000	CNY for USD	HSBC Bank plc	1/28/11	13,660	21
94,000	CNY for USD	HSBC Bank plc	1/28/11	14,267	95
95,000	CNY for USD	HSBC Bank plc	1/28/11	14,419	133
132,000	CNY for USD	HSBC Bank plc	1/28/11	20,034	74
135,000	CNY for USD	HSBC Bank plc	1/28/11	20,489	129
161,000	CNY for USD	HSBC Bank plc	1/28/11	24,436	19
163,000	CNY for USD	HSBC Bank plc	1/28/11	24,739	106
197,000	CNY for USD	HSBC Bank plc	1/28/11	29,899	51
222,000	CNY for USD	HSBC Bank plc	1/28/11	33,694	408
234,000	CNY for USD	HSBC Bank plc	1/28/11	35,515	356
8,843,000	CNY for USD	HSBC Bank plc	1/28/11	1,342,138	5,732
4,021,004	COP for USD	Barclays Bank plc	1/28/11	2,107	(90)
56,835,006	COP for USD	Barclays Bank plc	1/28/11	29,787	(1,102)
3,500	EUR for USD	Westpac Banking Corp.	1/28/11	4,677	66
3,600	EUR for USD	HSBC Bank plc	1/28/11	4,811	87
6,200	EUR for USD	UBS AG	1/28/11	8,285	131

Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
10,200	EUR for USD	Westpac Banking Corp.	1/28/11	$13,630	$(403)
12,600	EUR for USD	Barclays Bank plc	1/28/11	16,837	(705)
15,200	EUR for USD	UBS AG	1/28/11	20,312	373
15,200	EUR for USD	Westpac Banking Corp.	1/28/11	20,312	(192)
15,400	EUR for USD	Westpac Banking Corp.	1/28/11	20,579	405
15,700	EUR for USD	HSBC Bank plc	1/28/11	20,980	(763)
16,500	EUR for USD	Barclays Bank plc	1/28/11	22,049	(1,228)
19,100	EUR for USD	HSBC Bank plc	1/28/11	25,523	213
19,800	EUR for USD	Barclays Bank plc	1/28/11	26,459	(530)
860,594	EUR for USD	Barclays Bank plc	1/28/11	1,150,012	(42,340)
1,400	GBP for USD	Westpac Banking Corp.	1/28/11	2,182	29
2,600	GBP for USD	Westpac Banking Corp.	1/28/11	4,053	(98)
3,500	GBP for USD	HSBC Bank plc	1/28/11	5,456	(96)
3,900	GBP for USD	Westpac Banking Corp.	1/28/11	6,080	(113)
6,800	GBP for USD	HSBC Bank plc	1/28/11	10,600	(145)
7,000	GBP for USD	Barclays Bank plc	1/28/11	10,912	(376)
8,800	GBP for USD	Westpac Banking Corp.	1/28/11	13,718	(10)
12,300	GBP for USD	UBS AG	1/28/11	19,174	(527)
12,700	GBP for USD	HSBC Bank plc	1/28/11	19,798	225
93,600	GBP for USD	Westpac Banking Corp.	1/28/11	145,909	(114)
191,700	GBP for USD	HSBC Bank plc	1/28/11	298,833	(4,743)
10,600	HKD for USD	Westpac Banking Corp.	1/28/11	1,364	(4)
12,400	HKD for USD	Westpac Banking Corp.	1/28/11	1,596	(4)
16,000	HKD for USD	Westpac Banking Corp.	1/28/11	2,059	1
19,100	HKD for USD	Westpac Banking Corp.	1/28/11	2,458	(1)
20,000	HKD for USD	Westpac Banking Corp.	1/28/11	2,574	(2)
21,000	HKD for USD	Westpac Banking Corp.	1/28/11	2,702	(9)
31,500	HKD for USD	Westpac Banking Corp.	1/28/11	4,054	(12)
740,000	HKD for USD	Westpac Banking Corp.	1/28/11	95,226	(233)
13,723,037	IDR for USD	UBS AG	1/28/11	1,523	—
16,611,957	IDR for USD	UBS AG	1/28/11	1,843	(7)
19,142,989	IDR for USD	UBS AG	1/28/11	2,124	15
22,085,987	IDR for USD	UBS AG	1/28/11	2,451	10
25,332,000	IDR for USD	UBS AG	1/28/11	2,811	(29)
30,504,977	IDR for USD	UBS AG	1/28/11	3,385	13
34,151,034	IDR for USD	UBS AG	1/28/11	3,790	(50)
828,841,967	IDR for USD	UBS AG	1/28/11	91,979	(320)
4,700	ILS for USD	UBS AG	1/28/11	1,324	45
5,900	ILS for USD	UBS AG	1/28/11	1,662	40
7,200	ILS for USD	UBS AG	1/28/11	2,028	31
8,000	ILS for USD	UBS AG	1/28/11	2,254	54
8,900	ILS for USD	UBS AG	1/28/11	2,507	56
11,400	ILS for USD	UBS AG	1/28/11	3,211	94
13,600	ILS for USD	UBS AG	1/28/11	3,831	42
317,700	ILS for USD	UBS AG	1/28/11	89,496	2,170
126,000	INR for USD	UBS AG	1/28/11	2,810	52
128,000	INR for USD	UBS AG	1/28/11	2,855	53
156,000	INR for USD	UBS AG	1/28/11	3,479	(18)
181,000	INR for USD	UBS AG	1/28/11	4,037	58

Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
213,000	INR for USD	UBS AG	1/28/11	$4,750	$31
238,000	INR for USD	UBS AG	1/28/11	5,308	(3)
364,000	INR for USD	UBS AG	1/28/11	8,118	161
6,902,000	INR for USD	UBS AG	1/28/11	153,929	1,233
228,999	ISK for USD	Deutsche Bank AG	1/28/11	1,319	—
158,000	JPY for USD	UBS AG	1/28/11	1,947	54
587,000	JPY for USD	Westpac Banking Corp.	1/28/11	7,232	74
612,000	JPY for USD	UBS AG	1/28/11	7,540	224
776,000	JPY for USD	Westpac Banking Corp.	1/28/11	9,561	74
845,000	JPY for USD	HSBC Bank plc	1/28/11	10,411	7
927,000	JPY for USD	Westpac Banking Corp.	1/28/11	11,421	335
1,408,000	JPY for USD	UBS AG	1/28/11	17,347	(101)
15,659,079	JPY for USD	Westpac Banking Corp.	1/28/11	192,924	51
2,923,003	KRW for USD	HSBC Bank plc	1/28/11	2,589	(40)
3,021,999	KRW for USD	HSBC Bank plc	1/28/11	2,677	(27)
4,239,995	KRW for USD	HSBC Bank plc	1/28/11	3,756	81
4,998,005	KRW for USD	HSBC Bank plc	1/28/11	4,427	35
5,792,004	KRW for USD	HSBC Bank plc	1/28/11	5,130	29
5,958,002	KRW for USD	HSBC Bank plc	1/28/11	5,277	(17)
6,361,006	KRW for USD	HSBC Bank plc	1/28/11	5,634	132
7,890,999	KRW for USD	HSBC Bank plc	1/28/11	6,990	119
10,229,001	KRW for USD	HSBC Bank plc	1/28/11	9,060	(110)
11,452,005	KRW for USD	HSBC Bank plc	1/28/11	10,144	224
296,351,997	KRW for USD	HSBC Bank plc	1/28/11	262,497	(857)
25,000	MXN for USD	Barclays Bank plc	1/28/11	2,021	(1)
110,000	MXN for USD	Barclays Bank plc	1/28/11	8,892	(94)
117,000	MXN for USD	Barclays Bank plc	1/28/11	9,458	(1)
121,000	MXN for USD	Barclays Bank plc	1/28/11	9,782	45
128,000	MXN for USD	Barclays Bank plc	1/28/11	10,347	(46)
138,000	MXN for USD	Barclays Bank plc	1/28/11	11,156	(69)
171,000	MXN for USD	Barclays Bank plc	1/28/11	13,824	(24)
178,000	MXN for USD	Barclays Bank plc	1/28/11	14,389	(26)
184,000	MXN for USD	Barclays Bank plc	1/28/11	14,875	80
208,000	MXN for USD	Barclays Bank plc	1/28/11	16,815	138
233,000	MXN for USD	Barclays Bank plc	1/28/11	18,836	193
8,881,000	MXN for USD	Barclays Bank plc	1/28/11	717,938	6,433
6,900	MYR for USD	Westpac Banking Corp.	1/28/11	2,251	57
8,300	MYR for USD	Westpac Banking Corp.	1/28/11	2,708	66
9,300	MYR for USD	Westpac Banking Corp.	1/28/11	3,034	48
12,600	MYR for USD	Westpac Banking Corp.	1/28/11	4,111	111
14,000	MYR for USD	Westpac Banking Corp.	1/28/11	4,568	56
21,200	MYR for USD	Westpac Banking Corp.	1/28/11	6,917	199
23,300	MYR for USD	Westpac Banking Corp.	1/28/11	7,602	71
475,300	MYR for USD	Westpac Banking Corp.	1/28/11	155,070	2,102
15,500	NOK for USD	Westpac Banking Corp.	1/28/11	2,653	11
417,700	NOK for USD	Deutsche Bank AG	1/28/11	71,498	662
541,900	NOK for USD	Westpac Banking Corp.	1/28/11	92,758	3,798
1,500	NZD for USD	Westpac Banking Corp.	1/28/11	1,167	35
8,100	NZD for USD	Westpac Banking Corp.	1/28/11	6,299	43

Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
8,300	NZD for USD	Westpac Banking Corp.	1/28/11	$6,455	$86
13,800	NZD for USD	Westpac Banking Corp.	1/28/11	10,732	466
20,900	NZD for USD	HSBC Bank plc	1/28/11	16,254	619
22,600	NZD for USD	UBS AG	1/28/11	17,576	879
303,000	NZD for USD	Westpac Banking Corp.	1/28/11	235,637	10,360
46,000	PHP for USD	Westpac Banking Corp.	1/28/11	1,056	(7)
55,000	PHP for USD	Westpac Banking Corp.	1/28/11	1,263	4
65,000	PHP for USD	Westpac Banking Corp.	1/28/11	1,493	(31)
74,000	PHP for USD	Westpac Banking Corp.	1/28/11	1,699	3
77,000	PHP for USD	Westpac Banking Corp.	1/28/11	1,768	(15)
85,000	PHP for USD	Westpac Banking Corp.	1/28/11	1,952	38
117,000	PHP for USD	Westpac Banking Corp.	1/28/11	2,687	6
2,826,000	PHP for USD	Westpac Banking Corp.	1/28/11	64,891	(29)
12,000	PLN for USD	Deutsche Bank AG	1/28/11	4,047	(153)
49,000	RUB for USD	UBS AG	1/28/11	1,604	27
70,000	RUB for USD	UBS AG	1/28/11	2,291	23
81,000	RUB for USD	UBS AG	1/28/11	2,651	29
87,000	RUB for USD	UBS AG	1/28/11	2,847	66
104,000	RUB for USD	UBS AG	1/28/11	3,404	29
163,000	RUB for USD	UBS AG	1/28/11	5,335	179
171,000	RUB for USD	UBS AG	1/28/11	5,597	14
3,334,000	RUB for USD	UBS AG	1/28/11	109,116	504
31,300	SEK for USD	Westpac Banking Corp.	1/28/11	4,650	24
40,400	SEK for USD	UBS AG	1/28/11	6,002	(64)
83,100	SEK for USD	Barclays Bank plc	1/28/11	12,346	(93)
90,800	SEK for USD	Westpac Banking Corp.	1/28/11	13,490	409
127,200	SEK for USD	Westpac Banking Corp.	1/28/11	18,897	320
164,200	SEK for USD	HSBC Bank plc	1/28/11	24,394	49
2,011,600	SEK for USD	Deutsche Bank AG	1/28/11	298,852	537
1,800	SGD for USD	HSBC Bank plc	1/28/11	1,403	—
2,000	SGD for USD	HSBC Bank plc	1/28/11	1,558	22
2,300	SGD for USD	HSBC Bank plc	1/28/11	1,792	29
2,400	SGD for USD	HSBC Bank plc	1/28/11	1,870	6
2,700	SGD for USD	HSBC Bank plc	1/28/11	2,104	24
3,100	SGD for USD	HSBC Bank plc	1/28/11	2,416	25
3,200	SGD for USD	HSBC Bank plc	1/28/11	2,493	62
3,400	SGD for USD	HSBC Bank plc	1/28/11	2,649	66
3,400	SGD for USD	HSBC Bank plc	1/28/11	2,649	5
3,900	SGD for USD	HSBC Bank plc	1/28/11	3,039	67
145,800	SGD for USD	HSBC Bank plc	1/28/11	113,609	1,295
61,000	THB for USD	Westpac Banking Corp.	1/28/11	2,023	(13)
68,000	THB for USD	Westpac Banking Corp.	1/28/11	2,255	(12)
86,000	THB for USD	Westpac Banking Corp.	1/28/11	2,852	2
95,000	THB for USD	Westpac Banking Corp.	1/28/11	3,150	(7)
101,000	THB for USD	Westpac Banking Corp.	1/28/11	3,349	(74)
113,000	THB for USD	Westpac Banking Corp.	1/28/11	3,747	(64)
127,000	THB for USD	Westpac Banking Corp.	1/28/11	4,212	(12)
3,746,000	THB for USD	Westpac Banking Corp.	1/28/11	124,225	(828)
23,000	TRY for USD	Deutsche Bank AG	1/28/11	14,854	(1,019)

Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
46,000	TWD for USD	HSBC Bank plc	1/28/11	$1,592	$87
61,000	TWD for USD	HSBC Bank plc	1/28/11	2,111	63
61,000	TWD for USD	HSBC Bank plc	1/28/11	2,111	75
90,000	TWD for USD	HSBC Bank plc	1/28/11	3,115	123
98,000	TWD for USD	HSBC Bank plc	1/28/11	3,392	148
104,000	TWD for USD	HSBC Bank plc	1/28/11	3,599	162
131,000	TWD for USD	HSBC Bank plc	1/28/11	4,534	145
161,000	TWD for USD	HSBC Bank plc	1/28/11	5,572	227
162,000	TWD for USD	HSBC Bank plc	1/28/11	5,607	231
5,813,000	TWD for USD	HSBC Bank plc	1/28/11	201,179	9,331
				$9,368,588	$70,818

(Value on Settlement Date $9,297,770)

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
6	U.S. Long Bond	March 2011	$732,750	$(30,485)

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
19	U.S. Treasury 2-Year Notes	March 2011	$4,159,219	$10,460

Notes to Schedule of Investments

ADR = American Depositary Receipt

AUD = Australian Dollar

BRL = Brazilian Real

CAD = Canadian Dollar

CHF = Swiss Franc

CLP = Chilean Peso

CNY = Chinese Yuan

COP = Colombian Peso

CZK = Czech Koruna

DB = Deutsche Bank

ETF = Exchange-Traded Fund

EUR = Euro

GBP = British Pound

GSCI = Goldman Sachs Commodities Index

HKD = Hong Kong Dollar

HUF = Hungarian Forint

IDR = Indonesian Rupiah

ILS = Israeli Shekel

INR = Indian Rupee

ISK = Icelandic Krona

JPY = Japanese Yen

KRW = Korea Won

LB-UBS = Lehman Brothers, Inc. — UBS AG

MASTR = Mortgage Asset Securitization Transactions, Inc.

MXN = Mexican Peso

MYR = Malaysian Ringgit

NCUA = National Credit Union Administration

NOK = Norwegian Krone

NZD = New Zealand Dollar

PEN = Peruvian Nuevo Sol

PHP = Philippine Peso

PLN = Polish Zloty

RUB = Russian Rouble

SEK = Swedish Krona

SEQ = Sequential Payer

SGD = Singapore Dollar

THB = Thai Baht

TRY = Turkish Lira

TWD = Taiwanese Dollar

USD = United States Dollar

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

ZAR = South African Rand

(1)     Security, or a portion thereof, has been segregated for forward foreign currency exchange contracts and/or futures contracts.
          At the period end, the aggregate value of securities pledged was $14,531,000.

(2)     Non-income producing.

(3)     Industry is less than 0.05% of total net assets.

(4)     Final maturity date indicated, unless otherwise noted.

(5)     The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

Statement of Assets and Liabilities

DECEMBER 31, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $33,760,406)	$35,453,097
Receivable for capital shares sold	70,054
Unrealized gain on forward foreign currency exchange contracts	130,745
Receivable for variation margin on futures contracts	6,750
Dividends and interest receivable	141,574
35,802,220

Liabilities
Disbursements in excess of demand deposit cash	2,578
Payable for capital shares redeemed	1,078
Payable for variation margin on futures contracts	5,047
Unrealized loss on forward foreign currency exchange contracts	64,026
Accrued management fees	27,159
Distribution fees payable	1,704
101,592

Net Assets	$35,700,628

Net Assets Consist of:
Capital (par value and paid-in surplus)	$34,066,894
Accumulated net investment loss	(369,969)
Undistributed net realized gain	264,318
Net unrealized appreciation	1,739,385
$35,700,628

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$27,075,920	2,604,173	$10.40
Institutional Class, $0.01 Par Value	$2,464,779	237,185	$10.39
A Class, $0.01 Par Value	$5,385,731	518,147	$10.39	*
C Class, $0.01 Par Value	$667,056	64,196	$10.39
R Class, $0.01 Par Value	$107,142	10,309	$10.39

*	Maximum offering price $11.02 (net asset value divided by 0.9425)

See Notes to Financial Statements.

Statement of Operations

FOR THE SIX MONTHS ENDED DECEMBER 31, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $525)	$36,845
Interest	58,388
95,233

Expenses:
Management fees	136,074
Distribution and service fees:
A Class	5,433
C Class	3,093
R Class	367
Directors’ fees and expenses	189
Other expenses	101
145,257
Fees waived	(17,764)
127,493

Net investment income (loss)	(32,260)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(1,034)
Futures contract transactions	(22,006)
Foreign currency transactions	291,181
268,141

Change in net unrealized appreciation (depreciation) on:
Investments	1,870,598
Futures contracts	(20,906)
Translation of assets and liabilities in foreign currencies	87,055
1,936,747

Net realized and unrealized gain (loss)	2,204,888

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,172,628

See Notes to Financial Statements.

Statement of Changes in Net Assets

SIX MONTHS ENDED DECEMBER 31, 2010 (UNAUDITED) AND PERIOD ENDED JUNE 30, 2010
Increase (Decrease) in Net Assets	December 31, 2010	June 30, 2010(1)
Operations
Net investment income (loss)	$(32,260)	$6,621
Net realized gain (loss)	268,141	(14,951)
Change in net unrealized appreciation (depreciation)	1,936,747	(197,362)
Net increase (decrease) in net assets resulting from operations	2,172,628	(205,692)

Distributions to Shareholders
From net investment income:
Investor Class	(262,159)	—
Institutional Class	(27,223)	—
A Class	(40,461)	—
C Class	(2,042)	—
R Class	(682)	—
From net realized gains:
Investor Class	(1,772)	—
Institutional Class	(176)	—
A Class	(301)	—
C Class	(65)	—
R Class	(11)	—
Decrease in net assets from distributions	(334,892)	—

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	25,805,693	8,262,891

Net increase (decrease) in net assets	27,643,429	8,057,199

Net Assets
Beginning of period	8,057,199	—
End of period	$35,700,628	$8,057,199

Accumulated net investment loss	$(369,969)	$(5,142)

(1)	April 30, 2010 (fund inception) through June 30, 2010.

See Notes to Financial Statements.

Notes to Financial Statements

DECEMBER 31, 2010 (UNAUDITED)

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. Strategic Inflation Opportunities Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek total real return (total return reduced by the expected impact of inflation). The fund pursues its objective by diversifying investments among U.S. Treasury inflation-indexed and other U.S. fixed-income securities, commodity-related investments, and non-U.S. dollar investments.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. All classes of the fund commenced sale on April 30, 2010, the fund’s inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Investments in open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Commodity Exchange-Traded Funds — The fund may invest in exchange-traded funds of underlying commodities (Commodity ETFs). Commodity ETFs are a type of index fund bought and sold on a securities exchange. A Commodity ETF trades like common stock and represents a portfolio designed to track the performance of a particular index of a physical commodity or group of physical commodities. The fund may purchase a Commodity ETF to gain exposure to the underlying physical commodities. The risks of owning a Commodity ETF generally reflect the risks of owning the underlying commodities they are designed to track, although a lack of liquidity on a Commodity ETF could result in it being more volatile. Commodities markets have historically been extremely volatile. Additionally, Commodity ETFs have fees and expenses that reduce their value.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the fund remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.7754% to 0.8929%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. During the six months ended December 31, 2010, the investment advisor voluntarily agreed to waive 0.14% of its management fee. The investment advisor expects the fee waiver to continue through July 31, 2011, and cannot terminate it without consulting the Board of Directors. The total amount of the waiver for each class for the six months ended December 31, 2010 was $13,078, $1,108, $3,042, $433 and $103 for the Investor Class, Institutional Class, A Class, C Class and R Class, respectively. The effective annual management fee before waiver for each class for the six months ended December 31, 2010 was 1.09% for the Investor Class, A Class, C Class and R Class and 0.89% for the Institutional Class. The effective annual management fee after waiver for each class for the six months ended December 31, 2010 was 0.95% for the Investor Class, A Class, C Class and R Class and 0.75% for the Institutional Class.

Distribution and Service Fees— The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended December 31, 2010, are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the six months ended December 31, 2010, totaled $22,868,726, of which $14,999,957 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the six months ended December 31, 2010, totaled $4,180,510, of which $2,819,384 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended December 31, 2010		Period ended June 30, 2010(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	100,000,000		100,000,000
Sold	2,296,965	$22,890,526	452,024	$4,422,423
Issued in reinvestment of distributions	20,247	208,747	—	—
Redeemed	(134,676)	(1,372,048)	(30,387)	(291,564)
	2,182,536	21,727,225	421,637	4,130,859
Institutional Class/Shares Authorized	50,000,000		50,000,000
Sold	236,611	2,374,006	15,000	150,000
Issued in reinvestment of distributions	2,657	27,389	—	—
Redeemed	(17,083)	(176,568)	—	—
	222,185	2,224,827	15,000	150,000
A Class/Shares Authorized	50,000,000		50,000,000
Sold	395,641	4,007,950	354,272	3,487,032
Issued in reinvestment of distributions	3,820	39,392	—	—
Redeemed	(233,014)	(2,408,995)	(2,572)	(25,000)
	166,447	1,638,347	351,700	3,462,032
C Class/Shares Authorized	50,000,000		50,000,000
Sold	58,599	587,946	37,204	370,000
Issued in reinvestment of distributions	191	1,964	—	—
Redeemed	(31,798)	(326,281)	—	—
	26,992	263,629	37,204	370,000
R Class/Shares Authorized	50,000,000		50,000,000
Sold	242	2,472	15,000	150,000
Issued in reinvestment of distributions	67	693	—	—
Redeemed	(5,000)	(51,500)	—	—
	(4,691)	(48,335)	15,000	150,000
Net increase (decrease)	2,593,469	$25,805,693	840,541	$8,262,891

(1)	April 30, 2010 (fund inception) through June 30, 2010.

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
U.S. Treasury Securities	—	$16,047,242	—
Domestic Common Stocks	$3,721,933	—	—
Foreign Common Stocks & Rights	1,632,788	713,018	—
Commodity ETFs	2,869,090	—	—
Collateralized Mortgage Obligations	—	614,917	—
Commercial Mortgage-Backed Securities	—	539,175	—
Corporate Bonds	—	341,185	—
Temporary Cash Investments	5,473,770	3,499,979	—
Total Value of Investment Securities	$13,697,581	$21,755,516	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$66,719	—
Futures Contracts	$(20,025)	—	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$(20,025)	$66,719	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations, or to shift exposure to the fluctuations in the value of foreign currencies from one foreign currency to another foreign currency. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation)

on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of December 31, 2010
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	$130,745	Unrealized loss on forward foreign currency exchange contracts	$64,026
Interest Rate Risk	Receivable for variation margin on futures contracts	6,750	Payable for variation margin on futures contracts	5,047
		$137,495		$69,073

Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended December 31, 2010
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	$291,119	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$87,055
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(22,006)	Change in net unrealized appreciation (depreciation) on futures contract	(20,906)
		$269,113		$66,149

8. Risk Factors

The fund may concentrate its investments in a narrow segment of the total market. Because of this, the fund may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

There are certain risks involved with investing in forward foreign currency exchange contracts. Changes in the value of foreign currencies against the U.S. dollar could result in gains or losses to the fund. The value of a share of the fund is determined in U.S. dollars. As a result, the fund could recognize a gain or loss based solely upon a change in the exchange rate between the foreign currency and the U.S. dollar. Changes in exchange rates may increase losses and lower gains from the fund’s investments. The overall impact on the fund may be significant depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar. Currency trends are unpredictable and exchange rates in foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

The fund’s commodity-related investments may be subject to greater volatility than investments in traditional securities. The value of the fund’s commodity-related investments may be affected by changes in overall market movements, interest rate changes, and volatility in commodity-related indices. The value of these investments may also be affected by factors affecting a particular commodity, such as weather, disease, embargoes, tariffs, taxes and economic, political and regulatory developments.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$33,775,302
Gross tax appreciation of investments	$1,714,290
Gross tax depreciation of investments	(36,495)
Net tax appreciation (depreciation) of investments	$1,677,795

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

The fund had a currency loss deferral of $(26,813), which represent net foreign currency losses incurred in the two-month period ended June 30, 2010. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(1)		2010(2)
Per-Share Data
Net Asset Value, Beginning of Period	$9.59		$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	(0.01)		0.01
Net Realized and Unrealized Gain (Loss)	0.92		(0.42)
Total From Investment Operations	0.91		(0.41)
Distributions
From Net Investment Income	(0.10)		—
From Net Realized Gains	—	(4)	—
Total Distributions	(0.10)		—
Net Asset Value, End of Period	$10.40		$9.59

Total Return(5)	9.52%		(4.10)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets(6)	0.95	%(7)	0.95	%(7)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)(6)	1.09	%(7)	1.09	%(7)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.20	)%(7)	0.79	%(7)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	(0.34	)%(7)	0.65	%(7)
Portfolio Turnover Rate	24%		0%
Net Assets, End of Period (in thousands)	$27,076		$4,044

(1)	Six months ended December 31, 2010 (unaudited).

(2)	April 30, 2010 (fund inception) through June 30, 2010.

(3)	Computed using average shares outstanding throughout the period.

(4)	Per-share amount was less than $0.005.

(5)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(6)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(7)	Annualized.

See Notes to Financial Statements.

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(1)		2010(2)
Per-Share Data
Net Asset Value, Beginning of Period	$9.59		$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	—	(4)	0.02
Net Realized and Unrealized Gain (Loss)	0.92		(0.43)
Total From Investment Operations	0.92		(0.41)
Distributions
From Net Investment Income	(0.12)		—
From Net Realized Gains	—	(4)	—
Total Distributions	(0.12)		—
Net Asset Value, End of Period	$10.39		$9.59

Total Return(5)	9.56%		(4.10)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets(6)	0.75	%(7)	0.75	%(7)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)(6)	0.89	%(7)	0.89	%(7)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.00	%(7)(8)	0.99	%(7)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	(0.14	)%(7)	0.85	%(7)
Portfolio Turnover Rate	24%		0%
Net Assets, End of Period (in thousands)	$2,465		$144

(1)	Six months ended December 31, 2010 (unaudited).

(2)	April 30, 2010 (fund inception) through June 30, 2010.

(3)	Computed using average shares outstanding throughout the period.

(4)	Per-share amount was less than $0.005.

(5)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(6)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(7)	Annualized.

(8)	Ratio was less than 0.005%.

  See Notes to Financial Statements.

A Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(1)		2010(2)
Per-Share Data
Net Asset Value, Beginning of Period	$9.58		$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	(0.02)		0.01
Net Realized and Unrealized Gain (Loss)	0.91		(0.43)
Total From Investment Operations	0.89		(0.42)
Distributions
From Net Investment Income	(0.08)		—
From Net Realized Gains	—	(4)	—
Total Distributions	(0.08)		—
Net Asset Value, End of Period	$10.39		$9.58

Total Return(5)	9.35%		(4.20)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets(6)	1.20	%(7)	1.20	%(7)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)(6)	1.34	%(7)	1.34	%(7)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.45	)%(7)	0.54	%(7)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	(0.59	)%(7)	0.40	%(7)
Portfolio Turnover Rate	24%		0%
Net Assets, End of Period (in thousands)	$5,386		$3,370

(1)	Six months ended December 31, 2010 (unaudited).

(2)	April 30, 2010 (fund inception) through June 30, 2010.

(3)	Computed using average shares outstanding throughout the period.

(4)	Per-share amount was less than $0.005.

(5)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(6)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(7)	Annualized.

See Notes to Financial Statements.

C Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(1)		2010(2)
Per-Share Data
Net Asset Value, Beginning of Period	$9.57		$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	(0.06)		—	(4)
Net Realized and Unrealized Gain (Loss)	0.91		(0.43)
Total From Investment Operations	0.85		(0.43)
Distributions
From Net Investment Income	(0.03)		—
From Net Realized Gains	—	(4)	—
Total Distributions	(0.03)		—
Net Asset Value, End of Period	$10.39		$9.57

Total Return(5)	8.91%		(4.30)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets(6)	1.95	%(7)	1.95	%(7)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)(6)	2.09	%(7)	2.09	%(7)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.20	)%(7)	(0.21	)%(7)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	(1.34	)%(7)	(0.35	)%(7)
Portfolio Turnover Rate	24%		0%
Net Assets, End of Period (in thousands)	$667		$356

(1)	Six months ended December 31, 2010 (unaudited).

(2)	April 30, 2010 (fund inception) through June 30, 2010.

(3)	Computed using average shares outstanding throughout the period.

(4)	Per-share amount was less than $0.005.

(5)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(6)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(7)	Annualized.

See Notes to Financial Statements.

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(1)		2010(2)
Per-Share Data
Net Asset Value, Beginning of Period	$9.58		$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	(0.04)		0.01
Net Realized and Unrealized Gain (Loss)	0.92		(0.43)
Total From Investment Operations	0.88		(0.42)
Distributions
From Net Investment Income	(0.07)		—
From Net Realized Gains	—	(4)	—
Total Distributions	(0.07)		—
Net Asset Value, End of Period	$10.39		$9.58

Total Return(5)	9.16%		(4.20)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets(6)	1.45	%(7)	1.45	%(7)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)(6)	1.59	%(7)	1.59	%(7)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.70	)%(7)	0.29	%(7)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	(0.84	)%(7)	0.15	%(7)
Portfolio Turnover Rate	24%		0%
Net Assets, End of Period (in thousands)	$107		$144

(1)	Six months ended December 31, 2010 (unaudited).

(2)	April 30, 2010 (fund inception) through June 30, 2010.

(3)	Computed using average shares outstanding throughout the period.

(4)	Per-share amount was less than $0.005.

(5)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(6)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(7)	Annualized.

See Notes to Financial Statements.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor
©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SAN-70494   1102

SEMIANNUAL REPORT                      DECEMBER 31, 2010

Utilities Fund

President’s Letter	2
Market Perspective	3
U.S. Stock Index Returns	3

Performance	4
Portfolio Commentary	5
Utilities Market Returns	6
Top Ten Holdings	7
Industry Breakdown	7
Types of Investments in Portfolio	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	10
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Notes to Financial Statements	15
Financial Highlights	19

Other Information

Additional Information	20

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

  Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended December 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

   By Scott Wittman, Chief Investment Officer, Quantitative Equity and Asset Allocation

Strong Returns for Stocks

After declining modestly overall in the first six months of 2010, the U.S. stock market rebounded sharply during the final half of the year. The broad equity indices enjoyed their best six-month period of performance in more than a year and the third-best six-month return in the past decade.

The equity market was volatile early in the period, advancing in July and falling in August as signs of a slowdown in the pace of economic activity, combined with persistent sovereign debt problems in Europe, led to concerns about a potential “double-dip” recession (a return to recession after a brief period of recovery). The uncertain outlook contributed to wide day-to-day market fluctuations as investors reacted to inconsistent economic data.

However, investor sentiment changed in September, when the market generated its best month of performance since April 2009, sparking a substantial rally that extended through the end of the year. Many segments of the economy began to show evidence of improvement, erasing concerns about a relapse into recession. In addition, another round of quantitative easing measures by the Federal Reserve and an 11th-hour extension of federal tax breaks scheduled to expire at the end of 2010 bolstered investor confidence that economic growth would continue to accelerate in 2011.

Smaller Stocks and Growth Shares Outperformed

For the six-month period, the broad U.S. equity indices gained approximately 25% overall. As the table below indicates, smaller was better—small- and mid-cap stocks led the market’s advance, with small-company stocks gaining nearly 30%. Meanwhile, growth-oriented shares solidly outpaced value issues across all market capitalizations during the period, reflecting the improving prospects for economic growth.

Every sector of the market posted double-digit gains for the six months. The most economically sensitive sectors of the market—including materials, energy, industrials, and consumer discretionary—delivered the best returns. In particular, the materials sector gained 40% thanks to a surge in commodity prices. The laggards were the more defensive segments of the market, such as health care, utilities, and consumer staples.

U.S. Stock Index Returns
For the six months ended December 31, 2010*
Russell 1000 Index (Large-Cap)	24.03%	Russell 2000 Index (Small-Cap)	29.38%
Russell 1000 Growth Index	26.37%	Russell 2000 Growth Index	32.14%
Russell 1000 Value Index	21.74%	Russell 2000 Value Index	26.58%
Russell Midcap Index	28.12%	*Total returns for periods less than one year are not annualized.
Russell Midcap Growth Index	30.71%
Russell Midcap Value Index	25.86%

3

Performance

Total Returns as of December 31, 2010
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BULIX	19.95%	11.14%	5.23%	2.64%	7.36%	3/1/93
Russell 3000 Utilities Index	—	20.60%	11.73%	4.78%	1.40%	N/A(2)	—
S&P 500 Index	—	23.27%	15.06%	2.29%	1.41%	8.10%(3)	—

(1)	Total returns for periods less than one year are not annualized.

(2)	Index data first available 7/1/96.

(3)	Since 2/28/93, the date nearest the fund’s inception for which data are available.

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2000

Total Annual Fund Operating Expenses
Investor Class 0.70%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. International investing involves special risks, such as political instability and currency fluctuations.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary

Portfolio Managers: Bill Martin and Lynette Pang

Portfolio Manager Joe Sterling left American Century Investments on December 31, 2010. With his departure, Lynette Pang, an experienced investment professional who also manages other American Century equity funds, became co-manager of Utilities with current co-manager Bill Martin.

Performance Summary

Utilities Fund returned 19.95%* for the six months ended December 31, 2010, slightly lagging the 20.60% return of its benchmark, the Russell 3000 Utilities Index. The S&P 500 Index, a broad market measure, returned 23.27%.

As described on page 3, the U.S. stock market gains for the six-month period reflected a recovering economy and improving corporate earnings. Against this backdrop, Utilities delivered gains on an absolute basis, and modestly underperformed its benchmark.

From a broad sector perspective, an underweight allocation to the telecommunications services sector represented the bulk of the portfolio’s underperformance relative to its benchmark. Partially offsetting that relative loss, an overweight allocation to the information technology and stock selection in the traditional utilities and energy sectors contributed to relative gains. Within the utilities sector, stock decisions in the gas utilities industry made a key contribution to absolute and relative gains. An underweight stake in the electric utilities industry also helped relative returns. The portfolio’s underweight allocation to the independent power producer group contributed to relative performance, but stock selection within the group erased those gains. An overweight allocation to multi-utilities detracted from relative performance.

Telecommunications Services Detracted

Within the telecommunications services sector, the portfolio’s underweight allocation to the wireless telecommunications group resulted in underperformance relative to the benchmark. In particular, the portfolio maintained an underweight position in telecommunications provider Verizon. This decision had proven advantageous in previous periods, as the company’s share price declined due to charges associated with workforce reductions and a decline in contract customers. During the current reporting period, however, Verizon produced earnings levels that exceeded analysts’ forecasts, as overall revenues increased due to improved wireless customer retention and higher data revenues.

Traditional Utilities Contributed

The traditional utilities group, which represented almost 75% of the portfolio, was a source of positive relative returns for the reporting period. Within the industry group, overweight positions in select gas utilities helped absolute and relative performance. The portfolio was rewarded for a significantly overweight position in diversified natural gas company National Fuel Gas Co., which represented the largest individual contributor to relative performance as the company’s share price gained 45%. As energy prices climbed, the diversified energy company delivered earnings that were above analysts’ expectations for the fourth quarter of 2010, and raised guidance for future earnings.

An underweight allocation to the electric utilities industry contributed to absolute and relative performance. Effective stock selection within the industry added further to gains.

*Total returns for periods less than one year are not annualized.

5

An underweight allocation to the independent power producer industry also helped relative returns, although the gains were not sufficient to compensate for poor stock selection within the group. The portfolio continued to avoid benchmark members, including electric company Dynegy, Inc. and energy company AES Corp., which had underperformed in the recent past due to weak volume. During the reporting period, however, both companies rebounded.

The portfolio avoided the water utilities group altogether. This had a negligible effect on relative performance, as water utilities delivered only modest gains within the benchmark.

Although the portfolio derived positive absolute gains from the multi-utilities industry, an overweight allocation to the group resulted in sector underperformance relative to the benchmark. In particular, the portfolio held overweight stakes in select companies that delivered positive share price results, but lagged the benchmark average.

Information Technology, Energy Helped

The information technology sector was a source of gains relative to the benchmark. Within the sector, the portfolio held two positions within the communications equipment industry group, QUALCOMM and Sierra Wireless, which are not benchmark constituents. Both companies experienced solid share price gains during the period.

The energy sector also contributed to relative returns. The portfolio held select positions within the oil, gas, and consumable fuels group that were not benchmark members, including Arch Coal, whose share price gained 78%. The company produces steam coal for use in electricity generation, and metallurgical coal, a component of steel production, and was one of several holdings involved in the production of coal that benefited from escalating coal prices in the face of rising global energy demand.

Outlook

Utilities employs a structured, disciplined investment approach. The management team incorporates both growth and value measures into its stock selection process and attempts to balance the portfolio’s risk and expected return.

The team has continued to avoid water utilities in the portfolio. The portfolio has maintained overweight positions in gas utilities and multi-utilities, as our quantitative process has identified opportunities in these areas.

Utilities Market Returns
For the six months ended December 31, 2010*
Broad U.S. Stock Market		Primary Utilities Industries in Fund Benchmark
S&P 500 Index	23.27%	Diversified Telecommunication Services	31.39%
Nasdaq Composite Index**	25.77%	Electric Utilities	14.15%
Broad Utilities Market		Multi-Utilities	14.87%
Lipper Utility Fund Index	17.95%	Gas Utilities	21.57%
Russell 3000 Utilities Index	20.60%	Wireless Telecommunication Services	13.71%
		Independent Power Producers & Energy Traders	7.02%

*	Total returns for periods less than one year are not annualized.

**	Return does not reflect the reinvestment of dividends on securities in the index. Had such reinvestments been included, returns would have been higher.

6

Top Ten Holdings
% of net assets as of 12/31/10
AT&T, Inc.	5.1%
Verizon Communications, Inc.	4.5%
CenturyLink, Inc.	3.6%
Edison International	3.3%
Public Service Enterprise Group, Inc.	3.1%
PG&E Corp.	3.1%
Southern Co.	3.0%
ONEOK, Inc.	2.9%
National Fuel Gas Co.	2.8%
NextEra Energy, Inc.	2.7%

Industry Breakdown
% of net assets as of 12/31/10
Electric Utilities	24.2%
Multi-Utilities	24.2%
Integrated Telecommunication Services	21.3%
Gas Utilities	17.9%
Wireless Telecommunication Services	4.0%
Oil & Gas Storage & Transportation	3.1%
Communications Equipment	2.1%
Independent Power Producers & Energy Traders	1.0%
Oil & Gas Exploration & Production	0.9%
Coal & Consumable Fuels	0.7%
Cash & Equivalents(1)	0.6%
(1)Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio
% of net assets as of 12/31/10
Domestic Common Stocks	91.2%
Foreign Common Stocks(2)	8.2%
Total Common Stocks	99.4%
Temporary Cash Investments	0.4%
Other Assets and Liabilities	0.2%
(2)Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 – 12/31/10	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,199.50	$3.83	0.69%
Hypothetical
Investor Class	$1,000	$1,021.73	$3.52	0.69%

*
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

DECEMBER 31, 2010 (UNAUDITED)

	Shares	Value
Common Stocks — 99.4%
COAL & CONSUMABLE FUELS—0.7%
Arch Coal, Inc.	47,700	$ 1,672,362
COMMUNICATIONS EQUIPMENT—2.1%
QUALCOMM, Inc.	75,800	3,751,342
Sierra Wireless, Inc.(1)	118,300	1,765,036
		5,516,378
ELECTRIC UTILITIES—24.2%
Allegheny Energy, Inc.	52,700	1,277,448
American Electric Power Co., Inc.	184,440	6,636,151
Duke Energy Corp.	209,604	3,733,047
E.ON AG ADR	39,800	1,210,318
Edison International	219,900	8,488,140
EDP- Energias de Portugal SA	520,200	1,731,602
EDP- Energias de Portugal SA ADR	3,300	109,725
Entergy Corp.	65,500	4,639,365
Exelon Corp.	128,500	5,350,740
FirstEnergy Corp.	53,300	1,973,166
Iberdrola SA	272,688	2,100,854
NextEra Energy, Inc.	135,900	7,065,441
PPL Corp.	189,400	4,985,008
Progress Energy, Inc.	88,000	3,826,240
Southern Co.	200,700	7,672,761
UniSource Energy Corp.	57,300	2,053,632
		62,853,638
GAS UTILITIES—17.9%
AGL Resources, Inc.	124,700	4,470,495
Atmos Energy Corp.	67,400	2,102,880
Energen Corp.	98,000	4,729,480
Laclede Group, Inc. (The)	81,800	2,988,972
National Fuel Gas Co.	109,300	7,172,266
Nicor, Inc.	108,100	5,396,352
Northwest Natural Gas Co.	58,100	2,699,907
ONEOK, Inc.	137,800	7,643,766
Questar Corp.	82,000	1,427,620
Southwest Gas Corp.	48,700	1,785,829
UGI Corp.	185,500	5,858,090
		46,275,657
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—1.0%
Constellation Energy Group, Inc.	83,100	2,545,353
INTEGRATED TELECOMMUNICATION SERVICES—21.3%
AT&T, Inc.	453,316	13,318,424
BCE, Inc.	56,800	2,014,128
CenturyLink, Inc.	204,254	9,430,407
France Telecom SA ADR	90,400	1,905,632
Frontier Communications Corp.	79,572	774,236
Koninklijke KPN NV	168,400	2,457,359
Qwest Communications International, Inc.	829,600	6,313,256
Telefonica SA ADR	20,000	1,368,400
Verizon Communications, Inc.	323,299	11,567,638
Windstream Corp.	438,700	6,115,478
		55,264,958
MULTI-UTILITIES—24.2%
Alliant Energy Corp.	35,400	1,301,658
CenterPoint Energy, Inc.	432,800	6,803,616
CMS Energy Corp.	179,100	3,331,260
Consolidated Edison, Inc.	115,600	5,730,292
Dominion Resources, Inc.	147,712	6,310,257
DTE Energy Co.	97,200	4,405,104
MDU Resources Group, Inc.	121,000	2,452,670
NiSource, Inc.	82,900	1,460,698
NSTAR	113,642	4,794,556
PG&E Corp.	166,200	7,951,008
Public Service Enterprise Group, Inc.	253,400	8,060,654
SCANA Corp.	50,200	2,038,120
Sempra Energy	49,100	2,576,768
Wisconsin Energy Corp.	21,300	1,253,718
Xcel Energy, Inc.	180,400	4,248,420
		62,718,799
OIL & GAS EXPLORATION & PRODUCTION—0.9%
QEP Resources, Inc.	65,900	2,392,829
OIL & GAS STORAGE & TRANSPORTATION—3.1%
El Paso Corp.	336,100	4,624,736
Williams Cos., Inc. (The)	142,400	3,520,128
		8,144,864
WIRELESS TELECOMMUNICATION SERVICES—4.0%
America Movil SAB de CV, Series L ADR	42,900	2,459,886
China Mobile Ltd. ADR	35,900	1,781,358
Sprint Nextel Corp.(1)	903,042	3,819,868
Vodafone Group plc ADR	83,000	2,193,690
		10,254,802
TOTAL COMMON STOCKS(Cost $211,651,867)		257,639,640

10

Shares	Value
Temporary Cash Investments — 0.4%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	92,617	$ 92,617
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 2.25%, 1/31/15, valued at $1,122,333), in a joint trading account at 0.12%, dated 12/31/10, due 1/3/11 (Delivery value $1,100,011)		1,100,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,192,617)		1,192,617
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $212,844,484)		258,832,257
OTHER ASSETS AND LIABILITIES — 0.2%		460,161
TOTAL NET ASSETS — 100.0%		$259,292,418

Notes to Schedule of Investments

ADR = American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $212,844,484)	$258,832,257
Receivable for capital shares sold	75,812
Dividends and interest receivable	747,322
259,655,391

Liabilities
Payable for capital shares redeemed	214,338
Accrued management fees	148,635
362,973

Net Assets	$259,292,418

Investor Class Capital Shares, $0.01 Par Value
Shares authorized	80,000,000
Shares outstanding	17,462,956

Net Asset Value Per Share	$14.85

Net Assets Consist of:
Capital (par value and paid-in surplus)	$228,893,048
Accumulated net investment loss	(2,698)
Accumulated net realized loss	(15,585,917)
Net unrealized appreciation	45,987,985
$259,292,418

See Notes to Financial Statements.

12

Statement of Operations

FOR THE SIX MONTHS ENDED DECEMBER 31, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $8,919)	$5,230,638
Interest	1,113
5,231,751
Expenses:
Management fees	860,242
Directors’ fees and expenses	2,383
Other expenses	8,850
871,475

Net investment income (loss)	4,360,276

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment and foreign currency transactions	2,444,716
Change in net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	37,733,957

Net realized and unrealized gain (loss)	40,178,673

Net Increase (Decrease) in Net Assets Resulting from Operations	$44,538,949

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

SIX MONTHS ENDED DECEMBER 31, 2010 (UNAUDITED) AND YEAR ENDED JUNE 30, 2010
Increase (Decrease) in Net Assets	December 31, 2010	June 30, 2010
Operations
Net investment income (loss)	$4,360,276	$9,187,273
Net realized gain (loss)	2,444,716	(6,893,889)
Change in net unrealized appreciation (depreciation)	37,733,957	10,462,991
Net increase (decrease) in net assets resulting from operations	44,538,949	12,756,375

Distributions to Shareholders
From net investment income	(4,834,564)	(8,908,274)

Capital Share Transactions
Proceeds from shares sold	12,574,221	38,240,653
Proceeds from reinvestment of distributions	4,523,872	8,390,010
Payments for shares redeemed	(25,611,274)	(59,111,698)
Net increase (decrease) in net assets from capital share transactions	(8,513,181)	(12,481,035)

Net increase (decrease) in net assets	31,191,204	(8,632,934)

Net Assets
Beginning of period	228,101,214	236,734,148
End of period	$259,292,418	$228,101,214

Accumulated undistributed net investment income (loss)	$(2,698)	$471,590

Transactions in Shares of the Fund
Sold	883,665	2,863,153
Issued in reinvestment of distributions	314,084	622,364
Redeemed	(1,814,102)	(4,462,805)
Net increase (decrease) in shares of the fund	(616,353)	(977,288)

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2010 (UNAUDITED)

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. Utilities Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek current income and long-term growth of capital and income. The fund invests at least 80% of its assets in equity securities of companies engaged in the utilities industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

15

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

16

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200%. The rates for the Complex Fee range from 0.2500% to 0.3100%. The effective annual management fee for the six months ended December 31, 2010 was 0.69%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended December 31, 2010, were $8,239,963 and $15,489,817, respectively.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

17

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$236,541,652	—	—
Foreign Common Stocks	14,808,173	$6,289,815	—
Temporary Cash Investments	92,617	1,100,000	—
Total Value of Investment Securities	$251,442,442	$7,389,815	—

6. Risk Factors

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

7. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$213,486,715
Gross tax appreciation of investments	$54,526,219
Gross tax depreciation of investments	(9,180,677)
Net tax appreciation (depreciation) of investments	$45,345,542

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of June 30, 2010, the fund had accumulated capital losses of $(14,489,405), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(492,967), $(2,580,682) and $(11,415,756) expire in 2011, 2017 and 2018, respectively.

The fund has elected to treat $(3,007,345) of net capital losses incurred in the eight-month period ended June 30, 2010, as having been incurred in the following fiscal year for federal income tax purposes.

18

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(1)		2010	2009	2008	2007(2)		2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$12.62		$12.42	$17.46	$18.04	$16.30		$13.40	$12.08
Income From Investment Operations
Net Investment Income (Loss)(3)	0.25		0.49	0.46	0.39	0.20		0.38	0.40
Net Realized and Unrealized Gain (Loss)	2.26		0.19	(4.98)	(0.61)	1.70		2.92	1.32
Total From Investment Operations	2.51		0.68	(4.52)	(0.22)	1.90		3.30	1.72
Distributions
From Net Investment Income	(0.28)		(0.48)	(0.52)	(0.36)	(0.16)		(0.40)	(0.40)
Net Asset Value, End of Period	$14.85		$12.62	$12.42	$17.46	$18.04		$16.30	$13.40

Total Return(4)	19.95%		5.30%	(25.89)%	(1.26)%	11.71%		24.99%	14.30%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.69	%(5)	0.70%	0.70%	0.68%	0.67	%(5)	0.68%	0.67%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.47	%(5)	3.75%	3.54%	2.16%	2.30	%(5)	2.62%	3.09%
Portfolio Turnover Rate	3%		11%	14%	19%	20%		45%	21%
Net Assets, End of Period (in thousands)	$259,292		$228,101	$236,734	$387,070	$502,099		$336,672	$292,575

(1)	Six months ended December 31, 2010 (unaudited).

(2)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(3)	Computed using average shares outstanding throughout the period.

(4)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(5)	Annualized.

See Notes to Financial Statements.

19

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

20

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor
©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SAN-70486   1102

SEMIANNUAL REPORT              DECEMBER 31, 2010

Global Gold Fund

President’s Letter	2
Market Perspective	3
Six-Month Total Returns	3

Performance	4
Portfolio Commentary	6
Market Returns	7
Top Ten Holdings	8
Geographic Composition	8
Types of Investments in Portfolio	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	22

Other Information

Additional Information	28

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

    Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended December 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

    By Scott Wittman, Chief Investment Officer, Quantitative Equity and Asset Allocation

Economic Optimism Took Hold

The six-month period began on a defensive note, as sovereign debt problems in Europe, combined with plunging global stock markets and concerns about a “double-dip” recession in the United States, sent investors seeking “safe-haven” investments, including U.S. Treasury securities and gold.

In the second half of the period, fears of recession gave way to a fresh round of economic optimism. Manufacturing, retail sales, and consumer-spending gains helped calm investors’ fears, while actions by Washington, D.C., policymakers triggered a brighter outlook. In an attempt to boost economic growth (by increasing the money supply, lowering bond yields, and encouraging the purchase of financial assets), the Federal Reserve (the Fed) launched its controversial second round of quantitative easing, or “QE2.” Additionally, Congress voted to extend the prevailing federal income tax rates for two years, putting an end to the tax-policy uncertainty that had gripped the financial markets.

In this environment, global stocks rallied sharply to post strong gains for the six-month period. Commodity prices also advanced on growing global demand.

Gold Prices Rose as Dollar Tumbled

Gold prices continued to surge during the period, benefiting from sovereign-debt problems in several European nations and fiscal and monetary stimulus measures in the United States. Strong demand for gold caused the price of an ounce of gold bullion to increase from $1,244 on June 30, 2010, to $1,406 on December 31, 2010, short of the all-time high of $1,431 recorded in early December.

The potential inflationary implications of QE2 caused the U.S. dollar to decline versus the euro and other major trading partners. At the same time, weak economic growth helped contain the U.S. headline inflation rate, which ended the period at 1.5%, as measured by the year-to-year change in the Consumer Price Index. Nevertheless, the extraordinary amount of fiscal and monetary stimulus still working through the financial system eventually may lead to higher inflation and a weaker U.S. dollar than are currently reflected in the market. Ultimately, this scenario should help push gold prices higher.

Six-Month Total Returns
As of December 31, 2010*
London Gold PM Fix, in U.S. dollars	12.98%
U.S. Dollar vs. Euro (Calculated on the basis of euro per one U.S. dollar)	-8.55%
S&P Goldman Sachs Commodities Index (total returns)	22.79%

*Total returns for periods less than one year are not annualized.

3

Performance

Total Returns as of December 31, 2010
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year(2)	5 years	10 years	Since Inception	Inception Date
Investor Class	BGEIX	26.91%	44.76%	17.15%	24.44%	6.54%	8/17/88
NYSE Arca Gold Miners Index	—	19.26%	34.76%	14.65%	N/A(3)	N/A(3)	—
MSCI World Index	—	23.96%	11.76%	2.43%	2.31%	6.81%(4)	—
FTSE Gold Mines Index	—	16.56%	29.93%	13.60%	20.36%	N/A(5)	—
Institutional Class	AGGNX	26.99%	44.98%	—	—	14.93%	9/28/07
A Class(6) No sales charge* With sales charge*	ACGGX	26.76% 19.47%	44.37% 36.07%	16.86% 15.49%	24.13% 23.41%	13.28% 12.75%	5/6/98
B Class No sales charge* With sales charge*	AGYBX	26.23% 21.23%	43.26% 39.26%	— —	— —	13.55% 12.86%	9/28/07
C Class No sales charge* With sales charge*	AGYCX	26.22% 25.22%	43.24% 43.24%	— —	— —	13.56% 13.56%	9/28/07
R Class	AGGWX	26.58%	44.02%	—	—	14.13%	9/28/07

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.

(2)	Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

(3)	Benchmark data first available 2/1/05.

(4)	Since 8/31/88, the date nearest the Investor Class’s inception for which data are available.

(5)	Benchmark data first available 9/22/98.

(6)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Growth of $10,000 Over 10 Years*
$10,000 investment made December 31, 2000

*Since NYSE Arca Gold Miners Index data is only available from 2/1/05, it is not included in the line chart.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
0.69%	0.49%	0.94%	1.69%	1.69%	1.19%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Portfolio Commentary

Portfolio Managers: Bill Martin and Lynette Pang

Portfolio Manager Joe Sterling left American Century Investments on December 31, 2010. With his departure, Lynette Pang, an experienced investment professional who also manages other American Century equity funds, became co-manager of the Global Gold Fund with current co-manager Bill Martin.

Performance Summary

Global Gold advanced 26.91%* for the six months ended December 31, 2010. The portfolio’s benchmark, the NYSE Arca Gold Miners Index, gained 19.26% for the same period. The portfolio’s return reflects operating expenses, while the benchmark’s return does not.

Gold rallied sharply during the six-month period, as the precious metal maintained its “alternative currency” role and posted gains in all major markets. The U.S. dollar weakened during the period, as the announcement and launch of the U.S. Federal Reserve’s (the Fed’s) second government-securities purchase program, dubbed “QE (quantitative easing) 2,” sent the greenback tumbling against the euro and other major currencies. Investors feared QE2, combined with other fiscal and monetary stimulus measures still working through the financial system, would lead to a weaker dollar and rising inflation. Similarly, loose monetary policies in eurozone nations stoked fears of inflation throughout Europe.

Investors looking to hedge against a declining U.S. dollar and potential rising inflation in the United States and Europe favored gold. (Usually, gold prices rise when the U.S. dollar falls, and vice versa.) Additionally, investor concerns about the credit quality of sovereign debt in several European countries prompted continued enthusiasm for the “safe-haven” investment. Furthermore, central banks around the world continued to build their gold reserves, while demand from China for the precious metal accelerated.

In this environment, overall global stock performance remained strong, and gold-related and other metals- and mining-related stocks participated nicely in the rally. The portfolio’s outperformance relative to the benchmark primarily was due to our strong stock selection, particularly among smaller-capitalization, non-benchmark companies.

“Core” and “Explore” Strategy Drove Results

Our strategy of investing the bulk of the portfolio in larger-capitalization “core” mining companies and smaller-capitalization, non-benchmark exploration, or “explore,” companies was effective during the period. In particular, the portfolio’s performance benefited from our positions in Andean Resources, an Australia-based company engaged in gold and silver exploration in Argentina, and Red Back Mining, a Canada-based exploration company with mining properties in West Africa. Canada’s Goldcorp, the world’s largest gold mining company, purchased Andean in late 2010 for a significant premium to Andean’s average stock price, while Canada’s Kinross Gold acquired Red Back at a premium price.

Our position in Canada’s Silver Wheaton Corp., a royalty holding company, contributed strongly to relative performance. The company, which takes a venture capitalist approach to silver mining by funding the development of silver mines in exchange for shares of the mines’ outputs, benefited from soaring silver prices. Similar to gold, silver prices typically advance in times of economic

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

6

uncertainty, but unlike gold, silver has significant industrial uses, and industrial demand has been rising. At the end of the period, Silver Wheaton was among the portfolio’s 10 largest holdings.

Another out-of-benchmark holding, Canaco Resources, a Canadian company engaged in the acquisition, exploration and development of gold properties in Tanzania, contributed strongly to the portfolio’s performance. The company announced significant drill results throughout the six-month period.

Stock Selection in U.S. Detracted

Overall, an underweight in Peru and stock selection in the United States detracted from the portfolio’s relative performance. In particular, our underweight position in U.S.-based Hecla Mining, a miner of silver, gold, lead and zinc, detracted the most from relative performance, as the company’s stock advanced sharply during the period.

In addition, our portfolio-only position in United Kingdom-based Randgold Resources, which has mining operations in West and Central Africa, detracted from performance. The company announced political tensions and a below-target contribution from one of its key mines would hamper its stock performance.

Outlook

Looking ahead, we remain focused on gold mining companies that can continue to grow their reserve base while replacing production. We continue to favor the royalty business, where companies such as Silver Wheaton and Royal Gold, Inc. remain favorably positioned to benefit from rising gold prices or rising production. At the same time, they do not have the negative exposure associated with cost overruns or mine construction disappointments.

We will continue to invest in securities of companies engaged in the mining, processing, fabricating, or distributing of gold or other precious metals throughout the world. Regardless of macro developments, including the direction of gold prices and the strength of the U.S. dollar, we follow a disciplined investment approach. Shunning momentum-driven areas of the market, we strive to add value through tactical allocations in specific mining companies we believe are well-positioned to generate above-average returns.

Market Returns
For the six months ended December 31, 2010(1)
Background Influences(2)
U.S. Dollar vs. South African Rand	-13.68%
U.S. Dollar vs. Australian Dollar	-17.64%
Broad Gold Stock Market
Lipper Precious Metals Fund Index	31.12%
FTSE Gold Mines Index	16.56%
Regional Components of FTSE Gold Mines Index
FTSE Gold Mines Americas Index	13.81%
FTSE Gold Mines Asia Pacific Index	39.41%
FTSE Gold Mines Europe Middle East Africa Index	14.23%
(1)Total returns for periods less than one year are not annualized. (2)All percentage changes in foreign exchange rates are calculated on the basis of that currency per 1 U.S. dollar.

7

Top Ten Holdings
% of net assets as of 12/31/10
Barrick Gold Corp.	13.3%
Goldcorp, Inc.(1)	9.2%
Newmont Mining Corp.	6.8%
Silver Wheaton Corp.	5.9%
Yamana Gold, Inc.(1)	4.1%
Compania de Minas Buenaventura SA	3.9%
AngloGold Ashanti Ltd.(1)	3.7%
Eldorado Gold Corp.	3.5%
Kinross Gold Corp.(1)	3.5%
Randgold Resources Ltd.	3.3%
(1)Includes shares traded on all exchanges.

Geographic Composition
% of net assets as of 12/31/10
Canada	72.9%
United States	10.3%
South Africa	7.0%
Peru	3.9%
United Kingdom	3.3%
Australia	1.3%
Mexico	1.1%
Cash and Equivalents(2)	0.2%
(2)Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio
% of net assets as of 12/31/10
Foreign Common Stocks, Rights & Warrants	89.5%
Domestic Common Stocks	10.3%
Total Equity Exposure	99.8%
Temporary Cash Investments	—(3)
Other Assets and Liabilities	0.2%
(3)Category is less than 0.05% of total net assets.

8

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 – 12/31/10	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,269.10	$3.95	0.69%
Institutional Class	$1,000	$1,269.90	$2.80	0.49%
A Class	$1,000	$1,267.60	$5.37	0.94%
B Class	$1,000	$1,262.30	$9.64	1.69%
C Class	$1,000	$1,262.20	$9.64	1.69%
R Class	$1,000	$1,265.80	$6.80	1.19%
Hypothetical
Investor Class	$1,000	$1,021.73	$3.52	0.69%
Institutional Class	$1,000	$1,022.74	$2.50	0.49%
A Class	$1,000	$1,020.47	$4.79	0.94%
B Class	$1,000	$1,016.69	$8.59	1.69%
C Class	$1,000	$1,016.69	$8.59	1.69%
R Class	$1,000	$1,019.21	$6.06	1.19%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

DECEMBER 31, 2010 (UNAUDITED)

	Shares	Value
Common Stocks, Rights & Warrants — 99.8%
AUSTRALIA — 1.3%
Centamin Egypt Ltd.(1)	3,440,300	$9,618,862
CGA Mining Ltd.(1)	2,379,741	7,419,488
		17,038,350
CANADA — 72.9%
Agnico-Eagle Mines Ltd.	226,431	17,444,046
Agnico-Eagle Mines Ltd. New York Shares	322,400	24,728,080
Alamos Gold, Inc.	519,400	9,883,383
Aurizon Mines Ltd.(1)	887,400	6,497,307
Barrick Gold Corp.	3,346,612	177,972,826
Bear Creek Mining Corp.(1)	2,694,700	25,746,404
Canaco Resources, Inc.(1)	4,956,600	29,959,938
Centerra Gold, Inc.	387,200	7,726,087
Clifton Star Resources, Inc.(1)(2)	1,510,800	8,159,505
Continental Gold Ltd.(1)	283,200	2,848,235
Detour Gold Corp.(1)	431,001	12,653,041
Dundee Precious Metals, Inc.(1)	1,118,500	10,551,675
East Asia Minerals Corp.(1)	1,053,800	8,690,697
Eldorado Gold Corp.	2,510,900	46,717,942
Fronteer Gold, Inc.(1)	638,900	7,466,577
Gammon Gold, Inc.(1)	1,017,700	8,311,097
GBS Gold International, Inc.(1)	347,300	1,746
Goldcorp, Inc.	2,602,476	120,086,090
Goldcorp, Inc. New York Shares	64,300	2,956,514
Golden Star Resources Ltd.(1)	1,116,500	5,131,655
Great Basin Gold Ltd.(1)	4,577,800	13,581,927
IAMGOLD Corp.	1,694,519	30,250,138
Ivanhoe Mines Ltd.(1)	617,300	14,279,292
Ivanhoe Mines Ltd. Rights(1)	617,300	831,924
Kinross Gold Corp.	1,767,252	33,610,318
Kinross Gold Corp. New York Shares	682,157	12,933,697
Kirkland Lake Gold, Inc.(1)	304,100	4,884,318
Lake Shore Gold Corp.(1)	1,927,115	8,062,756
Minefinders Corp. Ltd.(1)	130,900	1,437,622
Nevsun Resources Ltd.(1)	1,200,000	8,967,112
New Gold, Inc.(1)	2,477,500	24,119,682
Northgate Minerals Corp.(1)	1,395,400	4,462,810
Osisko Mining Corp.(1)	1,772,000	25,876,939
Pan American Silver Corp.	623,400	25,690,314
Premier Gold Mines Ltd.(1)	932,700	6,932,166
Rainy River Resources Ltd.(1)	687,600	8,727,257
Romarco Minerals, Inc.(1)	2,773,100	6,442,584
San Gold Corp.(1)	1,995,400	7,967,151
Seabridge Gold, Inc.(1)	107,400	3,295,032
SEMAFO, Inc.(1)	1,559,800	16,863,975
Silver Standard Resources, Inc.(1)	425,700	12,013,254
Silver Wheaton Corp.(1)	2,028,500	79,192,640
Silvercorp Metals, Inc.	373,800	4,789,512
Torex Gold Resources, Inc.(1)	10,286,190	17,276,413
Torex Gold Resources, Inc.Warrants(1)	1,321,547	558,232
Ventana Gold Corp.(1)	859,900	11,467,640
Wesdome Gold Mines Ltd.	1,554,400	4,252,206
Yamana Gold, Inc.	3,174,442	40,770,013
Yamana Gold, Inc. New York Shares	1,106,881	14,168,077
		977,237,846
MEXICO — 1.1%
Fresnillo plc	547,203	14,230,445
PERU — 3.9%
Compania de Minas Buenaventura SA ADR	1,065,300	52,157,088
SOUTH AFRICA — 7.0%
AngloGold Ashanti Ltd.	465,502	23,131,137
AngloGold Ashanti Ltd. ADR	545,076	26,834,092
Gold Fields Ltd.	1,626,410	29,779,210
Harmony Gold Mining Co. Ltd.	1,115,150	14,091,536
		93,835,975
UNITED KINGDOM — 3.3%
Randgold Resources Ltd. ADR	543,700	44,762,821
UNITED STATES — 10.3%
Coeur d’Alene Mines Corp.(1)	521,759	14,254,456
Hecla Mining Co.(1)	1,010,400	11,377,104
Newmont Mining Corp.	1,491,814	91,642,134
Royal Gold, Inc.	369,521	20,186,932
		137,460,626
TOTAL COMMON STOCKS, RIGHTS & WARRANTS (Cost $528,258,540)		1,336,723,151

11

	Shares	Value
Temporary Cash Investments(3)
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	67,608	$67,608
Repurchase Agreement, Goldman Sachs Group, Inc., (collateralized by various U.S. Treasury obligations, 1.125%, 12/15/11, valued at $204,173), in a joint trading account at 0.06%, dated 12/31/10, due 1/3/11 (Delivery value $200,001)		200,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $267,608)		267,608
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $528,526,148)		1,336,990,759
OTHER ASSETS AND LIABILITIES — 0.2%		2,963,435
TOTAL NET ASSETS — 100.0%		$1,339,954,194

Notes to Schedule of Investments

ADR = American Depositary Receipt

(1)	Non-income producing.

(2)
Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.

(3)	Category is less than 0.05% of total net assets.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

DECEMBER 31, 2010 (UNAUDITED)
Assets
Investment securities — unaffiliated, at value (cost of $521,071,911)	$1,328,831,254
Investment securities — affiliated, at value (cost of $7,454,237)	8,159,505
Total investment securities, at value (cost of $528,526,148)	1,336,990,759
Receivable for investments sold	3,825,817
Receivable for capital shares sold	1,047,992
Dividends and interest receivable	233,539
1,342,098,107

Liabilities
Disbursements in excess of demand deposit cash	12,207
Foreign currency overdraft payable, at value (cost of $2,875)	2,892
Payable for capital shares redeemed	1,350,788
Accrued management fees	766,538
Distribution and service fees payable	11,488
2,143,913

Net Assets	$1,339,954,194

Net Assets Consist of:
Capital (par value and paid-in surplus)	$570,046,431
Accumulated net investment loss	(83,347,119)
Undistributed net realized gain	44,783,614
Net unrealized appreciation	808,471,268
$1,339,954,194

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$1,282,326,155	49,175,950	$26.08
Institutional Class, $0.01 Par Value	$22,807,589	874,694	$26.07
A Class, $0.01 Par Value	$26,512,264	1,023,258	$25.91*
B Class, $0.01 Par Value	$1,779,031	69,241	$25.69
C Class, $0.01 Par Value	$3,988,111	155,159	$25.70
R Class, $0.01 Par Value	$2,541,044	97,919	$25.95

*Maximum offering price $27.49 (net asset value divided by 0.9425)

See Notes to Financial Statements.

13

Statement of Operations

FOR THE SIX MONTHS ENDED DECEMBER 31, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $246,027)	$2,557,675
Interest	10,964
2,568,639

Expenses:
Management fees	4,055,661
Distribution and service fees:
A Class	29,727
B Class	8,406
C Class	15,309
R Class	4,587
Directors’ fees and expenses	11,234
Other expenses	12,466
4,137,390

Net investment income (loss)	(1,568,751)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	122,432,562
Foreign currency transactions	8,129,571
130,562,133

Change in net unrealized appreciation (depreciation) on:
Investments	144,367,811
Translation of assets and liabilities in foreign currencies	13,895,425
158,263,236

Net realized and unrealized gain (loss)	288,825,369

Net Increase (Decrease) in Net Assets Resulting from Operations	$287,256,618

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

SIX MONTHS ENDED DECEMBER 31, 2010 (UNAUDITED) AND YEAR ENDED JUNE 30, 2010
Increase (Decrease) in Net Assets	December 31, 2010	June 30, 2010
Operations
Net investment income (loss)	$(1,568,751)	$(1,596,974)
Net realized gain (loss)	130,562,133	121,615,784
Change in net unrealized appreciation (depreciation)	158,263,236	220,307,557
Net increase (decrease) in net assets resulting from operations	287,256,618	340,326,367

Distributions to Shareholders
From net investment income:
Investor Class	(74,348,267)	(5,817,616)
Institutional Class	(1,350,244)	(102,540)
A Class	(1,509,611)	(65,994)
B Class	(87,903)	—
C Class	(198,001)	—
R Class	(135,833)	(625)
From net realized gains:
Investor Class	(72,324,509)	—
Institutional Class	(1,263,890)	—
A Class	(1,535,236)	—
B Class	(102,609)	—
C Class	(222,320)	—
R Class	(142,583)	—
Decrease in net assets from distributions	(153,221,006)	(5,986,775)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	131,814,781	(81,449,142)

Redemption Fees
Increase in net assets from redemption fees	75,424	153,362

Net increase (decrease) in net assets	265,925,817	253,043,812

Net Assets
Beginning of period	1,074,028,377	820,984,565
End of period	$1,339,954,194	$1,074,028,377

Accumulated net investment loss	$(83,347,119)	$(4,148,509)

See Notes to Financial Statements.

15

Notes to Financial Statements

DECEMBER 31, 2010 (UNAUDITED)

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. Global Gold Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other metals throughout the world. The fund invests primarily in equity securities.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in

16

accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on foreign currency transactions and net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

17

Redemption — The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the six months ended December 31, 2010 was 0.69% for the Investor Class,
A Class, B Class, C Class and R Class and 0.49% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended December 31, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

18

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended December 31, 2010, were $254,384,278 and $276,833,389, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended December 31, 2010		Year ended June 30, 2010
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	4,788,775	$123,494,892	7,567,069	$154,310,795
Issued in reinvestment of distributions	5,119,025	136,521,927	268,781	5,445,498
Redeemed	(5,400,138)	(138,745,952)	(11,990,931)	(243,553,721)
	4,507,662	121,270,867	(4,155,081)	(83,797,428)
Institutional Class/Shares Authorized	10,000,000		10,000,000
Sold	183,018	4,724,899	306,887	6,186,758
Issued in reinvestment of distributions	98,002	2,614,134	5,061	102,540
Redeemed	(87,382)	(2,215,607)	(189,413)	(3,778,037)
	193,638	5,123,426	122,535	2,511,261
A Class/Shares Authorized	20,000,000		20,000,000
Sold	309,965	7,906,786	618,293	12,476,471
Issued in reinvestment of distributions	97,614	2,586,084	2,704	54,488
Redeemed	(293,981)	(7,596,874)	(757,121)	(14,337,028)
	113,598	2,895,996	(136,124)	(1,806,069)
B Class/Shares Authorized	10,000,000		10,000,000
Sold	1,296	34,792	21,272	366,451
Issued in reinvestment of distributions	6,752	177,233	—	—
Redeemed	(11,656)	(280,672)	(5,176)	(104,738)
	(3,608)	(68,647)	16,096	261,713
C Class/Shares Authorized	10,000,000		10,000,000
Sold	46,439	1,178,055	62,106	1,246,949
Issued in reinvestment of distributions	10,909	286,073	—	—
Redeemed	(4,211)	(110,751)	(22,862)	(453,638)
	53,137	1,353,377	39,244	793,311
R Class/Shares Authorized	10,000,000		10,000,000
Sold	46,896	1,161,613	45,887	892,013
Issued in reinvestment of distributions	10,498	278,416	31	625
Redeemed	(8,114)	(200,267)	(16,681)	(304,568)
	49,280	1,239,762	29,237	588,070
Net increase (decrease)	4,913,707	$131,814,781	(4,084,093)	$(81,449,142)

19

6. Affiliated Company Transactions

If a fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the six months ended December 31, 2010 follows:

	June 30, 2010					December 31, 2010
Company	Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Dividend Income	Share Balance	Market Value
Clifton Star Resources, Inc.(1)	329,700	$5,049,040	—	—	—	1,510,800	$8,159,505

(1)	Non-income producing.

7. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Foreign Common Stocks, Rights & Warrants	$476,704,435	$722,558,090	—
Domestic Common Stocks	137,460,626	—	—
Temporary Cash Investments	67,608	200,000	—
Total Value of Investment Securities	$614,232,669	$722,758,090	—

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries.

20

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$569,427,725
Gross tax appreciation of investments	$768,598,928
Gross tax depreciation of investments	(1,035,894)
Net tax appreciation (depreciation) of investments	$767,563,034

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

21

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(1)		2010	2009	2008	2007(2)		2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$23.11		$16.24	$23.54	$18.26	$19.63		$15.50	$12.00
Income From Investment Operations
Net Investment Income (Loss)(3)	(0.03)		(0.03)	(0.01)	(0.04)	(0.01)		(0.01)	0.01
Net Realized and Unrealized Gain (Loss)	6.23		7.03	(5.35)	5.42	(1.24)		4.18	3.49
Total From Investment Operations	6.20		7.00	(5.36)	5.38	(1.25)		4.17	3.50
Distributions
From Net Investment Income	(1.60)		(0.13)	— (4)	(0.11)	(0.12)		(0.05)	—
From Net Realized Gains	(1.63)		—	(1.94)	—	—		—	—
Total Distributions	(3.23)		(0.13)	(1.94)	(0.11)	(0.12)		(0.05)	—
Redemption Fees(3)	—	(4)	— (4)	— (4)	0.01	—	(4)	0.01	— (4)
Net Asset Value, End of Period	$26.08		$23.11	$16.24	$23.54	$18.26		$19.63	$15.50

Total Return(5)	26.91%		43.18%	(21.19)%	29.61%	(6.36)%		27.03%	29.17%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.69	%(6)	0.69%	0.70%	0.68%	0.67	%(6)	0.67%	0.67%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.26	)%(6)	(0.16)%	(0.09)%	(0.17)%	(0.12	)%(6)	(0.03)%	0.11%
Portfolio Turnover Rate	22%		24%	20%	17%	3%		18%	5%
Net Assets, End of Period (in thousands)	$1,282,326		$1,032,309	$792,814	$1,136,741	$949,426		$1,071,545	$775,971

(1)	Six months ended December 31, 2010 (unaudited).

(2)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(3)	Computed using average shares outstanding throughout the period.

(4)	Per-share amount was less than $0.005.

(5)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(6)	Annualized.

See Notes to Financial Statements.

22

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(1)		2010	2009	2008(2)
Per-Share Data
Net Asset Value, Beginning of Period	$23.13		$16.25	$23.55	$21.67
Income From Investment Operations
Net Investment Income (Loss)(3)	(0.01)		0.01	0.01	0.01
Net Realized and Unrealized Gain (Loss)	6.23		7.04	(5.34)	1.99
Total From Investment Operations	6.22		7.05	(5.33)	2.00
Distributions
From Net Investment Income	(1.65)		(0.17)	(0.03)	(0.13)
From Net Realized Gains	(1.63)		—	(1.94)	—
Total Distributions	(3.28)		(0.17)	(1.97)	(0.13)
Redemption Fees(3)	—	(4)	— (4)	— (4)	0.01
Net Asset Value, End of Period	$26.07		$23.13	$16.25	$23.55

Total Return(5)	26.99%		43.51%	(21.04)%	9.37%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.49	%(6)	0.49%	0.50%	0.48	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.06	)%(6)	0.04%	0.11%	0.05	%(6)
Portfolio Turnover Rate	22%		24%	20%	17	%(7)
Net Assets, End of Period (in thousands)	$22,808		$15,751	$9,076	$10,353

(1)	Six months ended December 31, 2010 (unaudited).

(2)	September 28, 2007 (commencement of sale) through June 30, 2008.

(3)	Computed using average shares outstanding throughout the period.

(4)	Per-share amount was less than $0.005.

(5)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

23

A Class(1)
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(2)		2010	2009	2008	2007(3)		2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$22.95		$16.13	$23.46	$18.22	$19.59		$15.46	$12.00
Income From Investment Operations
Net Investment Income (Loss)(4)	(0.06)		(0.08)	(0.06)	(0.09)	(0.04)		(0.05)	(0.02)
Net Realized and Unrealized Gain (Loss)	6.18		6.97	(5.33)	5.40	(1.23)		4.18	3.48
Total From Investment Operations	6.12		6.89	(5.39)	5.31	(1.27)		4.13	3.46
Distributions
From Net Investment Income	(1.53)		(0.07)	—	(0.08)	(0.10)		(0.01)	—
From Net Realized Gains	(1.63)		—	(1.94)	—	—		—	—
Total Distributions	(3.16)		(0.07)	(1.94)	(0.08)	(0.10)		(0.01)	—
Redemption Fees(4)	—	(5)	— (5)	— (5)	0.01	—	(5)	0.01	— (5)
Net Asset Value, End of Period	$25.91		$22.95	$16.13	$23.46	$18.22		$19.59	$15.46

Total Return(6)	26.76%		42.80%	(21.40)%	29.28%	(6.48)%		26.77%	28.94%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.94	%(7)	0.94%	0.95%	0.93%	0.92	%(7)	0.92%	0.92%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.51	)%(7)	(0.41)%	(0.34)%	(0.42)%	(0.37	)%(7)	(0.28)%	(0.14)%
Portfolio Turnover Rate	22%		24%	20%	17%	3%		18%	5%
Net Assets, End of Period (in thousands)	$26,512		$20,879	$16,866	$8,506	$5,442		$6,206	$5,311

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.

(2)	Six months ended December 31, 2010 (unaudited).

(3)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(4)	Computed using average shares outstanding throughout the period.

(5)	Per-share amount was less than $0.005.

(6)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(7)	Annualized.

See Notes to Financial Statements.

24

B Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(1)		2010	2009	2008(2)
Per-Share Data
Net Asset Value, Beginning of Period	$22.71		$16.02	$23.48	$21.67
Income From Investment Operations
Net Investment Income (Loss)(3)	(0.16)		(0.23)	(0.18)	(0.20)
Net Realized and Unrealized Gain (Loss)	6.10		6.92	(5.34)	2.00
Total From Investment Operations	5.94		6.69	(5.52)	1.80
Distributions
From Net Investment Income	(1.33)		—	—	—
From Net Realized Gains	(1.63)		—	(1.94)	—
Total Distributions	(2.96)		—	(1.94)	—
Redemption Fees(3)	—	(4)	— (4)	— (4)	0.01
Net Asset Value, End of Period	$25.69		$22.71	$16.02	$23.48

Total Return(5)	26.23%		41.76%	(21.98)%	8.40%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.69	%(6)	1.69%	1.70%	1.68	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.26	)%(6)	(1.16)%	(1.09)%	(1.16	)%(6)
Portfolio Turnover Rate	22%		24%	20%	17	%(7)
Net Assets, End of Period (in thousands)	$1,779		$1,654	$909	$124

(1)	Six months ended December 31, 2010 (unaudited).

(2)	September 28, 2007 (commencement of sale) through June 30, 2008.

(3)	Computed using average shares outstanding throughout the period.

(4)	Per-share amount was less than $0.005.

(5)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

25

C Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(1)		2010	2009	2008(2)
Per-Share Data
Net Asset Value, Beginning of Period	$22.72		$16.02	$23.48	$21.67
Income From Investment Operations
Net Investment Income (Loss)(3)	(0.16)		(0.23)	(0.18)	(0.20)
Net Realized and Unrealized Gain (Loss)	6.10		6.93	(5.34)	2.00
Total From Investment Operations	5.94		6.70	(5.52)	1.80
Distributions
From Net Investment Income	(1.33)		—	—	—
From Net Realized Gains	(1.63)		—	(1.94)	—
Total Distributions	(2.96)		—	(1.94)	—
Redemption Fees(3)	—	(4)	— (4)	— (4)	0.01
Net Asset Value, End of Period	$25.70		$22.72	$16.02	$23.48

Total Return(5)	26.22%		41.82%	(21.98)%	8.40%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.69	%(6)	1.69%	1.70%	1.68	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.26	)%(6)	(1.16)%	(1.09)%	(1.17	)%(6)
Portfolio Turnover Rate	22%		24%	20%	17	%(7)
Net Assets, End of Period (in thousands)	$3,988		$2,318	$1,006	$151

(1)	Six months ended December 31, 2010 (unaudited).

(2)	September 28, 2007 (commencement of sale) through June 30, 2008.

(3)	Computed using average shares outstanding throughout the period.

(4)	Per-share amount was less than $0.005.

(5)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

26

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(1)		2010	2009	2008(2)
Per-Share Data
Net Asset Value, Beginning of Period	$22.96		$16.13	$23.52	$21.67
Income From Investment Operations
Net Investment Income (Loss)(3)	(0.10)		(0.13)	(0.11)	(0.12)
Net Realized and Unrealized Gain (Loss)	6.18		6.98	(5.34)	2.01
Total From Investment Operations	6.08		6.85	(5.45)	1.89
Distributions
From Net Investment Income	(1.46)		(0.02)	—	(0.05)
From Net Realized Gains	(1.63)		—	(1.94)	—
Total Distributions	(3.09)		(0.02)	(1.94)	(0.05)
Redemption Fees(3)	—	(4)	— (4)	— (4)	0.01
Net Asset Value, End of Period	$25.95		$22.96	$16.13	$23.52

Total Return(5)	26.58%		42.50%	(21.62)%	8.83%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.19	%(6)	1.19%	1.20%	1.18	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.76	)%(6)	(0.66)%	(0.59)%	(0.71	)%(6)
Portfolio Turnover Rate	22%		24%	20%	17	%(7)
Net Assets, End of Period (in thousands)	$2,541		$1,117	$313	$27

(1)	Six months ended December 31, 2010 (unaudited).

(2)	September 28, 2007 (commencement of sale) through June 30, 2008.

(3)	Computed using average shares outstanding throughout the period.

(4)	Per-share amount was less than $0.005.

(5)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

27

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor
©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SAN-70488   1102

SEMIANNUAL REPORT            DECEMBER 31, 2010

Income & Growth Fund

President’s Letter	2
Market Perspective	3
U.S. Stock Index Returns	3

Performance	4
Portfolio Commentary	6
Top Ten Holdings	8
Top Five Industries	8
Types of Investments in Portfolio	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	24

Other Information

Additional Information	30

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

    Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended December 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

    By Scott Wittman, Chief Investment Officer, Quantitative Equity and Asset Allocation

Strong Returns for Stocks

After declining modestly overall in the first six months of 2010, the U.S. stock market rebounded sharply during the final half of the year. The broad equity indices enjoyed their best six-month period of performance in more than a year and the third-best six-month return in the past decade.

The equity market was volatile early in the period, advancing in July and falling in August as signs of a slowdown in the pace of economic activity, combined with persistent sovereign debt problems in Europe, led to concerns about a potential “double-dip” recession (a return to recession after a brief period of recovery). The uncertain outlook contributed to wide day-to-day market fluctuations as investors reacted to inconsistent economic data.

However, investor sentiment changed in September, when the market generated its best month of performance since April 2009, sparking a substantial rally that extended through the end of the year. Many segments of the economy began to show evidence of improvement, erasing concerns about a relapse into recession. In addition, another round of quantitative easing measures by the Federal Reserve and an 11th-hour extension of federal tax breaks scheduled to expire at the end of 2010 bolstered investor confidence that economic growth would continue to accelerate in 2011.

Smaller Stocks and Growth Shares Outperformed

For the six-month period, the broad U.S. equity indices gained approximately 25% overall. As the table below indicates, smaller was better—small- and mid-cap stocks led the market’s advance, with small-company stocks gaining nearly 30%. Meanwhile, growth-oriented shares solidly outpaced value issues across all market capitalizations during the period, reflecting the improving prospects for economic growth.

Every sector of the market posted double-digit gains for the six months. The most economically sensitive sectors of the market—including materials, energy, industrials, and consumer discretionary—delivered the best returns. In particular, the materials sector gained 40% thanks to a surge in commodity prices. The laggards were the more defensive segments of the market, such as health care, utilities, and consumer staples.

U.S. Stock Index Returns
For the six months ended December 31, 2010*
Russell 1000 Index (Large-Cap)	24.03%	Russell 2000 Index (Small-Cap)	29.38%
Russell 1000 Growth Index	26.37%	Russell 2000 Growth Index	32.14%
Russell 1000 Value Index	21.74%	Russell 2000 Value Index	26.58%
Russell Midcap Index	28.12%
Russell Midcap Growth Index	30.71%
Russell Midcap Value Index	25.86%

*Total returns for periods less than one year are not annualized.

3

Performance

Total Returns as of December 31, 2010
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BIGRX	21.74%	14.10%	0.53%	1.53%	9.37%	12/17/90
S&P 500 Index	—	23.27%	15.06%	2.29%	1.41%	9.14%(2)	—
Institutional Class	AMGIX	21.86%	14.27%	0.73%	1.73%	3.75%	1/28/98
A Class(3) No sales charge* With sales charge*	AMADX	21.59% 14.61%	13.83% 7.29%	0.28% -0.90%	1.28% 0.68%	3.35% 2.88%	12/15/97
B Class No sales charge* With sales charge*	AIGBX	21.07% 16.07%	12.92% 8.92%	— —	— —	-6.60% -7.69%	9/28/07
C Class No sales charge* With sales charge*	ACGCX	21.12% 20.12%	12.95% 12.95%	-0.47% -0.47%	— —	1.05% 1.05%	6/28/01
R Class	AICRX	21.46%	13.53%	0.03%	—	3.87%	8/29/03

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.

(2)	Since 12/31/90, the date nearest the Investor Class’s inception for which data are available.

(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2000

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
0.70%	0.50%	0.95%	1.70%	1.70%	1.20%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Brian Garbe and Claudia Musat

In December 2010, Income & Growth portfolio manager Kurt Borgwardt retired after 20 years with American Century Investments. At the same time, portfolio manager Zili Zhang left American Century Investments to pursue other opportunities. With their departures, Brian Garbe and Claudia Musat, experienced investment professionals who also manage other American Century equity funds, became portfolio managers for Income & Growth.

Performance Summary

Income & Growth returned 21.74%* for the six months ended December 31, 2010, compared with the 23.27% return of its benchmark, the S&P 500 Index.

Income & Growth’s return of more than 20% reflected the sharp rally in the U.S. equity market for the last half of 2010. Despite this strong absolute return, however, the fund lagged the S&P 500 for the six months. Income & Growth’s tilt toward value was the main contributing factor to the underperformance versus the index as growth-oriented stocks outpaced value issues by a considerable margin during the period.

Materials and Energy Drove Absolute Results

On an absolute basis, the best-performing sectors in the portfolio were materials and energy, both of which gained more than 35% for the six-month period. Expectations of improving economic conditions on a global scale provided a lift to commodity prices, which in turn boosted materials and energy stocks. Four of the portfolio’s top five contributors to absolute performance came from these two sectors. The best contributor was metals producer Freeport-McMoRan Copper & Gold, which gained more than 100% for the six months. Oil and gas producers Exxon Mobil, Chevron, and ConocoPhillips were also among the portfolio’s top contributors.

Information technology, Income & Growth’s largest sector weighting during the period, also contributed meaningfully to absolute performance. The leading contributors from this sector included IT services provider International Business Machines, consumer electronics maker Apple, and software giant Microsoft.

On the downside, the only sector of the portfolio to post a single-digit gain for the six-month period was utilities, primarily because of weakness in independent power producers. The most notable individual detractors in the portfolio included consumer electronics retailer Best Buy, financial services firm Bank of America, and construction materials manufacturer Carlisle.

Technology and Consumer Discretionary Underperformed

Looking at relative performance, Income & Growth’s holdings in the information technology and consumer discretionary sectors contributed the most to its underperformance of the S&P 500 for the six-month period. Stock selection among computer hardware makers and software companies detracted the most in the information technology sector. Diversified technology firm Hewlett-Packard, which makes a variety of computer-oriented products, was the most significant detractor in this sector. The stock slid following the controversial resignation of H-P’s chief executive officer in August.

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

6

In the consumer discretionary sector, a lack of exposure to internet retailers and stock choices among apparel makers had the biggest negative impact. Consumer electronics retailer Best Buy tumbled late in the period as sales of televisions and other consumer electronics proved disappointing.

When it comes to stock selection, underweight positions versus the index are just as important as overweight positions, and this was especially true for the fund’s biggest detractor during the period. Income & Growth held a significant underweight in oilfield services and equipment provider Schlumberger, which rallied sharply as oil prices rose and drilling activity increased.

Materials and Financials Added Value

On the positive side, stock selection was most successful in the materials and financials sectors of the portfolio. Stock choices and an overweight position in metals and mining companies produced all of the outperformance in the materials sector. By far, the top contributor in this sector was metals producer Freeport-McMoRan Copper & Gold, which reported robust earnings thanks to a strong increase in commodity prices.

In the financials sector, commercial banks and insurers were the best contributors. An underweight position in insurance conglomerate Berkshire Hathaway, which posted a flat return for the six-month period, and an overweight position in insurer Principal Financial Group, one of the leading performers in the insurance industry, added the most value in this sector.

Other top contributors to performance versus the index included energy exploration and production company Murphy Oil and auto parts maker TRW Automotive. Murphy Oil’s growth was fueled by exploration projects in Africa and Asia and a domestic retail gasoline partnership with Wal-Mart, while TRW consistently exceeded earnings expectations amid a continued recovery in the auto industry.

A Look Ahead

The stock market’s fluctuations in 2010 were driven more by the broad economic environment than by the fundamental prospects of individual stocks. This general view of the market as an asset class rather than a collection of individual companies can provide opportunities for active investment managers like us to take advantage of mispriced individual stocks. Over time, we expect the economic anxieties reflected in recent market movements to subside, allowing the unique characteristics of each stock to have the biggest impact on their performance.

The quantitative investment process used to manage Income & Growth is structured to be objective, disciplined, and systematic. This framework helps us eliminate biases, avoid decisions driven by emotion and short-term fads, and produce repeatable results. Our unique process, built upon proprietary models and methodologies, is designed to outperform over the long term.

7

Top Ten Holdings
% of net assets as of 12/31/10
Exxon Mobil Corp.	2.7%
Microsoft Corp.	2.5%
JPMorgan Chase & Co.	2.3%
Chevron Corp.	2.2%
International Business Machines Corp.	2.2%
AT&T, Inc.	2.1%
Johnson & Johnson	2.1%
Intel Corp.	1.9%
Procter & Gamble Co. (The)	1.9%
Apple, Inc.	1.8%

Top Five Industries
% of net assets as of 12/31/10
Oil, Gas & Consumable Fuels	8.9%
Computers & Peripherals	5.9%
Pharmaceuticals	5.8%
Insurance	5.7%
Diversified Telecommunication Services	4.1%

Types of Investments in Portfolio
% of net assets as of 12/31/10
Domestic Common Stocks	93.6%
Foreign Common Stocks*	6.1%
Total Common Stocks	99.7%
Temporary Cash Investments	0.4%
Other Assets and Liabilities	(0.1)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

8

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 – 12/31/10	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,217.40	$3.86	0.69%
Institutional Class	$1,000	$1,218.60	$2.74	0.49%
A Class	$1,000	$1,215.90	$5.25	0.94%
B Class	$1,000	$1,210.70	$9.42	1.69%
C Class	$1,000	$1,211.20	$9.42	1.69%
R Class	$1,000	$1,214.60	$6.64	1.19%
Hypothetical
Investor Class	$1,000	$1,021.73	$3.52	0.69%
Institutional Class	$1,000	$1,022.74	$2.50	0.49%
A Class	$1,000	$1,020.47	$4.79	0.94%
B Class	$1,000	$1,016.69	$8.59	1.69%
C Class	$1,000	$1,016.69	$8.59	1.69%
R Class	$1,000	$1,019.21	$6.06	1.19%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

DECEMBER 31, 2010 (UNAUDITED)

	Shares	Value
Common Stocks — 99.7%
AEROSPACE & DEFENSE — 1.8%
Boeing Co. (The)	13,716	$895,106
General Dynamics Corp.	99,573	7,065,700
Honeywell International, Inc.	85,420	4,540,927
Lockheed Martin Corp.	6,981	488,042
Northrop Grumman Corp.	209,184	13,550,939
Raytheon Co.	74,317	3,443,850
		29,984,564
AIR FREIGHT & LOGISTICS — 1.4%
FedEx Corp.	582	54,132
United Parcel Service, Inc., Class B	328,389	23,834,473
		23,888,605
AUTO COMPONENTS — 0.9%
Magna International, Inc.	31,255	1,625,260
TRW Automotive Holdings Corp.(1)	253,377	13,352,968
		14,978,228
AUTOMOBILES — 1.0%
Ford Motor Co.(1)	973,213	16,340,246
BEVERAGES — 1.7%
Coca-Cola Co. (The)	172,234	11,327,830
Coca-Cola Enterprises, Inc.	131,962	3,303,009
Dr Pepper Snapple Group, Inc.	329,617	11,589,334
PepsiCo, Inc.	21,362	1,395,579
		27,615,752
BIOTECHNOLOGY — 2.3%
Amgen, Inc.(1)	330,967	18,170,088
Biogen Idec, Inc.(1)	146,447	9,819,272
Cephalon, Inc.(1)	135,481	8,361,887
Cubist Pharmaceuticals, Inc.(1)	110,285	2,360,099
		38,711,346
CAPITAL MARKETS — 2.2%
Ameriprise Financial, Inc.	27,996	1,611,170
Bank of New York Mellon Corp. (The)	386,133	11,661,217
Goldman Sachs Group, Inc. (The)	66,877	11,246,036
Legg Mason, Inc.	328,455	11,913,063
		36,431,486
CHEMICALS — 1.7%
E.I. du Pont de Nemours & Co.	406,041	20,253,325
Minerals Technologies, Inc.	24,895	1,628,382
OM Group, Inc.(1)	135,121	5,203,510
PPG Industries, Inc.	10,679	897,783
		27,983,000
COMMERCIAL BANKS — 2.9%
CapitalSource, Inc.	343,915	2,441,797
Fifth Third Bancorp.	189,722	2,785,119
First Horizon National Corp.(1)	11	135
SunTrust Banks, Inc.	19,797	584,209
Toronto-Dominion Bank (The)	67,316	5,002,252
U.S. Bancorp.	520,535	14,038,829
Wells Fargo & Co.	774,764	24,009,936
		48,862,277
COMMERCIAL SERVICES & SUPPLIES — 0.3%
R.R. Donnelley & Sons Co.	175,731	3,070,020
Republic Services, Inc.	66,731	1,992,588
		5,062,608
COMMUNICATIONS EQUIPMENT — 0.4%
Arris Group, Inc.(1)	128,335	1,439,919
Cisco Systems, Inc.(1)	234,025	4,734,326
Motorola, Inc.(1)	94,279	855,110
		7,029,355
COMPUTERS & PERIPHERALS — 5.9%
Apple, Inc.(1)	95,589	30,833,188
EMC Corp.(1)	238,987	5,472,802
Hewlett-Packard Co.	556,575	23,431,808
Lexmark International, Inc., Class A(1)	82,093	2,858,478
SanDisk Corp.(1)	180,369	8,993,198
Seagate Technology plc(1)	821,848	12,352,376
Western Digital Corp.(1)	408,579	13,850,828
		97,792,678
CONSTRUCTION & ENGINEERING — 0.3%
EMCOR Group, Inc.(1)	152,915	4,431,477
CONSUMER FINANCE — 0.4%
American Express Co.	165,354	7,096,994
Cash America International, Inc.	12,091	446,520
		7,543,514
CONTAINERS & PACKAGING(2)
Graphic Packaging Holding Co.(1)	150,260	584,511
DIVERSIFIED CONSUMER SERVICES — 0.7%
Apollo Group, Inc., Class A(1)	6,304	248,945
H&R Block, Inc.	408,680	4,867,379
ITT Educational Services, Inc.(1)	91,221	5,809,865
		10,926,189

11

	Shares	Value
DIVERSIFIED FINANCIAL SERVICES — 3.7%
Bank of America Corp.	968,554	$12,920,510
Citigroup, Inc.(1)	1,954,668	9,245,580
JPMorgan Chase & Co.	903,809	38,339,578
NASDAQ OMX Group, Inc. (The)(1)	58,374	1,384,047
		61,889,715
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.1%
AT&T, Inc.	1,207,641	35,480,493
CenturyLink, Inc.	90,866	4,195,283
Qwest Communications International, Inc.	497,603	3,786,759
Verizon Communications, Inc.	714,944	25,580,696
		69,043,231
ELECTRIC UTILITIES — 1.3%
Entergy Corp.	76,096	5,389,880
Exelon Corp.	126,621	5,272,499
FirstEnergy Corp.	86,806	3,213,558
NextEra Energy, Inc.	151,168	7,859,224
		21,735,161
ELECTRICAL EQUIPMENT — 0.4%
Emerson Electric Co.	107,947	6,171,330
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.9%
Celestica, Inc.(1)	304,145	2,950,207
Tyco Electronics Ltd.	325,116	11,509,106
Vishay Intertechnology, Inc.(1)	16,965	249,046
		14,708,359
ENERGY EQUIPMENT & SERVICES — 1.5%
Complete Production Services, Inc.(1)	157,477	4,653,446
National Oilwell Varco, Inc.	118,100	7,942,225
Schlumberger Ltd.	68,964	5,758,494
SEACOR Holdings, Inc.	2,436	246,255
Transocean Ltd.(1)	105,145	7,308,629
		25,909,049
FOOD & STAPLES RETAILING — 1.3%
SUPERVALU, INC.	39,603	381,377
Walgreen Co.	210,782	8,212,067
Wal-Mart Stores, Inc.	241,327	13,014,765
		21,608,209
FOOD PRODUCTS — 2.7%
Corn Products International, Inc.	245,549	11,295,254
Del Monte Foods Co.	576,048	10,829,702
Dole Food Co., Inc.(1)	96,311	1,301,162
General Mills, Inc.	120,015	4,271,334
Hershey Co. (The)	63,523	2,995,110
Tyson Foods, Inc., Class A	798,238	13,745,658
		44,438,220
HEALTH CARE EQUIPMENT & SUPPLIES — 1.1%
Becton, Dickinson & Co.	204,888	17,317,134
Hill-Rom Holdings, Inc.	15,877	625,077
		17,942,211
HEALTH CARE PROVIDERS & SERVICES — 2.8%
Cardinal Health, Inc.	240,473	9,212,521
Health Net, Inc.(1)	11,326	309,087
Humana, Inc.(1)	264,929	14,502,213
Magellan Health Services, Inc.(1)	109,881	5,195,174
UnitedHealth Group, Inc.	468,575	16,920,243
		46,139,238
HOTELS, RESTAURANTS & LEISURE — 1.8%
McDonald’s Corp.	219,281	16,832,009
Starbucks Corp.	370,353	11,899,442
Wyndham Worldwide Corp.	47,105	1,411,266
		30,142,717
HOUSEHOLD DURABLES — 0.3%
American Greetings Corp., Class A	115,405	2,557,375
Blyth, Inc.	1,685	58,099
Garmin Ltd.	23,405	725,321
Whirlpool Corp.	12,208	1,084,436
		4,425,231
HOUSEHOLD PRODUCTS — 2.9%
Kimberly-Clark Corp.	267,441	16,859,481
Procter & Gamble Co. (The)	488,828	31,446,305
		48,305,786
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS(2)
NRG Energy, Inc.(1)	29,491	576,254
INDUSTRIAL CONGLOMERATES — 1.6%
3M Co.	92,082	7,946,677
General Electric Co.	1,063,155	19,445,105
		27,391,782
INSURANCE — 5.7%
ACE Ltd.	255,285	15,891,491
Allied World Assurance Co. Holdings Ltd.	61,935	3,681,416
American Financial Group, Inc.	409,007	13,206,836
Aspen Insurance Holdings Ltd.	332,332	9,511,342
Berkshire Hathaway, Inc., Class B(1)	76,560	6,133,222
Endurance Specialty Holdings Ltd.	1,342	61,826
Loews Corp.	357,708	13,918,418
Principal Financial Group, Inc.	403,476	13,137,179
Prudential Financial, Inc.	254,063	14,916,039
Sun Life Financial, Inc.	180,163	5,422,906
		95,880,675

12

	Shares	Value
INTERNET SOFTWARE & SERVICES — 1.6%
AOL, Inc.(1)	319,871	$7,584,141
EarthLink, Inc.	269,339	2,316,315
eBay, Inc.(1)	9,768	271,844
Google, Inc., Class A(1)	26,099	15,502,023
IAC/InterActiveCorp(1)	11,600	332,920
		26,007,243
IT SERVICES — 3.9%
Accenture plc, Class A	306,978	14,885,363
Acxiom Corp.(1)	25,790	442,298
Computer Sciences Corp.	169,188	8,391,725
Convergys Corp.(1)	298,415	3,930,126
International Business Machines Corp.	254,420	37,338,679
		64,988,191
LEISURE EQUIPMENT & PRODUCTS — 0.1%
Polaris Industries, Inc.	21,751	1,697,013
MACHINERY — 3.1%
Briggs & Stratton Corp.	65,857	1,296,724
Caterpillar, Inc.	137,860	12,911,968
Eaton Corp.	131,152	13,313,239
Parker-Hannifin Corp.	174,639	15,071,346
Timken Co.	184,446	8,803,608
		51,396,885
MEDIA — 2.2%
Comcast Corp., Class A	700,649	15,393,259
Gannett Co., Inc.	53,705	810,408
Scholastic Corp.	58,185	1,718,785
Time Warner, Inc.	585,249	18,827,460
		36,749,912
METALS & MINING — 1.9%
Freeport-McMoRan Copper & Gold, Inc.	159,240	19,123,132
Newmont Mining Corp.	198,823	12,213,697
		31,336,829
MULTILINE RETAIL — 0.5%
Dillard’s, Inc., Class A	132,338	5,020,904
Macy’s, Inc.	19,684	498,005
Target Corp.	38,535	2,317,109
		7,836,018
MULTI-UTILITIES — 1.3%
Ameren Corp.	12,849	362,213
DTE Energy Co.	161,149	7,303,273
Integrys Energy Group, Inc.	285,626	13,855,717
		21,521,203
OIL, GAS & CONSUMABLE FUELS — 8.9%
Chevron Corp.	410,920	37,496,450
ConocoPhillips	372,817	25,388,838
Exxon Mobil Corp.	622,746	45,535,187
Hess Corp.	66,335	5,077,281
Murphy Oil Corp.	171,496	12,785,027
Occidental Petroleum Corp.	227,356	22,303,624
		148,586,407
PAPER & FOREST PRODUCTS — 0.8%
Domtar Corp.	140,898	10,696,976
International Paper Co.	127,320	3,468,197
		14,165,173
PERSONAL PRODUCTS — 0.2%
Estee Lauder Cos., Inc. (The), Class A	32,853	2,651,237
PHARMACEUTICALS — 5.8%
Abbott Laboratories	145,780	6,984,320
Bristol-Myers Squibb Co.	656,269	17,378,003
Eli Lilly & Co.	455,275	15,952,836
Forest Laboratories, Inc.(1)	105,035	3,359,019
Johnson & Johnson	573,307	35,459,038
Merck & Co., Inc.	59,915	2,159,337
Pfizer, Inc.	923,895	16,177,401
		97,469,954
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.5%
Public Storage	30,800	3,123,736
Simon Property Group, Inc.	52,532	5,226,409
		8,350,145
ROAD & RAIL — 0.6%
CSX Corp.	144,809	9,356,109
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.4%
Intel Corp.	1,501,770	31,582,223
LSI Corp.(1)	1,097,527	6,574,187
Micron Technology, Inc.(1)	847,960	6,800,639
Teradyne, Inc.(1)	359,142	5,042,354
Texas Instruments, Inc.	218,396	7,097,870
		57,097,273
SOFTWARE — 4.1%
Intuit, Inc.(1)	225,950	11,139,335
Microsoft Corp.	1,481,150	41,353,708
Oracle Corp.	475,635	14,887,375
Synopsys, Inc.(1)	41,869	1,126,695
		68,507,113

13

	Shares	Value
SPECIALTY RETAIL — 3.6%
Best Buy Co., Inc.	321,641	$11,029,070
Gap, Inc. (The)	719,218	15,923,487
Home Depot, Inc. (The)	118,484	4,154,049
Lowe’s Cos., Inc.	332,468	8,338,297
Rent-A-Center, Inc.	219,348	7,080,553
Williams-Sonoma, Inc.	386,195	13,783,300
		60,308,756
TOBACCO — 1.2%
Philip Morris International, Inc.	86,700	5,074,551
Reynolds American, Inc.	474,630	15,482,431
		20,556,982
TOTAL COMMON STOCKS (Cost $1,300,725,432)

Temporary Cash Investments — 0.4%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	42,810	$42,810
Repurchase Agreement, Goldman Sachs Group, Inc., (collateralized by various U.S. Treasury obligations, 1.125%, 12/15/11, valued at $6,023,096), in a joint trading account at 0.06%, dated 12/31/10, due 1/3/11 (Delivery value $5,900,029)		5,900,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $5,942,810)		5,942,810
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $1,306,668,242)		1,668,998,257
OTHER ASSETS AND LIABILITIES — (0.1)%		(1,500,931)
TOTAL NET ASSETS — 100.0%		$1,667,497,326

Notes to Schedule of Investments

(1)	Non-income producing.

(2)	Industry is less than 0.05% of total net assets.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

DECEMBER 31, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $1,306,668,242)	$1,668,998,257
Receivable for investments sold	107,209,540
Receivable for capital shares sold	753,099
Dividends and interest receivable	1,391,855
1,778,352,751

Liabilities
Disbursements in excess of demand deposit cash	1,066
Payable for investments purchased	103,117,791
Payable for capital shares redeemed	6,778,498
Accrued management fees	928,251
Distribution and service fees payable	29,819
110,855,425

Net Assets	$1,667,497,326

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,885,436,996
Accumulated net investment loss	(219,153)
Accumulated net realized loss	(580,050,532)
Net unrealized appreciation	362,330,015
$1,667,497,326

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$1,341,836,233	55,892,373	$24.01
Institutional Class, $0.01 Par Value	$188,740,611	7,856,641	$24.02
A Class, $0.01 Par Value	$135,313,567	5,641,041	$23.99*
B Class, $0.01 Par Value	$110,207	4,589	$24.02
C Class, $0.01 Par Value	$1,105,504	46,133	$23.96
R Class, $0.01 Par Value	$391,204	16,295	$24.01
*Maximum offering price $25.45 (net asset value divided by 0.9425)

See Notes to Financial Statements.

15

Statement of Operations

FOR THE SIX MONTHS ENDED DECEMBER 31, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $53,043)	$18,354,639
Interest	4,311
18,358,950

Expenses:
Management fees	5,415,588
Distribution and service fees:
A Class	164,811
B Class	448
C Class	4,626
R Class	825
Directors’ fees and expenses	15,739
Other expenses	26,384
5,628,421

Net investment income (loss)	12,730,529

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	26,880,993
Futures contract transactions	864,937
27,745,930

Change in net unrealized appreciation (depreciation) on investments	278,409,195

Net realized and unrealized gain (loss)	306,155,125

Net Increase (Decrease) in Net Assets Resulting from Operations	$318,885,654

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

SIX MONTHS ENDED DECEMBER 31, 2010 (UNAUDITED) AND YEAR ENDED JUNE 30, 2010
Increase (Decrease) in Net Assets	December 31, 2010	June 30, 2010
Operations
Net investment income (loss)	$12,730,529	$28,527,259
Net realized gain (loss)	27,745,930	10,712,035
Change in net unrealized appreciation (depreciation)	278,409,195	183,018,178
Net increase (decrease) in net assets resulting from operations	318,885,654	222,257,472

Distributions to Shareholders
From net investment income:
Investor Class	(10,455,559)	(21,903,250)
Institutional Class	(1,808,133)	(4,223,655)
A Class	(878,549)	(2,164,134)
B Class	(241)	(366)
C Class	(2,461)	(5,588)
R Class	(1,749)	(3,006)
Decrease in net assets from distributions	(13,146,692)	(28,299,999)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(189,873,934)	(375,460,278)

Net increase (decrease) in net assets	115,865,028	(181,502,805)

Net Assets
Beginning of period	1,551,632,298	1,733,135,103
End of period	$1,667,497,326	$1,551,632,298

Accumulated undistributed net investment income (loss)	$(219,153)	$197,010

See Notes to Financial Statements.

17

Notes to Financial Statements

DECEMBER 31, 2010 (UNAUDITED)

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. Income & Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth by investing in common stocks. Income is a secondary objective.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

18

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

19

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the six months ended December 31, 2010 was 0.69% for the Investor Class, A Class, B Class, C Class and R Class and 0.49% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended December 31, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended December 31, 2010, were $313,642,713 and $496,724,237, respectively.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended December 31, 2010		Year ended June 30, 2010
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	330,000,000		330,000,000
Sold	1,418,848	$31,249,615	3,838,034	$80,528,593
Issued in reinvestment of distributions	428,138	9,762,924	961,765	20,629,225
Redeemed	(7,689,194)	(170,222,264)	(14,141,738)	(297,312,816)
	(5,842,208)	(129,209,725)	(9,341,939)	(196,154,998)
Institutional Class/Shares Authorized	100,000,000		100,000,000
Sold	602,042	13,109,176	1,668,153	34,474,492
Issued in reinvestment of distributions	73,466	1,670,416	180,995	3,883,796
Redeemed	(2,731,059)	(60,269,006)	(6,810,928)	(140,103,046)
	(2,055,551)	(45,489,414)	(4,961,780)	(101,744,758)
A Class/Shares Authorized	100,000,000		100,000,000
Sold	266,762	5,883,676	755,867	15,695,842
Issued in reinvestment of distributions	37,688	858,824	99,020	2,113,901
Redeemed	(1,006,707)	(22,050,016)	(4,634,554)	(95,453,320)
	(702,257)	(15,307,516)	(3,779,667)	(77,643,577)
B Class/Shares Authorized	10,000,000		10,000,000
Sold	590	13,958	1,290	28,694
Issued in reinvestment of distributions	10	231	17	366
	600	14,189	1,307	29,060
C Class/Shares Authorized	10,000,000		10,000,000
Sold	8,630	200,017	18,337	389,368
Issued in reinvestment of distributions	85	1,946	199	4,252
Redeemed	(6,101)	(133,413)	(20,349)	(427,245)
	2,614	68,550	(1,813)	(33,625)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	5,840	129,895	9,468	187,989
Issued in reinvestment of distributions	49	1,123	107	2,307
Redeemed	(3,624)	(81,036)	(5,297)	(102,676)
	2,265	49,982	4,278	87,620
Net increase (decrease)	(8,594,537)	$(189,873,934)	(18,079,614)	$(375,460,278)

21

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$1,561,430,976	—	—
Foreign Common Stocks	101,624,471	—	—
Temporary Cash Investments	42,810	$5,900,000	—
Total Value of Investment Securities	$1,663,098,257	$5,900,000	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund held no equity price risk derivative instruments at period end. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any equity price risk derivative instruments disclosed on the Statement of Assets and Liabilities. For the six months ended December 31, 2010, the effect of equity price risk derivative instruments on the Statement of Operations was $864,937 in net realized gain (loss) on futures contract transactions.

22

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$1,332,893,606
Gross tax appreciation of investments	$379,633,328
Gross tax depreciation of investments	(43,528,677)
Net tax appreciation (depreciation) of investments	$336,104,651

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of June 30, 2010, the fund had accumulated capital losses of $(576,631,919), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(221,057,667) and $(355,574,252) expire in 2017 and 2018, respectively.

23

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(1)		2010	2009	2008	2007(2)		2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$19.88		$18.03	$25.32	$35.04	$33.29		$30.33	$30.67
Income From Investment Operations
Net Investment Income (Loss)(3)	0.17		0.33	0.44	0.47	0.23		0.57	0.57
Net Realized and Unrealized Gain (Loss)	4.14		1.85	(7.20)	(6.54)	2.27		4.54	0.90
Total From Investment Operations	4.31		2.18	(6.76)	(6.07)	2.50		5.11	1.47
Distributions
From Net Investment Income	(0.18)		(0.33)	(0.53)	(0.36)	(0.22)		(0.59)	(0.59)
From Net Realized Gains	—		—	—	(3.29)	(0.53)		(1.56)	(1.22)
Total Distributions	(0.18)		(0.33)	(0.53)	(3.65)	(0.75)		(2.15)	(1.81)
Net Asset Value, End of Period	$24.01		$19.88	$18.03	$25.32	$35.04		$33.29	$30.33

Total Return(4)	21.74%		11.99%	(26.76)%	(18.48)%	7.67%		17.17%	4.79%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.69	%(5)	0.70%	0.70%	0.68%	0.67	%(5)	0.67%	0.67%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.55	%(5)	1.58%	2.27%	1.53%	1.37	%(5)	1.81%	1.86%
Portfolio Turnover Rate	20%		45%	49%	57%	27%		63%	70%
Net Assets, End of Period (in thousands)	$1,341,836		$1,227,234	$1,281,418	$2,078,333	$3,463,508		$3,578,273	$3,616,640

(1)	Six months ended December 31, 2010 (unaudited).

(2)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(3)	Computed using average shares outstanding throughout the period.

(4)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(5)	Annualized.

See Notes to Financial Statements.

24

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(1)		2010	2009	2008	2007(2)		2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$19.89		$18.04	$25.35	$35.06	$33.31		$30.34	$30.68
Income From Investment Operations
Net Investment Income (Loss)(3)	0.20		0.38	0.48	0.52	0.26		0.64	0.64
Net Realized and Unrealized Gain (Loss)	4.14		1.85	(7.21)	(6.53)	2.28		4.54	0.89
Total From Investment Operations	4.34		2.23	(6.73)	(6.01)	2.54		5.18	1.53
Distributions
From Net Investment Income	(0.21)		(0.38)	(0.58)	(0.41)	(0.26)		(0.65)	(0.65)
From Net Realized Gains	—		—	—	(3.29)	(0.53)		(1.56)	(1.22)
Total Distributions	(0.21)		(0.38)	(0.58)	(3.70)	(0.79)		(2.21)	(1.87)
Net Asset Value, End of Period	$24.02		$19.89	$18.04	$25.35	$35.06		$33.31	$30.34

Total Return(4)	21.86%		12.20%	(26.63)%	(18.32)%	7.80%		17.40%	5.00%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.49	%(5)	0.50%	0.50%	0.48%	0.47	%(5)	0.47%	0.47%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.75	%(5)	1.78%	2.47%	1.73%	1.57	%(5)	2.01%	2.06%
Portfolio Turnover Rate	20%		45%	49%	57%	27%		63%	70%
Net Assets, End of Period (in thousands)	$188,741		$197,196	$268,346	$538,656	$442,367		$487,888	$477,395

(1)	Six months ended December 31, 2010 (unaudited).

(2)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(3)	Computed using average shares outstanding throughout the period.

(4)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(5)	Annualized.

See Notes to Financial Statements.

25

A Class(1)
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(2)		2010	2009	2008	2007(3)		2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$19.86		$18.01	$25.28	$35.01	$33.27		$30.31	$30.65
Income From Investment Operations
Net Investment Income (Loss)(4)	0.14		0.28	0.40	0.39	0.19		0.49	0.49
Net Realized and Unrealized Gain (Loss)	4.14		1.85	(7.20)	(6.53)	2.27		4.54	0.90
Total From Investment Operations	4.28		2.13	(6.80)	(6.14)	2.46		5.03	1.39
Distributions
From Net Investment Income	(0.15)		(0.28)	(0.47)	(0.30)	(0.19)		(0.51)	(0.51)
From Net Realized Gains	—		—	—	(3.29)	(0.53)		(1.56)	(1.22)
Total Distributions	(0.15)		(0.28)	(0.47)	(3.59)	(0.72)		(2.07)	(1.73)
Net Asset Value, End of Period	$23.99		$19.86	$18.01	$25.28	$35.01		$33.27	$30.31

Total Return(5)	21.59%		11.72%	(26.95)%	(18.68)%	7.55%		16.86%	4.53%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.94	%(6)	0.95%	0.95%	0.93%	0.92	%(6)	0.92%	0.92%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.30	%(6)	1.33%	2.02%	1.28%	1.12	%(6)	1.56%	1.61%
Portfolio Turnover Rate	20%		45%	49%	57%	27%		63%	70%
Net Assets, End of Period (in thousands)	$135,314		$125,981	$182,331	$361,500	$718,533		$700,335	$690,379

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.

(2)	Six months ended December 31, 2010 (unaudited).

(3)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(4)	Computed using average shares outstanding throughout the period.

(5)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(6)	Annualized.

See Notes to Financial Statements.

26

B Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(1)		2010	2009	2008(2)
Per-Share Data
Net Asset Value, Beginning of Period	$19.88		$18.03	$25.26	$34.36
Income From Investment Operations
Net Investment Income (Loss)(3)	0.06		0.12	0.24	0.12
Net Realized and Unrealized Gain (Loss)	4.14		1.85	(7.19)	(5.84)
Total From Investment Operations	4.20		1.97	(6.95)	(5.72)
Distributions
From Net Investment Income	(0.06)		(0.12)	(0.28)	(0.09)
From Net Realized Gains	—		—	—	(3.29)
Total Distributions	(0.06)		(0.12)	(0.28)	(3.38)
Net Asset Value, End of Period	$24.02		$19.88	$18.03	$25.26

Total Return(4)	21.07%		10.88%	(27.49)%	(17.78)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.69	%(5)	1.70%	1.70%	1.68	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.55	%(5)	0.58%	1.27%	0.58	%(5)
Portfolio Turnover Rate	20%		45%	49%	0.57	%(6)
Net Assets, End of Period (in thousands)	$110		$79	$48	$33

(1)	Six months ended December 31, 2010 (unaudited).

(2)	September 28, 2007 (commencement of sale) through June 30, 2008.

(3)	Computed using average shares outstanding throughout the period.

(4)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

27

C Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(1)		2010	2009	2008	2007(2)		2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$19.83		$17.99	$25.20	$34.98	$33.25		$30.29	$30.64
Income From Investment Operations
Net Investment Income (Loss)(3)	0.06		0.12	0.24	0.16	0.06		0.26	0.27
Net Realized and Unrealized Gain (Loss)	4.13		1.84	(7.17)	(6.51)	2.27		4.54	0.88
Total From Investment Operations	4.19		1.96	(6.93)	(6.35)	2.33		4.80	1.15
Distributions
From Net Investment Income	(0.06)		(0.12)	(0.28)	(0.14)	(0.07)		(0.28)	(0.28)
From Net Realized Gains	—		—	—	(3.29)	(0.53)		(1.56)	(1.22)
Total Distributions	(0.06)		(0.12)	(0.28)	(3.43)	(0.60)		(1.84)	(1.50)
Net Asset Value, End of Period	$23.96		$19.83	$17.99	$25.20	$34.98		$33.25	$30.29

Total Return(4)	21.12%		10.85%	(27.48)%	(19.31)%	7.16%		16.02%	3.73%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.69	%(5)	1.70%	1.70%	1.68%	1.67	%(5)	1.67%	1.67%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.55	%(5)	0.58%	1.27%	0.53%	0.37	%(5)	0.81%	0.86%
Portfolio Turnover Rate	20%		45%	49%	57%	27%		63%	70%
Net Assets, End of Period (in thousands)	$1,106		$863	$815	$1,176	$1,960		$1,956	$2,358

(1)	Six months ended December 31, 2010 (unaudited).

(2)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(3)	Computed using average shares outstanding throughout the period.

(4)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(5)	Annualized.

See Notes to Financial Statements.

28

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(1)		2010	2009	2008	2007(2)		2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$19.87		$18.03	$25.29	$35.04	$33.30		$30.34	$30.67
Income From Investment Operations
Net Investment Income (Loss)(3)	0.11		0.23	0.36	0.32	0.15		0.41	0.50
Net Realized and Unrealized Gain (Loss)	4.15		1.84	(7.21)	(6.53)	2.27		4.55	0.83
Total From Investment Operations	4.26		2.07	(6.85)	(6.21)	2.42		4.96	1.33
Distributions
From Net Investment Income	(0.12)		(0.23)	(0.41)	(0.25)	(0.15)		(0.44)	(0.44)
From Net Realized Gains	—		—	—	(3.29)	(0.53)		(1.56)	(1.22)
Total Distributions	(0.12)		(0.23)	(0.41)	(3.54)	(0.68)		(2.00)	(1.66)
Net Asset Value, End of Period	$24.01		$19.87	$18.03	$25.29	$35.04		$33.30	$30.34

Total Return(4)	21.46%		11.38%	(27.13)%	(18.88)%	7.42%		16.56%	4.31%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.19	%(5)	1.20%	1.20%	1.18%	1.17	%(5)	1.17%	1.15	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.05	%(5)	1.08%	1.77%	1.03%	0.87	%(5)	1.31%	1.38	%(6)
Portfolio Turnover Rate	20%		45%	49%	57%	27%		63%	70%
Net Assets, End of Period (in thousands)	$391		$279	$176	$546	$819		$660	$423

(1)	Six months ended December 31, 2010 (unaudited).

(2)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(3)	Computed using average shares outstanding throughout the period.

(4)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(5)	Annualized.

(6)
The ratio of operating expenses to average net assets and ratio of net investment income (loss) to average net assets would have been 1.17% and 1.36%, respectively, if a portion of the distribution and service fees had not been reimbursed.

See Notes to Financial Statements.

29

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor
©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SAN-70491  1102

SEMIANNUAL REPORT              DECEMBER 31, 2010

International Core Equity Fund

President’s Letter	2
Market Perspective	3
Foreign Stock Index Returns	3

Performance	4
Portfolio Commentary	6
Top Ten Holdings	8
Investments by Country	8
Types of Investments in Portfolio	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	22

Other Information

Additional Information	28

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

    Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended December 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

    By Scott Wittman, Chief Investment Officer, Quantitative Equity and Asset Allocation

Strong Returns for International Stocks

International stocks advanced sharply during the last six months of 2010 as optimism about the global economic environment buoyed stock markets worldwide. As the six-month period began, a broad slowdown in global economic activity, combined with growing sovereign debt problems in Europe, led to concerns about a stalled global recovery and a possible relapse into recession. The uncertain economic outlook contributed to increased volatility in many equity markets around the world.

However, investor sentiment changed in September, sparking a substantial rally in global equity markets that extended through the end of the year. European investors shrugged off persistent debt crises—most notably the European Union bailout of Ireland—and focused instead on improved business confidence throughout the Continent. In Japan, the government’s efforts to weaken the yen, which had reached a 15-year high versus the U.S. dollar, were cheered by the export-driven companies that comprise a meaningful portion of the Japanese economy. These and other promising developments erased the recession concerns and bolstered investor confidence that global economic growth would continue to accelerate in 2011.

Asia, Emerging Markets Outperformed

As the table below illustrates, the broad international equity indices returned approximately 24% for the six-month period. Growth-oriented shares solidly outpaced value issues around the globe, reflecting the improving prospects for economic growth. In addition, smaller companies outperformed large-cap stocks across the board.

Emerging markets modestly outperformed developed equity markets overall as economic activity remained robust in developing countries, particularly in Asia and Latin America. Among developed markets, countries along the Pacific Rim (excluding Japan) were the top performers, gaining more than 30% as a group thanks to their exposure to fast-growing emerging economies in the region. European bourses performed roughly in line with the broad foreign equity indices. Top-performing markets in Europe included Austria and the Scandinavian countries, while the countries facing fiscal challenges—Ireland, Greece, Portugal, Spain, and Italy—lagged. The Japanese equity market also underperformed during the six months as the country’s economic outlook remained murky.

Foreign Stock Index Returns
For the six months ended December 31, 2010*
MSCI EAFE Index	24.18%	MSCI World Index	23.96%
MSCI EAFE Growth Index	25.74%	MSCI Pacific ex-Japan Index	32.24%
MSCI EAFE Value Index	22.52%	MSCI Emerging Markets (Net) Index	26.69%
		MSCI Europe Index	24.73%
*Total returns for periods less than one year are not annualized.		MSCI Japan Index	18.65%

3

Performance

Total Returns as of December 31, 2010
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	Since Inception	Inception Date
Investor Class	ACIMX	27.32%	10.11%	-3.53%	11/30/06
MSCI EAFE Index	—	24.18%	7.75%	-1.97%	—
Institutional Class	ACIUX	27.36%	10.33%	-3.34%	11/30/06
A Class No sales charge* With sales charge*	ACIQX	27.22% 19.95%	10.00% 3.66%	-3.76% -5.14%	11/30/06
B Class No sales charge* With sales charge*	ACIJX	26.52% 21.52%	9.02% 5.02%	-4.49% -5.06%	11/30/06
C Class No sales charge* With sales charge*	ACIKX	26.52% 25.52%	9.02% 9.02%	-4.49% -4.49%	11/30/06
R Class	ACIRX	26.94%	9.57%	-4.02%	11/30/06

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over Life of Class
$10,000 investment made November 30, 2006

*From 11/30/06, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
1.19%	0.99%	1.44%	2.19%	2.19%	1.69%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Armando Lacayo and Elizabeth Xie

In December 2010, International Core Equity portfolio manager Zili Zhang left American Century Investments to pursue other opportunities. Armando Lacayo and Elizabeth Xie, who shared portfolio management responsibilities with Mr. Zhang, remain as portfolio managers on the International Core Equity investment team.

Performance Summary

International Core Equity returned 27.32%* for the six months ended December 31, 2010, compared with the 24.18% return of the fund’s benchmark, the MSCI EAFE Index.

The fund’s return of more than 25% reflected the sharp rally in international equity markets during the second half of 2010. In addition, International Core Equity outpaced the MSCI EAFE Index for the six months. Strong stock selection across virtually all geographic regions and market sectors contributed to the fund’s outperformance of its benchmark.

Economically Sensitive Sectors Drove Absolute Performance

On an absolute basis, the best-performing sectors in the portfolio were materials and energy, both of which gained more than 40% for the six-month period. Expectations of improving economic conditions on a global scale provided a lift to commodity prices, which in turn boosted materials and energy stocks worldwide. Five of the portfolio’s top ten contributors to absolute performance came from these two sectors. The best contributors were French specialty chemicals producer Rhodia, energy producers Caltex Australia and BP, and mining companies Rio Tinto Ltd. of Australia and Rio Tinto plc of the U.K.

International Core Equity’s holdings in the industrials and consumer discretionary sectors also contributed meaningfully to absolute performance. The leading contributors from these sectors included Chinese shipbuilder Yangzijiang Shipbuilding Holdings, German media conglomerate ProSiebenSat.1 Media, and German auto maker Bayerische Motoren Werke (BMW).

The more defensive health care and utilities sectors of the portfolio posted the lowest returns during the six-month period, though they still produced double-digit gains. Notable individual decliners in the portfolio included Japanese financial services firm Resona Holdings, Greek electric utility Public Power, and Japanese scientific instruments producer Keyence.

Industrials and Consumer Discretionary Stocks Outperformed

Looking at relative performance, International Core Equity’s industrials and consumer discretionary holdings contributed the most to its outperformance versus the MSCI EAFE Index for the six months. An overweight position in machinery manufacturers and stock selection among electrical equipment makers added the most value in the industrials sector. Top contributors included Yangzijiang Shipbuilding Holdings, a Chinese shipbuilder that benefited from growing orders for new ships, and Swedish engineering products firm Alfa Laval, which rallied thanks to rising demand and a series of beneficial acquisitions.

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

6

In the consumer discretionary sector, stock choices among media companies and auto makers generated the bulk of the outperformance. The leading contributor in this sector, and the portfolio as a whole, was German broadcasting company ProSiebenSat.1 Media, which generated robust earnings growth amid a rebound in the German advertising market. A continuing recovery in the auto industry worldwide provided a boost to auto makers BMW in Germany and Daihatsu Motor in Japan, both of which were strong contributors to fund performance.

Other notable individual contributors to the fund’s outperformance of its benchmark included French chemicals company Rhodia, Australian oil refiner Caltex Australia, and Chinese gold producer Zhaojin Mining. Rhodia rallied on strong demand from emerging economies in Asia and Latin America; Caltex boosted its profit forecast as premium fuel sales increased markedly; and Zhaojin Mining benefited from a sharp increase in gold prices during the period.

Technology Lagged

The only sector in the portfolio to underperform its counterparts in the MSCI EAFE Index was information technology. Stock selection among electronic equipment manufacturers and IT services providers was responsible for most of the underperformance. The most significant detractors in this sector were two Japanese companies—electronic components producer Mitsumi Electric, which reported a wider-than-projected loss resulting from weakness in several of the company’s end markets, and technology services provider NTT Data, which lowered its full-year outlook because of narrower profit margins and a weaker Japanese currency.

Other noteworthy detractors from relative results included Japanese financial services provider Resona Holdings, U.K. biotechnology firm AstraZeneca, and Italian appliance manufacturer Indesit. Resona was forced to issue new equity to purchase preferred shares owned by the Japanese government; AstraZeneca fell amid a delay in U.S. regulatory approval for one of its most promising new medications; and Indesit provided disappointing revenue and earnings guidance.

A Look Ahead

The fluctuations in global equity markets throughout 2010 were driven more by the broad economic environment than by the fundamental prospects of individual stocks. Over time, we expect these conditions to revert to a more normal environment where idiosyncrasies contribute to an asset’s total return. This in turn can provide opportunities for active investment managers like us to take advantage of mispriced individual stocks.

The quantitative investment process used to manage International Core Equity is structured to be objective, disciplined, and systematic. This framework helps us eliminate biases, avoid decisions driven by emotion and short-term fads, and produce repeatable results. Our unique process, built upon proprietary models and methodologies, is designed to outperform over the long term.

7

Top Ten Holdings
% of net assets as of 12/31/10
Royal Dutch Shell plc B Shares	1.6%
Australia & New Zealand Banking Group Ltd.	1.5%
AstraZeneca plc	1.5%
GlaxoSmithKline plc	1.5%
National Australia Bank Ltd.	1.4%
HSBC Holdings plc	1.4%
ING Groep NV CVA	1.3%
Novartis AG	1.3%
BT Group plc	1.3%
Rio Tinto Ltd.	1.3%

Investments by Country
% of net assets as of 12/31/10
Japan	20.9%
United Kingdom	18.0%
Australia	8.4%
France	8.2%
Germany	7.8%
Switzerland	6.1%
Netherlands	4.7%
Spain	3.7%
Hong Kong	3.4%
Sweden	2.9%
Italy	2.0%
People’s Republic of China	2.0%
Other Countries	10.5%
Other Assets and Liabilities	1.4%

Types of Investments in Portfolio
% of net assets as of 12/31/10
Foreign Common Stocks & Warrants	98.6%
Other Assets and Liabilities	1.4%

8

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,273.20	$6.76	1.18%
Institutional Class	$1,000	$1,273.60	$5.62	0.98%
A Class	$1,000	$1,272.20	$8.19	1.43%
B Class	$1,000	$1,265.20	$12.45	2.18%
C Class	$1,000	$1,265.20	$12.45	2.18%
R Class	$1,000	$1,269.40	$9.61	1.68%
Hypothetical
Investor Class	$1,000	$1,019.26	$6.01	1.18%
Institutional Class	$1,000	$1,020.27	$4.99	0.98%
A Class	$1,000	$1,018.00	$7.27	1.43%
B Class	$1,000	$1,014.22	$11.07	2.18%
C Class	$1,000	$1,014.22	$11.07	2.18%
R Class	$1,000	$1,016.74	$8.54	1.68%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

DECEMBER 31, 2010 (UNAUDITED)

	Shares	Value
Common Stocks & Warrants — 98.6%
AUSTRALIA — 8.4%
Australia & New Zealand Banking Group Ltd.	4,131	$98,658
Bank of Queensland Ltd.	1,312	13,943
Bendigo and Adelaide Bank Ltd.	1,219	12,406
BHP Billiton Ltd.	1,179	54,566
Caltex Australia Ltd.	2,939	43,196
Commonwealth Bank of Australia	1,359	70,570
National Australia Bank Ltd.	3,833	92,913
Newcrest Mining Ltd.	1,230	50,875
Rio Tinto Ltd.	955	83,485
Telstra Corp. Ltd.	3,905	11,143
Westpac Banking Corp.	430	9,768
		541,523
AUSTRIA — 1.4%
Andritz AG	750	68,966
Erste Group Bank AG	392	18,422
		87,388
BELGIUM — 0.2%
Delhaize Group SA	209	15,436
BERMUDA — 0.3%
Hiscox Ltd.	3,000	17,839
CYPRUS — 0.1%
Bank of Cyprus Public Co. Ltd.	2,553	8,802
DENMARK — 1.7%
H. Lundbeck A/S	3,503	66,575
Novo Nordisk A/S B Shares	385	43,334
		109,909
FINLAND — 1.7%
KONE Oyj B Shares	500	27,779
Nokia Oyj	3,000	31,052
Pohjola Bank plc	1,191	14,274
Wartsila Oyj	473	36,105
		109,210
FRANCE — 8.2%
AXA SA	1,181	19,648
BNP Paribas	808	51,406
Bouygues SA	244	10,517
Casino Guichard Perrachon SA	291	28,368
Christian Dior SA	141	20,142
Credit Agricole SA	1,764	22,403
France Telecom SA	1,374	28,634
Rallye SA	781	33,590
Rhodia SA	2,142	70,843
Safran SA	577	20,433
Sanofi-Aventis SA	724	46,294
Schneider Electric SA	250	37,416
Societe Generale	480	25,798
Total SA	726	38,467
Vinci SA	495	26,908
Vivendi SA	1,630	43,999
		524,866
GABON — 1.2%
Total Gabon SA	185	76,402
GERMANY — 7.8%
Allianz SE	403	47,888
BASF SE	980	78,180
Bayer AG	350	25,864
Deutsche Bank AG	118	6,165
Deutsche Lufthansa AG(1)	1,800	39,339
Hannover Rueckversicherung AG	1,162	62,312
Henkel AG & Co. KGaA Preference Shares	1,200	74,583
Infineon Technologies AG(1)	2,549	23,698
MAN SE	244	29,011
Metro AG	271	19,511
Muenchener Rueckversicherungs-Gesellschaft AG	44	6,674
ProSiebenSat.1 Media AG Preference Shares	1,985	59,732
Siemens AG	246	30,456
		503,413
GREECE — 0.1%
OPAP SA	486	8,404
HONG KONG — 3.4%
BOC Hong Kong Holdings Ltd.	4,500	15,313
Cathay Pacific Airways Ltd.	22,000	60,712
First Pacific Co. Ltd.	26,000	23,415
Hang Lung Group Ltd.	1,000	6,574
Jardine Strategic Holdings Ltd.	1,000	27,680
PCCW Ltd.	35,000	15,490
Wheelock & Co. Ltd.	17,000	68,785
		217,969

11

Shares	Value
ITALY — 2.0%
Enel SpA	7,663	$38,279
ENI SpA	485	10,598
Indesit Co. SpA	3,928	42,122
Mediaset SpA	4,069	24,632
Telecom Italia SpA	11,483	14,846
		130,477
JAPAN — 20.9%
Aisin Seiki Co. Ltd.	1,000	35,357
Asahi Breweries Ltd.	600	11,615
Brother Industries Ltd.	4,400	65,194
Canon, Inc.	600	30,759
Central Japan Railway Co.	2	16,745
Daicel Chemical Industries, Ltd.	3,000	21,895
Daihatsu Motor Co. Ltd.	5,000	76,662
Daiichikosho Co. Ltd.	2,000	38,810
Dainippon Screen Manufacturing Co. Ltd.(1)	9,000	63,877
Dainippon Sumitomo Pharma Co. Ltd.	1,000	9,068
Daito Trust Construction Co. Ltd.	300	20,532
Fuji Heavy Industries Ltd.	4,000	31,009
Fuji Oil Co. Ltd.	1,000	14,602
FUJIFILM Holdings Corp.	400	14,450
Fujitsu Ltd.	10,000	69,534
Hitachi Ltd.	5,000	26,678
Hosiden Corp.	1,400	16,492
ITOCHU Corp.	2,000	20,227
Jupiter Telecommunications Co. Ltd.	14	14,726
Kao Corp.	2,000	53,861
KDDI Corp.	3	17,319
K’s Holdings Corp.	800	21,755
Kuraray Co. Ltd.	3,000	42,970
Marubeni Corp.	4,000	28,102
Miraca Holdings, Inc.	800	32,209
Mitsubishi Corp.	1,400	37,860
Mitsui & Co. Ltd.	900	14,849
Nippon Electric Glass Co. Ltd.	2,000	28,832
Nippon Meat Packers, Inc.	1,000	13,059
Nippon Telegraph & Telephone Corp.	1,600	73,200
Nissan Motor Co. Ltd.	3,300	31,386
NTT Data Corp.	5	17,294
NTT DoCoMo, Inc.	24	41,905
Sega Sammy Holdings, Inc.	4,000	76,105
Seven & I Holdings Co. Ltd.	1,000	26,709
SOFTBANK CORP.	300	10,380
Sojitz Corp.	6,000	13,142
Sony Financial Holdings, Inc.	4	16,172
Suzuki Motor Corp.	1,000	24,607
Takeda Pharmaceutical Co. Ltd.	600	29,509
Teijin Ltd.	13,000	55,516
Tokyo Gas Co. Ltd.	7,000	31,029
Yamaguchi Financial Group, Inc.	1,000	10,123
		1,346,125
MEXICO — 0.3%
Fresnillo plc	830	21,585
NETHERLANDS — 4.7%
Heineken Holding NV	781	33,945
ING Groep NV CVA(1)	8,868	86,270
Koninklijke Ahold NV	700	9,238
Koninklijke DSM NV	682	38,828
Royal Dutch Shell plc B Shares	3,076	101,431
Unilever NV CVA	993	30,918
		300,630
NEW ZEALAND — 0.3%
Telecom Corp. of New Zealand Ltd.	10,100	17,078
NORWAY — 1.5%
DnB NOR ASA	1,677	23,536
Statoil ASA	400	9,507
TGS Nopec Geophysical Co. ASA	2,900	65,450
		98,493
PEOPLE’S REPUBLIC OF CHINA — 2.0%
Dongfeng Motor Group Co. Ltd. H Shares	36,000	62,062
Yangzijiang Shipbuilding Holdings Ltd.	44,000	65,485
		127,547
SINGAPORE — 1.7%
Golden Agri-Resources Ltd. Warrants(1)	1,224	229
SembCorp Industries Ltd.	11,000	44,056
SembCorp Marine Ltd.	16,000	66,950
		111,235

12

Shares	Value
SPAIN — 3.7%
Almirall SA	900	$8,208
Banco Bilbao Vizcaya Argentaria SA	1,013	10,248
Banco Santander SA	5,058	53,743
Corp. Financiera Alba	274	14,167
Endesa SA	1,783	45,939
Mapfre SA	20,170	56,070
Telefonica SA	2,125	48,261
		236,636
SWEDEN — 2.9%
Intrum Justitia AB	4,400	67,736
Investor AB B Shares	3,100	66,319
Nordea Bank AB	3,039	33,049
Scania AB B Shares	692	15,926
		183,030
SWITZERLAND — 6.1%
ABB Ltd.(1)	1,311	29,279
Clariant AG(1)	2,283	46,283
Compagnie Financiere Richemont SA	207	12,178
Nestle SA	1,334	78,143
Novartis AG	1,444	84,972
Roche Holding AG	331	48,522
Swatch Group AG (The)	244	19,677
UBS AG(1)	1,116	18,316
Zurich Financial Services AG	204	52,836
		390,206
UNITED KINGDOM — 18.0%
Amlin plc	8,193	52,232
AstraZeneca plc	2,156	98,221
Aviva plc	11,900	72,914
BHP Billiton plc	1,228	48,841
BP plc	10,542	76,518
British American Tobacco plc	1,393	53,503
British Land Co. plc	876	7,163
BT Group plc	30,111	84,878
Burberry Group plc	1,431	25,077
Centrica plc	13,942	72,080
Drax Group plc	10,405	59,747
GlaxoSmithKline plc	5,002	96,703
Go-Ahead Group plc	2,512	51,736
HSBC Holdings plc	8,867	90,012
Investec plc	1,427	11,725
Kesa Electricals plc	89	221
Next plc	829	25,527
Petrofac Ltd.	1,299	32,141
Rio Tinto plc	803	56,169
Standard Chartered plc	1,298	34,919
Tate & Lyle plc	8,018	64,754
Tullett Prebon plc	2,552	15,231
Unilever plc	302	9,243
Vodafone Group plc	6,721	17,374
		1,156,929
TOTAL INVESTMENT SECURITIES — 98.6% (Cost $5,783,884)		6,341,132
OTHER ASSETS AND LIABILITIES — 1.4%		87,967
TOTAL NET ASSETS — 100.0%		$6,429,099

Market Sector Diversification
(as a % of net assets)
Financials	22.7%
Industrials	13.8%
Consumer Discretionary	10.8%
Materials	10.4%
Health Care	9.2%
Consumer Staples	8.9%
Energy	7.1%
Information Technology	6.0%
Telecommunication Services	5.9%
Utilities	3.8%
Other Assets and Liabilities	1.4%

Notes to Schedule of Investments

CVA = Certificaten Van Aandelen

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

DECEMBER 31, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $5,783,884)	$6,341,132
Cash	12,030
Foreign currency holdings, at value (cost of $100,677)	101,178
Receivable for investments sold	837,757
Receivable for capital shares sold	470
Dividends and interest receivable	9,407
7,301,974
Liabilities
Payable for investments purchased	864,832
Accrued management fees	6,087
Distribution and service fees payable	1,956
872,875

Net Assets	$6,429,099

Net Assets Consist of:
Capital (par value and paid-in surplus)	$8,926,111
Accumulated net investment loss	(7,249)
Accumulated net realized loss	(3,046,126)
Net unrealized appreciation	556,363
$6,429,099

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$2,013,266	270,265	$7.45
Institutional Class, $0.01 Par Value	$963,093	129,197	$7.45
A Class, $0.01 Par Value	$902,936	121,231	$7.45*
B Class, $0.01 Par Value	$866,388	116,418	$7.44
C Class, $0.01 Par Value	$817,089	109,820	$7.44
R Class, $0.01 Par Value	$866,327	116,356	$7.45

*Maximum offering price $7.90 (net asset value divided by 0.9425)

See Notes to Financial Statements.

14

Statement of Operations

FOR THE SIX MONTHS ENDED DECEMBER 31, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $2,127)	$58,364
Interest	22
58,386
Expenses:
Management fees	33,581
Distribution and service fees:
A Class	1,072
B Class	4,008
C Class	3,756
R Class	2,051
Directors’ fees and expenses	54
Other expenses	760
45,282

Net investment income (loss)	13,104

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	246,064
Foreign currency transactions	57,905
303,969

Change in net unrealized appreciation (depreciation) on:
Investments	609,118
Translation of assets and liabilities in foreign currencies	416,469
1,025,587

Net realized and unrealized gain (loss)	1,329,556

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,342,660

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

SIX MONTHS ENDED DECEMBER 31, 2010 (UNAUDITED) AND YEAR ENDED JUNE 30, 2010
Increase (Decrease) in Net Assets	December 31, 2010	June 30, 2010
Operations
Net investment income (loss)	$13,104	$72,647
Net realized gain (loss)	303,969	59,210
Change in net unrealized appreciation (depreciation)	1,025,587	271,282
Net increase (decrease) in net assets resulting from operations	1,342,660	403,139

Distributions to Shareholders
From net investment income:
Investor Class	(33,781)	(48,536)
Institutional Class	(17,082)	(23,300)
A Class	(13,012)	(20,255)
B Class	(5,748)	(7,830)
C Class	(5,426)	(9,392)
R Class	(10,040)	(11,766)
Decrease in net assets from distributions	(85,089)	(121,079)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	308,684	(936,519)

Redemption Fees
Increase in net assets from redemption fees	37	2,962

Net increase (decrease) in net assets	1,566,292	(651,497)

Net Assets
Beginning of period	4,862,807	5,514,304
End of period	$6,429,099	$4,862,807

Accumulated undistributed net investment income (loss)	$(7,249)	$64,736

See Notes to Financial Statements.

16

Notes to Financial Statements

DECEMBER 31, 2010 (UNAUDITED)

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. International Core Equity Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in equity securities of companies located in developed countries, excluding the United States and Canada.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Repurchase agreements are valued at cost. The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been

17

declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on foreign currency transactions and net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively.

Exchange-Traded Funds — The fund may invest in exchange-traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although a lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the fund remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

18

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.8180% to 1.0000%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the six months ended December 31, 2010 was 1.17% for the Investor Class, A Class, B Class, C Class and R Class and 0.97% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended December 31, 2010, are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC. ACIM owns 49% of the outstanding shares of the fund.

19

The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended December 31, 2010, were $3,224,997 and $3,016,863, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended December 31, 2010		Year ended June 30, 2010
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	61,727	$437,566	161,834	$1,093,808
Issued in reinvestment of distributions	4,553	33,738	7,065	48,325
Redeemed	(46,395)	(334,185)	(212,201)	(1,452,000)
	19,885	137,119	(43,302)	(309,867)
Institutional Class/Shares Authorized	50,000,000		50,000,000
Sold	19,451	136,248	22,965	161,078
Issued in reinvestment of distributions	2,305	17,082	3,407	23,300
Redeemed	(2,148)	(14,237)	(65,095)	(447,738)
	19,608	139,093	(38,723)	(263,360)
A Class/Shares Authorized	10,000,000		10,000,000
Sold	10,401	72,648	26,832	176,278
Issued in reinvestment of distributions	1,651	12,233	2,788	19,071
Redeemed	(13,684)	(96,577)	(62,627)	(429,133)
	(1,632)	(11,696)	(33,007)	(233,784)
B Class/Shares Authorized	10,000,000		10,000,000
Sold	1,180	8,624	902	6,156
Issued in reinvestment of distributions	777	5,748	1,147	7,830
Redeemed	(8)	(58)	(483)	(3,080)
	1,949	14,314	1,566	10,906
C Class/Shares Authorized	10,000,000		10,000,000
Sold	3,023	21,096	15,128	101,359
Issued in reinvestment of distributions	708	5,236	1,336	9,129
Redeemed	(528)	(3,797)	(38,595)	(265,916)
	3,203	22,535	(22,131)	(155,428)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	4,275	27,048	500	3,301
Issued in reinvestment of distributions	1,357	10,040	1,720	11,766
Redeemed	(4,160)	(29,769)	(8)	(53)
	1,472	7,319	2,212	15,014
Net increase (decrease)	44,485	$308,684	(133,385)	$(936,519)

20

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$5,823,797
Gross tax appreciation of investments	$819,909
Gross tax depreciation of investments	(302,574)
Net tax appreciation (depreciation) of investments	$517,335

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of June 30, 2010, the fund had accumulated capital losses of $(3,119,897), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(1,139,974) and $(1,979,923) expire in 2017 and 2018, respectively.

The fund has elected to treat $(181,713) of net capital losses incurred in the eight-month period ended June 30, 2010, as having been incurred in the following fiscal year for federal income tax purposes.

21

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(1)		2010	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$5.95		$5.80	$9.72	$11.88	$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	0.03		0.10	0.20	0.28	0.15
Net Realized and Unrealized Gain (Loss)	1.59		0.19	(3.87)	(1.69)	1.73
Total From Investment Operations	1.62		0.29	(3.67)	(1.41)	1.88
Distributions
From Net Investment Income	(0.12)		(0.14)	(0.25)	(0.21)	—
From Net Realized Gains	—		—	—	(0.54)	—
Total Distributions	(0.12)		(0.14)	(0.25)	(0.75)	—
Net Asset Value, End of Period	$7.45		$5.95	$5.80	$9.72	$11.88

Total Return(4)	27.32%		4.68%	(37.81)%	(12.30)%	18.80%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.18	%(5)	1.18%	1.17%	1.16%	1.18	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.80	%(5)	1.55%	3.09%	2.50%	2.30	%(5)
Portfolio Turnover Rate	53%		83%	131%	108%	51%
Net Assets, End of Period (in thousands)	$2,013		$1,490	$1,704	$2,583	$1,493

(1)	Six months ended December 31, 2010 (unaudited).

(2)	November 30, 2006 (fund inception) through June 30, 2007.

(3)	Computed using average shares outstanding throughout the period.

(4)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(5)	Annualized.

See Notes to Financial Statements.

22

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(1)		2010	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$5.96		$5.81	$9.73	$11.90	$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	0.03		0.11	0.20	0.29	0.16
Net Realized and Unrealized Gain (Loss)	1.60		0.19	(3.86)	(1.69)	1.74
Total From Investment Operations	1.63		0.30	(3.66)	(1.40)	1.90
Distributions
From Net Investment Income	(0.14)		(0.15)	(0.26)	(0.23)	—
From Net Realized Gains	—		—	—	(0.54)	—
Total Distributions	(0.14)		(0.15)	(0.26)	(0.77)	—
Net Asset Value, End of Period	$7.45		$5.96	$5.81	$9.73	$11.90

Total Return(4)	27.36%		4.88%	(37.65)%	(12.19)%	19.00%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.98	%(5)	0.98%	0.97%	0.96%	0.98	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.00	%(5)	1.75%	3.29%	2.70%	2.50	%(5)
Portfolio Turnover Rate	53%		83%	131%	108%	51%
Net Assets, End of Period (in thousands)	$963		$653	$862	$1,374	$1,208

(1)	Six months ended December 31, 2010 (unaudited).

(2)	November 30, 2006 (fund inception) through June 30, 2007.

(3)	Computed using average shares outstanding throughout the period.

(4)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(5)	Annualized.

See Notes to Financial Statements.

23

A Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(1)		2010	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$5.94		$5.79	$9.71	$11.87	$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	0.02		0.09	0.17	0.24	0.13
Net Realized and Unrealized Gain (Loss)	1.60		0.18	(3.86)	(1.68)	1.74
Total From Investment Operations	1.62		0.27	(3.69)	(1.44)	1.87
Distributions
From Net Investment Income	(0.11)		(0.12)	(0.23)	(0.18)	—
From Net Realized Gains	—		—	—	(0.54)	—
Total Distributions	(0.11)		(0.12)	(0.23)	(0.72)	—
Net Asset Value, End of Period	$7.45		$5.94	$5.79	$9.71	$11.87

Total Return(4)	27.22%		4.42%	(38.00)%	(12.53)%	18.70%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.43	%(5)	1.43%	1.42%	1.41%	1.43	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.55	%(5)	1.30%	2.84%	2.25%	2.05	%(5)
Portfolio Turnover Rate	53%		83%	131%	108%	51%
Net Assets, End of Period (in thousands)	$903		$730	$903	$1,485	$1,226

(1)	Six months ended December 31, 2010 (unaudited).

(2)	November 30, 2006 (fund inception) through June 30, 2007.

(3)	Computed using average shares outstanding throughout the period.

(4)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(5)	Annualized.

See Notes to Financial Statements.

24

B Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(1)		2010	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$5.92		$5.77	$9.66	$11.81	$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	(0.01)		0.04	0.13	0.15	0.08
Net Realized and Unrealized Gain (Loss)	1.58		0.18	(3.83)	(1.66)	1.73
Total From Investment Operations	1.57		0.22	(3.70)	(1.51)	1.81
Distributions
From Net Investment Income	(0.05)		(0.07)	(0.19)	(0.10)	—
From Net Realized Gains	—		—	—	(0.54)	—
Total Distributions	(0.05)		(0.07)	(0.19)	(0.64)	—
Net Asset Value, End of Period	$7.44		$5.92	$5.77	$9.66	$11.81

Total Return(4)	26.52%		3.64%	(38.34)%	(13.26)%	18.20%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.18	%(5)	2.18%	2.17%	2.16%	2.18	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.20	)%(5)	0.55%	2.09%	1.50%	1.30	%(5)
Portfolio Turnover Rate	53%		83%	131%	108%	51%
Net Assets, End of Period (in thousands)	$866		$677	$651	$1,128	$1,208

(1)	Six months ended December 31, 2010 (unaudited).

(2)	November 30, 2006 (fund inception) through June 30, 2007.

(3)	Computed using average shares outstanding throughout the period.

(4)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(5)	Annualized.

See Notes to Financial Statements.

25

C Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(1)		2010	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$5.92		$5.77	$9.66	$11.82	$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	(0.01)		0.04	0.13	0.15	0.08
Net Realized and Unrealized Gain (Loss)	1.58		0.18	(3.83)	(1.67)	1.74
Total From Investment Operations	1.57		0.22	(3.70)	(1.52)	1.82
Distributions
From Net Investment Income	(0.05)		(0.07)	(0.19)	(0.10)	—
From Net Realized Gains	—		—	—	(0.54)	—
Total Distributions	(0.05)		(0.07)	(0.19)	(0.64)	—
Net Asset Value, End of Period	$7.44		$5.92	$5.77	$9.66	$11.82

Total Return(4)	26.52%		3.64%	(38.34)%	(13.26)%	18.20%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.18	%(5)	2.18%	2.17%	2.16%	2.18	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.20	)%(5)	0.55%	2.09%	1.50%	1.30	%(5)
Portfolio Turnover Rate	53%		83%	131%	108%	51%
Net Assets, End of Period (in thousands)	$817		$631	$742	$1,156	$1,231

(1)	Six months ended December 31, 2010 (unaudited).

(2)	November 30, 2006 (fund inception) through June 30, 2007.

(3)	Computed using average shares outstanding throughout the period.

(4)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(5)	Annualized.

See Notes to Financial Statements.

26

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(1)		2010	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$5.93		$5.78	$9.69	$11.85	$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	0.01		0.08	0.16	0.20	0.11
Net Realized and Unrealized Gain (Loss)	1.60		0.17	(3.85)	(1.67)	1.74
Total From Investment Operations	1.61		0.25	(3.69)	(1.47)	1.85
Distributions
From Net Investment Income	(0.09)		(0.10)	(0.22)	(0.15)	—
From Net Realized Gains	—		—	—	(0.54)	—
Total Distributions	(0.09)		(0.10)	(0.22)	(0.69)	—
Net Asset Value, End of Period	$7.45		$5.93	$5.78	$9.69	$11.85

Total Return(4)	26.94%		4.16%	(38.13)%	(12.78)%	18.50%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.68	%(5)	1.68%	1.67%	1.66%	1.68	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.30	%(5)	1.05%	2.59%	2.00%	1.80	%(5)
Portfolio Turnover Rate	53%		83%	131%	108%	51%
Net Assets, End of Period (in thousands)	$866		$682	$652	$1,051	$1,203

(1)	Six months ended December 31, 2010 (unaudited).

(2)	November 30, 2006 (fund inception) through June 30, 2007.

(3)	Computed using average shares outstanding throughout the period.

(4)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(5)	Annualized.

See Notes to Financial Statements.

27

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor
©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SAN-70485   1102

SEMIANNUAL REPORT              DECEMBER 31, 2010

NT Equity Growth Fund

President’s Letter	2
Market Perspective	3
U.S. Stock Index Returns	3

Performance	4
Portfolio Commentary	5
Top Ten Holdings	7
Top Five Industries	7
Types of Investments in Portfolio	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	10
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	21

Other Information

Additional Information	22

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

    Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended December 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

    By Scott Wittman, Chief Investment Officer, Quantitative Equity and Asset Allocation

Strong Returns for Stocks

After declining modestly overall in the first six months of 2010, the U.S. stock market rebounded sharply during the final half of the year. The broad equity indices enjoyed their best six-month period of performance in more than a year and the third-best six-month return in the past decade.

The equity market was volatile early in the period, advancing in July and falling in August as signs of a slowdown in the pace of economic activity, combined with persistent sovereign debt problems in Europe, led to concerns about a potential “double-dip” recession (a return to recession after a brief period of recovery). The uncertain outlook contributed to wide day-to-day market fluctuations as investors reacted to inconsistent economic data.

However, investor sentiment changed in September, when the market generated its best month of performance since April 2009, sparking a substantial rally that extended through the end of the year. Many segments of the economy began to show evidence of improvement, erasing concerns about a relapse into recession. In addition, another round of quantitative easing measures by the Federal Reserve and an 11th-hour extension of federal tax breaks scheduled to expire at the end of 2010 bolstered investor confidence that economic growth would continue to accelerate in 2011.

Smaller Stocks and Growth Shares Outperformed

For the six-month period, the broad U.S. equity indices gained approximately 25% overall. As the table below indicates, smaller was better—small- and mid-cap stocks led the market’s advance, with small-company stocks gaining nearly 30%. Meanwhile, growth-oriented shares solidly outpaced value issues across all market capitalizations during the period, reflecting the improving prospects for economic growth.

Every sector of the market posted double-digit gains for the six months. The most economically sensitive sectors of the market—including materials, energy, industrials, and consumer discretionary—delivered the best returns. In particular, the materials sector gained 40% thanks to a surge in commodity prices. The laggards were the more defensive segments of the market, such as health care, utilities, and consumer staples.

U.S. Stock Index Returns
For the six months ended December 31, 2010*
Russell 1000 Index (Large-Cap)	24.03%	Russell 2000 Index (Small-Cap)	29.38%
Russell 1000 Growth Index	26.37%	Russell 2000 Growth Index	32.14%
Russell 1000 Value Index	21.74%	Russell 2000 Value Index	26.58%
Russell Midcap Index	28.12%
Russell Midcap Growth Index	30.71%
Russell Midcap Value Index	25.86%

*Total returns for periods less than one year are not annualized.

3

Performance

Total Returns as of December 31, 2010
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	Since Inception	Inception Date
Institutional Class	ACLEX	22.11%	14.75%	0.65%	5/12/06
S&P 500 Index	—	23.27%	15.06%	1.27%(2)	—

(1)	Total returns for periods less than one year are not annualized.

(2)	Since 4/30/06, the date nearest the Institutional Class’s inception for which data are available.

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006

*From 5/12/06, the Institutional Class’s inception date. Index data from 4/30/06, the date nearest the Institutional Class’s inception for which data are available. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class 0.50%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Portfolio Managers: Bill Martin and Claudia Musat

Performance Summary

NT Equity Growth returned 22.11%* for the six months ended December 31, 2010, compared with the 23.27% return of its benchmark, the S&P 500 Index.

NT Equity Growth’s return of more than 20% reflected the sharp rally in the U.S. equity market for the last half of 2010. Despite this strong absolute return, however, the fund lagged the S&P 500 for the six months. Individual stock selection, which is the primary emphasis in our investment approach for NT Equity Growth, was the key factor behind the fund’s underperformance of the index.

Materials and Energy Drove Absolute Results

On an absolute basis, the best-performing sectors in the portfolio were materials and energy, both of which gained more than 40% for the six-month period. Expectations of improving economic conditions on a global scale provided a lift to commodity prices, which in turn boosted materials and energy stocks. Five of the portfolio’s top ten contributors to absolute performance—including four of the top five—came from these two sectors. The best contributors included metals producer Freeport-McMoRan Copper & Gold and energy services and equipment provider National Oilwell Varco, both of which gained more than 100% for the six months. Oil and gas producers Exxon Mobil, Chevron, and ConocoPhillips were also among the portfolio’s top contributors.

Information technology, NT Equity Growth’s largest sector weighting during the period, also contributed meaningfully to absolute performance. The leading contributors from this sector included software giant Microsoft, IT services provider International Business Machines, and consumer electronics maker Apple.

On the downside, the only sector of the portfolio to post a single-digit gain for the six-month period was utilities. Independent power producers had the biggest negative impact in the utilities sector, led by declines in Constellation Energy Group and NRG Energy. Other notable individual detractors in the portfolio included financial services firm Bank of America, construction materials manufacturer Carlisle, and consumer electronics retailer Best Buy.

Industrials and Technology Underperformed

Looking at relative performance, NT Equity Growth’s holdings in the industrials and information technology sectors contributed the most to its underperformance of the S&P 500 for the six-month period. Stock selection among aerospace and defense companies and industrial conglomerates generated the bulk of the underperformance in the industrials sector. The most significant detractor was defense contractor Raytheon, which fell amid expectations of reduced defense spending going forward. Construction materials company Carlisle also tumbled as higher raw materials costs crimped profit margins.

* Total returns for periods less than one year are not annualized.

5

In the information technology sector, computer hardware makers and semiconductor manufacturers detracted the most. The biggest detractor in this sector was printer maker Lexmark International, which reported disappointing revenues and rising inventory levels late in the year, and also announced the retirement of the company’s longtime CEO.

When it comes to stock selection, underweight positions versus the index are just as important as overweight positions, and this was especially true for the fund’s biggest detractor during the period. NT Equity Growth held a significant underweight in oilfield services and equipment provider Schlumberger, which rallied sharply as oil prices rose and drilling activity increased.

Health Care and Financials Added Value

On the positive side, stock selection was most successful in the health care and financials sectors of the portfolio. Stock choices among pharmaceutical firms and health care equipment makers contributed virtually all of the outperformance in the health care sector. By far, the top contributor in this sector was drug maker Endo Pharmaceuticals, which rallied sharply after reporting solid earnings and announcing several beneficial acquisitions during the period.

In the financials sector, commercial banks and insurers were the best contributors. An underweight position in insurance conglomerate Berkshire Hathaway, which posted a flat return for the six-month period, and an overweight position in insurer Principal Financial Group, one of the leading performers in the insurance industry, added the most value in this sector.

Other top contributors to performance versus the index included Freeport-McMoRan Copper & Gold, which reported robust earnings thanks to a strong increase in commodity prices; auto parts maker TRW Automotive, which consistently exceeded earnings expectations amid a continued recovery in the auto industry; and industrial producer Timken, which reported healthy profit growth as demand improved in many of its end markets.

A Look Ahead

The stock market’s fluctuations in 2010 were driven more by the broad economic environment than by the fundamental prospects of individual stocks. This general view of the market as an asset class rather than a collection of individual companies can provide opportunities for active investment managers like us to take advantage of mispriced individual stocks. Over time, we expect the economic anxieties reflected in recent market movements to subside, allowing the unique characteristics of each stock to have the biggest impact on performance.

The quantitative investment process used to manage NT Equity Growth is structured to be objective, disciplined, and systematic. This framework helps us eliminate biases, avoid decisions driven by emotion and short-term fads, and produce repeatable results. Our unique process, built upon proprietary models and methodologies, is designed to outperform over the long term.

6

Top Ten Holdings
% of net assets as of 12/31/10
Microsoft Corp.	2.7%
Exxon Mobil Corp.	2.6%
Chevron Corp.	2.5%
International Business Machines Corp.	2.5%
Wells Fargo & Co.	2.3%
AT&T, Inc.	2.2%
Johnson & Johnson	2.1%
JPMorgan Chase & Co.	2.0%
Apple, Inc.	1.9%
Intel Corp.	1.8%

Top Five Industries
% of net assets as of 12/31/10
Oil, Gas & Consumable Fuels	10.1%
Pharmaceuticals	6.0%
Insurance	5.4%
Computers & Peripherals	4.7%
IT Services	4.1%

Types of Investments in Portfolio
% of net assets as of 12/31/10
Domestic Common Stocks	93.3%
Foreign Common Stocks*	5.7%
Total Common Stocks	99.0%
Temporary Cash Investments	1.6%
Other Assets and Liabilities	(0.6)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 – 12/31/10	Annualized Expense Ratio*
Actual
Institutional Class	$1,000	$1,221.10	$2.74	0.49%
Hypothetical
Institutional Class	$1,000	$1,022.74	$2.50	0.49%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

DECEMBER 31, 2010 (UNAUDITED)

	Shares	Value
Common Stocks — 99.0%
AEROSPACE & DEFENSE — 2.3%
Boeing Co. (The)	51,772	$3,378,641
General Dynamics Corp.	46,867	3,325,682
Raytheon Co.	75,634	3,504,880
		10,209,203
AIR FREIGHT & LOGISTICS — 1.4%
United Parcel Service, Inc., Class B	85,807	6,227,872
AUTO COMPONENTS — 0.9%
Magna International, Inc.	22,322	1,160,744
TRW Automotive Holdings Corp.(1)	54,474	2,870,780
		4,031,524
AUTOMOBILES — 1.0%
Ford Motor Co.(1)	271,005	4,550,174
BEVERAGES — 1.8%
Coca-Cola Co. (The)	50,583	3,326,844
Coca-Cola Enterprises, Inc.	22,998	575,640
Dr Pepper Snapple Group, Inc.	78,761	2,769,237
PepsiCo, Inc.	21,961	1,434,712
		8,106,433
BIOTECHNOLOGY — 2.4%
Amgen, Inc.(1)	84,004	4,611,819
Biogen Idec, Inc.(1)	59,654	3,999,801
Cephalon, Inc.(1)	32,961	2,034,353
		10,645,973
CAPITAL MARKETS — 1.9%
Goldman Sachs Group, Inc. (The)	26,668	4,484,491
Legg Mason, Inc.	104,412	3,787,023
		8,271,514
CHEMICALS — 1.9%
Cytec Industries, Inc.	6,493	344,519
Lubrizol Corp.	20,658	2,207,927
OM Group, Inc.(1)	14,320	551,463
PPG Industries, Inc.	50,216	4,221,659
Valspar Corp.	4,525	156,022
W.R. Grace & Co.(1)	29,840	1,048,279
		8,529,869
COMMERCIAL BANKS — 3.4%
PNC Financial Services Group, Inc.	38,607	2,344,217
SunTrust Banks, Inc.	27,829	821,234
U.S. Bancorp.	62,419	1,683,440
Wells Fargo & Co.	326,951	10,132,212
		14,981,103
COMMERCIAL SERVICES & SUPPLIES(2)
Waste Management, Inc.	995	36,686
COMMUNICATIONS EQUIPMENT — 1.4%
Cisco Systems, Inc.(1)	46,273	936,103
Harris Corp.	53,046	2,402,984
Plantronics, Inc.	5,555	206,757
Research In Motion Ltd.(1)	42,147	2,450,005
		5,995,849
COMPUTERS & PERIPHERALS — 4.7%
Apple, Inc.(1)	26,484	8,542,679
Dell, Inc.(1)	75,980	1,029,529
EMC Corp.(1)	8,284	189,704
Hewlett-Packard Co.	41,062	1,728,710
Lexmark International, Inc., Class A(1)	82,450	2,870,909
SanDisk Corp.(1)	46,422	2,314,601
Seagate Technology plc(1)	209,918	3,155,067
Western Digital Corp.(1)	33,774	1,144,939
		20,976,138
CONSUMER FINANCE — 0.5%
American Express Co.	21,522	923,724
Cash America International, Inc.	32,854	1,213,298
		2,137,022
CONTAINERS & PACKAGING — 0.4%
Ball Corp.	23,633	1,608,226
Graphic Packaging Holding Co.(1)	81,562	317,276
		1,925,502
DIVERSIFIED CONSUMER SERVICES — 0.9%
Career Education Corp.(1)	24,955	517,317
H&R Block, Inc.	3,529	42,030
ITT Educational Services, Inc.(1)	51,784	3,298,123
		3,857,470
DIVERSIFIED FINANCIAL SERVICES — 4.1%
Bank of America Corp.	356,124	4,750,694
Citigroup, Inc.(1)	496,250	2,347,263
JPMorgan Chase & Co.	214,814	9,112,410
McGraw-Hill Cos., Inc. (The)	57,440	2,091,390
		18,301,757
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.7%
AT&T, Inc.	334,708	9,833,721
Verizon Communications, Inc.	185,954	6,653,434
		16,487,155
ELECTRIC UTILITIES — 1.3%
Entergy Corp.	37,442	2,652,017
Exelon Corp.	33,517	1,395,648
NextEra Energy, Inc.	31,673	1,646,679
		5,694,344

10

	Shares	Value
ELECTRICAL EQUIPMENT(2)
Rockwell Automation, Inc.	612	$43,886
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.2%
Anixter International, Inc.	206	12,304
Celestica, Inc.(1)	23,728	230,161
Tyco Electronics Ltd.	81,232	2,875,613
Vishay Intertechnology, Inc.(1)	137,673	2,021,040
Vishay Precision Group, Inc.(1)	727	13,697
		5,152,815
ENERGY EQUIPMENT & SERVICES — 1.0%
Complete Production Services, Inc.(1)	27,088	800,450
National Oilwell Varco, Inc.	11,105	746,811
Schlumberger Ltd.	17,459	1,457,827
SEACOR Holdings, Inc.	9,660	976,529
Transocean Ltd.(1)	9,107	633,028
		4,614,645
FOOD & STAPLES RETAILING — 0.4%
Wal-Mart Stores, Inc.	31,192	1,682,185
FOOD PRODUCTS — 3.3%
Corn Products International, Inc.	52,015	2,392,690
Del Monte Foods Co.	192,978	3,627,986
Dole Food Co., Inc.(1)	18,058	243,963
Hershey Co. (The)	79,538	3,750,217
Sara Lee Corp.	80,727	1,413,530
Tyson Foods, Inc., Class A	191,567	3,298,784
		14,727,170
HEALTH CARE EQUIPMENT & SUPPLIES — 0.2%
Becton, Dickinson & Co.	11,254	951,188
HEALTH CARE PROVIDERS & SERVICES — 3.4%
Cardinal Health, Inc.	108,594	4,160,236
Health Net, Inc.(1)	52,135	1,422,764
Humana, Inc.(1)	72,774	3,983,649
Magellan Health Services, Inc.(1)	18,834	890,472
McKesson Corp.	15,167	1,067,453
UnitedHealth Group, Inc.	105,520	3,810,327
		15,334,901
HOTELS, RESTAURANTS & LEISURE — 1.1%
Brinker International, Inc.	5,206	108,701
McDonald’s Corp.	12,406	952,285
Starbucks Corp.	118,212	3,798,151
		4,859,137
HOUSEHOLD DURABLES — 0.1%
American Greetings Corp., Class A	13,052	289,232
HOUSEHOLD PRODUCTS — 2.3%
Colgate-Palmolive Co.	13,126	1,054,937
Energizer Holdings, Inc.(1)	25,059	1,826,801
Procter & Gamble Co. (The)	117,325	7,547,517
		10,429,255
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.4%
GenOn Energy, Inc.(1)	147,464	561,838
NRG Energy, Inc.(1)	64,987	1,269,846
		1,831,684
INDUSTRIAL CONGLOMERATES — 2.2%
3M Co.	64,150	5,536,145
General Electric Co.	240,588	4,400,354
Seaboard Corp.	23	45,793
		9,982,292
INSURANCE — 5.4%
ACE Ltd.	33,499	2,085,313
Allied World Assurance Co. Holdings Ltd.	42,248	2,511,221
American Financial Group, Inc.	92,100	2,973,909
Berkshire Hathaway, Inc., Class B(1)	17,305	1,386,303
Chubb Corp. (The)	20,469	1,220,771
Endurance Specialty Holdings Ltd.	11,223	517,044
Horace Mann Educators Corp.	12,527	225,987
Loews Corp.	90,322	3,514,429
Principal Financial Group, Inc.	103,049	3,355,275
Prudential Financial, Inc.	73,701	4,326,986
Travelers Cos., Inc. (The)	37,728	2,101,827
		24,219,065
INTERNET SOFTWARE & SERVICES — 1.5%
AOL, Inc.(1)	50,436	1,195,837
EarthLink, Inc.	54,180	465,948
Google, Inc., Class A(1)	8,412	4,996,476
		6,658,261
IT SERVICES — 4.1%
Accenture plc, Class A	75,037	3,638,544
Computer Sciences Corp.	54,543	2,705,333
International Business Machines Corp.	75,318	11,053,670
Western Union Co. (The)	49,344	916,318
		18,313,865
LEISURE EQUIPMENT & PRODUCTS — 0.6%
Polaris Industries, Inc.	35,787	2,792,102
LIFE SCIENCES TOOLS & SERVICES — 0.2%
Bruker Corp.(1)	50,485	838,051

11

	Shares	Value
MACHINERY — 2.5%
Briggs & Stratton Corp.	933	$18,371
Caterpillar, Inc.	36,033	3,374,851
CNH Global NV(1)	926	44,207
Deere & Co.	14,771	1,226,732
Eaton Corp.	5,361	544,195
Parker-Hannifin Corp.	34,473	2,975,020
Timken Co.	60,580	2,891,483
		11,074,859
MEDIA — 2.5%
Comcast Corp., Class A	208,203	4,574,220
DirecTV, Class A(1)	49,380	1,971,743
Scholastic Corp.	3,341	98,693
Time Warner, Inc.	138,657	4,460,596
		11,105,252
METALS & MINING — 2.1%
Freeport-McMoRan Copper & Gold, Inc.	44,488	5,342,564
Newmont Mining Corp.	64,297	3,949,765
		9,292,329
MULTILINE RETAIL — 1.3%
Macy’s, Inc.	27,780	702,834
Target Corp.	83,261	5,006,484
		5,709,318
MULTI-UTILITIES — 1.1%
DTE Energy Co.	26,665	1,208,458
Integrys Energy Group, Inc.	80,134	3,887,300
		5,095,758
OIL, GAS & CONSUMABLE FUELS — 10.1%
Apache Corp.	23,295	2,777,463
Canadian Natural Resources Ltd.	59,131	2,626,599
Chevron Corp.	123,016	11,225,210
ConocoPhillips	111,217	7,573,878
Exxon Mobil Corp.	156,921	11,474,063
Murphy Oil Corp.	27,358	2,039,539
Occidental Petroleum Corp.	66,880	6,560,928
Sunoco, Inc.	18,527	746,823
		45,024,503
PAPER & FOREST PRODUCTS — 0.3%
Domtar Corp.	20,047	1,521,968
PERSONAL PRODUCTS — 0.8%
Estee Lauder Cos., Inc. (The), Class A	41,461	3,345,903
PHARMACEUTICALS — 6.0%
Abbott Laboratories	63,442	3,039,506
Bristol-Myers Squibb Co.	121,604	3,220,074
Eli Lilly & Co.	136,816	4,794,033
Endo Pharmaceuticals Holdings, Inc.(1)	10,757	384,132
Forest Laboratories, Inc.(1)	67,112	2,146,242
Johnson & Johnson	151,775	9,387,284
Merck & Co., Inc.	38,500	1,387,540
Pfizer, Inc.	139,578	2,444,011
		26,802,822
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.5%
Equity LifeStyle Properties, Inc.	8,618	482,004
Rayonier, Inc.	29,813	1,565,779
Simon Property Group, Inc.	3,353	333,590
		2,381,373
ROAD & RAIL — 0.6%
CSX Corp.	27,326	1,765,533
Norfolk Southern Corp.	11,467	720,357
		2,485,890
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.2%
Intel Corp.	389,247	8,185,865
LSI Corp.(1)	66,208	396,586
Marvell Technology Group Ltd.(1)	106,468	1,974,981
Micron Technology, Inc.(1)	356,890	2,862,258
Teradyne, Inc.(1)	54,300	762,372
		14,182,062
SOFTWARE — 3.9%
Intuit, Inc.(1)	73,545	3,625,768
Microsoft Corp.	423,166	11,814,795
Oracle Corp.	66,949	2,095,504
		17,536,067
SPECIALTY RETAIL — 2.7%
Advance Auto Parts, Inc.	32,040	2,119,446
AutoZone, Inc.(1)	8,841	2,409,968
Best Buy Co., Inc.	17,278	592,463
Home Depot, Inc. (The)	25,135	881,233
Rent-A-Center, Inc.	9,062	292,522
Ross Stores, Inc.	40,077	2,534,870
Williams-Sonoma, Inc.	82,915	2,959,236
		11,789,738
TOTAL COMMON STOCKS (Cost $377,952,593)		441,033,164

12

	Shares	Value
Temporary Cash Investments — 1.6%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	17,336	$17,336
Repurchase Agreement, Goldman Sachs Group, Inc., (collateralized by various U.S. Treasury obligations, 1.125%, 12/15/11, valued at $7,452,305), in a joint trading account at 0.06%, dated 12/31/10, due 1/3/11 (Delivery value $7,300,036)		7,300,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $7,317,336)		7,317,336
TOTAL INVESTMENT SECURITIES — 100.6% (Cost $385,269,929)		448,350,500
OTHER ASSETS AND LIABILITIES — (0.6)%		(2,767,290)
TOTAL NET ASSETS — 100.0%		$445,583,210

Notes to Schedule of Investments

(1)	Non-income producing.

(2)	Industry is less than 0.05% of total net assets.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

DECEMBER 31, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $385,269,929)	$448,350,500
Receivable for capital shares sold	430,850
Dividends and interest receivable	219,206
449,000,556

Liabilities
Payable for investments purchased	3,239,333
Accrued management fees	178,013
3,417,346

Net Assets	$445,583,210

Institutional Class Capital Shares, $0.01 Par Value
Shares authorized	100,000,000
Shares outstanding	46,417,256

Net Asset Value Per Share	$9.60

Net Assets Consist of:
Capital (par value and paid-in surplus)	$391,251,365
Accumulated net investment loss	(29,079)
Accumulated net realized loss	(8,719,647)
Net unrealized appreciation	63,080,571
$445,583,210

See Notes to Financial Statements.

14

Statement of Operations

FOR THE SIX MONTHS ENDED DECEMBER 31, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $6,309)	$3,888,526
Interest	3,108
3,891,634

Expenses:
Management fees	960,575
Director’ fees and expenses	3,598
Other expenses	748
964,921

Net investment income (loss)	2,926,713

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	12,271,565
Futures contract transactions	89,830
12,361,395

Change in net unrealized appreciation (depreciation) on investments	63,488,435

Net realized and unrealized gain (loss)	75,849,830

Net Increase (Decrease) in Net Assets Resulting from Operations	$78,776,543

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

SIX MONTHS ENDED DECEMBER 31, 2010 (UNAUDITED) AND YEAR ENDED JUNE 30, 2010
Increase (Decrease) in Net Assets	December 31, 2010	June 30, 2010
Operations
Net investment income (loss)	$2,926,713	$3,625,736
Net realized gain (loss)	12,361,395	22,202,812
Change in net unrealized appreciation (depreciation)	63,488,435	(4,601,954)
Net increase (decrease) in net assets resulting from operations	78,776,543	21,226,594

Distributions to Shareholders
From net investment income	(3,077,273)	(3,438,550)

Capital Share Transactions
Proceeds from shares sold	58,469,509	123,776,451
Proceeds from reinvestment of distributions	3,077,273	787,044
Payments for shares redeemed	(12,621,287)	(12,439,437)
Net increase (decrease) in net assets from capital share transactions	48,925,495	112,124,058

Net increase (decrease) in net assets	124,624,765	129,912,102

Net Assets
Beginning of period	320,958,445	191,046,343
End of period	$445,583,210	$320,958,445

Accumulated undistributed net investment income (loss)	$(29,079)	$121,481

Transactions in Shares of the Fund
Sold	6,967,185	14,919,441
Issued in reinvestment of distributions	336,152	91,623
Redeemed	(1,434,853)	(1,525,318)
Net increase (decrease) in shares of the fund	5,868,484	13,485,746

See Notes to Financial Statements.

16

Notes to Financial Statements

DECEMBER 31, 2010 (UNAUDITED)

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. NT Equity Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing in common stocks. The fund is not permitted to invest in any securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

17

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the fund remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200%. The rates for the Complex Fee range from 0.0500% to 0.1100%. The effective annual management fee for the six months ended December 31, 2010 was 0.49%.

18

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC. The fund is wholly owned, in aggregate, by various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP). ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended December 31, 2010, were $189,386,008 and $140,751,466, respectively.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$415,608,669	—	—
Foreign Common Stocks	25,424,495	—	—
Temporary Cash Investments	17,336	$7,300,000	—
Total Value of Investment Securities	$441,050,500	$7,300,000	—

19

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any equity price risk derivative instruments disclosed on the Statement of Assets and Liabilities. For the six months ended December 31, 2010, the effect of equity price risk derivative instruments on the Statement of Operations was $89,830 in net realized gain (loss) on futures contract transactions.

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$393,177,545
Gross tax appreciation of investments	$57,668,193
Gross tax depreciation of investments	(2,495,238)
Net tax appreciation (depreciation) of investments	$55,172,955

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of June 30, 2010, the fund had accumulated capital losses of $(13,163,381), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(9,087,176) and $(4,076,205) expire in 2017 and 2018, respectively.

20

Financial Highlights

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010(1)		2010	2009	2008	2007(2)		2006(3)
Per-Share Data
Net Asset Value, Beginning of Period	$7.92		$7.06	$9.98	$11.53	$10.87		$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.07	(4)	0.11 (4)	0.13 (4)	0.12	0.06		0.07
Net Realized and Unrealized Gain (Loss)	1.68		0.85	(2.89)	(1.47)	0.65		0.87
Total From Investment Operations	1.75		0.96	(2.76)	(1.35)	0.71		0.94
Distributions
From Net Investment Income	(0.07)		(0.10)	(0.16)	(0.09)	(0.05)		(0.07)
From Net Realized Gains	—		—	—	(0.11)	—		—
Total Distributions	(0.07)		(0.10)	(0.16)	(0.20)	(0.05)		(0.07)
Net Asset Value, End of Period	$9.60		$7.92	$7.06	$9.98	$11.53		$10.87

Total Return(5)	22.11%		13.53%	(27.73)%	(11.84)%	6.59%		9.47%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.49	%(6)	0.49%	0.50%	0.47%	0.47	%(6)	0.47	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.48	%(6)	1.31%	1.82%	1.20%	1.04	%(6)	1.20	%(6)
Portfolio Turnover Rate	37%		69%	109%	99%	54%		65%
Net Assets, End of Period (in thousands)	$445,583		$320,958	$191,046	$112,417	$91,945		$71,743

(1)	Six months ended December 31, 2010 (unaudited).

(2)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(3)	May 12, 2006 (fund inception) through December 31, 2006.

(4)	Computed using average shares outstanding throughout the period.

(5)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(6)	Annualized.

See Notes to Financial Statements.

21

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

22

Notes

23

Notes

24

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor
©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SAN-70495   1102

ITEM 2.  CODE OF ETHICS.

Not applicable for semiannual report filings.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semiannual report filings.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semiannual report filings.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)	Not applicable for semiannual report filings.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX- 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Quantitative Equity Funds, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	February 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	February 28, 2011

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	February 28, 2011